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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07890

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/13

Item 1. Report to Stockholders.

Annual Report to Shareholders February 28, 2013

Invesco High Yield Municipal Fund

Nasdaq:
A: ACTHX ▪ B: ACTGX ▪ C: ACTFX ▪ Y: ACTDX ▪ R5: ACTNX

2 Letters to Shareholders
4 Performance Summary
4 Management Discussion
6 Long-Term Fund Performance
8 Supplemental Information
10 Schedule of Investments
56 Financial Statements
58 Notes to Financial Statements
64 Financial Highlights
65 Auditor's Report
66 Fund Expenses
67 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As it began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data and competing proposals on how to reduce the federal budget deficit increased investor uncertainty and hindered market performance. Throughout the reporting period, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco High Yield Municipal Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order refocus on their long-term savings goals.

Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty. Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco

Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	lnvesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco High Yield Municipal Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2013, all share classes of Invesco High Yield Municipal Fund, at net asset value (NAV), posted positive returns. The Fund at NAV underperformed its broad market benchmark, the Barclays High Yield Municipal Bond Index but outperformed its style-specific benchmark, the Custom High Yield Municipal Index. The Fund’s underweight allocation to the tobacco sector was the main driver of underperformance versus the Barclays High Yield Municipal Bond Index. Conversely, our overweight exposure to hospital bonds contributed to Fund returns for the reporting period.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/12 to 2/28/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.78%
Class B Shares	10.87
Class C Shares	9.97
Class Y Shares	11.04
Class R5 Shares*	11.04
Barclays High Yield Municipal Bond Index‚ (Broad Market Index)	14.39
Custom High Yield Municipal Index■ (Style-Specific Index)	7.00

Source(s): ‚Invesco, Barclays; ■Invesco, Lipper Inc., Barclays

*	Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares.

See page 7 for a detailed explanation of Fund performance.

How we invest

The Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

Under normal market conditions, we generally seek to achieve the Fund’s investment objective by investing primarily in a portfolio of medium- and lower-grade municipal securities. Although not governed by specific rating categories, the Fund generally invests at least 75% of its net assets in municipal securities rated medium- to lower-quality by at least one nationally recognized statistical rating organization – or if not rated, securities we determine to be of comparable quality – at the time of purchase.

Under normal market conditions, we may invest all or a substantial portion of the Fund’s assets in municipal securities that are subject to the federal alternative minimum tax (AMT). Accordingly, the Fund may not be a suitable investment for investors who are already subject to the AMT or could become subject to it as a result of an investment in the Fund.

At times, conditions in the municipal securities markets may be such that we will invest in higher-grade issues, particularly when the difference in returns between quality classifications is very narrow or when we expect interest rates to increase. These investments may lessen the decline in NAV but may affect the amount of current income, since yields of higher-grade securities are usually lower than yields of medium- or lower-grade securities.

Sell decisions generally are based on:

■	A deterioration or likely deterioration of an individual issuer’s capacity to meet its debt obligations on a timely basis.
■	A deterioration or likely deterioration of the broader fundamentals of a particular industry or sector.
■	Opportunities in the secondary or primary market to exchange into a security with better relative value.

Market conditions and your Fund

For the fiscal year ended February 28, 2013, the municipal market produced yet another year of positive performance. The Barclays Municipal Bond Index returned 5.01%, outperforming other fixed income indexes such as the Barclays U.S. Aggregate Index, which returned 3.12%; the Barclays Asset-Backed Securities Index, which returned 2.64%; the Barclays U.S. Mortgage-Backed Securities Index, which returned 1.92%; and the Barclays U.S. Agency Index, which returned 1.88%.1

    During the reporting period, municipal issuance, or lack thereof, coupled with strong net inflows into municipal bond funds, resulted in a favorable environment for municipal performance. Municipal bond issuance ended 2012 with $379 billion in gross new issues.2 While the gross figure reflects a 29% increase from the 2011 level, it also marks the second consecutive year of net negative supply.2 Concerns regarding tax reform and general economic uncertainty led investors to flock into municipal bond funds, and net inflows for calendar year 2012 were over $50 billion3, a stark contrast from the $12 billion in net outflows that the category experienced in calendar year 2011.3

    The financial situation at the state level generally continues to improve, as evidenced by the growth in tax revenues, which have increased for 11 consecutive quarters, according to data collected by the Rockefeller Institute.4 The 11 quarters of growth in state tax collections came after five straight quarters of declines in collections were posted immediately following the recession.4 Year-over-year state tax revenues increased by 2.7% in the third quarter of 2012, the most recent data available.4 Despite these positive trends, overall tax collections remain weak compared to recent history. Nevertheless, state tax revenues were 1.4% higher in the third quarter of 2012 than they were in the same quarter of 2008.4

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	93.1%
General Obligation Bonds	5.0
Pre-Refunded Bonds	1.9

Total Net Assets	$7.3 billion

Total Number of Holdings	1,630

Top Five Fixed Income Holdings

	Coupon	Maturity	% of Total Net Assets
1. Sanger Industrial Development Corp.	8.00%	07/01/38	0.7%
2. Tobacco Settlement Financing Corp.	5.00	06/01/29	0.6
3. Salt Verde Financial Corp.	5.00	12/01/37	0.6
4. Tobacco Settlement Financing Corp.	4.75	06/01/34	0.6
5. King (County of)	5.00	01/01/34	0.6

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4                Invesco High Yield Municipal Fund

    As we approached the end of the reporting period, we expected political, headline and event risk to remain elevated in 2013 as lawmakers consider various options to close the federal spending gap. We recognize that difficult budget and policy decisions are needed, and as a result we are avoiding investments that are highly dependent on federal aid.

    At the sector level, performance was driven by the Fund’s underweight allocation to the Tobacco Master Settlement Agreement (MSA) sector, which was the Fund’s best performing sector during the reporting period. While we increased the Fund’s tobacco exposure by selectively adding to stronger stocks during the reporting period, the Fund remains relatively underweight in this sector. We tend to avoid heavy allocations to the Tobacco MSA sector due to its historical volatility. Our underweight exposure to industrial development revenue/pollution control revenue bonds was also a detractor from relative Fund performance. Conversely, our overweight exposure to hospital bonds contributed to Fund returns for the reporting period.

    Performance was also driven by BBB-AAA5 credit quality spread tightening for most of the reporting period, largely a result of continued declining yields, strong demand and low tax-exempt issuance. As a result, BBB-rated and lower credit quality sectors outperformed higher-rated credits and contributed to Fund performance as we held overweight exposure to these market segments. The Fund’s non-rated allocation also contributed to relative Fund performance.

    In terms of yield curve positioning, the Fund’s security selection within the long end (20+ years) of the curve detracted from Fund performance, largely due to our relative underweight position in the Tobacco MSA sector. Some of our yield curve and duration positioning was implemented through the use of inverse floating rate securities. Inverse floating rate securities are instruments that have an inverse relationship to a referenced interest rate. Inverse floating rate securities can be a more efficient means of managing duration, yield curve exposure and credit exposure. Also, they potentially can enhance yield.

    During the reporting period, leverage made a positive contribution to the performance of the Fund. The Fund achieved a leveraged position through the use of inverse floating rate securities. The Fund uses leverage because we believe that, over time, leveraging can provide opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    Thank you for investing in Invesco High Yield Municipal Fund and for sharing our long-term investment horizon.

1	Source: Barclays
2	Source: Securities Industry and Financial Markets Association
3	Source: Morningstar
4	Source: The Nelson A. Rockefeller Institute of Government
5	Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Bill Black Chartered Financial Analyst, portfolio manager, is manager of Invesco High Yield Municipal Fund. He joined Invesco in 2010. Mr. Black earned a BS in engineering and public policy from Washington University in St. Louis and an MBA from Kellogg School of Management, Northwestern University.

Mark Paris Portfolio manager, is manager of Invesco High Yield Municipal Fund. He joined Invesco in 2010.

Mr. Paris earned a BBA in finance from Baruch College, The City University of New York.

James Phillips Portfolio manager, is manager of Invesco High Yield Municipal Fund. He joined Invesco in 2010.

Mr. Phillips earned a BA in American literature from Empire State College and an MBA in finance from University at Albany, The State University of New York.

5                Invesco High Yield Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 02/28/03

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart above and before tax table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                Invesco High Yield Municipal Fund

Average Annual Total Returns
As of 2/28/13, including maximum applicable sales charges
	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
Class A Shares
Inception (1/2/86)	6.11%	6.11%	6.16%
10 Years	5.29	5.29	5.35
5 Years	5.97	5.96	5.90
1 Year	6.08	6.08	5.91

Class B Shares
Inception (7/20/92)	5.62%	5.62%	5.66%
10 Years	5.10	5.10	5.11
5 Years	6.18	6.17	6.00
1 Year	5.87	5.87	5.90

Class C Shares
Inception (12/10/93)	4.92%	4.92%	4.98%
10 Years	4.96	4.95	4.96
5 Years	6.09	6.08	5.86
1 Year	8.97	8.97	7.31

Class Y Shares
Inception (3/1/06)	5.18%	5.18%	5.29%
5 Years	7.11	7.11	6.88
1 Year	11.04	11.04	8.95

Class R5 Shares
10 Years	6.61%	6.60%	6.45%
5 Years	7.72	7.71	7.32
1 Year	11.04	11.04	8.92

Average Annual Total Returns
As of 12/31/12, the most recent calendar quarter end, including maximum applicable sales charges
	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
Class A Shares
Inception (1/2/86)	6.10%	6.09%	6.13%
10 Years	5.24	5.24	5.29
5 Years	4.68	4.67	4.78
1 Year	9.05	9.05	7.94

Class B Shares
Inception (7/20/92)	5.60%	5.59%	5.62%
10 Years	5.06	5.05	5.07
5 Years	4.81	4.81	4.86
1 Year	9.12	9.12	8.09

Class C Shares
Inception (12/10/93)	4.89%	4.89%	4.93%
10 Years	4.92	4.91	4.92
5 Years	4.80	4.79	4.81
1 Year	12.10	12.10	9.73

Class Y Shares
Inception (3/1/06)	5.07%	5.06%	5.15%
5 Years	5.80	5.79	5.80
1 Year	14.07	14.07	11.39

Class R5 Shares
10 Years	6.57%	6.56%	6.47%
5 Years	6.42	6.41	6.30
1 Year	14.30	14.30	11.51

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen High Yield Municipal Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen High Yield Municipal Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen High Yield Municipal Fund (renamed Invesco High Yield Municipal Fund). Share class returns will differ from the predecessor fund because of different expenses.

Class R5 shares incepted on April 30, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance.

Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Class R5 shares was 0.93%, 0.93%, 1.68%, 0.68% and 0.73%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

7                Invesco High Yield Municipal Fund

Invesco High Yield Municipal Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

■	Unless otherwise stated, information presented in this report is as of February 28, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■

Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Alternative minimum tax risk. All or a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
■

Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from these securities would likely be reinvested in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■

Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

    Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■

High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■

Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

■

Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■

Inverse floating rate obligations risk. Inverse floating rate obligations, including tender option bonds, may be subject to greater price volatility than a fixed income security with similar qualities. When short-term interest rates rise, they may decrease in value and produce less or no income. Additionally, these securities may lose principal. Similar to derivatives, inverse floating rate obligations have the following risks: counterparty, leverage, correlation, liquidity, market, interest rate, and management risks.

■

Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■

Medium- and lower-grade municipal securities risk. Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore, many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

■

Municipal issuer focus risk. The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group is not an industry) and the Fund

8                Invesco High Yield Municipal Fund

may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund’s net asset value also increases.

■

Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counter party risk and liquidity risk.

■

Variable rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

About indexes used in this report

■	The Barclays High Yield Municipal Bond Index is an unmanaged index considered representative of non-investment grade bonds.
■

The Custom High Yield Municipal Index, created by Invesco to serve as a benchmark for Invesco High Yield Municipal Fund, comprises 60% Barclays High Yield Municipal Bond Index and 40% Barclays Municipal Bond Index.

■	The Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Barclays U.S. Mortgage-Backed Securities Index represents mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
■	The Barclays Asset-Backed Securities Index tracks the performance of debt securities backed by assets including credit card, home equity and auto loans that are rated investment grade or higher.
■

The Barclays U.S. Agency Index measures the performance of the agency sector of the US government bond market and is composed of investment-grade US dollar-denominated debentures issued by government and government-related agencies, including FNMA and FHLMC.

■

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	ACTHX
Class B Shares	ACTGX
Class C Shares	ACTFX
Class Y Shares	ACTDX
Class R5 Shares	ACTNX

9                Invesco High Yield Municipal Fund

Schedule of Investments

February 28, 2013

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–106.74%
Alabama–0.49%
Huntsville (City of) Special Care Facilities Financing Authority (Redstone Village);
Series 2007, Retirement Facility RB	5.50%	01/01/28	$1,000	$1,006,789
Series 2007, Retirement Facility RB	5.50%	01/01/43	13,170	12,941,499
Series 2008 A, Retirement Facility RB	6.88%	01/01/43	4,470	4,743,340
Series 2011 A, Retirement Facility RB	7.50%	01/01/47	2,600	2,936,647
Series 2012 A, Retirement Facility RB	5.63%	01/01/42	7,050	7,081,160
Mobile (City of) Industrial Development Board (Mobile Energy Services Co.); Series 1995, Ref. Solid Waste Disposal RB	6.95%	01/01/20	3	0
Phenix City (City of) Industrial Development Board (MeadWestvaco Coated Board); Series 2012, Ref. Environmental Improvement RB(b)	4.13%	05/15/35	7,000	6,899,410
				35,608,845

Alaska–0.23%
Alaska (State of) Industrial Development & Export Authority (Lake Dorothy Hydroelectric); Series 2006, RB (INS–AMBAC)(b)(c)	5.25%	12/01/26	3,690	3,723,985
Alaska (State of) Industrial Development & Export Authority (Providence Health & Services); Series 2011 A, RB(d)	5.00%	10/01/40	10,000	11,179,199
Northern Tobacco Securitization Corp.;
Series 2006 B, First Sub. Asset-Backed CAB RB(e)	0.00%	06/01/46	25,375	975,923
Series 2006 C, Second Sub. Asset-Backed CAB RB(e)	0.00%	06/01/46	20,860	741,364
				16,620,471

Arizona–4.83%
Apache (County of) Industrial Development Authority (Tucson Electric Power Co.); Series 2012 A, PCR	4.50%	03/01/30	22,235	23,103,054
Casa Grande (City of) Industrial Development Authority (Casa Grande Regional Medical Center);
Series 2001 A, Ref. Hospital RB	7.25%	12/01/19	6,850	7,088,380
Series 2001 A, Ref. Hospital RB	7.63%	12/01/29	13,750	14,212,275
Series 2002 A, Hospital RB	7.13%	12/01/24	3,000	3,099,210
Cochise (County of) Industrial Development Authority (Sierra Vista Community Hospital); Series 1996 A, Ref. Hospital RB	6.75%	12/01/26	4,745	4,755,961
Cochise (County of) Industrial Development Authority (Sierra Vista Regional Health Center); Series 2001, Hospital RB	7.75%	12/01/30	2,390	2,432,781
Flagstaff (City of) Industrial Development Authority (Senior Living Community Northern Arizona); Series 2007, Ref. RB	5.70%	07/01/42	16,830	16,870,560
Maricopa County Pollution Control Corp. (Arizona Public Service Co.–Palo Verde); Series 2009 A, Ref. PCR(f)(g)	6.00%	05/01/14	9,775	10,305,000
Maricopa County Pollution Control Corp. (El Paso Electric Co.); Series 2009 A, PCR	7.25%	02/01/40	2,000	2,381,020
Peoria (City of) Industrial Development Authority (Sierra Winds Life Care Community);
Series 1999 A, Ref. RB	6.25%	08/15/20	500	500,070
Series 1999 A, Ref. RB	6.38%	08/15/29	9,700	9,617,841
Series 1999 A, Ref. RB	6.50%	08/15/31	3,500	3,481,275
Phoenix (City of) Industrial Development Authority (Choice Academies); Series 2012, Education RB	5.63%	09/01/42	1,850	1,888,905
Phoenix (City of) Industrial Development Authority (Phoenix Collegiate Academy); Series 2012, Education RB	5.63%	07/01/42	2,770	2,796,814
Phoenix Civic Improvement Corp.;
Series 2008 A, Sr. Lien Airport RB(d)	5.00%	07/01/22	3,500	4,108,405
Series 2008 A, Sr. Lien Airport RB(d)	5.00%	07/01/24	5,000	5,852,400
Series 2008 A, Sr. Lien Airport RB(d)	5.00%	07/01/26	5,000	5,812,400
Series 2009 A, Jr. Lien Water System RB(d)	5.00%	07/01/27	8,935	10,638,100
Series 2009 A, Jr. Lien Water System RB(d)	5.00%	07/01/28	6,785	8,060,444
Series 2009 A, Jr. Lien Water System RB(d)	5.00%	07/01/29	5,500	6,533,890

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Pima (County of) Industrial Development Authority (Acclaim Charter School);
Series 2006, Education Facility RB	5.70%	12/01/26	$2,200	$2,116,642
Series 2006, Education Facility RB	5.80%	12/01/36	4,385	4,131,635
Pima (County of) Industrial Development Authority (Choice Education & Development Corp.);
Series 2006, Education Facility RB	6.25%	06/01/26	3,525	3,590,953
Series 2006, Education Facility RB	6.38%	06/01/36	4,890	4,963,888
Pima (County of) Industrial Development Authority (Constellation Schools); Series 2008, Lease RB	7.00%	01/01/38	16,000	16,648,320
Pima (County of) Industrial Development Authority (Coral Academy Science);
Series 2008 A, Education Facilities RB	7.13%	12/01/28	2,120	2,234,734
Series 2008 A, Education Facilities RB	7.25%	12/01/38	1,100	1,152,096
Pima (County of) Industrial Development Authority (Desert Heights Charter School);
Series 2003, Education Facility RB	7.25%	08/01/19	830	853,132
Series 2003, Education Facility RB	7.50%	08/01/33	4,345	4,457,275
Pima (County of) Industrial Development Authority (Edkey Charter Schools);
Series 2013, Ref. Education Facility RB	6.00%	07/01/43	250	250,895
Series 2013, Ref. Education Facility RB	6.00%	07/01/48	2,975	2,975,000
Pima (County of) Industrial Development Authority (Excalibur Charter School); Series 2003, Education RB	7.75%	08/01/33	2,905	2,622,837
Pima (County of) Industrial Development Authority (Global Water Resources, LLC);
Series 2006, Water & Wastewater RB(b)(h)	5.60%	12/01/22	2,000	2,092,360
Series 2006, Water & Wastewater RB(b)(h)	5.75%	12/01/32	7,120	7,417,331
Series 2007, Water & Wastewater RB(b)	6.55%	12/01/37	1,000	1,045,670
Series 2008, Water & Wastewater RB(b)	7.50%	12/01/38	12,235	13,371,142
Pima (County of) Industrial Development Authority (Legacy Traditional School); Series 2009, Education RB	8.50%	07/01/39	1,735	1,999,275
Pima (County of) Industrial Development Authority (Milestones Charter School District);
Series 2003, Education Facility RB	7.50%	11/01/33	3,030	2,662,461
Series 2005, Education Facility RB	6.75%	11/01/33	2,865	2,314,204
Pima (County of) Industrial Development Authority (P.L.C. Charter Schools);
Series 2006, Education Facility RB	6.50%	04/01/26	2,590	2,598,392
Series 2006, Education Facility RB	6.75%	04/01/36	3,805	3,827,259
Pima (County of) Industrial Development Authority (Paradise Education Center);
Series 2006, Ref. Education RB	5.88%	06/01/22	535	555,705
Series 2006, Ref. Education RB	6.00%	06/01/36	830	848,094
Series 2010, Education RB	6.10%	06/01/45	1,400	1,459,612
Pima (County of) Industrial Development Authority (Premier & Air Co.); Series 2005, Education Facility RB(i)	7.00%	09/01/35	5,092	2,036,240
Pima (County of) Industrial Development Authority (Riverbend Prep); Series 2010, Education RB	7.00%	09/01/37	3,358	3,258,637
Pima (County of) Industrial Development Authority (Skyline Technical High School); Series 2004, Education Facility RB	7.50%	02/01/34	4,300	3,612,129
Pima (County of) Industrial Development Authority (Tucson Electric Power Co.); Series 2010 A, IDR	5.25%	10/01/40	3,900	4,261,686
Pinal (County of) Electric District No. 4; Series 2008, Electrical System RB	6.00%	12/01/38	1,650	1,806,569
Quechan Indian Tribe of Fort Yuma (California & Arizona Governmental); Series 2008, RB	7.00%	12/01/27	5,310	4,717,510
Red Hawk Canyon Community Facilities District No. 2; Series 1998 A, Assessment RB	6.50%	12/01/17	1,575	1,575,000
Salt Verde Financial Corp.; Series 2007, Sr. Gas RB	5.00%	12/01/37	39,610	45,855,705
Sundance Community Facilities District (Assessment District No. 2); Series 2003, Special Assessment RB(h)	7.13%	07/01/27	2,341	2,349,451
Sundance Community Facilities District (Assessment District No. 3); Series 2004, Special Assessment RB	6.50%	07/01/29	426	428,283
Sundance Community Facilities District; Series 2004, Unlimited Tax GO Bonds(f)(h)(j)	6.25%	07/15/14	1,000	1,079,470
Tempe (City of) Industrial Development Authority (Friendship Village);
Series 2012 A, Ref. RB	6.00%	12/01/32	1,430	1,547,160
Series 2012 A, Ref. RB	6.25%	12/01/42	2,200	2,392,104
Series 2012 A, Ref. RB	6.25%	12/01/46	2,600	2,817,438
Tucson (City of) Industrial Development Authority (Catalina Assisted Living Apartments); Series 2000 A, MFH RB(b)	6.50%	07/01/31	4,495	2,494,545

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
University Medical Center Corp.;
Series 2005, Hospital RB	5.00%	07/01/35	$12,280	$12,820,934
Series 2009, Hospital RB	6.25%	07/01/29	1,650	1,928,949
Series 2009, Hospital RB	6.50%	07/01/39	2,100	2,444,358
Series 2011, Hospital RB	6.00%	07/01/39	2,600	3,012,542
Verrado Community Facilities District No. 1;
Series 2003, Unlimited Tax GO Bonds	6.50%	07/15/27	7,600	7,620,824
Series 2006, Unlimited Tax GO Bonds	5.35%	07/15/31	5,915	5,533,660
Vistancia Community Facilities District; Series 2002, Unlimited Tax GO Bonds	6.75%	07/15/22	4,000	4,012,600
Yavapai (County of) Industrial Development Authority (Yavapai Regional Medical Center); Series 2003 A, Hospital Facilities RB	6.00%	08/01/33	4,000	4,082,920
				351,416,411

California–12.40%
ABAG Finance Authority for Non-profit Corps. (Episcopal Senior Communities); Series 2012 A, Ref. RB	5.00%	07/01/47	10,500	11,286,660
Agua Mansa Industrial Growth Association (Community Facilities District No. 2002-1); Series 2003, Special Tax RB (LOC–American Express Co.)(k)	6.50%	09/01/33	6,975	7,102,921
Alhambra (City of) (Atherton Baptist Homes);
Series 2010 A, RB	7.63%	01/01/40	4,340	4,803,512
Series 2010 B, RB	6.63%	01/01/17	820	821,533
Anaheim (City of) Public Financing Authority (Anaheim Public Improvements); Series 1997 C, Sub. Lease CAB RB (INS–AGM)(c)(e)	0.00%	09/01/34	12,925	4,454,084
Bakersfield (City of); Series 2007 A, Wastewater RB (INS–AGM)(c)(d)	5.00%	09/15/32	14,990	16,852,508
Bay Area Toll Authority (San Francisco Bay Area); Series 2009 F-1, Toll Bridge RB(d)	5.13%	04/01/39	22,295	25,379,736
Beaumont (City of) Financing Authority;
Series 2003 A, Local Agency RB(f)(j)	7.00%	09/01/13	4,935	5,202,921
Series 2004 D, Local Agency RB	5.80%	09/01/35	3,375	3,477,296
California (State of) Health Facilities Financing Authority (Children’s Hospital of Orange County); Series 2009, RB	6.50%	11/01/38	3,000	3,692,940
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2006 A, Education RB	5.25%	06/01/26	2,000	1,949,520
California (State of) Municipal Finance Authority (Caritas); Series 2012 A, Mobile Home Park RB	5.50%	08/15/47	1,000	1,067,620
California (State of) Municipal Finance Authority (Goodwill Industries of Sacramento & Nevada);
Series 2012, RB(h)	6.63%	01/01/32	1,000	1,061,310
Series 2012, RB(h)	6.88%	01/01/42	1,500	1,596,285
California (State of) Municipal Finance Authority (High Tech High-Chula Vista);
Series 2008 B, Educational Facility RB(h)	6.13%	07/01/38	2,860	2,954,866
Series 2008 B, Educational Facility RB(h)	6.13%	07/01/43	2,000	2,062,600
Series 2008 B, Educational Facility RB(h)	6.13%	07/01/48	3,840	3,951,245
California (State of) Municipal Finance Authority (High Tech High-Media Arts);
Series 2008 A, Educational Facility RB(h)	6.00%	07/01/38	1,170	1,202,105
Series 2008 A, Educational Facility RB(h)	6.13%	07/01/48	2,415	2,484,963
California (State of) Municipal Finance Authority (King/Chavez); Series 2009 A, Educational Facilities RB	8.50%	10/01/29	1,000	1,181,490
California (State of) Municipal Finance Authority (Literacy First); Series 2010 A, Charter School Lease RB	6.00%	09/01/30	1,085	1,158,520
California (State of) Municipal Finance Authority (Santa Rosa Academy);
Series 2012 A, Charter School Lease RB	5.75%	07/01/30	7,290	7,550,399
Series 2012 A, Charter School Lease RB	6.00%	07/01/42	5,355	5,571,877
California (State of) Pollution Control Finance Authority;
Series 2012, Water Furnishing RB(b)	5.00%	07/01/37	10,000	10,447,200
Series 2012, Water Furnishing RB(b)	5.00%	11/21/45	40,000	41,478,400
California (State of) School Finance Authority (New Designs Charter School); Series 2012, Educational Facilities RB	5.50%	06/01/42	5,000	5,130,850
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2010, RB	6.25%	10/01/39	2,000	2,278,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Statewide Communities Development Authority (California Baptist University);
Series 2007 A, RB	5.50%	11/01/38	$6,500	$6,976,320
Series 2011, RB	7.25%	11/01/31	1,500	1,857,990
Series 2011, RB	7.50%	11/01/41	5,500	6,903,490
California (State of) Statewide Communities Development Authority (Collegiate Housing Foundation–Irvine, L.L.C.–University of California-Irvine East Campus Apartments, Phase II); Series 2008, Student Housing RB	6.00%	05/15/40	5,000	5,439,100
California (State of) Statewide Communities Development Authority (Eskaton Properties, Inc.); Series 2012, RB	5.25%	11/15/34	4,350	4,680,382
California (State of) Statewide Communities Development Authority (Front Porch Communities & Services); Series 2007 A, RB(h)	5.13%	04/01/37	5,000	5,241,950
California (State of) Statewide Communities Development Authority (Hospice of Napa Valley); Series 2004 A, RB	7.00%	01/01/34	3,090	2,946,686
California (State of) Statewide Communities Development Authority (Huntington Park Charter School); Series 2007 A, Educational Facilities RB	5.25%	07/01/42	2,750	2,574,412
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing);
Series 2007, RB	5.40%	06/01/17	2,735	2,907,606
Series 2007, RB	5.63%	06/01/33	4,940	5,252,406
Series 2010, RB	7.50%	06/01/42	1,700	1,996,582
California (State of) Statewide Communities Development Authority (Notre Dame de Namur University);
Series 2003, RB	6.50%	10/01/23	2,530	2,551,859
Series 2003, RB	6.63%	10/01/33	2,500	2,517,900
California (State of) Statewide Communities Development Authority (San Francisco Art Institute); Series 2002, RB (Acquired 07/05/02; Cost $5,000,000)(h)	7.38%	04/01/32	5,000	5,054,700
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB	7.00%	11/15/29	1,745	2,026,469
Series 2009, Senior Living RB	7.25%	11/15/41	3,500	4,026,925
California (State of) Statewide Communities Development Authority (Terraces at San Joaquin Garden);
Series 2012, RB	4.00%	10/01/18	3,875	3,882,091
Series 2012, RB	4.75%	10/01/19	5,000	5,049,900
Series 2012, RB	6.00%	10/01/42	2,895	3,150,107
Series 2012, RB	6.00%	10/01/47	1,785	1,933,744
California (State of) Statewide Communities Development Authority Community Facilities District 2007-1 (Orinda);
Series 2007, Special Tax RB	6.00%	09/01/29	2,735	2,818,445
Series 2007, Special Tax RB	6.00%	09/01/37	6,185	6,305,917
California (State of) Statewide Communities Development Authority; Series 2008 A, Special Assessment RB	6.63%	09/02/38	7,610	7,860,445
California (State of);
Series 2004 A1, VRD Unlimited Tax GO Bonds (LOC-Citibank, N.A.)(k)(l)	0.07%	05/01/34	10,000	10,000,000
Series 2004 B-1, VRD Unlimited Tax GO Bonds (LOC-Citibank, N.A.)(k)(l)	0.07%	05/01/34	5,075	5,075,000
California County Tobacco Securitization Agency (The) (Sonoma County Securitization Corp.); Series 2005, Ref. Tobacco Settlement Asset-Backed RB	5.25%	06/01/45	3,675	3,240,946
Carlsbad (City of) Community Facilities District 3 (Improvement Area 2);
Series 2008, Special Tax RB	6.10%	09/01/28	2,615	2,749,437
Series 2008, Special Tax RB	6.20%	09/01/38	5,960	6,175,931
Desert Community College District (Election of 2004); Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(e)	0.00%	08/01/46	107,175	18,419,095
Eden (Township of) Healthcare District; Series 2010, COP	6.13%	06/01/34	2,510	2,796,943
Fairfield (City of) (Fairfield Water);
Series 2007 A, CAB COP (INS–SGI)(c)(e)	0.00%	04/01/32	4,000	1,525,080
Series 2007 A, CAB COP (INS–SGI)(c)(e)	0.00%	04/01/33	6,480	2,321,460
Series 2007 A, CAB COP (INS–SGI)(c)(e)	0.00%	04/01/34	6,480	2,186,870

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Series 2007 A, CAB COP (INS–SGI)(c)(e)	0.00%	04/01/35	$6,480	$2,058,826
Series 2007 A, CAB COP (INS–SGI)(c)(e)	0.00%	04/01/36	6,480	1,928,966
Series 2007 A, CAB COP (INS–SGI)(c)(e)	0.00%	04/01/37	6,480	1,822,630
Series 2007 A, CAB COP (INS–SGI)(c)(e)	0.00%	04/01/38	6,480	1,712,340
Fairfield (City of) Community Facilities District No. 2007-1 (Fairfield Commons);
Series 2008, Special Tax RB	6.50%	09/01/23	1,435	1,526,180
Series 2008, Special Tax RB	6.75%	09/01/28	2,950	3,130,363
Series 2008, Special Tax RB	6.88%	09/01/38	5,140	5,427,018
Fontana (City of) Community Facilities District No. 22 (Sierra Hills South); Series 2004, Special Tax RB	6.00%	09/01/34	5,000	5,084,800
Golden State Tobacco Securitization Corp.;
Series 2005 A, Enhanced Tobacco Settlement Asset-Backed RB (INS–BHAC)(c)(d)	5.00%	06/01/45	40,380	42,458,762
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	4.50%	06/01/27	36,985	34,753,325
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/33	27,860	25,563,222
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/47	27,315	23,194,805
Series 2007 A-2, Sr. Tobacco Settlement Asset-Backed RB	5.30%	06/01/37	23,500	21,437,405
Hawthorne (City of) Community Facilities District No. 2006-1;
Series 2006, Special Tax RB	5.00%	09/01/30	3,000	3,015,750
Series 2006, Special Tax RB	5.00%	09/01/36	2,000	1,959,360
Hesperia (City of) Public Financing Authority (Redevelopment & Housing);
Series 2007 A, Tax Allocation RB (INS–SGI)(c)	5.00%	09/01/31	1,495	1,495,583
Series 2007 A, Tax Allocation RB (INS–SGI)(c)	5.00%	09/01/37	3,395	3,292,369
Imperial Beach (City of) Public Finance Authority (Palm Avenue/Commercial Redevelopment); Series 2003 A, Tax Allocation RB	6.00%	06/01/33	3,000	3,017,790
Independent Cities Finance Authority (Rancho Del Sol & Grandview); Series 2012, Ref. Mobile Home Park RB	5.50%	05/15/47	2,000	2,114,700
Independent Cities Finance Authority (Rancho Feliz & Las Casitas); Series 2012, Ref. Mobile Home Park RB	5.00%	10/15/47	3,500	3,569,510
Independent Cities Finance Authority (Sahar Mobile Home Park); Series 2012 A, Ref. Mobile Home Park RB	5.00%	06/15/47	2,250	2,304,472
Indio (City of) Redevelopment Agency (Merged Project Area);
Series 2004 B, Sub. Tax Allocation RB(f)(j)	6.38%	08/15/14	3,500	3,801,595
Series 2004 B, Sub. Tax Allocation RB(f)(j)	6.50%	08/15/14	1,350	1,451,885
Inland Empire Tobacco Securitization Authority;
Series 2007 A, Tobacco Settlement RB	4.63%	06/01/21	7,040	6,811,763
Series 2007 A, Tobacco Settlement RB	5.00%	06/01/21	5,000	5,011,000
Series 2007 C-1, Asset-Backed Tobacco Settlement CAB RB(e)	0.00%	06/01/36	70,000	8,843,100
La Verne (City of) (Brethren Hillcrest Home); Series 2003 B, Revenue COP	6.63%	02/15/25	4,270	4,318,294
Lee Lake Water District Community Facilities District No. 1 (Sycamore Creek); Series 2003, Special Tax RB	6.00%	09/01/33	1,000	1,026,950
Los Alamitos Unified School District (Capital); Series 2012, Conv. CAB COP(n)	6.05%	08/01/42	9,000	5,455,170
Los Angeles (City of) Community Facilities District No. 3 (Cascades Business Park); Series 1997, Special Tax RB	6.40%	09/01/22	655	663,391
Los Angeles (City of) Department of Water & Power; Series 2012 A, Water System RB(d)	5.00%	07/01/43	15,000	17,315,400
M-S-R Energy Authority;
Series 2009 A, Gas RB	6.50%	11/01/39	10,000	14,095,500
Series 2009 B, Gas RB	6.50%	11/01/39	15,000	21,143,250
Morongo Band of Mission Indians (The) (Enterprise Casino); Series 2008 B, RB(h)	6.50%	03/01/28	5,515	6,053,871
Murrieta (City of) Community Facilities District No. 2 (The Oaks Improvement Area);
Series 2004 B, Special Tax RB	6.00%	09/01/27	1,000	1,019,880
Series 2004 B, Special Tax RB	6.00%	09/01/34	2,000	2,029,280
National City (City of) Community Development Commission (National City Redevelopment); Series 2011, Tax Allocation RB	7.00%	08/01/32	4,750	6,043,377
Orange (City of) Community Facilities District No. 06-1 (Del Rio Public Improvements);
Series 2010, Special Tax RB	5.50%	10/01/28	540	556,735
Series 2010, Special Tax RB	6.00%	10/01/40	3,500	3,608,675

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Palomar Community College District; Series 2010, Unlimited Tax Conv. CAB GO Bonds(n)	6.38%	08/01/45	$10,000	$5,100,000
Perris (City of) Community Facilities District No. 01-2; Series 2002 A, Special Tax RB	6.38%	09/01/32	5,000	5,106,850
Perris (City of) Public Financing Authority;
Series 1995 D, Local Agency Special Tax RB	7.88%	09/01/25	1,530	1,534,697
Series 2006, Tax Allocation RB	5.35%	10/01/36	1,350	1,355,198
Placentia (City of) Public Financing Authority (Working Capital Financing); Series 2009, Lease RB	7.50%	06/01/19	4,265	4,276,899
Rancho Cordova (City of) Community Facilities District No. 2003-1 (Sunridge Antolia); Series 2005, Special Tax RB	5.50%	09/01/37	2,000	2,018,600
Riverside (County of) Redevelopment Agency (Mid-County Redevelopment Project Area); Series 2010 C, Tax Allocation RB	6.25%	10/01/40	1,780	1,859,050
Roseville (City of) (Fountains Community Facilities District No. 1); Series 2008, Special Tax RB	6.13%	09/01/38	1,000	1,062,970
Sacramento (County of) Community Facilities District No. 2005-2 (North Vineyard Station No. 1); Series 2007 A, Special Tax RB	6.00%	09/01/37	11,110	11,395,860
San Bernardino City Unified School District;
Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(e)	0.00%	08/01/36	7,650	2,410,132
Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(e)	0.00%	08/01/37	13,130	3,924,426
Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(e)	0.00%	08/01/38	13,515	3,836,098
Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(e)	0.00%	08/01/39	13,895	3,748,593
Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(e)	0.00%	08/01/40	14,280	3,675,958
Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(c)(e)	0.00%	08/01/41	14,080	3,459,034
San Buenaventura (City of) (Community Memorial Health System);
Series 2011, RB	7.50%	12/01/41	14,230	17,400,444
Series 2011, RB	8.00%	12/01/31	9,875	12,537,892
San Diego Unified School District (Election of 2008); Series 2012 E, Unlimited Tax Conv. CAB GO Bonds(n)	5.38%	07/01/47	35,305	15,805,695
San Diego Unified School District;
Series 2010 C, Unlimited Tax Conv. CAB GO Bonds(n)	6.63%	07/01/48	34,000	17,872,100
Series 2012 R-2, Ref. Unlimited Tax Conv. CAB GO Bonds(n)	6.63%	07/01/40	20,390	10,989,598
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment);
Series 2009 D, Tax Allocation RB	6.25%	08/01/28	1,000	1,115,540
Series 2009 D, Tax Allocation RB	6.50%	08/01/30	1,000	1,122,320
Series 2009 D, Tax Allocation RB	6.63%	08/01/39	1,000	1,116,440
San Francisco (City & County of) Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements);
Series 2013 C, Special Tax CAB RB(e)	0.00%	08/01/36	5,710	1,574,875
Series 2013 C, Special Tax CAB RB(e)	0.00%	08/01/38	2,000	478,440
Series 2013 C, Special Tax CAB RB(e)	0.00%	08/01/43	10,000	1,748,000
San Francisco (City of) Utilities Commission; Series 2012, Water RB(d)	5.00%	11/01/36	23,490	27,263,434
San Gorgonio Memorial Health Care District (Election 2006); Series 2006 C, Unlimited Tax GO Bonds	7.20%	08/01/39	13,000	15,137,980
San Jose (City of) (Helzer Courts Apartments); Series 1999 A, MFH RB(b)	6.40%	12/01/41	14,123	14,124,412
San Jose (City of) Community Facilities District No. 9 (Bailey/Highway 101);
Series 2003, Special Tax RB	6.60%	09/01/27	2,000	2,016,160
Series 2003, Special Tax RB	6.65%	09/01/32	2,630	2,646,122
Santa Cruz (County of) Redevelopment Agency (Live Oak/Soquel Community Improvement); Series 2009 A, Tax Allocation RB	7.00%	09/01/36	3,500	4,150,405
Savanna Elementary School District (Election of 2008); Series 2012 B, Unlimited Tax Conv. CAB GO Bonds (INS–AGM)(c)(n)	6.75%	02/01/52	7,500	2,829,750
Southern California Logistics Airport Authority;
Series 2007, Tax Allocation RB(a)	6.15%	12/01/43	4,400	1,980,396
Series 2008 A, Tax Allocation CAB RB(e)	0.00%	12/01/45	18,085	806,229
Series 2008 A, Tax Allocation CAB RB(e)	0.00%	12/01/46	18,085	735,155
Series 2008 A, Tax Allocation CAB RB(e)	0.00%	12/01/47	18,085	670,592
Series 2008 A, Tax Allocation CAB RB(e)	0.00%	12/01/48	18,085	611,816

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Series 2008 A, Tax Allocation CAB RB(e)	0.00%	12/01/49	$18,085	$558,284
Series 2008 A, Tax Allocation CAB RB(e)	0.00%	12/01/50	18,085	509,274
Series 2008 A, Tax Allocation RB	6.00%	12/01/33	1,475	663,883
Southern California Tobacco Securitization Authority (San Diego County Tobacco Asset Securitization Corp.);
Series 2006, Tobacco Settlement Asset-Backed First Sub. CAB RB(e)	0.00%	06/01/46	35,000	1,019,550
Series 2006, Tobacco Settlement Asset-Backed Second Sub. CAB RB(e)	0.00%	06/01/46	27,200	755,616
Series 2006, Tobacco Settlement Asset-Backed Third Sub. CAB RB(e)	0.00%	06/01/46	47,000	1,206,960
Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/37	24,980	22,214,714
Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/46	2,290	1,959,026
Southern California Tobacco Securitization Authority; Series 2006 A-1, Sr. RB	4.75%	06/01/25	15	15,054
Tejon Ranch Public Facilities Financing Authority Community Facilities District No. 2008-1 (Tejon Industrial Complex Public Improvements—East);
Series 2012 A, Ref. Special Tax RB	5.00%	09/01/32	750	740,798
Series 2012 A, Ref. Special Tax RB	5.25%	09/01/40	2,000	1,974,200
Series 2012 B, Special Tax RB	5.00%	09/01/32	750	740,798
Series 2012 B, Special Tax RB	5.25%	09/01/42	3,000	2,960,100
Upland Unified School District (Election of 2008); Series 2009 B, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/39	15,000	3,029,550
Val Verde Unified School District Financing Authority;
Series 2003, Ref. Jr. Lien Special Tax RB	6.00%	10/01/21	535	550,793
Series 2003, Ref. Jr. Lien Special Tax RB	6.25%	10/01/28	7,115	7,309,524
Vallejo (City of) Public Financing Authority (Hiddenbrooke Improvement District); Series 2004 A, Local Agency RB	5.80%	09/01/31	4,105	4,139,728
Victor Valley Union High School District (Election of 2008);
Series 2013 B, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/43	11,855	2,134,730
Series 2013 B, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/44	12,475	2,113,140
Series 2013 B, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/47	14,550	2,042,965
Series 2013 B, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/49	11,115	1,374,814
Unlimited Tax CAB GO Bonds, Series 2013 B(e)	0.00%	08/01/48	7,000	922,320
Woodland (City of) Community Facilities District 1; Series 2004, Special Tax RB	6.25%	09/01/34	4,810	4,883,882
Yuba City (City of) Redevelopment Agency (Housing Set-Aside);
Series 2004 B, Tax Allocation RB	6.00%	09/01/31	1,060	1,076,441
Series 2004 B, Tax Allocation RB	6.00%	09/01/39	1,880	1,901,263
Yuba City (City of) Redevelopment Agency (Redevelopment); Series 2004, Tax Allocation RB	6.00%	09/01/31	1,800	1,827,918
				902,889,226

Colorado–3.43%
Antelope Heights Metropolitan District; Series 2003, Limited Tax GO Bonds(f)(j)	8.00%	12/01/13	2,605	2,781,072
Arista Metropolitan District; Series 2005, Special Limited Tax GO Bonds	6.75%	12/01/35	1,987	1,507,179
Arvada (City of) (Arvada Nightingale); Series 1998, Ref. MFH RB (Acquired 04/16/99; Cost $765,000)(b)(h)	6.25%	12/01/18	765	765,842
Beacon Point Metropolitan District;
Series 2005 A, Limited Tax GO Bonds	6.13%	12/01/25	1,775	1,805,583
Series 2005 A, Limited Tax GO Bonds	6.25%	12/01/35	3,510	3,556,472
Bradburn Metropolitan District No. 3; Series 2010, Ref. Limited Tax GO Bonds	7.50%	12/01/39	2,575	2,650,550
Broomfield Village Metropolitan District No. 2; Series 2003, Ref. & Improvement Limited Tax GO Bonds	6.25%	12/01/32	4,115	3,891,761
Buckhorn Valley Metropolitan District No. 2; Series 2003, Limited Tax GO Bonds	7.00%	12/01/23	60	48,497
Castle Oaks Metropolitan District;
Series 2005, Limited Tax GO Bonds(f)(j)	6.00%	12/01/15	919	1,047,825
Series 2005, Limited Tax GO Bonds(f)(j)	6.13%	12/01/15	1,286	1,470,644
Colorado (State of) Educational & Cultural Facilities Authority (Banning Lewis Ranch Academy); Series 2006, Charter School RB(h)	6.13%	12/15/35	2,760	2,799,275
Colorado (State of) Educational & Cultural Facilities Authority (Brighton Charter School); Series 2006, Charter School RB	6.00%	11/01/36	3,310	2,463,401

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Colorado (State of) Educational & Cultural Facilities Authority (Carbon Valley Academy); Series 2006, Charter School RB	5.63%	12/01/36	$1,015	$808,072
Colorado (State of) Educational & Cultural Facilities Authority (Community Leadership Academy);
Series 2008, Charter School RB	6.25%	07/01/28	1,650	1,630,613
Series 2008, Charter School RB	6.50%	07/01/38	1,000	990,090
Colorado (State of) Educational & Cultural Facilities Authority (Denver Academy);
Series 2003 A, Ref. RB	7.00%	11/01/23	1,505	1,526,687
Series 2003 A, Ref. RB	7.13%	11/01/28	810	820,734
Colorado (State of) Educational & Cultural Facilities Authority (Denver School of Science & Technology); Series 2004, RB	5.00%	12/01/13	152	152,181
Colorado (State of) Educational & Cultural Facilities Authority (Flagstaff Academy); Series 2008 A, Charter School RB	7.00%	08/01/38	1,500	1,574,145
Colorado (State of) Educational & Cultural Facilities Authority (Knowledge Quest Academy); Series 2005, Charter School RB	6.50%	05/01/36	880	882,754
Colorado (State of) Educational & Cultural Facilities Authority (Monument Academy);
Series 2007, Charter School RB	5.88%	10/01/27	2,500	2,612,575
Series 2007, Charter School RB	6.00%	10/01/37	1,635	1,695,152
Series 2008 A, Charter School RB	7.25%	10/01/39	500	559,295
Colorado (State of) Educational & Cultural Facilities Authority (New Vision Charter School); Series 2008, RB(h)	6.75%	04/01/40	1,845	1,880,941
Colorado (State of) Educational & Cultural Facilities Authority (North Star Academy); Series 2008 A, Ref. & Improvement RB(h)	8.25%	11/01/39	2,920	3,252,442
Colorado (State of) Educational & Cultural Facilities Authority (Northeast Academy); Series 2007, Charter School RB(h)	5.75%	05/15/37	2,425	1,846,808
Colorado (State of) Educational & Cultural Facilities Authority (The Classical Academy); Series 2008 A, Charter School RB	7.40%	12/01/38	2,000	2,359,440
Colorado (State of) Educational & Cultural Facilities Authority (Windsor Academy); Series 2007, Charter School RB	5.70%	05/01/37	985	994,367
Colorado (State of) Health Facilities Authority (American Baptist Homes); Series 2009 A, RB	7.75%	08/01/39	4,000	4,469,920
Colorado (State of) Health Facilities Authority (Christian Living Communities);
Series 2006 A, RB	5.75%	01/01/37	11,855	12,669,083
Series 2011, RB	6.38%	01/01/41	1,615	1,851,533
Colorado (State of) Health Facilities Authority (Total Longterm Care National Obligated Group);
Series 2010 A, RB	6.00%	11/15/30	1,600	1,833,920
Series 2010 A, RB	6.25%	11/15/40	4,750	5,340,662
Series 2011, RB	5.75%	11/15/31	1,000	1,128,800
Series 2011, RB	6.00%	11/15/40	1,195	1,340,790
Colorado (State of) Health Facilities Authority (Volunteers of America Care);
Series 2007 A, Health & Residential Care Facilities RB	5.20%	07/01/22	800	810,224
Series 2007 A, Health & Residential Care Facilities RB	5.25%	07/01/27	3,260	3,280,082
Series 2007 A, Health & Residential Care Facilities RB	5.30%	07/01/37	5,815	5,732,427
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3);
Series 2010, Private Activity RB	6.00%	01/15/34	500	578,375
Series 2010, Private Activity RB	6.00%	01/15/41	9,935	11,576,461
Colorado Springs (City of) Urban Renewal Authority (University Village Colorado); Series 2008 A, Tax Increment Allocation RB	7.00%	12/01/29	2,500	1,681,425
Conservatory Metropolitan District (Arapahoe County); Series 2005, Limited Tax GO Bonds(f)(j)	6.75%	12/01/13	796	848,743
Copperleaf Metropolitan District No. 2;
Series 2006, Limited Tax GO Bonds	5.85%	12/01/26	1,000	798,860
Series 2006, Limited Tax GO Bonds	5.95%	12/01/36	9,000	6,565,050
Country Club Village Metropolitan District; Series 2006, Limited Tax GO Bonds	6.00%	12/01/34	595	487,323
Cross Creek Metropolitan District No. 2; Series 2006, Ref. Limited Tax GO Bonds(g)	3.50%	12/01/37	2,630	2,091,876
Denver (City & County of) (United Airlines); Series 2007 A, Ref. Special Facilities Airport RB(b)	5.25%	10/01/32	31,125	31,656,304

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Denver (City of) Convention Center Hotel Authority;
Series 2006, Ref. Sr. RB (INS–SGI)(c)	5.13%	12/01/26	$2,000	$2,128,600
Series 2006, Ref. Sr. RB (INS–SGI)(c)	5.00%	12/01/35	6,365	6,647,670
Elbert (County of) & Highway 86 Commercial Metropolitan District; Series 2008 A, Public Improvement Fee RB(m)	4.12%	12/01/32	4,500	2,704,545
Fitzsimons Village Metropolitan District No. 1; Series 2010 A, Tax Increment Allocation & Public Improvement Fee Supported RB	7.50%	03/01/40	5,500	5,956,555
Fossil Ridge Metropolitan District No. 1; Series 2010, Ref. Tax Supported Limited Tax GO Bonds	7.25%	12/01/40	1,000	1,066,300
Grandby Ranch Metropolitan District; Series 2006, Limited Tax GO Bonds	6.75%	12/01/36	2,930	2,987,721
High Plains Metropolitan District;
Series 2005 A, Limited Tax GO Bonds	6.13%	12/01/25	2,220	1,457,719
Series 2005 A, Limited Tax GO Bonds	6.25%	12/01/35	4,000	2,422,240
Jordan Crossing Metropolitan District; Series 2006, Limited Tax GO Bonds	5.75%	12/01/36	1,370	1,015,471
Lafayette (City of) (Rocky Mountain Instrument);
Series 1998 A, IDR(b)	7.00%	10/01/18	3,800	3,172,886
Series 1999 A, IDR	6.75%	10/01/14	170	152,697
Lake Creek Affordable Housing Corp.; Series 1998 A, Ref. MFH RB(f)(j)	6.25%	12/01/13	8,565	9,060,314
Liberty Ranch Metropolitan District; Series 2006, Limited Tax GO Bonds	6.25%	12/01/36	1,603	1,419,104
Lincoln Park Metropolitan District;
Series 2008, Ref. & Improvement Unlimited Tax GO Bonds	6.13%	12/01/30	6,250	6,735,625
Series 2008, Ref. & Improvement Unlimited Tax GO Bonds	6.20%	12/01/37	5,550	5,922,738
Montezuma (County of) Hospital District; Series 2007, Ref. RB	5.90%	10/01/37	6,480	6,661,505
Montrose (County of) (The Homestead at Montrose, Inc.);
Series 2003 A, Health Care Facilities RB	5.75%	02/01/15	110	110,196
Series 2003 A, Health Care Facilities RB	6.75%	02/01/22	300	300,534
Series 2003 A, Health Care Facilities RB	7.00%	02/01/25	800	801,416
Series 2003 A, Health Care Facilities RB	7.00%	02/01/38	6,200	6,207,130
Montrose (County of) Memorial Hospital Board of Trustees; Series 2003, Enterprise RB	6.00%	12/01/33	5,500	5,779,510
Neu Towne Metropolitan District; Series 2004, Limited Tax GO Bonds(m)	5.45%	12/01/34	1,500	451,785
Northwest Metropolitan District No. 3;
Series 2005, Limited Tax GO Bonds	6.13%	12/01/25	4,500	4,510,215
Series 2005, Limited Tax GO Bonds	6.25%	12/01/35	7,450	7,431,151
Plaza Metropolitan District No. 1; Series 2013, Ref. Tax Allocation RB	5.00%	12/01/40	2,500	2,597,275
Reata South Metropolitan District; Series 2007 A, Limited Tax GO Bonds	7.25%	06/01/37	1,000	971,540
Rendezvous Residential Metropolitan District; Series 2002, Limited Tax GO Bonds(f)(j)	8.00%	12/01/13	1,430	1,508,879
Riverdale Peaks II Metropolitan District; Series 2005, Limited Tax GO Bonds	6.50%	12/01/35	1,000	661,120
Serenity Ridge Metropolitan District No. 2; Series 2004, Limited Tax GO Bonds(m)	3.75%	12/01/34	2,000	967,140
Silver Peaks Metropolitan District No. 2; Series 2006, Limited Tax GO Bonds	5.75%	12/01/36	985	689,057
Snowmass Village (Town of); Series 1992 A, Ref. MFH RB	8.00%	09/01/14	235	235,162
Southlands Metropolitan District No. 1;
Series 2004, Unlimited Tax GO Bonds(f)(j)	7.00%	12/01/14	1,000	1,117,250
Series 2004, Unlimited Tax GO Bonds(f)(j)	7.13%	12/01/14	2,500	2,798,125
Table Rock Metropolitan District; Series 2003, Limited Tax GO Bonds(f)(j)	7.00%	12/01/13	700	734,433
Tallgrass Metropolitan District; Series 2007, Ref. & Improvement Limited Tax GO Bonds	5.25%	12/01/37	4,795	4,766,997
Tallyns Reach Metropolitan District No. 2; Series 2004, Limited Tax GO Bonds(f)(j)	6.38%	12/01/13	637	667,079
Tallyns Reach Metropolitan District No. 3;
Series 2004, Limited Tax GO Bonds(f)(j)	6.63%	12/01/13	925	970,436
Series 2004, Limited Tax GO Bonds(f)(j)	6.75%	12/01/13	1,000	1,050,060
Valagua Metropolitan District; Series 2008, Limited Tax GO Bonds	7.75%	12/01/37	1,000	664,050
Vista Ridge Metropolitan District; Series 2006 B, Ref. Sub. Limited Tax GO Bonds(e)(m)	0.00%	12/01/40	1,000	621,110
Wyndham Hill Metropolitan District No. 2;
Series 2005, Limited Tax GO Bonds	6.25%	12/01/25	85	80,351
Series 2005, Limited Tax GO Bonds	6.38%	12/01/35	500	450,495
				249,770,441

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Connecticut–0.40%
Connecticut (State of) Development Authority (Cargo BDL LLC); Series 2000, IDR(b)(m)	4.00%	04/01/30	$2,955	$1,845,191
Connecticut (State of) Health & Educational Facilities Authority (St. Mary’s Hospital); Series 1997 E, RB	5.88%	07/01/22	3,660	3,664,209
Georgetown (City of) Special Taxing District; Series 2006 A, Unlimited Tax GO Bonds(h)(i)	5.13%	10/01/36	4,405	2,042,599
Hamden (Town of) (Whitney Center);
Series 2009 A, RB	7.63%	01/01/30	2,880	3,177,302
Series 2009 A, RB	7.75%	01/01/43	10,995	11,970,476
Series 2009 C, RB(f)(g)	7.25%	01/01/16	2,000	2,104,940
Harbor Point Infrastructure Improvement District (Harbor Point); Series 2010 A, Special Obligation Tax Allocation RB	7.88%	04/01/39	3,000	3,428,640
Manchester (Town of) Redevelopment Agency (Bennet Housing Development); Series 1993, MFH Mortgage RB (Acquired 09/20/99; Cost $602,622)(h)	7.20%	12/01/18	650	654,134
				28,887,491

Delaware–0.13%
Delaware (State of) Economic Development Authority (Newark Charter School); Series 2012, RB	5.00%	09/01/42	1,350	1,436,036
New Castle (County of) (Newark Charter School, Inc.); Series 2006, RB	5.00%	09/01/30	1,610	1,637,933
Sussex (County of) (Cadbury at Lewes);
Series 2006 A, First Mortgage RB	5.45%	01/01/16	665	665,745
Series 2006 A, First Mortgage RB	5.90%	01/01/26	750	762,300
Series 2006 A, First Mortgage RB	6.00%	01/01/35	600	605,076
Wilmington (City of) (Electra Arms Senior Association); Series 1998, MFH Rental RB(b)	6.25%	06/01/28	4,325	4,324,524
				9,431,614

District of Columbia–1.42%
District of Columbia (Center for Strategic & International Studies, Inc.);
Series 2011, RB	6.38%	03/01/31	2,000	2,167,300
Series 2011, RB	6.63%	03/01/41	5,150	5,629,208
District of Columbia (Cesar Chavez Charter School); Series 2011, RB	7.88%	11/15/40	7,000	8,256,080
District of Columbia (Gallaudet University);
Series 2011, University RB	5.50%	04/01/34	500	579,275
Series 2011, University RB	5.50%	04/01/41	3,000	3,427,470
District of Columbia (Methodist Home);
Series 1999, RB	6.00%	01/01/29	2,545	2,504,178
Series 2009 A, RB	7.50%	01/01/39	1,520	1,576,255
District of Columbia (National Public Radio, Inc.); Series 2010 A, RB	5.00%	04/01/43	1,000	1,071,640
District of Columbia (Sibley Memorial Hospital);
Series 2009, Hospital RB	6.38%	10/01/39	2,000	2,335,140
Series 2009, Hospital RB	6.50%	10/01/29	5,000	5,958,650
District of Columbia Tobacco Settlement Financing Corp.; Series 2006 C, Asset-Backed CAB RB(e)	0.00%	06/15/55	60,320	567,611
District of Columbia; Series 2009 B, Ref. Sec. Income Tax RB(d)	5.00%	12/01/25	16,165	19,562,560
Metropolitan Washington Airports Authority;
Series 2006 B, Airport System RB (INS–AGM)(b)(c)(d)	5.00%	10/01/36	40,695	43,111,062
Series 2009 B, Second Sr. Lien Dulles Toll Road CAB RB (INS–AGC)(c)(e)	0.00%	10/01/39	22,920	6,017,417
Series 2009 B, Second Sr. Lien Dulles Toll Road CAB RB (INS–AGC)(c)(e)	0.00%	10/01/40	3,475	865,240
				103,629,086

Florida–9.46%
Alachua (County of) (North Florida Retirement Village, Inc.);
Series 2007, IDR	5.88%	11/15/36	10,500	10,432,485
Series 2007, IDR	5.88%	11/15/42	19,000	18,787,390
Alachua (County of) Health Facilities Authority (Oak Hammock at the University of Florida);
Series 2012 A, Ref. Continuing Care Retirement Community RB	8.00%	10/01/32	1,000	1,226,660
Series 2012 A, Ref. Continuing Care Retirement Community RB	8.00%	10/01/42	2,500	3,043,150
Series 2012 A, Ref. Continuing Care Retirement Community RB	8.00%	10/01/46	2,000	2,426,020

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Alachua (County of) Health Facilities Authority (Terraces at Bonita Springs);
Series 2011, TEMPS-70SM RB	7.13%	11/15/16	$17,100	$17,300,925
Series 2011 A, RB	8.00%	11/15/31	3,000	3,538,410
Series 2011 A, RB	8.13%	11/15/41	11,000	12,943,040
Series 2011 A, RB	8.13%	11/15/46	6,000	7,059,840
Anthem Park Community Development District; Series 2004, Capital Improvement Special Assessment RB(a)	5.80%	05/01/36	8,210	5,903,565
Bay Laurel Center Community Development District (Candler); Series 2006, Special Assessment RB	5.45%	05/01/37	1,175	1,156,294
Beacon Lakes Community Development District; Series 2003 A, Special Assessment RB	6.90%	05/01/35	3,055	3,097,342
Bloomingdale (Villages of) Community Development District; Series 2004, Special Assessment RB(a)	5.88%	05/01/36	3,935	3,357,224
Bluewaters Community Development District; Series 2004, Special Assessment RB	6.00%	05/01/35	2,675	2,781,599
Boca Raton (City of) Housing Authority (Banyan Place Senior Apartments);
Series 2006, Ref. First Lien Mortgage Housing RB (Acquired 03/23/06-11/12/09; Cost $3,021,676)(a)(h)	5.80%	10/01/26	3,090	1,854,185
Series 2006, Ref. First Lien Mortgage Housing RB (Acquired 03/23/06-11/12/09; Cost $4,641,040)(h)	5.90%	10/01/36	4,705	2,823,282
Bonnet Creek Resort Community Development District;
Series 2002, Special Assessment RB	7.38%	05/01/34	3,000	3,002,670
Series 2002, Special Assessment RB	7.50%	05/01/34	7,500	7,508,250
Brevard (County of) Health Facilities Authority (Health First, Inc.);
Series 2009, Health Care Facilities RB	7.00%	04/01/33	1,960	2,446,021
Series 2009, Health Care Facilities RB	7.00%	04/01/39	6,465	7,973,737
Broward (County of) (Civic Arena);
Series 2006 A, Ref. Professional Sports Facilities Tax RB (INS–AGM)(c)(d)	5.00%	09/01/24	7,555	8,368,447
Series 2006 A, Ref. Professional Sports Facilities Tax RB (INS–AGM)(c)(d)	5.00%	09/01/25	7,910	8,761,670
Buckeye Park Community Development District; Series 2008 A, Capital Improvement Special Assessment RB(i)	7.88%	05/01/38	4,900	2,227,932
Capital Trust Agency (Fort Lauderdale); Series 2003, Sr. RB(b)(f)(j)	5.75%	01/01/14	2,000	2,100,180
Capital Trust Agency (Miami Community Charter School) Series 2010 A, RB	7.00%	10/15/40	1,500	1,605,765
Capital Trust Agency (Million Air One LLC); Series 2011, RB(b)	7.75%	01/01/41	14,400	16,215,120
Capital Trust Agency (Orlando); Series 2003, Sub. RB(b)(f)(j)	6.75%	01/01/14	2,500	2,645,700
Caribe Palm Community Development District; Series 2005 A, Special Assessment RB	5.85%	05/01/35	705	739,235
Championsgate Community Development District; Series 1998 A, Capital Improvement Special Assessment RB	6.25%	05/01/20	2,465	2,425,683
Collier (County of) Industrial Development Authority (Arlington Naples); Series 2011, Continuing Care Community BAN	14.00%	05/15/15	4,500	4,545,810
Cory Lakes Community Development District;
Series 2001 A, Special Assessment RB	8.38%	05/01/17	220	234,428
Series 2001 B, Special Assessment RB	8.38%	05/01/17	95	101,230
Cutler Cay Community Development District; Series 2004, Special Assessment RB	6.13%	05/01/24	3,600	3,737,952
Cypress Lakes Community Development District; Series 2004 A, Special Assessment RB	6.00%	05/01/34	500	508,390
Double Branch Development District; Series 2002 A, Special Assessment RB	6.70%	05/01/34	7,345	7,447,830
Escambia (County of) (International Paper Co.); Series 2006 A, Ref. Environmental Improvement RB(b)	5.00%	08/01/26	5,690	5,705,306
Escambia (County of); Series 2003 A, Environmental Improvement RB(b)	5.75%	11/01/27	5,250	5,397,000
Florida (State of) Mid-Bay Bridge Authority; Series 2011 A, Springing Lien RB	7.25%	10/01/40	14,000	17,871,980
Florida Development Finance Corp. (Palm Bay Academy, Inc.);
Series 2006 A, RB(a)	6.00%	05/15/36	2,130	1,740,849
Series 2007 A, RB(a)	6.13%	05/15/37	1,855	1,536,200
Florida Development Finance Corp. (Renaissance Charter School);
Series 2012 A, Educational Facilities RB	6.00%	06/15/32	2,000	2,008,260
Series 2012 A, Educational Facilities RB	6.13%	06/15/43	4,250	4,234,997
Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2010 A, Educational Facilities RB	6.00%	09/15/40	8,840	9,627,290

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Florida Development Finance Corp. (Sculptor Charter School);
Series 2008 A, RB	7.25%	10/01/38	$2,710	$2,907,857
Series 2012, RB	7.00%	10/01/26	125	136,620
Series 2012, RB	7.25%	10/01/41	595	655,434
Florida Housing Finance Corp. (Beacon Hill Apartments); Series 1998 C, RB(b)(f)	6.61%	07/01/28	7,760	7,169,852
Florida Housing Finance Corp. (Westbrook Apartments); Series 1998 U-1, RB(b)(f)	6.45%	01/01/29	10,705	10,711,958
Florida Housing Finance Corp. (Westchase Apartments); Series 1998 B, RB(b)(f)	6.61%	07/01/28	9,720	7,136,424
Gramercy Farms Community Development District;
Series 2007 A-1, Special Assessment RB(i)	5.25%	05/01/39	1,335	13
Series 2007 A-2, Special Assessment RB(i)	5.25%	05/01/39	1,700	17
Series 2007 B, Special Assessment RB(i)	5.10%	05/01/14	4,385	44
Series 2011, Ref. Special Assessment Conv. CAB RB(n)	6.75%	05/01/39	29,070	4,207,882
Hammock Bay Community Development District; Series 2004 A, Special Assessment RB	6.13%	05/01/35	2,420	2,489,527
Harbour Isles Community Development District; Series 2004, Special Assessment RB	6.13%	05/01/35	1,330	1,356,520
Heritage Harbor Community Development District; Series 1997, Recreational RB	7.75%	05/01/23	410	368,758
Hillsborough (County of) Industrial Development Authority (Health Facilities); Series 2008 B, IDR(f)(j)	8.00%	08/15/19	1,000	1,413,220
Islands at Doral III Community Development District; Series 2004 A, Special Assessment RB	5.90%	05/01/35	3,380	3,395,109
Islands at Doral Southwest Community Development District; Series 2003, Special Assessment RB(f)(j)	6.38%	05/01/13	1,635	1,667,765
Jacksonville (City of) Economic Development Commission (Proton Therapy Institute); Series 2007 A, Ref. Health Care Facilities RB(h)	6.25%	09/01/27	12,000	13,223,280
Kendall Breeze Community Development District; Series 2004, Special Assessment RB	5.88%	05/01/34	1,355	1,380,149
Lakeland (City of) (Carpenter’s Home Estate Accident Investor); Series 2008, Ref. First Mortgage Retirement Community RB(h)	6.38%	01/01/43	2,250	2,353,883
Lakeside Landings Community Development District;
Series 2007 A, Special Assessment RB(i)	5.50%	05/01/38	1,000	411,190
Series 2007 B, Special Assessment RB(i)	5.25%	05/01/13	1,940	797,127
Lee (County of) Industrial Development Authority (Cypress Cove Healthpark);
Series 2012, Ref. RB	5.25%	10/01/32	4,500	4,459,005
Series 2012, Ref. RB	5.75%	10/01/42	10,100	10,165,953
Series 2012, Ref. RB	6.50%	10/01/47	10,000	10,652,600
Lee (County of) Industrial Development Authority (Lee County Community Charter Schools, LLC);
Series 2007 A, IDR	5.25%	06/15/27	7,000	7,115,080
Series 2007 A, IDR	5.38%	06/15/37	6,230	6,273,361
Series 2012, IDR	5.50%	06/15/32	1,880	1,944,822
Series 2012, IDR	5.75%	06/15/42	3,210	3,328,995
Leon (County of) Educational Facilities Authority (Southgate Residence Hall); Series 1998 A, Ref. RB	6.75%	09/01/28	7,940	7,689,811
Marshall Creek Community Development District; Series 2000 A, Special Assessment RB	7.65%	05/01/32	2,590	2,592,253
Martin (County of) Health Facilities Authority (Martin Memorial Medical Center); Series 2012, RB	5.50%	11/15/42	15,340	17,035,837
Miami Beach (City of) Health Facilities Authority (Mount Sinai Medical Center);
Series 2004, Ref. RB(f)(h)(j)	6.75%	11/15/14	840	930,166
Series 2004, Ref. RB(h)	6.75%	11/15/29	5,160	5,498,032
Series 2012, Ref. RB	5.00%	11/15/29	3,500	3,875,795
Miami-Dade (County of) (Building Better Communities Program); Series 2008 A, Unlimited Tax GO Bonds (INS–AGC)(c)(d)	5.00%	07/01/30	15,210	17,200,685
Miami-Dade (County of) (Miami International Airport); Series 2008 A, Aviation RB (INS–AGC)(b)(c)(d)	5.25%	10/01/33	16,500	18,528,510
Miami-Dade (County of) Health Facilities Authority (Miami Children’s Hospital);
Series 2010 A, Ref. Hospital RB	6.00%	08/01/30	500	600,825
Series 2010 A, Ref. Hospital RB	6.13%	08/01/42	250	296,075
Series 2011, Ref. Hospital RB	6.00%	08/01/46	1,000	1,186,230
Miami-Dade (County of) School Board;
Series 2008 B, COP (INS–AGC)(c)(d)	5.25%	05/01/26	5,000	5,858,600
Series 2008 B, COP (INS–AGC)(c)(d)	5.25%	05/01/27	10,000	11,562,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Miami-Dade (County of);
Series 2005 A, Sub. Special Obligation CAB RB (INS–NATL)(c)(e)	0.00%	10/01/40	$10,070	$2,428,985
Series 2009, Sub. Special Obligation CAB RB(e)	0.00%	10/01/35	12,000	4,051,080
Series 2009, Sub. Special Obligation CAB RB(e)	0.00%	10/01/40	10,000	2,531,100
Series 2009, Sub. Special Obligation CAB RB(e)	0.00%	10/01/42	72,215	16,602,951
Series 2009, Sub. Special Obligation CAB RB(e)	0.00%	10/01/44	15,495	3,212,733
Series 2009, Sub. Special Obligation CAB RB(e)	0.00%	10/01/45	7,710	1,516,094
Series 2009, Sub. Special Obligation CAB RB(e)	0.00%	10/01/47	22,300	3,903,392
Midtown Miami Community Development District;
Series 2004 A, Special Assessment RB	6.00%	05/01/24	1,665	1,689,326
Series 2004 A, Special Assessment RB	6.25%	05/01/37	8,445	8,592,281
Mount Dora (City of) Health Facilities Authority (Waterman Village);
Series 2002 A, RB	6.75%	08/15/25	3,000	2,604,180
Series 2004 A, Ref. RB	5.25%	08/15/13	550	543,846
Series 2004 A, Ref. RB	5.75%	08/15/18	3,750	3,379,913
Northern Palm Beach (County of) Improvement District Unit of Development No. 2A; Series 2002, Water Control & Improvement RB	6.40%	08/01/33	3,910	3,913,441
Oak Creek Community Development District; Series 2004, Special Assessment RB	5.80%	05/01/35	1,590	1,528,547
Orange (County of) Health Facilities Authority (Orlando Lutheran Towers, Inc.);
Series 2005, Ref. RB	5.38%	07/01/20	3,300	3,382,533
Series 2005, Ref. RB	5.70%	07/01/26	4,000	4,096,000
Series 2007, First Mortgage RB	5.50%	07/01/32	3,750	3,827,962
Series 2007, First Mortgage RB	5.50%	07/01/38	7,450	7,578,661
Orange (County of) Housing Finance Authority (Alhambra Trace Apartments); Series 1998 C, RB	7.00%	04/01/28	1,815	1,815,200
Orange (County of) Housing Finance Authority (Governors Manor Apartments); Series 2001 F-4, RB	7.25%	10/01/31	3,665	3,670,497
Orange (County of) Housing Finance Authority (H.A.N.D.S., Inc.);
Series 1995 A, Mortgage RB(h)	7.00%	10/01/15	705	708,187
Series 1995 A, Mortgage RB(h)	7.00%	10/01/25	2,535	2,542,782
Orange (County of) Housing Finance Authority (Lake Davis Apartments); Series 2001 F-1, RB	7.25%	10/01/31	760	761,140
Orange (County of) Housing Finance Authority (Lake Jennie Phase I); Series 2001 F-2, RB	7.25%	10/01/31	215	215,323
Orange (County of) Housing Finance Authority (Lake Jennie Phase II); Series 2001 F-3, RB	7.25%	10/01/31	760	761,140
Orange (County of) Housing Finance Authority (Mellonville Trace Apartments); Series 2001 F-5, RB	7.25%	10/01/31	300	300,450
Orlando (City of) Urban Community Development District; Series 2004, Capital Improvement Special Assessment RB	6.25%	05/01/34	1,000	1,000,890
Overoaks Community Development District;
Series 2004 A, Capital Improvement Special Assessment RB	6.13%	05/01/35	410	4
Series 2010 A-2, Capital Improvement RB	6.13%	05/01/35	435	402,036
Series 2010 B, Capital Improvement RB	5.13%	05/01/17	975	927,596
Palm Beach (County of) Housing Finance Authority (Lake Delray Apartments); Series 1999 A, MFH RB(b)	6.40%	01/01/31	8,415	8,417,272
Palm Coast Park Community Development District; Series 2006, Special Assessment RB	5.70%	05/01/37	4,635	3,219,054
Pier Park Community Development District; Series 2002 1, Capital Improvement RB	7.15%	05/01/34	14,310	14,333,755
Pine Ridge Plantation Community Development District; Series 2006 A, Capital Improvement Special Assessment RB	5.40%	05/01/37	1,585	1,066,974
Pinellas (County of) Educational Facilities Authority (Pinellas Preparatory Academy);
Series 2011 A, RB	6.13%	09/15/21	400	442,104
Series 2011 A, RB	7.13%	09/15/41	3,250	3,760,510
Pinellas (County of) Health Facilities Authority (The Oaks of Clearwater); Series 2004, RB	6.25%	06/01/34	5,580	5,679,380
Poinciana West Community Development District; Series 2007, Special Assessment RB	6.00%	05/01/37	1,495	1,506,347
Port St. Lucie (City of) (Glassman Special Assessment District); Series 2003 C, Special Assessment RB	6.75%	07/01/23	4,750	4,769,475
Reunion East Community Development District;
Series 2002 A-1, Special Assessment RB	7.38%	05/01/33	690	704,117
Series 2002 A-2, Special Assessment RB(a)	7.38%	05/01/33	310	170,509
Series 2005, Special Assessment RB(i)	5.80%	05/01/36	4,300	2,365,129

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Sarasota (County of) Health Facilities Authority (Village on the Isle);
Series 2007, Ref. Retirement Facilities RB	5.00%	01/01/17	$1,500	$1,542,030
Series 2007, Ref. Retirement Facilities RB	5.50%	01/01/27	1,000	1,074,480
Series 2007, Ref. Retirement Facilities RB	5.50%	01/01/32	1,000	1,060,410
Sausalito Bay Community Development District; Series 2003, Special Assessment RB	6.20%	05/01/35	2,610	2,637,953
Seminole Indian Tribe of Florida; Series 2007 A, Special Obligation RB(h)	5.50%	10/01/24	5,350	5,880,987
Seven Oaks Community Development District II;
Series 2003 A, Special Assessment RB	6.40%	05/01/34	4,605	4,510,459
Series 2004 A, Special Assessment RB	5.88%	05/01/35	2,590	1,971,819
Silver Palms Community Development District; Series 2004, Special Assessment RB	5.90%	05/01/34	1,750	1,774,378
South Lake (County of) Hospital District (South Lake Hospital, Inc.);
Series 2003, RB	6.38%	10/01/28	2,115	2,178,725
Series 2003, RB	6.38%	10/01/34	3,995	4,116,448
South-Dade Venture Community Development District; Series 2004, Special Assessment RB	6.13%	05/01/34	1,295	1,343,588
St. Johns (County of) Industrial Development Authority (Glenmoor);
Series 2006 A, Health Care RB	5.25%	01/01/26	6,300	5,780,061
Series 2006 A, Health Care RB	5.38%	01/01/40	8,850	7,466,745
St. Johns (County of) Industrial Development Authority (Presbyterian Retirement Communities);
Series 2004 A, RB	5.63%	08/01/34	4,390	4,542,377
Series 2010 A, RB	6.00%	08/01/45	4,000	4,508,040
St. Petersburg (City of) Health Facilities Authority (All Children’s Hospital, Inc. Obligated Group);
Series 2009 A, Ref. RB	6.25%	11/15/29	150	180,093
Series 2009 A, Ref. RB	6.50%	11/15/39	1,000	1,193,560
Sterling Hill Community Development District; Series 2003 A, Capital Improvement Special Assessment RB	6.20%	05/01/35	1,495	1,199,214
Stonebrier Community Development District; Series 2006, Special Assessment RB	5.50%	05/01/37	2,770	2,769,778
Stonegate Community Development District; Series 2008, Special Assessment RB	8.13%	05/01/39	4,685	5,186,061
Tallahassee (City of) (Tallahassee Memorial Health Care, Inc.); Series 2000, Health Facilities RB	6.38%	12/01/30	5,875	5,972,349
Tampa Bay Water; Series 2001 A, Ref. & Improvement Utility System RB (INS–NATL)(c)(d)	6.00%	10/01/29	13,440	18,668,429
Town Center at Palm Coast Community Development District; Series 2005, Capital Improvement Special Assessment RB	6.00%	05/01/36	11,430	9,524,848
Trails at Monterey Community Development District;
Series 2003, Special Assessment RB(f)(j)	6.50%	05/01/13	945	964,278
Series 2003, Special Assessment RB(f)(j)	6.75%	05/01/13	1,715	1,750,741
Treeline Preserve Community Development District; Series 2007 A, Special Assessment RB(a)	6.80%	05/01/39	4,895	2,404,962
Turnbull Creek Community Development District;
Series 2005, Special Assessment RB	5.80%	05/01/35	2,640	2,417,026
Series 2006, Special Assessment RB	5.25%	05/01/37	3,505	2,614,835
University Square Community Development District; Series 2007 A-1, Capital Improvement Special Assessment RB	5.88%	05/01/38	2,890	2,962,134
Venetian Isles Community Development District; Series 2002 A, Special Assessment RB	6.75%	05/01/33	3,850	3,895,237
Verandah West Community Development District; Series 2003 A, Capital Improvement Special Assessment RB	6.63%	05/01/33	4,235	4,277,985
Waterlefe Community Development District; Series 2001, Golf Course RB(i)	8.13%	10/01/25	2,645	196,576
West Villages Improvement District (Unit of Development No. 3); Series 2006, Special Assessment RB(a)	5.50%	05/01/37	3,755	1,680,513
West Villages Improvement District; Series 2007, Special Assessment RB(a)	5.50%	05/01/38	9,500	4,445,715
Winter Garden Village at Fowler Groves Community Development District; Series 2006, Special Assessment RB	5.65%	05/01/37	2,540	2,639,822
World Commerce Community Development District; Series 2004 A-2, Special Assessment RB(i)	6.13%	05/01/35	1,490	1,490,000
				688,772,959

Georgia–1.17%
Americus (City of) & Sumter (County of) Hospital Authority (South Georgia Methodist); Series 1999 A, Ref. RB	6.38%	05/15/29	5,250	5,254,358
Atlanta (City of) (Beltline); Series 2009 B, Tax Allocation RB	7.38%	01/01/31	12,000	15,030,840

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia–(continued)
Atlanta (City of) (Eastside);
Series 2005 B, Tax Allocation RB	5.40%	01/01/20	$1,000	$1,083,360
Series 2005 B, Tax Allocation RB	5.60%	01/01/30	4,700	5,117,783
Atlanta (City of) (Princeton Lakes); Series 2006, Tax Allocation RB(h)	5.50%	01/01/31	3,770	3,836,050
Atlanta (City of) Urban Residential Finance Authority (John Eagan); Series 1998 A, MFH RB(a)(b)	6.75%	07/01/30	5,285	3,699,024
Clayton (County of) Development Authority (Delta Air Lines, Inc.); Series 2009 B, Special Facilities RB(b)	9.00%	06/01/35	9,750	10,872,713
DeKalb (County of) Hospital Authority (DeKalb Medical Center, Inc.);
Series 2010, RAC	6.00%	09/01/30	2,200	2,615,536
Series 2010, RAC	6.13%	09/01/40	2,000	2,349,060
Fulton (County of) Residential Care Facilities for the Elderly Authority (RHA Assisted Living);
Series 1999 A, Sr. Lien RB	6.90%	07/01/19	3,960	3,804,728
Series 1999 A, Sr. Lien RB	7.00%	07/01/29	8,310	7,460,884
Fulton (County of) Residential Care Facilities for the Elderly Authority (St. Anne’s Terrace); Series 2003, Ref. RB	7.63%	12/01/33	3,240	3,358,746
Medical Center Hospital Authority (Spring Harbor Green Island); Series 2007, Ref. RB	5.25%	07/01/27	2,500	2,558,200
Richmond (County of) Development Authority (International Paper Co.); Series 2002 A, Ref. Environmental Improvement RB(b)	6.00%	02/01/25	1,000	1,003,760
Rockdale (County of) Development Authority (Visy Paper); Series 2007 A, RB(b)	6.13%	01/01/34	9,615	10,063,251
Savannah (City of) Economic Development Authority (Marshes of Skidaway);
Series 2003 A, First Mortgage RB	6.85%	01/01/19	1,980	2,039,242
Series 2003 A, First Mortgage RB	7.40%	01/01/24	920	946,864
Series 2003 A, First Mortgage RB	7.40%	01/01/34	3,650	3,740,630
				84,835,029

Guam–0.10%
Guam (Territory of) Waterworks Authority;
Series 2005, Water & Wastewater System RB	5.88%	07/01/35	6,250	6,458,187
Series 2005, Water & Wastewater System RB	6.00%	07/01/25	1,000	1,040,590
				7,498,777

Hawaii–0.61%
Hawaii (State of) Department of Budget & Finance (15 Craigside);
Series 2009 A, Special Purpose Senior Living RB	8.75%	11/15/29	850	1,024,624
Series 2009 A, Special Purpose Senior Living RB	9.00%	11/15/44	6,530	7,875,049
Hawaii (State of) Department of Budget & Finance (Kahala Nui);
Series 2003 A, Special Purpose RB(f)(j)	7.40%	11/15/13	5,300	5,675,505
Series 2003 A, Special Purpose RB(f)(j)	7.88%	11/15/13	4,450	4,779,834
Series 2003 A, Special Purpose RB(f)(j)	8.00%	11/15/13	10,000	10,749,700
Honolulu (City & County of); Series 2009 A, Unlimited Tax GO Bonds(d)	5.25%	04/01/29	12,000	14,109,360
				44,214,072

Idaho–0.23%
Gooding Industrial Development Corp. (Intrepid Technology & Resources); Series 2006, Solid Waste Disposal RB (Acquired 11/03/06; Cost $7,640,000)(b)(h)(i)	7.50%	11/01/24	7,640	266,025
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2007, Ref. RB	6.13%	11/15/37	8,355	8,535,384
Idaho (State of) Housing & Finance Association (Compass Public Charter School, Inc.) Series 2010 A, Non-profit Facilities RB	6.25%	07/01/40	1,000	1,081,050
Idaho (State of) Housing & Finance Association (Liberty Charter School); Series 2008 A, Non-profit Facilities RB	6.00%	06/01/38	750	812,678
Idaho (State of) Housing & Finance Association (North Star Charter School);
Series 2009 A, Non-profit Facilities RB	9.00%	07/01/21	150	162,974
Series 2009 A, Non-profit Facilities RB	9.25%	07/01/29	1,000	1,095,830
Series 2009 A, Non-profit Facilities RB	9.50%	07/01/39	2,005	2,216,848

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Idaho–(continued)
Idaho (State of) Housing & Finance Association (Victory Charter School, Inc.); Series 2009 A, Non–profit Facilities RB	8.25%	07/01/39	$745	$873,572
Idaho (State of) Housing & Finance Association; Series 2008 A, Non-profit Facilities RB	6.13%	07/01/38	1,580	1,669,870
				16,714,231

Illinois–10.71%
Annawan (Village of) (Patriot Renewable Fuels, LLC); Series 2007, Tax Increment Allocation RB	5.63%	01/01/18	3,140	2,893,259
Antioch (Village of) Special Service Area No. 1 (Deercrest); Series 2003, Special Tax RB	6.63%	03/01/33	3,617	3,250,453
Aurora (City of) (East River Area TIF No. 6); Series 2008 A, Tax Increment Allocation RB	6.75%	12/30/27	2,265	2,405,702
Aurora (City of) (River City TIF No. 3); Series 2008 B, Tax Increment Allocation RB	6.50%	12/30/23	3,635	3,868,149
Bartlett (Village of) (Quarry Redevelopment); Series 2007, Ref. Sr. Lien Tax Increment Allocation RB	5.60%	01/01/23	5,000	4,848,900
Bolingbrook (Village of) Special Services Area No. 1 (Forest City); Series 2005, Special Tax RB	5.90%	03/01/27	2,000	1,862,920
Bolingbrook (Village of);
Series 1999 B, Unlimited Tax CAB GO Bonds (INS–NATL)(c)(e)	0.00%	01/01/29	910	380,262
Series 2005, Sales Tax RB(m)	2.30%	01/01/15	385	347,405
Series 2005, Sales Tax RB(m)	2.40%	01/01/26	4,500	3,604,815
Series 2005, Sales Tax RB(m)	2.50%	01/01/24	6,000	4,806,360
Bradley (Village of) (Bradley Commons); Series 2007, Tax Increment Allocation RB	6.10%	01/01/27	2,795	2,837,177
Chicago (City of) (Asphalt Operating Services); Series 2010, Recovery Zone Facility RB	6.13%	12/01/18	6,955	7,463,480
Chicago (City of) (Chatham Ridge Redevelopment); Series 2002, Tax Increment Allocation RB(j)	6.05%	12/15/13	475	495,658
Chicago (City of) (Diversey/Narragansett); Series 2006, COP	7.46%	02/15/26	2,755	2,211,631
Chicago (City of) (Lakeshore East); Series 2003, Special Assessment Improvement RB	6.63%	12/01/22	3,876	3,973,016
Chicago (City of) (O’Hare International Airport); Series 2008 A, Third Lien General Airport RB (INS–AGM)(c)(d)	5.00%	01/01/33	14,000	15,814,680
Chicago (City of) (Read-Dunning); Series 1996 B, Tax Increment Allocation RB (INS–ACA)(c)	7.25%	01/01/14	400	401,224
Chicago (City of) Board of Education;
Series 2006 B, Unlimited Tax GO Bonds (INS–AGM)(c)(d)	5.00%	12/01/25	10,000	11,221,500
Series 2008 C, Ref. Unlimited Tax GO Bonds (INS–AGM)(c)(d)	5.00%	12/01/32	13,050	14,222,021
Chicago (City of);
Series 2011, COP	7.13%	05/01/21	1,000	1,101,870
Series 2011, COP	7.13%	05/01/25	9,700	10,874,767
Series 2011, COP	7.13%	05/01/25	9,185	10,297,395
Cook (County of) (Navistar International Corp.); Series 2010, Recovery Zone Facility RB	6.50%	10/15/40	13,575	14,712,042
Cortland (Town of) (Sheaffer System); Series 2006, Special Tax RB(a)(h)	5.50%	03/01/17	3,439	2,083,174
Deerfield (Village of);
Series 2011, Ref. CAB RB(e)	0.00%	10/01/31	1,803	403,241
Series 2011, Ref. RB	6.00%	10/01/42	3,403	2,809,483
Du Page (County of) Special Service Area No. 31 (Monarch Landing); Series 2006, Special Tax RB	5.40%	03/01/16	123	124,734
East Dundee (Village of) (Route 25 South Redevelopment); Series 2012, Limited Obligation Tax Increment Allocation RB	5.63%	12/01/31	1,530	1,524,584
Gilberts (Village of) Special Service Area No. 19 (The Conservancy); Series 2006-1, Special Tax RB(i)	5.38%	03/01/16	2,500	876,125
Hillside (Village of) (Mannheim Redevelopment);
Series 2008, Sr. Lien Tax Increment Allocation RB	6.55%	01/01/20	825	858,701
Series 2008, Sr. Lien Tax Increment Allocation RB	7.00%	01/01/28	5,000	5,116,350
Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2012, RB(d)	5.00%	06/01/42	15,890	17,833,665
Illinois (State of) Finance Authority (Beacon Hill);
Series 2005 A, Ref. RB	5.25%	02/15/14	300	300,768
Series 2005 A, Ref. RB	5.35%	02/15/15	225	225,547
Illinois (State of) Finance Authority (Christian Homes, Inc.);
Series 2007 A, Ref. RB	5.75%	05/15/26	5,575	5,950,644
Series 2007 A, Ref. RB	5.75%	05/15/31	2,825	2,996,223

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority (Clare Oaks);
Series 2012 A-1, RB	7.00%	11/15/27	$1,140	$1,132,601
Series 2012 A-2, RB	7.00%	11/15/27	1,425	1,424,843
Series 2012 A-3, RB	7.00%	11/15/17	710	707,934
Series 2012 B, Ref. Sub. RB	4.00%	11/15/52	6,240	4,586,184
Series 2012 C-1, Ref. Sub. RB(e)	0.00%	11/15/52	3,902	181,441
Series 2012 C-2, Ref. Sub. RB(e)	0.00%	11/15/52	780	297,719
Series 2012 C-3, Ref. Sub. Conv. RB(e)	0.00%	11/15/52	780	184,562
Illinois (State of) Finance Authority (Clare Water Tower);
Series 2010 A-6, Ref. RB(i)	6.00%	05/15/28	1,249	12
Series 2010 A-7, Ref. RB(i)	6.13%	05/15/41	11,264	113
Series 2010 B, Ref. CAB RB(e)(i)	0.00%	05/15/50	5,966	60
Illinois (State of) Finance Authority (Clinic Altgeld); Series 1996, Community Facilities RB	8.00%	11/15/16	1,560	1,562,839
Illinois (State of) Finance Authority (Collegiate Housing Foundation–DeKalb II, LLC–Northern Illinois University); Series 2011, Student Housing RB	6.88%	10/01/43	7,000	8,450,750
Illinois (State of) Finance Authority (Fairview Obligated Group);
Series 2008 A, Ref. RB(i)	6.13%	08/15/28	1,000	9,740
Series 2008 A, Ref. RB(i)	6.25%	08/15/35	3,500	34,090
Series 2008 A, Ref. RB(i)	6.25%	08/15/40	5,500	53,570
Illinois (State of) Finance Authority (Franciscan Communities-St. Joseph); Series 2004 A, RB	6.00%	05/15/34	2,500	2,510,250
Illinois (State of) Finance Authority (Friendship Village of Schaumburg);
Series 2005 A, RB	5.38%	02/15/25	1,000	1,008,680
Series 2010, RB	7.25%	02/15/45	7,400	8,187,952
Illinois (State of) Finance Authority (Greenfields of Geneva);
Series 2010 A, RB	7.90%	02/15/25	3,285	3,491,856
Series 2010 A, RB	8.00%	02/15/28	3,000	3,181,170
Series 2010 A, RB	8.13%	02/15/40	6,640	7,234,479
Series 2010 A, RB	8.25%	02/15/46	21,185	23,166,221
Series 2010 C-2, TEMPS-65SM RB	6.75%	02/15/16	5,000	5,006,300
Illinois (State of) Finance Authority (Luther Oaks);
Series 2006 A, RB	5.70%	08/15/28	500	500,215
Series 2006 A, RB	6.00%	08/15/26	3,850	3,974,663
Series 2006 A, RB	6.00%	08/15/39	10,460	10,593,051
Illinois (State of) Finance Authority (Lutheran Home & Services);
Series 2012, Ref. RB	5.50%	05/15/30	1,500	1,575,045
Series 2012, Ref. RB	5.63%	05/15/42	6,000	6,266,880
Illinois (State of) Finance Authority (Montgomery Place);
Series 2006 A, RB	5.50%	05/15/26	2,400	2,477,064
Series 2006 A, RB	5.75%	05/15/38	3,000	3,073,980
Illinois (State of) Finance Authority (Navistar International); Series 2010, Recovery Zone Facility RB	6.50%	10/15/40	27,655	29,971,383
Illinois (State of) Finance Authority (Norwegian American Hospital Inc.);
Series 2008, RB	7.63%	09/15/28	2,000	1,903,180
Series 2008, RB	7.75%	09/15/38	3,000	2,772,480
Illinois (State of) Finance Authority (Park Place of Elmhurst);
Series 2010 A, RB	8.00%	05/15/30	1,300	1,377,337
Series 2010 A, RB	8.13%	05/15/40	6,370	6,719,713
Series 2010 A, RB	8.25%	05/15/45	14,000	14,865,900
Series 2010 D-1, TEMPS-75SM RB	7.25%	08/15/16	8,230	8,234,938
Series 2010 D-2, TEMPS-65SM RB	7.00%	11/15/15	550	550,286
Series 2010 D-3, TEMPS-50SM RB	6.25%	08/15/15	6,460	6,464,651
Illinois (State of) Finance Authority (Provena Health); Series 2009 A, RB	7.75%	08/15/34	12,800	16,455,936
Illinois (State of) Finance Authority (Rush University Medical Center Obligated Group);
Series 2009 A, RB	7.25%	11/01/30	1,865	2,379,460
Series 2009 A, RB	7.25%	11/01/38	24,235	30,491,023

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority (Sherman Health System); Series 2007 A, RB	5.50%	08/01/37	$8,250	$9,035,813
Illinois (State of) Finance Authority (Silver Cross Hospital & Medical Centers);
Series 2008, Ref. RB	5.50%	08/15/30	5,000	5,382,550
Series 2009, RB	6.88%	08/15/38	19,875	23,573,539
Illinois (State of) Finance Authority (Smith Village);
Series 2005 A, RB	5.70%	11/15/20	500	519,510
Series 2005 A, RB	6.13%	11/15/25	1,100	1,141,558
Series 2005 A, RB	6.25%	11/15/35	1,500	1,538,445
Illinois (State of) Finance Authority (The Admiral at the Lake);
Series 2010 A, RB	7.25%	05/15/20	1,905	2,037,074
Series 2010 D-1, TEMPS-75SM RB	7.00%	05/15/18	1,550	1,552,837
Series 2010 D-2, TEMPS-65SM RB	6.38%	05/15/17	10,500	10,514,910
Illinois (State of) Finance Authority (The Landing at Plymouth Place);
Series 2005 A, RB	6.00%	05/15/25	4,500	4,123,620
Series 2005 A, RB	6.00%	05/15/37	19,325	16,088,642
Illinois (State of) Finance Authority (Three Crowns Park Plaza);
Series 2006 A, RB	5.88%	02/15/26	1,000	1,038,920
Series 2006 A, RB	5.88%	02/15/38	1,500	1,542,975
Illinois (State of) Finance Authority (United Neighborhood Organization Charter School Network, Inc.);
Series 2011, Ref. Charter School RB	6.88%	10/01/31	3,500	4,037,390
Series 2011, Ref. Charter School RB	7.13%	10/01/41	1,000	1,169,970
Illinois (State of) Finance Authority (Villa St. Benedict); Series 2003 A-1, RB(i)	6.90%	11/15/33	8,750	5,249,913
Illinois (State of) Finance Authority (Waste Management Inc.); Series 2005 A, Solid Waste Disposal RB(b)	5.05%	08/01/29	1,320	1,395,728
Illinois (State of) Finance Authority;
Series 2003 A, RB	7.00%	11/15/32	3,450	3,489,951
Series 2003 A, Ref. RB	6.20%	08/15/23	1,000	1,000,870
Series 2003 A, Ref. RB	6.40%	08/15/33	4,500	4,503,060
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2010 A, RB(d)	5.50%	06/15/50	18,000	20,417,400
Series 2012, CAB RB(e)	0.00%	12/15/41	25,000	6,263,000
Series 2012, CAB RB(e)	0.00%	12/15/50	40,000	6,106,400
Series 2012, CAB RB(e)	0.00%	12/15/51	76,730	11,052,957
Illinois (State of) Real Estate Lease; Series 1998, Ctfs. RB (INS–ACA)(c)(h)	6.20%	06/15/18	4,163	4,205,905
Illinois (State of) Regional Transportation Authority; Series 2003 A, RB (INS–NATL)(c)(d)	6.00%	07/01/33	22,000	29,857,300
Illinois (State of) Toll Highway Authority; Series 2008 B, RB(d)	5.50%	01/01/33	29,000	33,149,320
Lombard Public Facilities Corp.;
Series 2005 A-1, First Tier Conference Center & Hotel RB	6.38%	01/01/15	520	427,664
Series 2005 A-1, First Tier Conference Center & Hotel RB	7.13%	01/01/36	2,500	1,694,800
Long Grove (Village of) (Sunset Grove); Series 2010, Limited Obligation Tax Increment Allocation RB	7.50%	01/01/30	3,450	3,707,991
Malta (Village of) (Prairie Springs); Series 2006, Tax Increment Allocation RB(h)	5.75%	12/30/25	1,800	1,171,620
Manhattan (Village of) Special Service Area No. 04-1 (Brookstone Springs); Series 2005, Special Tax RB	6.10%	03/01/35	4,266	4,388,903
Metropolitan Pier & Exposition Authority(d)	5.00%	06/15/52	9,720	10,668,964
Minooka (Village of) (Lakewood Trails Unit No. 2); Series 2004, Special Assessment Improvement RB	6.38%	03/01/34	5,394	5,524,697
Minooka (Village of) (Lakewood Trails); Series 2003, Special Assessment Improvement RB	6.63%	03/01/33	3,640	3,715,639
Minooka (Village of) (Prairie Ridge); Series 2003, Special Assessment Improvement RB	6.88%	03/01/33	2,645	2,326,859
Pingree Grove (Village of) (Cambridge Lakes Learning Center);
Series 2007, RB	6.00%	06/01/36	5,080	4,668,825
Series 2011, RB	8.50%	06/01/41	3,290	3,647,195
Pingree Grove (Village of) (Cambridge Lakes); Series 2006-1, Special Service Area No. 7 Special Tax RB	6.00%	03/01/36	8,467	8,627,873
Pingree Grove (Village of) Special Service Area No. 2 (Cambridge Lakes); Series 2005-2, Special Tax RB	6.00%	03/01/35	6,906	7,063,526

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Plano (City of) Special Service Area No. 1 (Lakewood Springs); Series 2004 A, Special Tax RB	6.20%	03/01/34	$4,023	$4,133,673
Plano (City of) Special Service Area No. 10 (Lakewood Springs Club); Series 2007, Special Tax RB(i)	5.80%	03/01/37	5,615	2,917,329
Quad Cities Regional Economic Development Authority (Heritage Woods Moline Supportive Living Facility); Series 2006, MFH RB(b)	6.00%	12/01/41	1,305	1,268,316
Railsplitter Tobacco Settlement Authority; Series 2010, RB	6.00%	06/01/28	20,050	24,038,546
Regional Transportation Authority; Series 1994 B, RB (INS-AMBAC)(c)	8.00%	06/01/17	2,095	2,582,213
Southwestern Illinois Development Authority (City of Collinsville Limited Incremental Sales Tax); Series 2007, Local Government Program RB	5.35%	03/01/31	1,000	850,710
Southwestern Illinois Development Authority (Eden Retirement Center, Inc.);
Series 2006, Senior Care Facilities RB	5.50%	12/01/26	800	686,768
Series 2006, Senior Care Facilities RB	5.85%	12/01/36	3,000	2,488,830
Southwestern Illinois Development Authority (U.S. Steel Corp.) Series 2012, RB(b)	5.75%	08/01/42	19,000	19,219,450
St. Charles (City of) (Zylstra);
Series 2008, Sr. Lien Limited Incremental Sales Tax RB	6.95%	01/01/21	1,675	1,734,429
Series 2008, Sr. Lien Limited Incremental Sales Tax RB	6.95%	01/01/25	2,000	2,004,080
St. Charles (City of) Special Service Area No. 21; Series 1998, RB	6.63%	03/01/28	1,870	1,870,954
United City of Yorkville (City of) (Storm Water/Water Improvement);
Series 2007, Business District RB	6.00%	01/01/26	3,185	2,261,764
Series 2007, Business District RB	6.00%	01/01/27	285	198,431
United City of Yorkville (City of) Special Service Area No. 2003-100 (Raintree Village); Series 2003, Special Tax RB	6.88%	03/01/33	5,379	5,490,668
United City of Yorkville (City of) Special Service Area No. 2003-101 (Windett Ridge); Series 2003, Special Tax RB (Acquired 09/03/03; Cost $2,571,000)(h)	6.88%	03/01/33	2,571	1,418,344
United City of Yorkville (City of) Special Service Area No. 2004-107 (Raintree Village II); Series 2005, Special Tax RB	6.25%	03/01/35	5,408	3,370,049
United City of Yorkville (City of) Special Service Area No. 2005-108 (Autumn Creek); Series 2006, Special Tax RB	6.00%	03/01/36	2,740	2,634,400
United City of Yorkville (City of) Special Service Area No. 2006-113 (Cannonball/Beecher Road); Series 2007, Special Tax RB	5.75%	03/01/28	4,275	4,346,521
Upper Illinois River Valley Development Authority (Living Springs McHenry Supportive Living Facility); Series 2007, MFH RB(b)	6.10%	12/01/41	3,900	3,868,215
Upper Illinois River Valley Development Authority (Pleasant View Luther Home);
Series 2010, RB	7.00%	11/15/30	2,000	2,169,320
Series 2010, RB	7.25%	11/15/40	3,200	3,475,584
Series 2010, RB	7.38%	11/15/45	1,700	1,855,363
Series 2012, RB	6.00%	05/15/42	6,800	6,799,252
Volo (Village of) Special Service Area No. 3 (Symphony Meadows); Series 2006-1, Special Tax RB	6.00%	03/01/36	3,746	3,348,100
Western Illinois Economic Development Authority (Carthage Memorial Hospital);
Series 2008 B, Hospital RB	7.00%	06/01/33	2,295	2,446,241
Series 2008 B, Hospital RB	7.05%	06/01/37	4,700	5,010,294
Wheeling (Village of) (N. Milwaukee/Lake-Cook TIF); Series 2005, Tax Increment Allocation RB	6.00%	01/01/25	8,415	8,465,069
Will (County of) & Kankakee (City of) Regional Development Authority (Senior Estates Supportive Living); Series 2007, MFH RB(b)	7.00%	12/01/42	3,020	3,154,722
				779,790,224

Indiana–1.58%
Carmel (City of) (Barrington Carmel);
Series 2012 A, RB	7.00%	11/15/27	1,550	1,741,626
Series 2012 A, RB	7.00%	11/15/32	2,980	3,296,029
Series 2012 A, RB	7.13%	11/15/42	8,200	9,003,682
Series 2012 A, RB	7.13%	11/15/47	6,250	6,838,250
Series 2012 C-1, TEMPS-75SM RB	5.75%	11/15/19	2,000	2,018,920
Series 2012 C-2, TEMPS-65SM RB	5.25%	11/15/18	2,750	2,765,482

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana–(continued)
Crown Point (City of) (Wittenberg Village);
Series 2009 A, Economic Development RB	8.00%	11/15/29	$3,100	$3,658,217
Series 2009 A, Economic Development RB	8.00%	11/15/39	9,250	10,792,160
Delaware (County of) Redevelopment District; Series 1997, Tax Increment Allocation RB	6.88%	02/01/18	555	556,615
Indiana (State of) Finance Authority (Irvington Community School);
Series 2009 A, Educational Facilities RB	7.75%	07/01/23	290	340,860
Series 2009 A, Educational Facilities RB	8.00%	07/01/29	1,385	1,638,012
Series 2009 A, Educational Facilities RB	9.00%	07/01/39	1,000	1,227,800
Indiana (State of) Finance Authority (King’s Daughters Hospital & Health Services); Series 2010, Hospital RB	5.50%	08/15/45	5,755	6,272,317
Indiana (State of) Finance Authority (Ohio Valley Electric Corp.);
Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/32	5,500	5,890,940
Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/39	7,500	8,003,325
Indiana (State of) Finance Authority (U.S. Steel Corp); Series 2011, Ref. Environmental RB	6.00%	12/01/19	8,000	8,814,320
Indiana (State of) Health Facility Financing Authority (Community Foundation of Northwest Indiana);
Series 2004 A, Hospital RB(f)(j)	6.00%	03/01/14	13,035	13,894,267
Series 2004 A, Hospital RB(f)(j)	6.25%	03/01/14	1,500	1,602,645
Indiana (State of) Health Facility Financing Authority (Franciscan Communities, Inc.); Series 2003 A, Ref. RB	6.40%	05/15/24	3,435	3,450,114
North Manchester (Town of) (Peabody Retirement Communities); Series 2002 A, RB(i)	7.25%	07/01/33	3,000	1,012,440
Portage (City of) Special Improvement District (Marina Shoes); Series 2005, Special Assessment RB(i)	6.38%	03/01/35	3,643	1,276,289
St. Joseph (County of) Redevelopment District;
Series 1997 B, Tax Increment Allocation CAB RB(e)	0.00%	12/30/13	130	122,420
Series 1997 B, Tax Increment Allocation CAB RB(e)	0.00%	12/30/14	125	109,009
Series 1997 B, Tax Increment Allocation CAB RB(e)	0.00%	12/30/15	125	100,949
Series 1997 B, Tax Increment Allocation CAB RB(e)	0.00%	12/30/16	125	93,490
Vigo (County of) Hospital Authority (Union Hospital, Inc.);
Series 2007, RB(h)	5.70%	09/01/37	8,000	8,317,680
Series 2007, RB(h)	5.75%	09/01/42	5,780	6,002,588
Series 2007, RB(h)	5.80%	09/01/47	5,645	5,874,187
				114,714,633

Iowa–2.31%
Altoona (City of);
Series 2008, Annual Appropriation Urban Renewal Tax Increment RB	6.00%	06/01/28	1,250	1,395,013
Series 2008, Annual Appropriation Urban Renewal Tax Increment RB	6.00%	06/01/39	5,000	5,439,000
Series 2008, Annual Appropriation Urban Renewal Tax Increment RB	6.00%	06/01/43	5,500	5,967,720
Ames (City of) (Mary Greeley Medical Center);
Series 2011, Hospital RB	5.25%	06/15/36	1,250	1,369,913
Series 2011, Hospital RB	5.50%	06/15/30	1,000	1,134,990
Cass (County of) (Cass County Memorial Hospital); Series 2010 A, Hospital RB	7.25%	06/01/35	5,755	6,534,457
Des Moines (City of) (Luther Park Apartments, Inc.);
Series 2004, Senior Housing RB	6.00%	12/01/23	500	509,960
Series 2004, Senior Housing RB	6.25%	12/01/34	2,245	2,275,801
Series 2007 A, Ref. MFH RB(h)	5.30%	12/01/36	3,545	3,396,925
Iowa (State of) Finance Authority (Alcoa Inc.); Series 2012, Midwestern Disaster Area RB	4.75%	08/01/42	3,000	3,052,380
Iowa (State of) Finance Authority (Bethany Life Communities);
Series 2006 A, Ref. Senior Housing RB	5.45%	11/01/26	1,395	1,400,747
Series 2006 A, Ref. Senior Housing RB	5.55%	11/01/41	3,795	3,810,597
Iowa (State of) Finance Authority (Madrid Home);
Series 2007, Ref. Health Care Facility RB	5.75%	11/15/24	1,000	1,011,200
Series 2007, Ref. Health Care Facility RB	5.80%	11/15/29	1,930	1,926,121
Series 2007, Ref. Health Care Facility RB	5.90%	11/15/37	2,750	2,702,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Iowa–(continued)
Iowa (State of) Finance Authority (Western Home);
Series 2012, Ref. Health Care Facilities RB	5.00%	12/01/27	$3,220	$3,237,066
Series 2012, Ref. Health Care Facilities RB	5.25%	12/01/37	9,870	9,932,872
Iowa (State of) Tobacco Settlement Authority;
Series 2005 C, Asset-Backed RB	5.38%	06/01/38	31,020	29,398,274
Series 2005 C, Asset-Backed RB	5.50%	06/01/42	19,435	18,304,272
Series 2005 C, Asset-Backed RB	5.63%	06/01/46	33,395	31,966,696
Series 2005 D, Asset-Backed CAB RB(e)	0.00%	06/01/46	70,000	7,078,400
Jefferson (County of) Hospital; Series 2007 C, RB	5.95%	08/01/37	3,935	4,010,041
Marion (City of) (Village Place at Marion);
Series 2005 A, MFH RB	5.65%	09/01/25	155	140,872
Series 2005 A, MFH RB	6.00%	09/01/35	400	356,652
Orange City (City of); Series 2008, Ref. Hospital Capital Loan RN	5.60%	09/01/32	7,415	7,605,788
Polk (County of) (Luther Park Health Center, Inc.);
Series 2004, Health Care Facilities RB	6.00%	10/01/24	290	290,255
Series 2004, Health Care Facilities RB	6.15%	10/01/36	3,100	3,101,612
Series 2007 A, Ref. Health Care Facilities RB	5.30%	04/01/37	4,835	4,730,467
Series 2007 C, Health Care Facilities RB	6.00%	04/01/37	3,405	3,482,736
Washington (City of) (United Presbyterian Home); Series 2006 A, Ref. Senior Housing RB	5.60%	12/01/36	2,725	2,839,750
				168,403,277

Kansas–0.23%
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group); Series 2009 C, Hospital RB	5.75%	11/15/38	1,900	2,243,349
Labette (County of);
Series 2007 A, Ref. & Improvement Hospital RB	5.75%	09/01/29	750	782,895
Series 2007 A, Ref. & Improvement Hospital RB	5.75%	09/01/37	900	930,978
Lenexa (City of) (Lakeview Village, Inc.);
Series 2009, Health Care Facilities RB	7.13%	05/15/29	500	568,240
Series 2009, Health Care Facilities RB	7.25%	05/15/39	1,500	1,686,300
Olathe (City of) (Aberdeen Village, Inc.);
Series 2005, Ref. Senior Living Facility RB	6.13%	05/15/30	1,000	1,021,240
Series 2005 A, Ref. Senior Living Facility RB	5.60%	05/15/28	1,500	1,500,450
Olathe (City of) (Catholic Care Campus, Inc.); Series 2006 A, Senior Living Facility RB	6.00%	11/15/38	2,500	2,572,475
Olathe (City of) (West Village Center);
Series 2007, Special Obligation Tax Increment Allocation RB	5.30%	09/01/17	500	379,340
Series 2007, Special Obligation Tax Increment Allocation RB	5.45%	09/01/22	1,160	817,928
Series 2007, Special Obligation Tax Increment Allocation RB	5.50%	09/01/26	775	506,912
Overland Park (City of) Transportation Development District (Grass Creek); Series 2006, Special Assessment RB	5.13%	09/01/28	1,485	1,372,645
Roeland Park (City of) (Roeland Park Redevelopment, LLC); Series 2005, Special Obligation Tax Increment Allocation RB	5.75%	08/01/24	920	922,833
Roeland Park (City of) (TDD No. 1);
Series 2005, Transportation Development District Sales Tax RB	5.75%	12/01/25	445	346,962
Series 2006 A, Transportation Development District Sales Tax RB	5.88%	12/01/25	895	706,370
Roeland Park (City of) (TDD No. 2); Series 2006 B, Transportation Development District Sales Tax RB	5.88%	12/01/25	1,000	680,310
				17,039,227

Kentucky–0.33%
Kentucky (State of) Economic Development Finance Authority (Masonic Home Independent Living II);
Series 2011, RB	6.25%	05/15/18	1,000	1,011,780
Series 2011, RB	7.00%	05/15/30	2,500	2,884,150
Series 2011, RB	7.25%	05/15/41	3,050	3,530,711
Series 2011, RB	7.38%	05/15/46	1,000	1,166,930

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kentucky–(continued)
Kentucky (State of) Economic Development Finance Authority (Masonic Homes of Kent);
Series 2012, Ref. Health Care Facilities RB	5.38%	11/15/42	$2,000	$2,060,400
Series 2012, Ref. Health Care Facilities RB	5.50%	11/15/45	1,645	1,711,392
Series 2012, Ref. Heath Care Facilities RB	5.38%	11/15/32	2,000	2,085,460
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.); Series 2010 A, Hospital RB	6.50%	03/01/45	6,000	7,227,780
Louisville (City of) & Jefferson (County of) Metropolitan Government (Bellarmie University Inc.); Series 2009, College Improvement RB	6.13%	05/01/39	1,820	2,039,401
				23,718,004

Louisiana–1.16%
Calcasieu (Parish of) Memorial Hospital Service District (Lake Charles Memorial Hospital); Series 1992 A, Hospital RB (INS-Connie Lee)(c)	6.50%	12/01/18	4,530	4,748,029
Lakeshore Villages Master Community Development District; Series 2007, Special Assessment RB(i)	5.25%	07/01/17	14,685	5,879,433
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Eunice Student Housing Foundation); Series 2002, RB	7.38%	09/01/33	2,925	2,632,471
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Westlake Chemical Corp.);
Series 2007, RB	6.75%	11/01/32	8,690	9,869,581
Series 2009 A, RB	6.50%	08/01/29	9,500	11,334,640
Series 2010 A-1, RB	6.50%	11/01/35	9,245	10,946,727
Louisiana (State of) Public Facilities Authority (Belle Chasse Educational Foundation); Series 2011, RB	6.75%	05/01/41	3,000	3,547,260
Louisiana (State of) Public Facilities Authority (Lake Charles Memorial Hospital); Series 2007, Ref. Hospital RB(h)	6.38%	12/01/34	15,000	16,042,950
Louisiana (State of) Public Facilities Authority (Progressive Health Care);
Series 1998, RB	6.38%	10/01/20	2,500	2,500,975
Series 1998, RB	6.38%	10/01/28	2,000	1,990,100
Louisiana State University & Agricultural & Mechanical College (Master Lease M98362); Series 1998, RB (Acquired 11/30/98; Cost $1,688,676)(h)	5.75%	10/30/18	1,689	1,691,648
New Orleans (City of) Aviation Board; Series 2009 A-2, Ref. & Restructuring General Airport RB (INS–AGC)(c)	6.00%	01/01/23	3,000	3,580,770
St. Charles (Parish of) (Valero Energy Corp.); Series 2010, Gulf Opportunity Zone RB(f)(g)	4.00%	06/01/22	6,500	7,176,715
St. Tammany (Parish of) Public Trust Financing Authority (Christwood); Series 1998, Ref. RB	5.70%	11/15/28	2,210	2,211,260
				84,152,559

Maine–0.21%
Maine (State of) Health & Higher Educational Facilities Authority (Maine General Medical Center);
Series 2011, RB	6.75%	07/01/36	500	612,390
Series 2011, RB	6.75%	07/01/41	9,505	11,534,508
Series 2011, RB	7.50%	07/01/32	2,500	3,227,300
				15,374,198

Maryland–1.72%
Annapolis (City of) (Park Place); Series 2005 A, Special Obligation Tax Allocation RB	5.35%	07/01/34	1,874	1,893,508
Anne Arundel (County of) (Farmington Village); Series 1998 A, Special Tax RB	6.25%	06/01/25	1,635	1,637,142
Anne Arundel (County of) (National Business Park-North);
Series 2010, Special Obligation Tax Allocation RB	5.63%	07/01/25	1,000	1,092,580
Series 2010, Special Obligation Tax Allocation RB	6.10%	07/01/40	3,250	3,551,990
Baltimore (City of) (East Baltimore Research Park); Series 2008 A, Special Obligation Tax Allocation RB	7.00%	09/01/38	15,605	17,060,166
Baltimore (City of) (Strathdale Manor); Series 2003, Special Obligation Tax Allocation RB	7.00%	07/01/33	961	984,891
Brunswick (City of) (Brunswick Crossing); Series 2006, Special Obligation Tax RB	5.50%	07/01/36	18,100	17,143,234
Frederick (County of) (Urbana Community Development Authority); Series 2010 B, Sub. Special Obligation Tax RB	5.50%	07/01/40	9,020	9,245,229
Harford (County of); Series 2011, Special Obligation Tax Allocation RB	7.50%	07/01/40	6,000	6,743,220
Howard (County of) (Vantage House Facility); Series 2007 B, Ref. Retirement Community RB	5.25%	04/01/37	620	618,704

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland–(continued)
Maryland (State of) Health & Higher Educational Facilities Authority (Adventist Healthcare);
Series 2011 A, RB	5.13%	01/01/23	$1,000	$1,147,600
Series 2011 A, RB	6.13%	01/01/36	1,500	1,797,765
Maryland (State of) Health & Higher Educational Facilities Authority (King Farm Presbyterian Retirement Community);
Series 2007 A, RB	5.25%	01/01/27	4,475	4,470,301
Series 2007 A, RB	5.30%	01/01/37	3,050	2,925,499
Maryland (State of) Health & Higher Educational Facilities Authority (Washington Christian Academy); Series 2006, RB	5.50%	07/01/38	1,500	599,850
Maryland (State of) Health & Higher Educational Facilities Authority (Washington County Hospital); Series 2008, RB	6.00%	01/01/43	16,105	17,668,635
Maryland (State of) Industrial Development Financing Authority (Our Lady of Good Counsel High School Facility); Series 2005 A, Economic Development RB	6.00%	05/01/35	1,500	1,566,255
Maryland Economic Development Corp. (AFCO Cargo BWI II, LLC);
Series 1999, Air Cargo RB(b)	6.50%	07/01/24	5,780	5,438,575
Series 2003, Ref. Air Cargo RB(b)	7.34%	07/01/24	1,160	1,161,659
Maryland Economic Development Corp. (Chesapeake Bay); Series 2006 B, Sr. Lien RB	5.25%	12/01/31	1,500	1,083,300
Maryland Economic Development Corp. (CNX Marine Terminals Inc. Port of Baltimore Facility); Series 2010, Ref. Port Facilities RB	5.75%	09/01/25	8,000	8,938,720
Montgomery (County of) (Trinity Health); Series 2011, Ref. RB(d)	5.00%	12/01/40	10,000	11,255,100
Montgomery (County of) (West Germantown Development District); Series 2004 B, Special Obligation Limited Tax GO Bonds	6.70%	07/01/27	1,230	1,244,379
Salisbury (City of) (Villages at Aydelotte Farm); Series 2007, Special Obligation Tax Allocation RB	5.25%	01/01/37	4,000	1,514,600
Westminster (City of) (Carroll Lutheran Village);
Series 2004 A, Economic Development RB	6.00%	05/01/24	2,000	2,020,560
Series 2004 A, Economic Development RB	6.25%	05/01/34	2,500	2,517,575
				125,321,037

Massachusetts–2.84%
Massachusetts (State of) Development Finance Agency (Alliance); Series 1999 A, Health Care Facility RB	7.10%	07/01/32	6,895	6,898,792
Massachusetts (State of) Development Finance Agency (Covanta Energy); Series 2012, Ref. Resource Recovery RB(b)	5.25%	11/01/42	4,370	4,585,354
Massachusetts (State of) Development Finance Agency (Criterion Child Enrichment); Series 2003, RB	6.75%	01/01/34	5,485	5,567,604
Massachusetts (State of) Development Finance Agency (Developmental Disabilities Inc.); Series 2003, RB(f)(j)	6.75%	06/01/13	1,265	1,307,023
Massachusetts (State of) Development Finance Agency (Dimock Community Health Center);
Series 2003, RB	6.25%	12/01/13	175	177,814
Series 2003, RB	6.75%	12/01/33	7,565	7,741,945
Massachusetts (State of) Development Finance Agency (Evergreen Center Inc.);
Series 2005, RB	5.00%	01/01/24	250	252,875
Series 2005, RB	5.50%	01/01/35	500	505,625
Massachusetts (State of) Development Finance Agency (GF/Pilgrim, Inc.);
Series 1998, First Mortgage RB	6.50%	10/01/15	395	395,296
Series 1998, First Mortgage RB	6.75%	10/01/28	4,000	3,999,840
Massachusetts (State of) Development Finance Agency (Hampshire College); Series 2004, RB	5.70%	10/01/34	1,500	1,543,740
Massachusetts (State of) Development Finance Agency (Harvard University); Series 2009 A, RB(d)	5.50%	11/15/36	23,660	28,571,106
Massachusetts (State of) Development Finance Agency (Hillcrest Educational Centers Inc.); Series 1999, RB	6.38%	07/01/29	5,870	5,874,285
Massachusetts (State of) Development Finance Agency (Jordan Hospital);
Series 1998 D, RB	5.25%	10/01/23	3,610	3,614,621
Series 1998 D, RB	5.38%	10/01/28	1,465	1,466,568
Massachusetts (State of) Development Finance Agency (Linden Ponds, Inc. Facility);
Series 2011 A-1, RB	6.25%	11/15/17	732	698,276
Series 2011 A-1, RB	6.25%	11/15/46	975	715,932

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts–(continued)
Series 2011 A-2, RB	5.50%	11/15/46	$89	$56,278
Series 2011 B, CAB RB(e)	0.00%	11/15/56	445	2,365
Massachusetts (State of) Development Finance Agency (Loomis Communities); Series 2002 A, First Mortgage RB	6.90%	03/01/32	2,000	2,023,540
Massachusetts (State of) Development Finance Agency (Massachusetts Institute of Technology); Series 2002 K, RB(d)	5.50%	07/01/32	14,495	20,728,430
Massachusetts (State of) Development Finance Agency (Quincy Medical Center); Series 2008 A, RB(a)	5.85%	01/15/18	5,565	28,604
Massachusetts (State of) Development Finance Agency (Regis College); Series 1998, RB	5.50%	10/01/28	5,865	5,865,469
Massachusetts (State of) Development Finance Agency (Sabis International Charter School);
Series 2009 A, RB	6.85%	04/15/23	745	875,129
Series 2009 A, RB	6.90%	04/15/25	895	1,051,061
Series 2009 A, RB	8.00%	04/15/31	1,000	1,238,770
Series 2009 A, RB	8.00%	04/15/39	4,850	5,998,431
Massachusetts (State of) Development Finance Agency (The Groves in Lincoln);
Series 2009 A, Senior Living Facility RB	7.50%	06/01/29	1,430	672,129
Series 2009 A, Senior Living Facility RB	7.75%	06/01/39	2,000	940,040
Series 2009 A, Senior Living Facility RB	7.88%	06/01/44	2,000	940,040
Series 2009 B-1, TEMPS-85SM Senior Living Facility RB	7.25%	06/01/16	16,100	7,567,322
Massachusetts (State of) Development Finance Agency (Tufts Medical Center);
Series 2011 I, RB	6.75%	01/01/36	1,000	1,219,210
Series 2011 I, RB	6.88%	01/01/41	4,500	5,422,005
Massachusetts (State of) Development Finance Agency (Whitney Academy); Series 2000, RB	7.50%	09/01/30	2,620	2,624,585
Massachusetts (State of) Port Authority (Delta Air Lines Inc.); Series 2001 C, Special Facilities RB (INS–AMBAC)(b)(c)(g)	0.29%	01/01/31	30,000	24,000,000
Massachusetts (State of) Port Authority (Delta Airlines Inc.); Series 2001 A, RB (INS–AMBAC)(b)(c)	5.00%	01/01/27	7,800	7,799,454
Massachusetts (State of); Series 2004 A, Ref. Limited Tax GO Bonds (INS–AMBAC)(c)(d)	5.50%	08/01/30	32,040	43,609,644
				206,579,202

Michigan–1.20%
Dearborn Economic Development Corp. (Henry Ford Village, Inc.);
Series 2008, Ref. Limited Obligation RB	7.00%	11/15/28	5,500	5,816,470
Series 2008, Ref. Limited Obligation RB	7.13%	11/15/43	7,700	8,091,237
Detroit Community High School;
Series 2005, Public School Academy RB	5.65%	11/01/25	1,330	1,160,345
Series 2005, Public School Academy RB	5.75%	11/01/30	1,000	842,100
Gogebic (County of) Hospital Finance Authority (Grand View Health System, Inc.); Series 1999, Ref. RB	5.88%	10/01/16	650	652,600
Grand Blanc Academy; Series 2000, COP	7.75%	02/01/30	1,590	1,327,634
Iron River (City of) Hospital Finance Authority (Iron County Community Hospitals);
Series 2008, Ref. Hospital RB	6.50%	05/15/33	3,275	3,370,597
Series 2008, Ref. Hospital RB	6.50%	05/15/40	3,380	3,467,982
John Tolfree Health System Corp.; Series 1999, Ref. Mortgage RB	6.00%	09/15/23	2,845	2,844,886
Kentwood Economic Development Corp. (Holland Home);
Series 2012, Ref. Limited Obligation RB	5.38%	11/15/27	2,025	2,170,719
Series 2012, Ref. Limited Obligation RB	5.38%	11/15/41	1,000	1,013,230
Series 2012, Ref. Limited Obligation RB	5.63%	11/15/32	5,000	5,348,050
Series 2012, Ref. Limited Obligation RB	5.63%	11/15/41	4,160	4,360,720
Mecosta (County of) General Hospital; Series 1999, Ref. RB	6.00%	05/15/18	365	365,825
Michigan (State of) Finance Authority (Public School Academy–Cesar Chavez Academy); Series 2012, Ref. Limited Obligation RB	5.75%	02/01/33	4,750	4,892,833
Michigan (State of) Finance Authority (Trinity Health); Series 2011, Ref. RB(d)	5.00%	12/01/39	16,120	17,910,287
Michigan (State of) Strategic Fund (Genesee Power Station); Series 1994, Ref. Solid Waste Disposal RB(b)	7.50%	01/01/21	2,670	2,669,920
Michigan (State of) Strategic Fund (The Dow Chemical Co.); Series 2003 B-2, Ref. Limited Obligation RB	6.25%	06/01/14	10,000	10,664,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan–(continued)
Saline Economic Development Corp. (Evangelical Homes of Michigan); Series 2013, Ref. RB	5.50%	06/01/47	$4,000	$4,031,360
Star International Academy; Series 2012, Ref. Public School Academy RB	5.00%	03/01/33	3,100	3,192,752
Wenonah Park Properties, Inc. (Bay City Hotel);
Series 2002, RB(m)	3.75%	04/01/33	11,620	2,553,146
Series 2002, RB(m)	3.94%	04/01/22	3,485	807,196
				87,554,389

Minnesota–3.65%
Albertville (City of) (Group for Affordable Housing); Series 2007, Ref. MFH RB	5.55%	09/01/42	3,365	3,392,963
Anoka (City of) (The Homestead at Anoka, Inc.); Series 2011 A, Health Care Facilities RB	7.00%	11/01/46	4,070	4,403,170
Anoka (County of) Housing & Redevelopment Authority (Fridley Medical Center);
Series 2010 A, RB	6.63%	05/01/30	500	552,400
Series 2010 A, RB	6.88%	05/01/40	1,000	1,103,870
Apple Valley (City of) (Ecumen-Seasons at Apple Valley); Series 2010, Housing & Health Care RB	6.75%	03/01/40	2,500	2,711,425
Baytown (Township of) (St. Croix Preparatory Academy);
Series 2008 A, Lease RB	6.75%	08/01/28	1,000	1,065,590
Series 2008 A, Lease RB	7.00%	08/01/38	700	748,265
Becker (City of) (Shepherd of Grace);
Series 2006, Senior Housing RB	5.88%	05/01/29	1,000	1,010,750
Series 2006, Senior Housing RB	6.00%	05/01/41	1,000	1,009,490
Bloomington (City of) Port Authority (Radisson Blu Mall of America, LLC);
Series 2010, Recovery Zone Facility RB	6.25%	12/01/16	1,900	2,009,250
Series 2010, Recovery Zone Facility RB	6.75%	12/01/18	1,755	1,919,233
Series 2010, Recovery Zone Facility RB	8.00%	12/01/25	1,625	1,882,449
Series 2010, Recovery Zone Facility RB	9.00%	12/01/35	8,000	9,544,160
Brooklyn Park (City of) (Prairie Seeds Academy);
Series 2009 A, Lease RB	8.38%	03/01/23	100	112,075
Series 2009 A, Lease RB	9.00%	03/01/29	2,620	2,996,153
Series 2009 A, Lease RB	9.25%	03/01/39	8,000	9,276,320
Cambridge (City of) (Grandview West);
Series 1998 A, Housing & Health Care Facilities RB	6.00%	10/01/28	1,410	1,411,297
Series 1998 B, Housing & Health Care Facilities RB	6.00%	10/01/33	3,000	3,002,100
Carlton (City of) (Inter-Faith Care Center); Series 2006, Ref. Health Care & Housing Facilities RB	5.70%	04/01/36	6,900	6,951,612
Cold Spring (City of) (Assumption Home, Inc.);
Series 2005, Nursing Home & Senior Housing RB	5.50%	03/01/25	425	429,518
Series 2005, Nursing Home & Senior Housing RB	5.75%	03/01/35	600	606,240
Series 2008, Health Care Facilities RB	7.50%	03/01/38	1,000	1,080,380
Columbia Heights (City of) (Crest View Corp.); Series 2007 A, Ref. MFH & Health Care Facilities RB	5.70%	07/01/42	5,000	3,957,350
Cuyuna (City of) (Crosby Senior Services); Series 2007 B, Senior Housing RB	6.10%	10/01/47	4,100	4,145,100
Dakota (County of) Community Development Agency (Highview Hills Senior Housing); Series 2008 A, MFH RB	7.00%	08/01/45	18,000	19,189,980
Detroit Lakes (City of) (CDL Homes);
Series 2004 B, Housing & Health Facilities RB	6.00%	08/01/24	840	849,769
Series 2004 B, Housing & Health Facilities RB	6.13%	08/01/34	1,435	1,451,129
Fergus Falls (City of) (Lake Region Healthcare Corp.);
Series 2010, Health Care Facilities RB	5.15%	08/01/35	1,000	1,052,610
Series 2010, Health Care Facilities RB	5.40%	08/01/40	1,000	1,052,290
Lake Crystal (City of) (Ecumen-Second Century); Series 2006 A, Ref. Housing RB	5.70%	09/01/36	2,000	2,049,720
Maplewood (City of) (Ecumen Headquarters & The Seasons at Maplewood); Series 2010, Housing & Health Care RB	6.38%	03/01/40	1,045	1,148,424
Maplewood (City of) (Volunteers of America Care Center); Series 2005 A, Ref. Health Care Facilities RB	5.00%	10/01/13	270	272,589
Minneapolis & St. Paul (Cities of) Housing & Redevelopment Authority (Health Partners Obligated Group); Series 2003, Health Care Facility RB	5.88%	12/01/29	800	829,360
Minneapolis (City of) (Grant Park); Series 2006, Tax Increment Allocation RB	5.35%	02/01/30	1,450	1,399,859

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
Minneapolis (City of) (Ivy Tower); Series 2005, Tax Increment Allocation RB	5.70%	02/01/29	$1,000	$924,100
Minneapolis (City of) (Providence);
Series 2007 A, Ref. Housing & Health Care Facilities RB	5.63%	10/01/27	5,475	5,599,392
Series 2007 A, Ref. Housing & Health Care Facilities RB	5.75%	10/01/37	7,345	7,469,865
Minneapolis (City of) (Riverton Community Housing); Series 2006 A, Ref. Student Housing RB	5.60%	08/01/26	1,400	1,404,844
Moorhead (City of) (Sheyenne Crossing); Series 2006, Sr. Housing RB	5.65%	04/01/41	5,000	5,061,250
New Ulm (City of) Economic Development Authority (HADC Ridgeway); Series 2006 A, Ref. Housing Facilities RB	6.00%	06/01/41	2,300	2,321,505
Northwest Multi-County Housing & Redevelopment Authority (Pooled Housing Program);
Series 2005 A, Ref. Governmental Housing RB	5.35%	07/01/15	70	70,561
Series 2005 A, Ref. Governmental Housing RB	6.20%	07/01/30	2,000	2,009,720
Series 2005 A, Ref. Governmental Housing RB	6.25%	07/01/40	5,000	5,012,400
Series 2006, Ref. Governmental Housing RB	5.25%	07/01/26	850	829,252
Series 2006, Ref. Governmental Housing RB	5.45%	07/01/41	2,340	2,229,646
Oak Park Heights (City of) (Oakgreen Commons);
Series 2010, Housing RB	6.75%	08/01/31	1,500	1,629,120
Series 2010, Housing RB	7.00%	08/01/45	3,000	3,276,840
Orono (City of) (Orono Woods Apartments); Series 2006 A, Ref. Senior Housing RB	5.40%	11/01/41	4,700	3,904,760
Oronoco (City of) (Wedum Shorewood Campus);
Series 2006, Ref. MFH RB	5.25%	06/01/26	1,600	1,626,656
Series 2006, Ref. MFH RB	5.40%	06/01/41	7,500	7,560,300
Owatonna (City of) (Senior Living); Series 2006 A, Senior Housing RB	5.80%	10/01/29	800	829,248
Perham (City of) Hospital District (Perham Memorial Hospital & Home); Series 2010, Health Care Facilities RB	6.35%	03/01/35	2,000	2,251,620
Pine City (City of) (Lakes International Language Academy); Series 2006 A, Lease RB	6.25%	05/01/35	2,650	2,719,324
Ramsey (City of) (Pact Charter School);
Series 2004 A, Lease RB	6.50%	12/01/22	925	961,325
Series 2004 A, Lease RB	6.75%	12/01/33	3,000	3,105,720
Rochester (City of) (Samaritan Bethany, Inc.);
Series 2009 A, Ref. Health Care & Housing RB	7.38%	12/01/41	2,000	2,253,240
Series 2009 B, Ref. Health Care & Housing RB	7.38%	12/01/36	1,555	1,754,740
Sartell (City of) (Country Manor Campus LLC); Series 2010 A, Health Care Facilities RB	6.25%	09/01/36	925	986,938
Sauk Rapids (City of) (Good Shepherd Lutheran Home); Series 2009, Health Care & Housing Facilities RB	7.50%	01/01/39	7,000	7,401,520
St. Paul (City of) Housing & Redevelopment Authority (Achieve Language Academy); Series 2003 A, Ref. Lease RB	7.00%	12/01/32	1,600	1,618,064
St. Paul (City of) Housing & Redevelopment Authority (Community Peace Academy); Series 2006 A, Lease RB	5.00%	12/01/36	4,825	4,848,063
St. Paul (City of) Housing & Redevelopment Authority (Emerald Gardens);
Series 2010, Ref. Tax Increment Allocation RB	5.63%	03/01/20	705	754,054
Series 2010, Ref. Tax Increment Allocation RB	6.50%	03/01/29	930	1,002,224
St. Paul (City of) Housing & Redevelopment Authority (HealthEast); Series 2005, Hospital RB	6.00%	11/15/30	3,360	3,636,662
St. Paul (City of) Housing & Redevelopment Authority (Higher Ground Academy);
Series 2004 A, Ref. Lease RB	6.88%	12/01/33	2,720	2,809,542
Series 2009, Lease RB	8.50%	12/01/38	1,900	2,003,607
St. Paul (City of) Housing & Redevelopment Authority (Hmong Academy);
Series 2006 A, Lease RB	5.75%	09/01/26	700	718,963
Series 2006 A, Lease RB	6.00%	09/01/36	3,390	3,485,768
St. Paul (City of) Housing & Redevelopment Authority (Hmong College Prep Academy); Series 2012 A, Charter School Lease RB	5.50%	09/01/43	5,000	5,115,150
St. Paul (City of) Housing & Redevelopment Authority (Hope Community Academy);
Series 2004 A, Lease RB	6.75%	12/01/33	2,415	2,490,831
Series 2005 A, Lease RB	6.25%	12/01/33	2,185	2,216,158

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
St. Paul (City of) Housing & Redevelopment Authority (Marian Center);
Series 2007 A, Ref. MFH RB	5.30%	11/01/30	$1,000	$1,002,120
Series 2007 A, Ref. MFH RB	5.38%	05/01/43	7,590	7,585,977
St. Paul (City of) Housing & Redevelopment Authority (Model Cities Health Center); Series 2001 A, Health Care RB	7.25%	11/01/26	4,035	3,733,505
St. Paul (City of) Housing & Redevelopment Authority (New Spirit Charter School); Series 2002 A, Lease RB	7.50%	12/01/31	4,390	4,484,122
St. Paul (City of) Housing & Redevelopment Authority (Nova Classical Academy);
Series 2011 A, Charter School Lease RB	6.38%	09/01/31	1,000	1,117,470
Series 2011 A, Charter School Lease RB	6.63%	09/01/42	1,500	1,688,490
St. Paul (City of) Housing & Redevelopment Authority (Rossy & Richard Shaller Family Sholom East Campus);
Series 2007 A, RB	5.05%	10/01/27	1,750	1,768,830
Series 2007 A, RB	5.15%	10/01/42	1,340	1,339,933
Series 2007 A, RB	5.25%	10/01/42	2,000	2,012,460
St. Paul (City of) Port Authority (Gerdau St. Paul Steel Mill); Series 2012, Solid Waste Disposal RB(b)	4.50%	10/01/37	8,500	8,618,830
St. Paul (Port of) (HealthEast Midway Campus-03);
Series 2005 A, Lease RB	5.75%	05/01/25	1,700	1,810,891
Series 2005 A, Lease RB	5.88%	05/01/30	1,250	1,329,550
Series 2005 B, Lease RB	6.00%	05/01/30	1,700	1,813,016
Vadnais Heights (City of) (Agriculture & Food Sciences Academy);
Series 2004 A, Lease RB	6.38%	12/01/24	1,900	1,561,458
Series 2004 A, Lease RB	6.60%	12/01/34	5,275	4,048,457
Victoria (City of) (Holy Family Catholic High School); Series 2012, Ref. Private School Facility RB	5.00%	09/01/29	2,300	2,441,151
Washington (County of) Housing & Redevelopment Authority (Birchwood & Woodbury); Series 2007 A, Health Care & Housing RB	5.00%	12/01/14	685	706,358
Wayzata (City of) (Folkestone Senior Living Community);
Series 2012 A, Senior Housing RB	5.50%	11/01/32	2,000	2,085,360
Series 2012 A, Senior Housing RB	5.75%	11/01/39	4,000	4,212,680
Series 2012 A, Senior Housing RB	6.00%	05/01/47	8,500	9,034,650
West St. Paul (City of) (Walker Thompson Hill, LLC); Series 2011A, Health Care Facilities RB	7.00%	09/01/46	1,530	1,661,090
Winsted (City of) (St. Mary’s Care Center);
Series 2010 A, Health Care RB	6.25%	09/01/30	500	526,285
Series 2010 A, Health Care RB	6.88%	09/01/42	2,000	2,132,680
Worthington (City of) (Ecumen Corp. Guaranty-Meadows); Series 2009 A, Housing & Health Care RB(f)(g)	6.38%	05/01/19	650	671,801
				265,897,026

Mississippi–0.22%
Mississippi (State of) Hospital Equipment & Facilities Authority (South Central); Series 2006, Ref. & Improvement RB	5.25%	12/01/31	1,965	2,036,958
Mississippi (State of) Hospital Equipment & Facilities Authority (South West Mississippi Medical Center);
Series 2003, Ref. & Improvement RB	5.75%	04/01/23	1,000	1,011,200
Series 2003, Ref. & Improvement RB	5.75%	04/01/29	2,000	2,020,500
Mississippi Business Finance Corp.; Series 2004, Air Cargo RB(b)	7.25%	07/01/34	1,575	824,513
Mississippi Home Corp. (Grove Apartments); Series 2007-1, RB(b)	3.13%	04/01/37	5,700	3,748,890
Mississippi Home Corp. (Kirkwood Apartments); Series 2007, RB(b)(m)	3.40%	11/01/37	7,000	5,072,970
Warren (County of) (International Paper Co.); Series 2011, Gulf Opportunity Zone RB	5.38%	12/01/35	1,250	1,382,675
				16,097,706

Missouri–2.56%
370/Missouri Bottom Road/Taussig Road Transportation Development District (Hazelwood);
Series 2002, RB	7.00%	05/01/22	1,750	1,755,005
Series 2002, RB	7.20%	05/01/33	5,250	5,260,342
Arnold (City of) (Arnold Triangle Redevelopment Project);
Series 2009 A, Real Property Tax Increment Allocation RB	7.75%	05/01/28	835	930,800
Series 2009 B, Sales Tax Increment Allocation RB	6.50%	05/01/20	3,440	3,769,930

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
Arnold Retail Corridor Transportation Development District; Series 2010, Transportation Sales Tax RB	6.65%	05/01/38	$2,000	$2,122,280
Ballwin (City of) (Ballwin Town Center); Series 2002 A, Ref. & Improvement Tax Increment Allocation RB	6.50%	10/01/22	3,600	3,599,496
Branson (City of) Industrial Development Authority (Branson Landing-Retail); Series 2005, Tax Increment Allocation RB	5.25%	06/01/21	1,055	1,020,607
Branson (City of) Regional Airport Transportation Development District; Series 2007 B, Airport RB(a)(b)(m)	6.00%	07/01/37	28,600	5,430,568
Branson Hills Infrastructure Facilities Community Improvement District;
Series 2007 A, Special Assessment RB	5.00%	04/01/13	300	299,685
Series 2007 A, Special Assessment RB	5.00%	04/01/15	500	470,590
Series 2007 A, Special Assessment RB	5.50%	04/01/22	1,455	1,160,188
Series 2007 A, Special Assessment RB	5.50%	04/01/27	1,500	1,077,675
Bridgeton (City of) Industrial Development Authority (Sarah Community);
Series 1998, Senior Housing RB	5.90%	05/01/28	2,000	2,001,860
Series 2011 A, Ref. & Improvement Senior Housing RB	6.38%	05/01/35	3,400	3,606,108
Cass (County of);
Series 2007, Hospital RB	5.00%	05/01/16	1,000	1,077,500
Series 2007, Hospital RB	5.63%	05/01/38	2,890	2,968,261
Chillicothe (City of) (South U.S. 65); Series 2006, Tax Increment Allocation RB	5.50%	04/01/21	1,000	928,860
Cole (County of) Industrial Development Authority (Lutheran Senior Services-Heisinger); Series 2004, Senior Living Facilities RB	5.50%	02/01/35	130	131,672
Dardenne Town Square Transportation Development District; Series 2006 A, Transportation Sales Tax RB	5.00%	05/01/36	3,190	1,594,681
Ellisville (City of) Industrial Development Authority (Gambrill Gardens Phase I); Series 2003 A, IDR	6.75%	04/01/33	2,390	2,392,008
Ellisville (City of) Industrial Development Authority (Gambrill Gardens); Series 1999, Ref. & Improvement RB	6.20%	06/01/29	2,755	2,756,350
Ferguson (City of) (Crossing at Halls Ferry); Series 2005, Ref. Tax Increment Allocation RB	5.00%	04/01/17	1,435	1,444,930
Good Shepherd Nursing Home District; Series 1998, Ref. Nursing Home Facilities RB	5.90%	08/15/23	2,900	2,901,392
Grandview (City of) Industrial Development Authority (Grandview Crossing); Series 2006, Tax Increment Allocation RB(m)	3.75%	12/01/28	1,250	314,013
Grundy (County of) Industrial Development Authority (Wright Memorial Hospital);
Series 2009, Health Facilities RB	6.45%	09/01/29	1,000	1,121,830
Series 2009, Health Facilities RB	6.75%	09/01/34	1,250	1,414,300
Joplin (City of) Industrial Development Authority (Christian Homes, Inc. Obligated Group); Series 2007 F, Ref. RB	5.75%	05/15/26	1,260	1,346,411
Kansas City (City of) (Shoal Creek Parkway); Series 2011, Tax Increment Allocation RB	6.50%	06/01/25	3,000	3,118,860
Kansas City (City of) Industrial Development Authority (Brentwood Manor Apartments);
Series 2002 A, MFH RB(b)	6.95%	04/15/15	170	172,559
Series 2002 B, MFH RB(b)	5.25%	10/15/38	2,300	1,807,478
Kansas City (City of) Industrial Development Authority (Northwoods Apartments); Series 2004 A, MFH RB(b)	6.45%	05/01/40	2,302	2,308,008
Kansas City (City of) Industrial Development Authority (Plaza Library); Series 2004, RB	5.90%	03/01/24	5,000	5,067,250
Kansas City (City of) Industrial Development Authority (Walnut Grove Apartments);
Series 2000 B, MFH RB(b)	7.55%	06/15/22	990	991,168
Series 2000 B, MFH RB(b)	7.55%	06/15/35	3,430	3,433,567
Kirkwood (City of) Industrial Development Authority (Aberdeen Heights);
Series 2010 A, Retirement Community RB	8.00%	05/15/29	7,000	8,424,850
Series 2010 A, Retirement Community RB	8.25%	05/15/39	3,500	4,194,295
Series 2010 A, Retirement Community RB	8.25%	05/15/45	22,000	26,319,920
Manchester (City of) (Highway 141/Manchester Road);
Series 2010, Ref. Transportation Tax Increment Allocation RB	6.00%	11/01/25	945	1,022,093
Series 2010, Ref. Transportation Tax Increment Allocation RB	6.88%	11/01/39	1,500	1,624,215
Maplewood (City of) (Maplewood South Redevelopment Area); Series 2005, Ref. Tax Increment RB	5.75%	11/01/26	1,350	1,352,646
Missouri (State of) Health & Educational Facilities Authority (BJC Health System); Series 2008 A, VRD Health Facilities RB(l)	0.10%	05/15/38	12,700	12,700,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
Missouri (State of) Health & Educational Facilities Authority (Lutheran Church Extension Fund-Missouri Synod Loan Program); Series 2004 A, VRD RB (LOC–Bank of America, N.A.)(k)(l)	0.16%	07/01/29	$600	$600,000
Missouri (State of) Health & Educational Facilities Authority (Washington University);
Series 2011 A, RB(d)	5.00%	11/15/41	6,210	7,225,708
Series 2011 B, RB(d)	5.00%	11/15/37	10,500	12,359,130
Platte (County of) Industrial Development Authority (Zona Rosa Phase II Retail); Series 2007, Transportation RB	6.85%	04/01/29	3,315	3,523,248
Polk (County of) Industrial Development Authority (Citizens Memorial Health Care Foundation); Series 2008, Health Facilities RB	6.50%	01/01/33	2,000	2,057,580
Richmond Heights (City of) (Francis Place Redevelopment); Series 2005, Ref. & Improvement Tax Increment Allocation & Transportation Sales Tax RB	5.63%	11/01/25	750	750,428
St. Joseph (City of) Industrial Development Authority (Living Community of St. Joseph); Series 2002, Health Care RB	7.00%	08/15/32	6,750	6,770,115
St. Joseph (City of) Industrial Development Authority (The Shoppes at North Village);
Series 2005 A, Tax Increment Allocation RB	5.25%	11/01/13	240	244,267
Series 2005 A, Tax Increment Allocation RB	5.50%	11/01/27	750	753,263
Series 2005 B, Tax Increment Allocation RB	5.50%	11/01/27	1,000	1,004,350
St. Louis (County of) Industrial Development Authority (Friendship Village Chesterfield); Series 2012, Senior Living Facilities RB	5.00%	09/01/42	5,000	4,927,850
St. Louis (County of) Industrial Development Authority (Grand Center Redevelopment); Series 2011, Tax Increment Allocation Improvement RB	6.38%	12/01/25	3,490	3,749,586
St. Louis (County of) Industrial Development Authority (Ranken-Jordan); Series 2003 A, Health Facilities RB(f)(j)	6.63%	11/15/13	4,600	4,809,346
St. Louis (County of) Industrial Development Authority (St. Andrew’s Resources for Seniors);
Series 2007 A, Senior Living Facilities RB	6.38%	12/01/30	3,770	3,985,455
Series 2007 A, Senior Living Facilities RB	6.38%	12/01/41	8,030	8,419,696
				186,614,273

Nebraska–0.41%
Central Plains Energy (No. 3) Series 2012, Gas RB	5.00%	09/01/42	15,940	17,421,464
Gage (County of) Hospital Authority No. 1 (Beatrice Community Hospital & Health Center);
Series 2010 B, Health Care Facilities RB	6.50%	06/01/30	5,000	5,621,200
Series 2010 B, Health Care Facilities RB	6.75%	06/01/35	6,000	6,770,100
				29,812,764

Nevada–0.46%
Boulder City (City of) (Boulder City Hospital Inc.); Series 1998, Ref. Hospital RB	5.85%	01/01/22	3,000	2,917,140
Clark (County of) (Homestead Boulder City); Series 1997, Assisted Living Facility RB	6.50%	12/01/27	4,620	4,625,544
Henderson (City of) (Local Improvement District No. T-18); Series 2006, Special Assessment RB	5.30%	09/01/35	3,095	2,417,845
Las Vegas (City of) (Elkhorn Springs Special Improvement District No. 505); Series 1993, Special Assessment RB	8.00%	09/15/13	40	40,231
Las Vegas (City of) (Special Improvement District No. 607);
Series 2004, Local Improvement Special Assessment RB	6.00%	06/01/19	930	951,195
Series 2004, Local Improvement Special Assessment RB	6.25%	06/01/24	1,300	1,338,337
Las Vegas (City of) Redevelopment Agency; Series 2009 A, Tax Increment Allocation RB	8.00%	06/15/30	10,800	12,367,620
Mesquite (City of) (Special Improvement District No. 07-01–Anthem at Mesquite); Series 2007, Special Assessment Local Improvement RB	6.15%	08/01/37	2,495	2,448,493
Reno (City of) Special Assessment District No. 4 (Somersett Parkway); Series 2003, Special Assessment RB	6.63%	12/01/22	3,700	3,759,422
Sparks (City of) (Local Improvement District No. 3-Legends at Sparks Marina); Series 2008, Special Assessment Limited Obligation Improvement RB	6.50%	09/01/20	790	840,971
Sparks (City of) (Local Improvement Districts No. 3-Legends at Sparks Marina); Series 2008, Special Assessment Limited Obligation Improvement RB	6.75%	09/01/27	2,000	2,081,800
				33,788,598

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Hampshire–0.62%
New Hampshire (State of) Business Finance Authority (Huggins Hospital); Series 2009, First Mortgage RB	6.88%	10/01/39	$9,360	$10,365,077
New Hampshire (State of) Business Finance Authority (Plymouth Cogeneration L.P.); Series 1993, Electric Facilities RB (Acquired 09/20/99; Cost $890,534) (b)(h)	7.75%	06/01/14	910	911,174
New Hampshire (State of) Business Finance Authority (Public Service Co.); Series 2001 A, Ref. PCR (INS–NATL)(b)(c)(g)	0.16%	05/01/21	17,250	15,076,500
New Hampshire (State of) Health & Education Facilities Authority (Covenant Health Systems Obligated Group); Series 2004, Health Care System RB	5.50%	07/01/34	1,735	1,776,449
New Hampshire (State of) Health & Education Facilities Authority (Rivermead);
Series 2011 A, RB	6.63%	07/01/31	620	699,701
Series 2011 A, RB	6.88%	07/01/41	2,125	2,412,491
Series 2011 B-1, RB	5.55%	07/01/17	400	400,724
New Hampshire (State of) Health & Education Facilities Authority (Speare Memorial Hospital);
Series 2004, Hospital RB(f)(j)	5.50%	07/01/15	1,055	1,178,034
Series 2004, Hospital RB(f)(j)	5.88%	07/01/15	2,650	2,982,151
New Hampshire (State of) Health & Education Facilities Authority (The Huntington at Nashua);
Series 2003 A, RB	6.88%	05/01/23	2,320	2,328,978
Series 2003 A, RB	6.88%	05/01/33	7,040	7,060,135
New Hampshire (State of) Housing Finance Authority; Series 1997 D, Single Family Mortgage Acquisition RB(b)	5.90%	07/01/28	120	120,217
				45,311,631

New Jersey–4.11%
Burlington (County of) Bridge Commission (The Evergreens); Series 2007, Economic Development RB	5.63%	01/01/38	1,500	1,561,665
New Jersey (State of) Economic Development Authority (Arbor); Series 1998 A, Sr. Mortgage RB	6.00%	05/15/28	6,695	6,505,866
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, Special Facility RB(b)	5.13%	09/15/23	7,500	7,705,950
Series 1999, Special Facility RB(b)	5.25%	09/15/29	25,000	25,496,750
Series 2012, RB(b)	5.75%	09/15/27	33,500	34,515,720
New Jersey (State of) Economic Development Authority (Cranes Mill);
Series 2008, First Mortgage RB	5.88%	07/01/28	500	538,555
Series 2008, First Mortgage RB	6.00%	07/01/38	1,500	1,601,640
New Jersey (State of) Economic Development Authority (Kapkowski Road Landfill); Series 1998 B, RB(b)	6.50%	04/01/31	2,500	2,973,150
New Jersey (State of) Economic Development Authority (Kullman Association, LLC);
Series 1998 A, RB(a)(b)	6.13%	06/01/18	2,005	1,449,555
Series 1999 A, RB(a)(b)	6.75%	07/01/19	670	483,733
New Jersey (State of) Economic Development Authority (Lions Gate);
Series 2005 A, First Mortgage RB	5.75%	01/01/25	1,630	1,652,706
Series 2005 A, First Mortgage RB	5.88%	01/01/37	2,590	2,609,503
New Jersey (State of) Economic Development Authority (Seashore Gardens Living Center);
Series 2006, First Mortgage RB	5.30%	11/01/26	2,350	2,362,737
Series 2006, First Mortgage RB	5.38%	11/01/36	1,725	1,663,780
New Jersey (State of) Economic Development Authority (UMM Energy Partners, LLC);
Series 2012 A, Energy Facility RB(b)	5.00%	06/15/37	1,250	1,344,175
Series 2012 A, Energy Facility RB(b)	5.13%	06/15/43	2,000	2,153,820
New Jersey (State of) Economic Development Authority (United Methodist Homes);
Series 1999, RB	5.75%	07/01/29	7,000	7,004,480
Series 2003 A-1, RB	6.13%	07/01/23	3,450	3,587,655
Series 2003 A-1, RB	6.25%	07/01/33	5,800	5,994,532
New Jersey (State of) Economic Development Authority (Winchester Gardens at Ward Homestead); Series 2004 A, Ref. First Mortgage RB	5.80%	11/01/31	2,000	2,048,800
New Jersey (State of) Health Care Facilities Financing Authority (Pascack Valley Hospital Association);
Series 2003, RB(i)	6.00%	07/01/13	323	3
Series 2003, RB(i)	6.50%	07/01/23	428	4
Series 2003, RB(i)	6.63%	07/01/36	2,496	25

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Health Care Facilities Financing Authority (St. Joseph’s Health Care System); Series 2008, RB	6.63%	07/01/38	$10,000	$11,575,800
Tobacco Settlement Financing Corp.;
Series 2007 1-A, RB	4.63%	06/01/26	34,740	33,355,611
Series 2007 1-A, RB	4.75%	06/01/34	52,510	45,645,368
Series 2007 1A, Asset-Backed RB	4.50%	06/01/23	7,000	6,988,170
Series 2007 1A, Asset-Backed RB	5.00%	06/01/29	47,705	46,255,722
Series 2007 1A, Asset-Backed RB	5.00%	06/01/41	47,605	42,159,464
				299,234,939

New Mexico–0.81%
Bernalillo (County of) (Solar Villas Apartments); Series 1997 F, Sr. MFH RB	7.25%	10/15/22	1,120	1,127,515
Cabezon Public Improvement District;
Series 2005, Special Levy Tax RB	6.00%	09/01/24	1,505	1,575,013
Series 2005, Special Levy Tax RB	6.30%	09/01/34	1,495	1,554,860
Farmington (City of) (Public Service Co. of New Mexico San Juan); Series 2010 C, Ref. PCR	5.90%	06/01/40	10,000	11,146,000
New Mexico (State of) Eastern Regional Housing Authority (Wildewood Apartments); Series 2000 A, MFH RB	7.50%	12/01/30	2,040	2,043,692
New Mexico (State of) Hospital Equipment Loan Council (Gerald Champion); Series 2012, Ref. & Improvement RB	5.50%	07/01/42	14,500	14,909,480
New Mexico (State of) Hospital Equipment Loan Council (Haverland Charter Lifestyle Group);
Series 2013, First Mortgage RB	5.00%	07/01/32	2,500	2,556,025
Series 2013, First Mortgage RB	5.00%	07/01/42	4,000	4,011,600
New Mexico (State of) Hospital Equipment Loan Council (La Vida Llena); Series 2010 A, First Mortgage RB	6.13%	07/01/40	8,000	8,833,520
New Mexico (State of) Income Housing Authority (Brentwood Gardens Apartments); Series 2001 A, MFH RB(b)	6.85%	12/01/31	4,270	4,379,056
RHA Housing Development Corp. (Woodleaf Apartments); Series 1997 A, Ref. MFH Mortgage RB (CEP–GNMA)	7.13%	12/15/27	2,295	2,297,846
San Juan (County of) (Apple Ridge Apartments); Series 2002 A, MFH RB(b)	7.25%	12/01/31	2,980	2,982,801
Ventana West Public Improvement District; Series 2004, Special Levy Tax RB	6.88%	08/01/33	1,500	1,519,410
				58,936,818

New York–5.29%
Amherst (Town of) Industrial Development Agency (Shaary Zedek); Series 2006 A, Ref. Civic Facility RB	7.00%	06/15/36	2,170	2,137,841
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT CAB RB(e)	0.00%	07/15/31	3,890	1,770,067
Series 2009, PILOT CAB RB(e)	0.00%	07/15/32	8,500	3,601,705
Series 2009, PILOT CAB RB(e)	0.00%	07/15/33	3,915	1,540,278
Series 2009, PILOT CAB RB(e)	0.00%	07/15/34	14,345	5,312,958
Series 2009, PILOT CAB RB(e)	0.00%	07/15/44	25,805	5,950,891
Series 2009, PILOT CAB RB(e)	0.00%	07/15/45	10,000	2,200,800
Series 2009, PILOT CAB RB(e)	0.00%	07/15/46	8,950	1,879,768
Series 2009, PILOT CAB RB(e)	0.00%	07/15/47	28,815	5,704,217
Broome (County of) Industrial Development Agency (Good Shepherd Village);
Series 2008 A, Continuing Care Retirement Community RB	6.15%	07/01/18	500	532,065
Series 2008 A, Continuing Care Retirement Community RB	6.75%	07/01/28	600	629,022
Series 2008 A, Continuing Care Retirement Community RB	6.88%	07/01/40	1,000	1,040,300
Dutchess (County of) Industrial Development Agency (St. Francis Hospital); Series 2004 A, Ref. Civic Facility RB	7.50%	03/01/29	5,615	5,757,116
East Rochester (Village of) Housing Authority (Woodland Village, Inc.); Series 2006, Ref. Senior Living RB	5.50%	08/01/33	1,700	1,719,771
Erie (County of) Industrial Development Agency (Orchard Park CCRC, Inc.);
Series 2006 A, RB	6.00%	11/15/26	10,900	11,335,455
Series 2006 A, RB	6.00%	11/15/36	3,530	3,621,533

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Monroe (County of) Industrial Development Agency (Cloverwood Senior Living);
Series 2003 A, Civic Facility RB	6.75%	05/01/23	$2,000	$2,004,460
Series 2003 A, Civic Facility RB(f)(j)	6.88%	05/01/13	805	813,815
Series 2003 A, Civic Facility RB	6.88%	05/01/33	4,195	4,201,041
Mount Vernon (City of) Industrial Development Agency (Wartburg Senior Housing, Inc./Meadowview); Series 1999, Civic Facility RB	6.20%	06/01/29	1,000	1,000,910
Nassau (County of) Industrial Development Agency (Amsterdam at Harborside);
Series 2007 A, Continuing Care Retirement Community RB	6.50%	01/01/27	3,750	2,598,037
Series 2007 A, Continuing Care Retirement Community RB	6.70%	01/01/43	29,700	20,147,292
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC); Series 2010, Special Obligation RB	6.00%	12/01/42	8,500	10,097,490
New York & New Jersey (States of) Port Authority;
One Hundred Sixty-Ninth Series 2011, Consolidated RB(b)(d)	5.00%	10/15/27	15,400	18,013,226
One Hundred Sixty-Ninth Series 2011, Consolidated RB(b)(d)	5.00%	10/15/28	10,760	12,532,064
New York (City of) Industrial Development Agency (A Very Special Place Inc.); Series 2003 A, Civic Facility RB	7.00%	01/01/33	2,650	2,661,713
New York (City of) Industrial Development Agency (Polytechnic University); Series 2007, Ref. Civic Facility RB (INS–ACA)(c)	5.25%	11/01/37	5,850	6,297,876
New York (City of) Industrial Development Agency (Visy Paper Inc.); Series 1995, RB(b)	7.95%	01/01/28	7,500	7,507,650
New York (City of) Industrial Development Agency; Series 2002 C, Civic Facility RB	6.80%	06/01/28	5,000	5,066,300
New York (City of) Municipal Water Finance Authority;
Series 2012 CC, Ref. Water & Sewer System RB(d)	5.00%	06/15/45	14,750	16,668,385
Series 2012 FF, Water & Sewer System RB(d)	5.00%	06/15/45	30,000	33,989,100
New York (City of); Subseries 1993 A-8, VRD Unlimited Tax GO Bonds (LOC-JPMorgan Chase Bank, N.A.)(k)(l)	0.09%	08/01/17	415	415,000
New York (State of) Dormitory Authority (General Purpose); Series 2011 C, State Personal Income Tax RB(d)	5.00%	03/15/31	15,000	17,521,500
New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2008, RB	6.25%	12/01/37	4,275	4,731,484
Series 2008, RB	6.50%	12/01/21	10,100	11,721,353
New York (State of) Energy Research & Development Authority (Consolidated Edison Co.);
Series 2004 A-1, RB (INS–SGI)(b)(c)(g)	0.18%	01/01/39	21,500	17,737,500
Subseries 2001 B-1, RB (INS–AMBAC)(b)(c)(g)	0.19%	10/01/36	10,000	8,350,000
New York (State of) Energy Research & Development Authority; Series 1993, Regular Residual Interest RB(g)	12.31%	04/01/20	2,500	2,511,200
New York Liberty Development Corp. (1 World Trade Center); Series 2011, Liberty RB(d)	5.00%	12/15/41	32,775	37,064,592
New York Liberty Development Corp. (Goldman Sachs Headquarters); Series 2005, RB	5.25%	10/01/35	16,515	19,745,004
New York Liberty Development Corp. (National Sports Museum); Series 2006 A, RB (Acquired 08/07/06; Cost $2,121,407)(h)(i)	6.13%	02/15/19	2,500	25
New York State Environmental Facilities Corp; Series 2009 A, State Clean Water & Drinking Water RB(d)	5.00%	06/15/34	20,000	23,548,400
Niagara Area Development Corp. (Covanta Energy); Series 2012, Ref. Solid Waste Disposal Facilities RB(b)	5.25%	11/01/42	1,500	1,573,920
Orange (County of) Industrial Development Agency (Arden Hill Life Care Center); Series 2001 A, Civic Facility RB	7.00%	08/01/31	4,000	4,011,440
Seneca (County of) Industrial Development Agency (Seneca Meadows, Inc.); Series 2005, RB(b)(f)(g)(h)	6.63%	10/01/13	9,270	9,347,590
Suffolk (County of) Industrial Development Agency (Eastern Long Island Hospital Association); Series 2007, Civic Facility RB(h)	5.50%	01/01/37	2,500	2,508,375
Suffolk (County of) Industrial Development Agency (Gurwin Jewish-Phase II); Series 2004, Civic Facility RB	6.70%	05/01/39	1,895	1,966,157
Suffolk (County of) Industrial Development Agency (Medford Hamlet Assisted Living); Series 2005, Assisted Living Facility RB(b)	6.38%	01/01/39	7,520	7,553,314
Sullivan (County of) Industrial Development Agency (Hebrew Academy for Special Children); Series 2002, Civic Facility RB	7.50%	06/01/32	4,100	4,155,350

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Syracuse (City of) Industrial Development Agency (Jewish Home of Central New York, Inc.);
Series 2001 A, First Mortgage RB	7.38%	03/01/21	$1,455	$1,454,825
Series 2001 A, First Mortgage RB	7.38%	03/01/31	3,825	3,772,559
Utica (City of) Industrial Development Agency (Utica College); Series 2001, Civic Facility RB	6.75%	12/01/21	2,140	2,166,151
Westchester (County of) Industrial Development Agency (Kendal on Hudson); Series 2003 A, Continuing Care Retirement Community Mortgage RB	6.38%	01/01/24	5,000	5,005,000
				385,193,885

North Carolina–0.59%
Halifax (County of) Industrial Facilities & Pollution Control Financing Authority (International Paper Co.); Series 2001 A, RB(b)	5.90%	09/01/25	1,000	1,003,560
Johnston (County of) Memorial Hospital Authority (Johnston Memorial Hospital);
Series 2008, RB (INS–AGM)(c)(d)	5.25%	10/01/28	5,125	5,715,554
Series 2008, RB (INS–AGM)(c)(d)	5.25%	10/01/36	8,000	8,802,160
North Carolina (State of) Medical Care Commission (Baptist Retirement); Series 2001 A, First Mortgage Health Care Facilities RB	6.40%	10/01/31	7,050	7,091,736
North Carolina (State of) Medical Care Commission (Galloway Ridge);
Series 2010 A, First Mortgage Retirement Facilities RB	5.88%	01/01/31	865	921,995
Series 2010 A, First Mortgage Retirement Facilities RB	6.00%	01/01/39	1,520	1,617,903
North Carolina (State of) Medical Care Commission (Lutheran Services);
Series 2012, Ref. First Mortgage Health Care Facilities RB	5.00%	03/01/37	1,000	1,016,310
Series 2012, Ref. First Mortgage Health Care Facilities RB	5.00%	03/01/42	1,000	1,013,390
North Carolina (State of) Medical Care Commission (Southminster); Series 2007 A, First Mortgage Retirement Facilities RB	5.75%	10/01/37	3,000	3,018,420
North Carolina (State of) Medical Care Commission (The Presbyterian Homes Obligated Group);
Series 2006, First Mortgage Health Care Facilities RB	5.60%	10/01/36	1,000	1,026,220
Series 2006 B, Ref. First Mortgage Health Care Facilities RB	5.20%	10/01/21	1,500	1,564,455
North Carolina (State of) Medical Care Commission (Village at Brookwood); Series 2007, Ref. First Mortgage Retirement Facilities RB	5.25%	01/01/32	7,650	7,824,114
North Carolina (State of) Medical Care Commission (WhiteStone); Series 2011 A, First Mortgage Retirement Facilities RB	7.75%	03/01/31	2,000	2,310,040
				42,925,857

North Dakota–0.19%
Grand Forks (City of) (4000 Valley Square);
Series 2006, Ref. Senior Housing RB	5.13%	12/01/21	1,315	1,342,155
Series 2006, Ref. Senior Housing RB	5.20%	12/01/26	1,545	1,563,215
Series 2006, Ref. Senior Housing RB	5.30%	12/01/34	3,255	3,267,792
Traill (County of) (Hillsboro Medical Center);
Series 2007, Health Care RB	5.25%	05/01/20	500	518,005
Series 2007, Health Care RB	5.50%	05/01/26	1,520	1,559,718
Series 2007, Health Care RB	5.50%	05/01/42	5,570	5,617,011
				13,867,896

Ohio–3.20%
Adams (County of) (Adams County Hospital); Series 2005, Hospital Facility Improvement RB	6.50%	09/01/36	15,955	13,998,279
Athens (County of) (O’Bleness Memorial Hospital);
Series 2003 A, Ref. & Improvement Hospital Facilities RB	6.90%	11/15/23	4,000	4,069,320
Series 2003 A, Ref. & Improvement Hospital Facilities RB	7.13%	11/15/33	12,650	12,840,256
Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-2, Sr. Asset-Backed RB	5.13%	06/01/24	32,045	29,134,353
Series 2007 B, First Sub. Asset-Backed CAB RB(e)	0.00%	06/01/47	260,000	16,569,800
Centerville (City of) (Bethany Lutheran Village Continuing Care Facility Expansion);
Series 2007 A, Health Care RB	5.75%	11/01/22	2,000	2,126,280
Series 2007 A, Health Care RB	6.00%	11/01/27	2,000	2,113,840
Series 2007 A, Health Care RB	6.00%	11/01/38	2,550	2,657,074

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Cleveland (City of) & Cuyahoga (County of) Port Authority (St. Clarence-Governmental & Educational Assistance Corp., LLC); Series 2006 A, Senior Housing RB	6.25%	05/01/38	$2,210	$2,211,481
Cuyahoga (County of) (Canton, Inc.); Series 2000, Hospital Facilities RB	7.50%	01/01/30	700	701,365
Cuyahoga (County of) (Eliza Jennings Senior Care Network);
Series 2007 A, Health Care & Independent Living Facilities RB	5.75%	05/15/27	2,355	2,436,977
Series 2007 A, Health Care & Independent Living Facilities RB	6.00%	05/15/37	6,000	6,195,000
Series 2007 A, Health Care & Independent Living Facilities RB	6.00%	05/15/42	3,645	3,760,692
Cuyahoga (County of) (Franciscan Community Inc.); Series 2004 C, Health Care Facilities RB	6.25%	05/15/32	3,500	3,506,125
Franklin (County of) (First Community Village Obligated Group); Series 2013, Ref. Health Care Facilities RB	5.63%	07/01/47	15,000	14,796,600
Gallia (County of) (Holzer Health System Obligated Group); Series 2012, Ref. & Improvement Hospital Facilities RB	8.00%	07/01/42	20,000	22,559,200
Hamilton (County of) (Christ Hospital); Series 2012, Health Care Facilities RB	5.50%	06/01/42	13,500	15,327,090
Hamilton (County of) (Life Enriching Communities);
Series 2012, Health Care RB	5.00%	01/01/32	2,250	2,421,022
Series 2012, Health Care RB	5.00%	01/01/46	3,610	3,788,659
Hancock (County of) (Blanchard Valley Regional Health Center); Series 2011 A, Hospital Facilities RB	6.25%	12/01/34	5,850	6,950,911
Hickory Chase Community Authority (Hickory Chase);
Series 2008, Infrastructure Improvement RB(a)	6.75%	12/01/27	1,900	1,045,076
Series 2008, Infrastructure Improvement RB(a)	7.00%	12/01/38	1,389	764,006
Lorain (County of) Port Authority (U.S. Steel Corp.); Series 2010, Recovery Zone Facility RB	6.75%	12/01/40	18,500	20,621,950
Montgomery (County of) (Miami Valley Hospital); Series 2011 B, VRD RB(l)	0.10%	11/15/45	10,200	10,200,000
Montgomery (County of) (St. Leonard);
Series 2010, Ref. & Improvement Health Care & MFH RB	6.38%	04/01/30	2,000	2,245,420
Series 2010, Ref. & Improvement Health Care & MFH RB	6.63%	04/01/40	6,500	7,311,460
Norwood (City of) (Cornerstone at Norwood);
Series 2006, Tax Increment Allocation Financing RB	5.25%	12/01/15	730	750,294
Series 2006, Tax Increment Allocation Financing RB	5.75%	12/01/20	1,300	1,320,852
Series 2006, Tax Increment Allocation Financing RB	6.20%	12/01/31	7,340	7,211,477
Ohio (State of) Higher Educational Facility Commission (University Hospitals Health System, Inc.); Series 2009 A, Hospital RB(f)(j)	6.75%	01/15/15	6,000	6,715,860
Toledo-Lucas (County of) Port Authority (Crocker Park Public Improvement); Series 2003, Special Assessment RB	5.38%	12/01/35	6,580	6,754,765
				233,105,484

Oklahoma–0.61%
Atoka (County of) Health Care Authority (Atoka Memorial Hospital); Series 2007, Hospital RB(a)	6.63%	10/01/37	3,405	3,500,749
Citizen Potawatomi Nation; Series 2004 A, Sr. Obligation Tax RB	6.50%	09/01/16	2,050	2,033,067
Cleveland (County of) Justice Authority (Detention Facility); Series 2009 B, Sales Tax RB	5.75%	03/01/29	555	608,047
Oklahoma (County of) Finance Authority (Epworth Villa);
Series 2005 A, Ref. RB	5.00%	04/01/15	445	466,222
Series 2005 A, Ref. RB	5.70%	04/01/25	2,500	2,602,850
Series 2012 A, RB	5.00%	04/01/33	1,100	1,124,145
Series 2012 A, RB	5.13%	04/01/42	4,260	4,372,847
Oklahoma (State of) Development Finance Authority (Great Plains Regional Medical Center);
Series 2007, Hospital RB	5.00%	12/01/27	3,500	3,581,480
Series 2007, Hospital RB	5.13%	12/01/36	9,430	9,486,580
Oklahoma (State of) Development Finance Authority (Inverness Village Community);
Series 2012, Ref. Continuing Care Retirement Community RB	5.75%	01/01/27	2,930	3,188,983
Series 2012, Ref. Continuing Care Retirement Community RB	6.00%	01/01/32	3,060	3,337,940
Tulsa (County of) Industrial Authority (Montereau, Inc.);
Series 2010 A, Senior Living Community RB	7.13%	11/01/30	1,250	1,427,800
Series 2010 A, Senior Living Community RB	7.25%	11/01/40	5,250	5,972,977
Series 2010 A, Senior Living Community RB	7.25%	11/01/45	2,100	2,389,191
				44,092,878

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oregon–0.67%
Clackamas (County of) Hospital Facilities Authority (Willamette Falls Hospital); Series 2005, Ref. Gross RB(f)(j)	5.13%	04/01/15	$1,000	$1,096,770
Clastop (County of) Care Center Health District;
Series 1998, Senior Housing RB	6.00%	08/01/14	345	345,348
Series 1998, Senior Housing RB	6.88%	08/01/28	6,145	6,149,179
Douglas (County of) Hospital Facility Authority (Forest Glen); Series 1997 A, Elderly Housing RB(i)	7.50%	09/01/27	1,600	720,096
Gilliam (County of) (Waste Management); Series 2002, Solid Waste Disposal RB(b)	5.25%	07/01/29	9,220	9,817,364
Oregon (State of) Health, Housing, Educational & Cultural Facilities Authority (St. Anthony Village Housing); Series 1998 A, RB(b)	7.25%	06/01/28	7,400	7,406,290
Salem (City of) Hospital Facility Authority (Capital Manor, Inc.);
Series 2012, Ref. RB	5.63%	05/15/32	250	265,097
Series 2012, Ref. RB	6.00%	05/15/42	4,900	5,295,381
Series 2012, Ref. RB	6.00%	05/15/47	5,745	6,208,564
Warm Springs Reservation Confederated Tribes of Oregon (Pelton Round Butte); Series 2009 B, Tribal Economic Development Hydroelectric RB(h)	6.38%	11/01/33	1,000	1,156,230
Yamhill (County of) Hospital Authority (Friendsview Retirement Community); Series 2003, RB(f)(j)	7.00%	12/01/13	9,925	10,527,150
				48,987,469

Pennsylvania–2.95%
Allegheny (County of) Industrial Development Authority (AFCO Cargo PIT, LLC);
Series 1999, Cargo Facilities Lease RB(b)	6.63%	09/01/24	1,510	1,497,543
Series 2003, Cargo Facilities Lease RB(b)	7.75%	09/01/31	6,350	6,415,786
Allegheny (County of) Industrial Development Authority (Propel Charter School-McKeesport); Series 2010 B, Charter School RB	6.38%	08/15/35	1,220	1,333,326
Allegheny (County of) Industrial Development Authority (Propel Charter School-Montour); Series 2010 A, Charter School RB	6.75%	08/15/35	1,225	1,368,693
Allegheny (County of) Industrial Development Authority (Propel Schools-Homestead); Series 2004 A, Charter School RB	7.00%	12/15/15	335	347,630
Allegheny (County of) Redevelopment Authority (Pittsburgh Mills); Series 2004, Tax Allocation RB	5.60%	07/01/23	1,500	1,548,345
Beaver (County of) Industrial Development Authority (FirstEnergy Generation Corp.); Series 2006 B, Ref. VRD PCR (LOC–Citibank, N.A.)(k)(l)	0.12%	12/01/35	5,000	5,000,000
Berks (County of) Industrial Development Authority (One Douglassville); Series 2007 A, Ref. RB(b)	6.13%	11/01/34	4,640	4,713,822
Bucks (County of) Industrial Development Authority (Ann’s Choice, Inc. Facility);
Series 2005 A, Retirement Community RB	6.13%	01/01/25	1,500	1,519,050
Series 2005 A, Retirement Community RB	6.25%	01/01/35	5,850	5,924,236
Bucks (County of) Industrial Development Authority (Chandler);
Series 1999, First Mortgage Health Care Facilities RB	6.10%	05/01/14	440	440,664
Series 1999, First Mortgage Health Care Facilities RB	6.20%	05/01/19	1,900	1,901,349
Series 1999, First Mortgage Health Care Facilities RB	6.30%	05/01/29	3,450	3,450,103
Butler (County of) Hospital Authority (Butler Health System);
Series 2009 B, RB	7.13%	07/01/29	2,145	2,703,987
Series 2009 B, RB	7.25%	07/01/39	1,590	1,961,488
Chartiers Valley Industrial & Commercial Development Authority (Asbury Health Center);
Series 2006, Ref. First Mortgage RB	5.25%	12/01/13	500	509,810
Series 2006, Ref. First Mortgage RB	5.25%	12/01/15	260	274,479
Series 2006, Ref. First Mortgage RB	5.38%	12/01/16	500	535,835
Series 2006, Ref. First Mortgage RB	5.75%	12/01/22	935	985,004
Chester (County of) Industrial Development Authority (Avon Grove Charter School);
Series 2007 A, RB	6.25%	12/15/27	1,000	1,053,950
Series 2007 A, RB	6.38%	12/15/37	1,500	1,578,705
Chester (County of) Industrial Development Authority (Collegium Charter School);
Series 2012 A, Ref. RB	5.25%	10/15/32	2,320	2,340,810
Series 2012 A, Ref. RB	5.38%	10/15/42	4,230	4,256,564

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Cumberland (County of) Municipal Authority (Asbury Obligated Group);
Series 2012, Ref. RB	5.25%	01/01/32	$1,265	$1,314,322
Series 2012, Ref. RB	5.25%	01/01/41	3,400	3,490,474
Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2010, RB	6.13%	01/01/45	8,000	8,780,880
Cumberland (County of) Municipal Authority (Diakon Lutheran Ministries); Series 2007, RB	5.00%	01/01/36	9,080	9,393,351
Cumberland (County of) Municipal Authority (Messiah Village); Series 2008 A, RB	6.00%	07/01/35	1,000	1,097,790
Cumberland (County of) Municipal Authority (Presbyterian Homes Obligated Group);
Series 2008 A, RB	5.00%	01/01/17	1,640	1,745,239
Series 2008 A, RB	5.35%	01/01/20	515	516,061
Series 2008 A, RB	5.45%	01/01/21	885	886,682
Dauphin (County of) General Authority (Riverfront Office); Series 1998, Office & Parking RB	6.00%	01/01/25	7,460	7,471,861
Delaware Valley Regional Financial Authority;
Series 1998 A, RB (INS–AMBAC)(c)	5.50%	08/01/28	17,525	20,830,390
Series 2007 A, RB	5.50%	06/01/37	5,000	6,197,550
Fulton (County of) Industrial Development Authority (The Fulton County Medical Center);
Series 2006, Hospital RB	5.88%	07/01/31	4,000	4,106,800
Series 2006, Hospital RB	5.90%	07/01/40	4,300	4,396,965
Harrisburg (City of) Authority (Harrisburg University of Science); Series 2007 B, University RB(a)	6.00%	09/01/36	8,500	6,401,435
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	5.25%	07/01/42	4,430	4,374,138
Lehigh (County of) General Purpose Authority (KidsPeace Obligated Group);
Series 1998, RB(a)	6.00%	11/01/18	2,750	1,354,238
Series 1998, RB(a)	6.00%	11/01/23	9,085	4,473,908
Series 1999, RB(a)	6.20%	11/01/14	2,280	1,122,786
Lehigh (County of) Industrial Development Authority (Lifepath, Inc.);
Series 1998, Health Facility RB	6.10%	06/01/18	1,870	1,870,056
Series 1998, Health Facility RB	6.30%	06/01/28	4,000	3,917,120
Montgomery (County of) Higher Education & Health Authority (AHF/Montgomery Inc.); Series 2006, Ref. & Improvement RB	6.88%	04/01/36	8,000	8,555,680
Montgomery (County of) Industrial Development Authority (Geriatric); Series 1993 A, Health Care RB	8.38%	07/01/23	2,515	2,517,565
Montgomery (County of) Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB	7.00%	12/01/35	6,000	7,104,000
Montgomery (County of) Industrial Development Authority (Whitemarsh Continuing Care);
Series 2005, Mortgage RB	6.13%	02/01/28	1,875	1,910,925
Series 2005, Mortgage RB	6.25%	02/01/35	8,755	8,902,434
Montgomery (County of) Industrial Development Authority (Wordsworth Academy); Series 1994, RB	7.75%	09/01/14	825	827,739
Northeastern Pennsylvania Hospital & Education Authority (Oakwood Terrace);
Series 1999, Health Care RB	7.13%	10/01/29	3,165	3,169,273
Series 2005, Health Care RB (Acquired 12/27/05; Cost $1,505,000)(h)	6.50%	10/01/32	1,505	1,550,195
Pennsylvania (State of) Higher Educational Facilities Authority (Student Association, Inc. at California University of Pennsylvania);
Series 2000 A, Student Housing RB	6.75%	09/01/20	425	426,054
Series 2000 A, Student Housing RB	6.75%	09/01/32	2,285	2,291,741
Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Centralized Comprehensive Human Services, Inc.); Series 2002 A, RB	7.25%	01/01/21	4,000	4,085,160
Philadelphia (City of) Industrial Development Authority (Baptist Home of Philadelphia);
Series 1998 A, Health Care Facility RB(a)	5.50%	11/15/18	1,350	269,933
Series 1998 A, Health Care Facility RB	5.60%	11/15/28	5,485	1,096,726
Philadelphia (City of) Industrial Development Authority (Cathedral Village); Series 2003 A, RB	6.88%	04/01/34	500	505,940
Philadelphia (City of) Industrial Development Authority (Global Leadership Academy Charter School); Series 2010, RB	6.38%	11/15/40	1,000	1,090,030
Philadelphia (City of) Industrial Development Authority (Independence Charter School); Series 2007 A, RB	5.50%	09/15/37	4,070	4,104,025
Philadelphia (City of) Industrial Development Authority (MaST Charter School); Series 2010, RB	6.00%	08/01/35	500	568,315
Philadelphia (City of) Industrial Development Authority (New Foundations Charter School); Series 2012, RB	6.63%	12/15/41	1,500	1,656,495

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Philadelphia (City of) Industrial Development Authority (Russell Byers Charter School);
Series 2007 A, RB	5.15%	05/01/27	$1,000	$1,004,770
Series 2007 A, RB	5.25%	05/01/37	1,000	987,780
Philadelphia (City of) Industrial Development Authority; Series 1990, Commercial Development RB(b)	7.75%	12/01/17	11,550	11,569,173
Susquehanna Area Regional Airport Authority; Series 2008 A, Airport System RB(b)	6.50%	01/01/38	4,300	4,871,728
				214,468,906

Puerto Rico–1.53%
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2008 A, Sr. Lien RB	6.00%	07/01/38	7,065	7,316,796
Series 2012 A, Sr. Lien RB	5.25%	07/01/42	11,800	11,630,552
Series 2012 A, Sr. Lien RB	6.00%	07/01/47	9,000	9,414,810
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2008 WW, RB	5.50%	07/01/38	4,125	4,213,564
Series 2010 CCC, RB	5.25%	07/01/27	5,000	5,179,750
Series 2010 CCC, RB	5.25%	07/01/28	8,825	9,109,077
Series 2010 XX, RB	5.25%	07/01/40	16,110	16,299,615
Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2004 I, Government Facilities RB(f)(j)	5.25%	07/01/14	75	79,972
Puerto Rico Sales Tax Financing Corp.;
First Subseries 2010 A, CAB RB(e)	0.00%	08/01/36	24,230	6,356,014
First Subseries 2010 C, CAB RB(e)	0.00%	08/01/38	61,750	14,096,907
Series 2007 A, CAB RB (INS–AMBAC)(c)(e)	0.00%	08/01/54	80,000	7,082,400
Series 2007 A, CAB RB (INS–NATL)(c)(e)	0.00%	08/01/45	90,725	14,809,042
Series 2007 A, CAB RB (INS–NATL)(c)(e)	0.00%	08/01/46	38,595	5,884,194
				111,472,693

Rhode Island–0.37%
Rhode Island Economic Development Corp. (Providence Place); Series 2000, Sub. Obligation RB	7.25%	07/01/20	3,255	3,256,497
Rhode Island Health & Educational Building Corp. (Lifespan Obligated Group);
Series 2009 A, Hospital Financing RB	7.00%	05/15/39	2,500	2,935,125
Series 2009 A, Hospital Financing RB (INS–AGC)(c)	6.25%	05/15/30	2,000	2,355,340
Tobacco Settlement Financing Corp.; Series 2002 A, Asset-Backed RB	6.25%	06/01/42	18,000	18,540,000
				27,086,962

South Carolina–0.72%
Lancaster (County of) (Sun City Carolina Lakes); Series 2006, Special Assessment RB	5.45%	12/01/37	1,430	1,432,045
Laurens County School District No. 055; Series 2005, Installment Purchase RB	5.25%	12/01/30	4,080	4,255,562
Myrtle Beach (City of) (Myrtle Beach Air Force Base);
Series 2006 A, Tax Increment Allocation RB	5.25%	10/01/26	885	814,589
Series 2006 A, Tax Increment Allocation RB	5.30%	10/01/35	1,250	1,097,650
South Carolina (State of) Jobs-Economic Development Authority (Episcopal Home at Still Hopes); Series 2004 B, Residential Care Facilities First Mortgage RB(g)	5.90%	05/15/34	1,000	1,002,260
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes);
Series 2007, Ref. First Mortgage Health Care Facilities RB	5.00%	05/01/14	1,035	1,061,217
Series 2007, Ref. First Mortgage Health Care Facilities RB	5.38%	05/01/21	1,500	1,579,080
Series 2007, Ref. First Mortgage Health Care Facilities RB	5.50%	05/01/28	1,100	1,140,095
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance);
Series 2003 A, Ref. Hospital Facilities RB	6.13%	08/01/23	6,500	6,659,705
Series 2003 A, Ref. Hospital Facilities RB	6.25%	08/01/31	16,270	16,669,754
Series 2003 C, Hospital Facilities RB(f)(j)	6.38%	08/01/13	4,005	4,110,372
Series 2003 C, Hospital Facilities RB(f)(j)	6.38%	08/01/13	495	508,023
South Carolina (State of) Jobs-Economic Development Authority (South Carolina Episcopal Home at Still Hopes);
Series 2004 A, First Mortgage Residential Care Facilities RB	6.25%	05/15/25	750	751,905
Series 2004 A, First Mortgage Residential Care Facilities RB	6.38%	05/15/32	1,250	1,289,125

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina–(continued)
South Carolina (State of) Jobs-Economic Development Authority (The Woodlands at Furman);
Series 2012, Ref. RB	6.00%	11/15/32	$1,426	$957,877
Series 2012, Ref. RB	6.00%	11/15/42	4,777	3,136,281
Series 2012, Ref. RB	6.00%	11/15/47	5,561	3,650,747
Series 2012, Ref. Sub. CAB RB(e)	0.00%	11/15/47	2,383	2,383
Series 2012, Ref. Sub. CAB RB(e)	0.00%	11/15/47	1,742	1,742
Series 2012, Ref. Sub. CAB RB(e)	0.00%	11/15/47	611	611
South Carolina (State of) Jobs-Economic Development Authority (Wesley Commons); Series 2006, Ref. First Mortgage Health Facilities RB	5.13%	10/01/26	2,500	2,522,700
				52,643,723

South Dakota–0.04%
Sioux Falls (City of) (Dow Rummel Village); Series 2006, Ref. Health Facilities RB	5.00%	11/15/33	2,000	1,966,920
Sioux Falls (City of); Series 2008 A, Tax Increment Allocation RB	5.75%	01/15/28	1,300	1,297,335
				3,264,255

Tennessee–0.90%
Johnson City (City of) Health & Educational Facilities Board (Appalachian Christian Village);
Series 2004 A, Retirement Facilities RB	6.00%	02/15/19	805	807,318
Series 2004 A, Retirement Facilities RB	6.00%	02/15/24	1,500	1,504,320
Series 2004 A, Retirement Facilities RB(f)(j)	6.25%	02/15/14	3,550	3,740,351
Shelby (County of) Health, Educational & Housing Facilities Board (Kirby Pines); Series 1997 A, Health Care Facility RB	6.38%	11/15/25	3,000	3,004,740
Shelby (County of) Health, Educational & Housing Facilities Board (The Village at Germantown);
Series 2003 A, Residential Care Facility Mortgage RB	6.38%	12/01/13	400	408,188
Series 2003 A, Residential Care Facility Mortgage RB(f)(j)	7.00%	12/01/13	3,650	3,833,558
Series 2003 A, Residential Care Facility Mortgage RB(f)(j)	7.25%	12/01/13	14,800	15,571,228
Series 2006, Residential Care Facility Mortgage RB (f)(j)	6.25%	12/01/16	700	801,122
Series 2012, Ref. Residential Care Facility Mortgage RB	5.00%	12/01/32	2,100	2,109,513
Series 2012, Ref. Residential Care Facility Mortgage RB	5.25%	12/01/42	1,500	1,512,990
Series 2012, Ref. Residential Care Facility Mortgage RB	5.38%	12/01/47	2,000	2,022,080
Shelby (County of) Health, Educational & Housing Facilities Board (Trezevant Manor);
Series 2006 A, RB	5.63%	09/01/26	1,000	1,016,280
Series 2006 A, RB	5.75%	09/01/37	1,900	1,912,559
Tennessee Energy Acquisition Corp.; Series 2006 C, Gas RB	5.00%	02/01/27	9,400	10,715,248
Trenton (City of) Health & Educational Facilities Board (RHA/Trenton MR, Inc.); Series 2009, RB	9.25%	04/01/39	13,585	16,362,182
				65,321,677

Texas–11.22%
ABIA Development Corp. (Austin Belly Port Development, LLC); Series 1998 A, Airport Facilities RB(b)	6.50%	10/01/23	5,540	5,086,440
Abilene Health Facilities Development Corp. (Sears Methodist Retirement System Obligated Group);
Series 2003 A, Retirement Facility RB	6.75%	11/15/28	1,730	1,401,404
Series 2003 A, Retirement Facility RB	7.00%	11/15/33	8,690	7,044,896
Angelina & Neches River Authority Industrial Development Corp. (Aspen Power LLC); Series 2007 A, Environmental Facilities RB(a)(b)	6.50%	11/01/29	9,265	6,875,371
Arlington Higher Education Finance Corp. (Arlington Classics Academy); Series 2010 B, Ref. RB	7.65%	08/15/40	2,500	2,824,525
Austin Convention Enterprises, Inc.; Series 2006 B, Ref. Second Tier Convention Center RB(h)	5.75%	01/01/34	5,060	5,284,158
Bexar County Health Facilities Development Corp. (Army Retirement Residence); Series 2010, RB	6.20%	07/01/45	2,000	2,274,000
Bexar County Housing Finance Corp. (Woodland Ridge Apartments); Series 2002 A, MFH RB(b)	7.00%	01/01/39	4,040	4,061,695
Brazoria County Health Facilities Development Corp. (Brazosport Regional Health System);
Series 2012, Ref. RB	5.25%	07/01/32	4,600	4,871,262
Series 2012, Ref. RB	5.50%	07/01/42	10,000	10,653,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin); Series 2005 B, RB	6.13%	04/01/45	$7,465	$8,472,700
Central Texas Regional Mobility Authority;
Series 2011, Sr. Lien RB	6.00%	01/01/41	7,000	8,164,520
Series 2011, Sub. Lien RB	6.75%	01/01/41	14,500	16,968,770
Clifton Higher Education Finance Corp. (Idea Public Schools);
Series 2011, Education RB	5.75%	08/15/41	1,130	1,283,816
Series 2012, RB	5.00%	08/15/42	3,750	4,089,300
Clifton Higher Education Finance Corp. (Uplift Education);
Series 2010 A, Education RB	6.13%	12/01/40	4,970	5,801,580
Series 2010 A, Education RB	6.25%	12/01/45	7,000	8,229,970
Dallas (County of) Flood Control District No. 1; Series 2002, Ref. Unlimited Tax GO Bonds	7.25%	04/01/32	9,445	9,477,869
Decatur (City of) Hospital Authority (Wise Regional Health System);
Series 2004 A, RB	5.63%	09/01/13	470	479,283
Series 2004 A, RB	7.00%	09/01/25	13,775	14,572,159
Series 2004 A, RB	7.13%	09/01/34	8,155	8,610,864
Fort Bend County Industrial Development Corp. (NRG Energy Inc.); Series 2012 A, RB	4.75%	05/01/38	2,500	2,584,125
Grand Prairie Housing Finance Corp.;
Series 2003, Priority Lien Independent Senior Living Center RB	7.50%	07/01/17	810	831,538
Series 2003, Priority Lien Independent Senior Living Center RB	7.63%	01/01/20	655	695,689
Series 2003, Priority Lien Independent Senior Living Center RB	7.75%	01/01/34	6,795	7,315,429
Series 2003, Sub. Lien Independent Senior Living Center RB(a)	7.50%	07/01/17	610	29,481
Series 2003, Sub. Lien Independent Senior Living Center RB(a)	7.63%	01/01/20	345	16,674
Series 2003, Sub. Lien Independent Senior Living Center RB(a)	7.75%	01/01/34	3,595	173,746
Harris County Health Facilities Development Corp. (Memorial Hermann Healthcare System); Series 2008 B, Ref. RB	7.20%	12/01/28	1,000	1,099,050
Harrison County Health Facilities Development Corp. (Good Shepherd Health System) Series 2010, Hospital RB	5.25%	07/01/28	1,500	1,675,275
HFDC of Central Texas, Inc. (Legacy at Willow Bend);
Series 2006 A, Retirement Facilities RB	5.50%	11/01/31	500	500,145
Series 2006 A, Retirement Facilities RB	5.63%	11/01/26	10,350	10,650,667
HFDC of Central Texas, Inc. (Sears Tyler Methodist);
Series 2009 A, RB	7.75%	11/15/29	4,910	3,675,528
Series 2009 A, RB	7.75%	11/15/44	15,345	11,496,321
Series 2009 B, RB	6.38%	11/15/19	1,210	1,210,000
HFDC of Central Texas, Inc. (Village at Gleannloch Farms);
Series 2006 A, Retirement Facilities RB	5.50%	02/15/27	4,300	4,340,979
Series 2006 A, Retirement Facilities RB	5.50%	02/15/37	14,000	13,816,180
HFDC of Central Texas, Inc.; Series 2006 A, Retirement Facilities RB	5.75%	11/01/36	6,355	6,474,283
Hidalgo County Health Services Corp. (Mission Hospital, Inc.);
Series 2005, Hospital RB	5.00%	08/15/15	500	517,135
Series 2005, Hospital RB	5.00%	08/15/19	700	716,583
Hopkins (County of) Hospital District;
Series 2008, RB	6.00%	02/15/33	2,500	2,596,300
Series 2008, RB	6.00%	02/15/38	5,155	5,326,455
Houston (City of) (Continental Airlines, Inc.);
Series 1997 C, Special Facilities Airport System RB(b)	6.13%	07/15/27	3,120	3,132,948
Series 1998 C, Airport System Special Facilities RB(b)	5.70%	07/15/29	4,730	4,742,345
Series 2001 E, Airport System Special Facilities RB(b)	6.75%	07/01/29	6,000	6,026,040
Series 2011 A, Ref. Airport System Special Facilities RB(b)	6.63%	07/15/38	10,000	11,187,900
Houston (City of);
Series 2009 A, Ref. Sr. Lien Airport System RB(d)	5.00%	07/01/23	6,580	7,635,958
Series 2009 A, Ref. Sr. Lien Airport System RB(d)	5.00%	07/01/24	3,670	4,227,473

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Series 2009 A, Ref. Sr. Lien Airport System RB(d)	5.00%	07/01/25	$6,800	$7,853,796
Series 2009 A, Ref. Sr. Lien Airport System RB(d)	5.00%	07/01/26	3,000	3,466,890
Series 2011 A, Ref. First Lien Utility System RB(d)	5.25%	11/15/31	18,360	21,959,845
Houston Health Facilities Development Corp. (Buckingham Senior Living Community);
Series 2004 A, Retirement Facilities RB(f)(j)	7.00%	02/15/14	800	859,040
Series 2004 A, Retirement Facilities RB(f)(j)	7.00%	02/15/14	750	805,350
Series 2004 A, Retirement Facilities RB(f)(j)	7.13%	02/15/14	450	483,705
Houston Higher Education Finance Corp. (Cosmos Foundation);
Series 2012 A, RB	5.00%	02/15/32	1,200	1,301,772
Series 2012 A, RB	5.00%	02/15/42	2,500	2,659,600
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.);
Series 2011 A, RB	6.50%	05/15/31	500	625,295
Series 2011 A, RB	6.88%	05/15/41	790	1,003,434
La Vernia Higher Education Finance Corp. (Amigos Por Vida/Friends for Life); Series 2008, RB	6.38%	02/15/37	1,635	1,679,652
La Vernia Higher Education Finance Corp. (Cosmos Foundation);
Series 2008 A, RB	6.25%	02/15/17	1,025	1,148,205
Series 2008 A, RB	7.13%	02/15/38	2,000	2,314,240
La Vernia Higher Education Finance Corp. (Knowledge is Power Program, Inc.);
Series 2009 A, RB	6.25%	08/15/39	1,210	1,411,647
Series 2009 A, RB	6.38%	08/15/44	7,225	8,462,787
Lone Star College System; Series 2009, Limited Tax GO Bonds(d)	5.00%	08/15/34	23,200	27,485,272
Lubbock Health Facilities Development Corp. (Carillon Senior LifeCare Community);
Series 2005 A, Ref. First Mortgage RB	6.50%	07/01/26	2,500	2,642,975
Series 2005 A, Ref. First Mortgage RB	6.63%	07/01/36	9,000	9,429,930
Matagorda (County of) Navigation District No. 1 (Central Power & Light Co.); Series 2001 A, Ref. PCR	6.30%	11/01/29	1,000	1,179,020
Meadow Parc Development, Inc. (Meadow Parc Apartments); Series 1998, MFH RB	6.50%	12/01/30	11,205	11,206,569
Mesquite Health Facility Development Corp. (Christian Care Centers, Inc.); Series 2005, Retirement Facility RB	5.63%	02/15/35	1,500	1,538,775
Midlothian (City of) Development Authority; Series 2004, Tax Increment Allocation Contract RB(h)	6.20%	11/15/29	4,500	4,543,920
North Central Texas Health Facility Development Corp. (Children’s Medical Center of Dallas); Series 2009, Hospital RB	5.75%	08/15/39	1,500	1,716,555
North Texas Education Finance Corp. (Uplift Education);
Series 2012 A, RB	5.13%	12/01/42	3,000	3,240,720
Series 2012 A, RB	5.25%	12/01/47	2,100	2,280,978
North Texas Tollway Authority;
Series 2008 A, Ref. First Tier System RB (INS–BHAC)(c)(d)	5.75%	01/01/48	30,545	35,797,213
Series 2011 B, Special Project System CAB RB(e)	0.00%	09/01/37	15,500	4,567,230
Orange Housing Development Corp. (Villages at Pine Hollow); Series 1998, MFH RB	8.00%	03/01/28	3,130	2,886,987
Pearland (City of) Development Authority; Series 2009, Tax Increment Allocation Contract RB(f)(j)	5.88%	09/01/18	805	1,015,548
Pharr (City of) Higher Education Finance Authority (Idea Public Schools);
Series 2009 A, Education RB	6.25%	08/15/29	570	654,639
Series 2009 A, Education RB	6.50%	08/15/39	6,320	7,289,741
Red River Health Facilities Development Corp. (MRC the Crossings); Series 2012, Continuing Care Retirement Community BAN(h)	12.00%	12/14/17	3,000	2,984,310
San Antonio Convention Hotel Finance Corp. (Empowerment Zone); Series 2005 A, Contract RB (INS–AMBAC)(b)(c)	5.00%	07/15/39	16,900	17,013,906
San Juan (City of) Higher Education Finance Authority (Idea Public Schools); Series 2010 A, Education RB	6.70%	08/15/40	1,000	1,186,910
Sanger Industrial Development Corp. (Texas Pellets); Series 2012 B, RB(b)	8.00%	07/01/38	50,000	53,627,500
Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group);
Series 2009, Retirement Facility RB	6.13%	11/15/29	1,000	1,119,910
Series 2009, Retirement Facility RB	6.38%	11/15/44	12,150	13,452,723
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.);
Series 2007, Retirement Facility RB	5.63%	11/15/27	1,500	1,573,320
Series 2007, Retirement Facility RB	5.75%	11/15/37	3,500	3,634,015

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2007, Retirement Facility RB	5.25%	02/15/17	$1,150	$1,199,404
Series 2007, Retirement Facility RB	5.75%	02/15/25	1,500	1,552,545
Series 2007, Retirement Facility RB	5.75%	02/15/29	1,600	1,636,624
Series 2009 A, Retirement Facility RB	8.00%	02/15/38	12,350	14,169,772
Series 2009 B-1, Retirement Facility RB	7.25%	02/15/16	4,562	4,575,321
Tarrant County Cultural Education Facilities Finance Corp. (Mirador);
Series 2010 A, Retirement Facility RB	8.00%	11/15/29	1,500	1,695,750
Series 2010 A, Retirement Facility RB	8.13%	11/15/39	7,000	7,901,810
Series 2010 A, Retirement Facility RB	8.25%	11/15/44	8,000	9,061,840
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way);
Series 2009 A, Retirement Facility RB	8.25%	11/15/29	2,135	2,423,460
Series 2009 A, Retirement Facility RB	8.25%	11/15/39	2,140	2,410,753
Series 2009 A, Retirement Facility RB	8.25%	11/15/44	5,250	5,906,512
Series 2009 C-1, TEMPS 80sm Retirement Facility RB	7.50%	11/15/16	13,595	13,621,238
Texas (State of) Department of Housing & Community Affairs (Linked Select Auction Variable Rate Securities & Residual Interest Bonds); Series 1992 C, Home Mortgage RB (CEP–GNMA)(b)	6.90%	07/02/24	350	361,386
Texas (State of) Transportation Commission; Series 2012 A, Ref. First Tier Turnpike System RB	5.00%	08/15/41	10,000	10,992,200
Texas (State of) Turnpike Authority (Central Texas Turnpike System);
Series 2002, CAB RB (INS–AMBAC)(c)(e)	0.00%	08/15/32	22,115	7,017,532
Series 2002, CAB RB (INS–AMBAC)(c)(e)	0.00%	08/15/33	37,225	11,104,217
Series 2002, CAB RB (INS–AMBAC)(c)(e)	0.00%	08/15/36	19,000	4,724,350
Series 2002, CAB RB (INS–AMBAC)(c)(e)	0.00%	08/15/37	30,000	7,008,600
Texas (State of) Water Development Board;
Series 2008 A, Sub. Lien State Revolving Fund RB(d)	5.00%	07/15/25	15,000	17,482,350
Series 2008 B, Sub. Lien State Revolving Fund RB(d)	5.00%	07/15/28	11,425	13,121,955
Series 2008 B, Sub. Lien State Revolving Fund RB(d)	5.00%	07/15/29	5,000	5,742,650
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2012, Gas Supply RB	5.00%	12/15/28	10,000	10,986,400
Series 2012, Gas Supply RB	5.00%	12/15/29	14,500	15,868,220
Series 2012, Gas Supply RB	5.00%	12/15/30	18,950	20,657,205
Series 2012, Gas Supply RB	5.00%	12/15/31	12,390	13,453,681
Series 2012, Gas Supply RB	5.00%	12/15/32	12,915	13,969,251
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure); Series 2010, Sr. Lien RB	7.00%	06/30/40	22,345	27,173,084
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC North Tarrant Express Management Lanes); Series 2009, Sr. Lien RB	6.88%	12/31/39	19,915	23,809,777
Texas State Public Finance Authority Charter School Finance Corp. (New Frontiers Charter School) Series 2010 A, Education RB	5.80%	08/15/40	1,000	1,082,940
Texas State Public Finance Authority Charter School Finance Corp. (Odyssey Academy, Inc.);
Series 2010 A, Education RB	6.88%	02/15/30	1,455	1,630,706
Series 2010 A, Education RB	7.13%	02/15/40	1,810	2,058,061
Texas State Public Finance Authority Charter School Finance Corp. (School Excellence Education); Series 2004 A, RB(h)	7.00%	12/01/34	3,450	3,532,869
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools); Series 2012 A, Education RB	5.25%	08/15/42	2,375	2,394,309
Travis County Health Facilities Development Corp. (Querencia Barton Creek);
Series 2005, Retirement Facility RB	5.50%	11/15/25	1,650	1,696,679
Series 2005, Retirement Facility RB	5.65%	11/15/35	1,250	1,273,963
Travis County Health Facilities Development Corp. (Westminster Manor); Series 2010, RB	7.00%	11/01/30	2,500	3,003,175
Tyler Health Facilities Development Corp. (Mother Frances Hospital Regional Health Care Center); Series 2007, Ref. Hospital RB	5.00%	07/01/33	10,000	10,485,800
Uptown Development Authority (Infrastructure Improvement Facilities);
Series 2009, Tax Increment Allocation Contract RB	5.38%	09/01/25	465	519,363
Series 2009, Tax Increment Allocation Contract RB	5.50%	09/01/29	2,250	2,520,990
				817,152,595

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utah–0.44%
Eagle Mountain (City of) (Special Improvement District No. 2000-1); Series 2006, Special Assessment RB	8.25%	02/01/21	$1,080	$1,081,577
Provo (City of) (Freedom Academy Foundation); Series 2007, Charter School RB	5.50%	06/15/37	2,380	2,351,511
Utah (County of) (Renaissance Academy);
Series 2007 A, Charter School RB	5.35%	07/15/17	675	698,362
Series 2007 A, Charter School RB	5.63%	07/15/37	2,700	2,708,640
Utah (State of) Charter School Finance Authority (George Washington Academy);
Series 2008 A, Charter School RB	6.75%	07/15/28	1,340	1,409,626
Series 2008 A, Charter School RB	7.00%	07/15/40	6,690	7,066,179
Utah (State of) Charter School Finance Authority (Navigator Pointe Academy);
Series 2010 A, Charter School RB	5.38%	07/15/30	1,650	1,752,498
Series 2010 A, Charter School RB	5.63%	07/15/40	710	760,112
Utah (State of) Charter School Finance Authority (North Davis Preparatory Academy);
Series 2010, Charter School RB	6.25%	07/15/30	1,250	1,364,688
Series 2010, Charter School RB	6.38%	07/15/40	2,500	2,725,100
Utah (State of) Charter School Finance Authority (Vista Entrada School of Performing Arts);
Series 2012, RB	5.60%	07/15/22	945	995,671
Series 2012, RB	6.30%	07/15/32	850	900,915
Series 2012, RB	6.55%	07/15/42	2,000	2,119,200
Utah (State of) Housing Finance Agency (RHA Community Services); Series 1997 A, RB	6.88%	07/01/27	4,075	4,079,971
West Valley City (City of) (Monticello Academy); Series 2007, Ref. Charter School RB(h)	6.38%	06/01/37	1,900	1,915,485
				31,929,535

Vermont–0.08%
Vermont (State of) Economic Development Authority (Wake Robin Corp.); Series 2006 A, Mortgage RB	5.38%	05/01/36	4,750	4,849,132
Vermont (State of) Educational & Health Buildings Financing Agency (Developmental & Mental Health);
Series 2002 A, RB	6.38%	06/15/22	545	553,306
Series 2002 A, RB	6.50%	06/15/32	175	177,380
				5,579,818

Virgin Islands–0.13%
Virgin Islands (Government of) (Matching Fund Loan Note–Diago); Series 2009 A, RB	6.75%	10/01/37	4,500	5,293,260
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2012 A, RB(h)	5.00%	10/01/32	4,000	4,384,360
				9,677,620

Virginia–2.92%
Albemarle (County of) Industrial Development Authority (Covenant School, Inc.); Series 2001 A, Educational Facilities RB	7.75%	07/15/32	4,000	3,952,120
Bell Creek Community Development Authority;
Series 2003 A, Special Assessment RB	6.75%	03/01/22	173	174,903
Series 2003 B, Special Assessment RB	7.00%	03/01/32	1,533	1,547,027
Celebrate North Community Development Authority (Celebrate Virginia North);
Series 2003 B, Special Assessment RB(a)	6.60%	03/01/25	1,394	984,513
Series 2003 B, Special Assessment RB(a)	6.75%	03/01/34	7,595	5,319,082
Celebrate South Community Development Authority (Celebrate Virginia South); Series 2006, Special Assessment RB(a)	6.25%	03/01/37	9,500	5,689,360
Chesterfield (County of) Economic Development Authority (Brandermill Woods); Series 2012, First Mortgage Retirement Facilities RB	5.13%	01/01/43	3,000	3,038,730
Chesterfield (County of) Health Center Commission (Lucy Corr Village);
Series 2008 A, Residential Care Facilities RB	6.13%	12/01/30	5,000	5,019,650
Series 2008 A, Residential Care Facilities RB	6.25%	12/01/38	5,500	5,504,565
Fairfax (County of) Economic Development Authority (Lewinsville Retirement Village); Series 2007 A, Senior Living RB	5.25%	03/01/32	2,250	2,276,303

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Virginia–(continued)
Fairfax (County of) Economic Development Authority (Vinson Hall, LLC);
Series 2013 A, Residential Care Facility RB	5.00%	12/01/42	$2,800	$2,822,988
Series 2013 A, Residential Care Facility RB	5.00%	12/01/47	3,000	3,012,180
Hanover (County of) Economic Development Authority (Covenant Woods);
Series 2012 A, Residential Care Facility RB	5.00%	07/01/42	2,000	2,007,280
Series 2012 A, Residential Care Facility RB	5.00%	07/01/47	1,985	1,984,861
Isle Wight (County of) Industrial Development Authority; Series 2003 A, Environmental Improvement RB(b)	5.70%	11/01/27	5,200	5,338,528
Lexington (City of) Industrial Development Authority (Kendal at Lexington);
Series 2007 A, Residential Care Facilities Mortgage RB	5.25%	01/01/21	395	410,117
Series 2007 A, Residential Care Facilities Mortgage RB	5.38%	01/01/22	780	810,755
Series 2007 A, Residential Care Facilities Mortgage RB	5.38%	01/01/23	425	440,691
Series 2007 A, Residential Care Facilities Mortgage RB	5.38%	01/01/28	500	512,235
Series 2007 A, Residential Care Facilities Mortgage RB	5.50%	01/01/37	4,350	4,432,476
New Port Community Development Authority;
Series 2006, Special Assessment RB	5.50%	09/01/26	923	619,730
Series 2006, Special Assessment RB	5.60%	09/01/36	2,500	1,628,675
Norfolk (City of) Redevelopment & Housing Authority (Fort Norfolk Retirement Community, Inc.–Harbor’s Edge); Series 2004 A, First Mortgage RB	6.00%	01/01/25	500	503,130
Peninsula Ports Authority (Virginia Baptist Homes); Series 2003 A, Residential Care Facilities RB(f)(j)	7.38%	12/01/13	500	527,040
Peninsula Town Center Community Development Authority;
Series 2007, Special Obligation RB	6.25%	09/01/24	6,715	7,315,254
Series 2007, Special Obligation RB	6.35%	09/01/28	7,818	8,498,479
Series 2007, Special Obligation RB	6.45%	09/01/37	5,219	5,638,921
Route 460 Funding Corp.;
Series 2012, Sr. Lien Toll Road CAB RB(e)	0.00%	07/01/44	13,050	2,611,305
Series 2012 A, Sr. Lien Toll Road RB	5.13%	07/01/49	8,870	9,692,160
Series 2012 B, Sr. Lien Toll Road CAB RB(e)	0.00%	07/01/34	3,000	1,050,030
Series 2012 B, Sr. Lien Toll Road CAB RB(e)	0.00%	07/01/35	2,855	946,147
Series 2012 B, Sr. Lien Toll Road CAB RB(e)	0.00%	07/01/36	2,310	718,225
Series 2012 B, Sr. Lien Toll Road CAB RB(e)	0.00%	07/01/37	4,185	1,232,692
Series 2012 B, Sr. Lien Toll Road CAB RB(e)	0.00%	07/01/38	3,000	836,250
Series 2012 B, Sr. Lien Toll Road CAB RB(e)	0.00%	07/01/42	11,350	2,543,421
Series 2012 B, Sr. Lien Toll Road CAB RB(e)	0.00%	07/01/43	12,200	2,581,276
Series 2012 B, Sr. Lien Toll Road CAB RB(e)	0.00%	07/01/45	10,285	1,944,585
The Farms of New Kent Community Development Authority;
Series 2006 B, Special Assessment RB	5.45%	03/01/36	7,000	4,148,130
Series 2006 C, Special Assessment RB	5.80%	03/01/36	7,250	4,247,557
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC);
Series 2012, Sr. Lien RB(b)	6.00%	01/01/37	22,710	26,412,411
Series 2012, Sr. Lien RB(b)	5.50%	01/01/42	36,500	40,430,685
Virginia (State of) Small Business Financing Authority (Express Lanes, LLC);
Series 2012, Sr. Lien RB(b)	5.00%	07/01/34	4,500	4,705,830
Series 2012, Sr. Lien RB(b)	5.00%	01/01/40	13,000	13,546,130
Virginia (State of) Small Business Financing Authority (Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC); Series 2009, RB(h)	9.00%	07/01/39	8,300	8,989,481
Washington (County of) Industrial Development Authority (Mountain States Health Alliance); Series 2009 C, Hospital Facility RB	7.75%	07/01/38	5,000	6,201,600
				212,847,508

Washington–3.02%
Grant (County of) Public Hospital District No. 3 (Columbia Basin Hospital);
Series 2012, Unlimited Tax GO Bonds	5.25%	12/01/29	1,155	1,232,604
Series 2012, Unlimited Tax GO Bonds	5.50%	12/01/36	2,000	2,131,180

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–(continued)
Greater Wenatchee (City of) Regional Events Center Public Facilities District; Series 2012 A, RB	5.50%	09/01/42	$3,420	$3,652,184
Kalispel Tribe of Indians; Series 2008, RB	6.75%	01/01/38	8,000	7,728,560
Kennewick (City of) Public Hospital District; Series 2001, Ref. & Improvement RB	6.30%	01/01/25	2,000	2,002,840
King (County of) Public Hospital District No. 4 (Snoqualmie Valley Hospital);
Series 2009, Ref. & Improvement Limited Tax GO Bonds	7.25%	12/01/38	9,625	9,930,979
Series 2011, Ref. & Improvement Limited Tax GO Bonds	6.75%	12/01/31	500	556,520
Series 2011, Ref. & Improvement Limited Tax GO Bonds	7.00%	12/01/40	4,000	4,450,360
King (County of);
Series 2010, Ref. Sewer RB(d)	5.00%	01/01/45	25,555	28,622,367
Series 2011 B, Ref. Sewer RB(d)	5.00%	01/01/34	38,540	44,368,404
Klickitat (County of) Public Hospital District No. 2 (Skyline Hospital);
Series 2007, Hospital RB	6.50%	12/01/38	2,000	2,041,460
Series 2007, RB	6.25%	12/01/28	3,645	3,730,184
Port of Seattle Industrial Development Corp. (Delta Airlines); Series 2012, Ref. Special Facilities RB(b)	5.00%	04/01/30	11,500	11,602,005
Skagit (County of) Public Hospital District No. 1 (Skagit Valley Hospital);
Series 2007, RB	5.75%	12/01/28	1,250	1,346,363
Series 2010, RB	5.75%	12/01/35	6,000	6,591,180
Series 2003, Ref. RB	6.00%	12/01/23	1,000	1,020,680
Series 2010, RB	6.00%	12/01/30	3,160	3,574,371
Washington (State of) Health Care Facilities Authority (Central Washington Health Services Association); Series 2009, RB	7.00%	07/01/39	9,145	10,631,520
Washington (State of) Health Care Facilities Authority (Kadlec Regional Medical Center); Series 2010, RB	5.50%	12/01/39	8,085	8,693,881
Washington (State of) Health Care Facilities Authority (MultiCare Health System); Series 2007 B, RB (INS–AGM)(c)	5.00%	08/15/41	1,000	1,071,690
Washington (State of) Health Care Facilities Authority (Seattle Cancer Care Alliance); Series 2009, RB	7.38%	03/01/38	11,300	13,947,138
Washington (State of) Health Care Facilities Authority (Swedish Health Services); Series 2009 A, RB(f)(j)	6.50%	11/15/14	1,500	1,658,175
Washington (State of) Health Care Facilities Authority; Series 2007 C, RB (INS–Radian)(c)	5.50%	08/15/42	3,000	3,176,580
Washington (State of) Higher Education Facilities Authority (Whitworth University); Series 2009, Ref. RB	5.63%	10/01/40	3,415	3,711,968
Washington (State of) Housing Finance Commission (Custodial Receipts Wesley Homes); Series 2008 A, Non-Profit RB(h)	6.20%	01/01/36	19,025	20,455,109
Washington (State of); Series 2009 E, Various Purpose Unlimited Tax GO Bonds(d)	5.00%	02/01/29	18,450	21,844,800
				219,773,102

West Virginia–0.48%
Harrison (County of) Commission (Allegheny Energy); Series 2007 D, Ref. Solid Waste Disposal RB(b)	5.50%	10/15/37	5,250	5,568,203
Harrison (County of) Commission (Charles Pointe No. 2);
Series 2008 A, Ref. Tax Increment Allocation RB	6.50%	06/01/23	1,320	1,401,668
Series 2008 A, Ref. Tax Increment Allocation RB	7.00%	06/01/35	1,500	1,576,935
Series 2008 B, Ref. Tax Increment Allocation RB	7.00%	06/01/28	1,000	896,420
West Virginia (State of) Hospital Finance Authority (Thomas Health System);
Series 2008, RB	6.00%	10/01/20	1,500	1,587,285
Series 2008, RB	6.50%	10/01/38	13,000	13,528,970
Series 2008, RB	6.75%	10/01/43	9,650	10,156,914
				34,716,395

Wisconsin–1.20%
Hudson (City of) (Christian Community Home, Inc.); Series 2003, Health Care Facility RB	6.50%	04/01/33	3,465	3,467,807
Milwaukee (City of) Redevelopment Authority (Academy of Learning & Leadership, Inc.); Series 2007 A, Education RB(a)	5.50%	08/01/22	300	89,955
Superior (City of) (Superior Water, Light & Power Co.); Series 2007 B, Collateralized Utility RB(b)	5.75%	11/01/37	4,000	4,270,920
Wisconsin (State of) Health & Educational Facilities Authority (AE Nursing Centers);
Series 2008, RB	7.15%	06/01/28	1,025	1,118,203
Series 2008, RB	7.25%	06/01/38	1,000	1,081,930

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Health & Educational Facilities Authority (Beaver Dam Community Hospitals, Inc.);
Series 2004 A, RB	6.50%	08/15/26	$250	$257,038
Series 2004 A, RB	6.75%	08/15/34	1,600	1,641,280
Wisconsin (State of) Health & Educational Facilities Authority (Community Memorial Hospital, Inc.);
Series 2003, RB	7.13%	01/15/22	1,570	1,584,318
Series 2003, RB	7.25%	01/15/33	2,355	2,368,942
Wisconsin (State of) Health & Educational Facilities Authority (Eastcastle Place, Inc.);
Series 2004, RB	6.00%	12/01/24	2,250	1,405,418
Series 2004, RB	6.13%	12/01/34	5,400	3,236,814
Wisconsin (State of) Health & Educational Facilities Authority (Marshfield Clinic); Series 2006 A, RB	5.13%	02/15/26	500	525,845
Wisconsin (State of) Health & Educational Facilities Authority (Middleton Glen, Inc.);
Series 1998, RB	5.75%	10/01/18	980	981,058
Series 1998, RB	5.75%	10/01/28	2,485	2,485,621
Series 1998, Special Term RB	5.90%	10/01/28	335	335,127
Wisconsin (State of) Health & Educational Facilities Authority (Reedsburg Area Medical Center, Inc.),
Series 2010 A, Ref. RB	6.00%	06/01/27	1,000	1,069,250
Series 2010 A, Ref. RB	6.10%	06/01/28	800	858,224
Wisconsin (State of) Health & Educational Facilities Authority (Southwest Health Center);
Series 2004 A, RB(f)(j)	6.13%	04/01/14	1,760	1,867,131
Series 2004 A, RB(f)(j)	6.25%	04/01/14	2,775	2,947,688
Wisconsin (State of) Health & Educational Facilities Authority (St. John’s Community, Inc.);
Series 2009 A, RB	7.25%	09/15/29	4,000	4,588,520
Series 2009 A, RB	7.63%	09/15/39	1,000	1,156,770
Wisconsin (State of) Health & Educational Facilities Authority (Tomah Memorial Hospital, Inc.);
Series 2003, RB(f)(j)	6.00%	07/01/13	100	101,855
Series 2003, RB(f)(j)	6.13%	07/01/13	150	152,847
Series 2003, RB(f)(j)	6.50%	07/01/13	1,200	1,224,300
Series 2003, RB(f)(j)	6.63%	07/01/13	1,750	1,786,190
Wisconsin (State of) Health & Educational Facilities Authority (Wisconsin Illinois Senior Housing, Inc.);
Series 2006, Ref. RB	5.50%	08/01/16	1,660	1,719,926
Series 2006, Ref. RB	5.80%	08/01/29	2,400	2,407,416
Series 2010, RB	7.00%	08/01/33	2,000	2,100,300
Series 2012, RB	5.75%	08/01/35	3,215	3,202,783
Series 2012, RB	5.88%	08/01/42	2,660	2,648,775
Wisconsin (State of) Public Finance Authority (Glenridge Palmer Ranch);
Series 2011 A, Continuing Care Retirement Community RB	7.00%	06/01/20	650	749,177
Series 2011 A, Continuing Care Retirement Community RB	7.75%	06/01/28	7,980	9,480,240
Series 2011 A, Continuing Care Retirement Community RB	8.00%	06/01/35	10,150	12,079,210
Series 2011 A, Continuing Care Retirement Community RB	8.25%	06/01/46	4,000	4,823,400
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2012, RB	5.75%	04/01/42	3,590	3,734,067
Wisconsin (State of) Public Finance Authority (Voyager Foundation Inc.);
Series 2012 A, Charter School RB	5.50%	10/01/22	780	801,013
Series 2012 A, Charter School RB	6.00%	10/01/32	1,475	1,519,339
Series 2012 A, Charter School RB	6.20%	10/01/42	1,300	1,342,588
				87,211,285

Wyoming–0.16%
Teton (County of) Hospital District (St. John’s Medical Center);
Series 2011 B, RB	5.50%	12/01/27	1,000	1,164,860
Series 2011 B, RB	6.00%	12/01/36	2,840	3,365,542
West Park Hospital District (West Park Hospital);
Series 2011, Ref. RB	7.00%	06/01/35	1,085	1,325,165
Series 2011 A, RB	7.00%	06/01/40	4,890	5,899,296
				11,754,863
Total Municipal Obligations (Cost $7,457,114,527)				7,771,703,564

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Bonds and Notes–0.00%
Specialized Consumer Services–0.00%
Sears Tyler Methodist Retirement Corp., Sub. Notes (Cost $0)	2.00%	02/25/48	$135	$108,243
TOTAL INVESTMENTS(o)—106.74% (Cost $7,457,114,527)				7,771,811,807
FLOATING RATE NOTE OBLIGATIONS–(7.97)%
Notes with interest rates ranging from 0.10% to 0.27% at 02/28/13 and contractual maturities of collateral ranging from 07/01/22 to 06/15/52 (See Note 1J)(p)				(580,525,000)
OTHER ASSETS LESS LIABILITIES–1.23%				89,893,086
NET ASSETS–100.00%				$7,281,179,893

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAN	– Bond Anticipation Notes
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	- Credit Enhancement Provider
Connie Lee	- Connie Lee Insurance Co.
Conv.	- Convertible
COP	– Certificates of Participation
Ctfs.	– Certificates
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer

Jr.	– Junior
LOC	– Letter of Credit
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax
RAC	– Revenue Anticipation Certificates
Radian	– Radian Asset Assurance, Inc.
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
TEMPS	– Tax-Exempt Mandatory Paydown Securities
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2013 was $76,359,089, which represented 1% of the Fund’s Net Assets.
(b)	Security subject to the alternative minimum tax.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)	Underlying security related to Dealer Trusts entered into by the Fund. See Note 1J.
(e)	Zero coupon bond issued at a discount.
(f)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2013.
(h)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2013 was $215,529,709, which represented 2.96% of the Fund’s Net Assets.
(i)	Defaulted security. Currently, the issuer is in default with respect to principal and interest payments. The aggregate value of these securities at February 28, 2013 was $29,862,159, which represented less than 1% of the Fund’s Net Assets.
(j)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(k)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(l)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2013.
(m)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(n)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(o)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5%.
(p)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at February 28, 2013. At February 28, 2013, the Fund’s investments with a value of $1,055,495,010 are held by Dealer Trusts and serve as collateral for the $580,525,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55                         Invesco High Yield Municipal Fund

Statement of Assets and Liabilities

February 28, 2013

Assets:
Investments, at value (Cost $7,457,114,527)	$7,771,811,807
Receivable for:
Investments sold	20,515,812
Fund shares sold	10,208,233
Interest	114,458,344
Fund expenses absorbed	26,121
Investment for trustee deferred compensation and retirement plans	109,573
Other assets	90,854
Total assets	7,917,220,744

Liabilities:
Floating rate note obligations	580,525,000
Payable for:
Investments purchased	13,020,459
Fund shares reacquired	14,458,759
Amount due custodian	10,109,664
Dividends	14,459,518
Accrued fees to affiliates	2,615,031
Accrued trustees’ and officers’ fees and benefits	15,831
Accrued other operating expenses	384,210
Trustee deferred compensation and retirement plans	452,379
Total liabilities	636,040,851
Net assets applicable to shares outstanding	$7,281,179,893

Net assets consist of:
Shares of beneficial interest	$7,664,130,198
Undistributed net investment income	15,862,455
Undistributed net realized gain (loss)	(713,510,040)
Unrealized appreciation	314,697,280
$7,281,179,893

Net Assets:
Class A	$4,981,494,047
Class B	$132,951,998
Class C	$1,237,888,890
Class Y	$920,379,433
Class R5	$8,465,525

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	489,915,504
Class B	13,015,348
Class C	121,980,355
Class Y	90,354,944
Class R5	831,733
Class A:
Net asset value per share	$10.17
Maximum offering price per share
(Net asset value of $10.17 ÷ 95.75%)	$10.62
Class B:
Net asset value and offering price per share	$10.22
Class C:
Net asset value and offering price per share	$10.15
Class Y:
Net asset value and offering price per share	$10.19
Class R5:
Net asset value and offering price per share	$10.18

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56                         Invesco High Yield Municipal Fund

Statement of Operations

For the year ended February 28, 2013

Investment income:
Interest	$415,093,912

Expenses:
Advisory fees	33,795,570
Administrative services fees	675,114
Custodian fees	185,668
Distribution fees:
Class A	11,530,798
Class B	386,900
Class C	11,496,168
Interest, facilities and maintenance fees	3,722,367
Transfer Agent Fees — A, B, C and Y	3,230,138
Transfer agent fees — R5	12,899
Trustees’ and officers’ fees and benefits	259,483
Other	1,660,660
Total expenses	66,955,765
Less: Expenses reimbursed and expense offset arrangement(s)	(4,508)
Net expenses	66,951,257
Net investment income	348,142,655

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(29,019,109)
Change in net unrealized appreciation of investment securities	350,208,027
Net realized and unrealized gain	321,188,918
Net increase in net assets resulting from operations	$669,331,573

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57                         Invesco High Yield Municipal Fund

Statement of Changes in Net Assets

For the years ended February 28, 2013 and February 29, 2012

	2013	2012
Operations:
Net investment income	$348,142,655	$301,074,401
Net realized gain (loss)	(29,019,109)	(107,535,322)
Change in net unrealized appreciation	350,208,027	554,275,491
Net increase in net assets resulting from operations	669,331,573	747,814,570

Distributions to shareholders from net investment income:
Class A	(258,944,546)	(210,221,166)
Class B	(8,723,241)	(11,919,037)
Class C	(55,954,425)	(43,435,326)
Class Y	(43,158,720)	(27,076,377)
Class R5	(893,935)	—
Total distributions from net investment income	(367,674,867)	(292,651,906)

Share transactions–net:
Class A	1,006,461,833	44,079,116
Class B	(37,640,385)	(105,961,920)
Class C	304,209,275	(6,657,898)
Class Y	456,744,618	(125,735,590)
Class R5	7,430,359	—
Net increase (decrease) in net assets resulting from share transactions	1,737,205,700	(194,276,292)
Net increase in net assets	2,038,862,406	260,886,372

Net assets:
Beginning of year	5,242,317,487	4,981,431,115
End of year (includes undistributed net investment income of $15,862,455 and $31,149,785, respectively)	$7,281,179,893	$5,242,317,487

Notes to Financial Statements

February 28, 2013

NOTE 1—Significant Accounting Policies

Invesco High Yield Municipal Fund, formerly Invesco Van Kampen High Yield Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Class R5. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

As of the close of business on September 4, 2012, the Fund has limited public sales of its shares to certain investors.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be

58                         Invesco High Yield Municipal Fund

considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.

Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Fund. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by

59                         Invesco High Yield Municipal Fund

the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $300 million	0.60%
Next $300 million	0.55%
Over $600 million	0.50%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2012, the Adviser has contractually agreed, through June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Class R5 shares to 1.50%, 2.25%, 2.25%, 1.25% and 1.25%, respectively, of average daily net assets. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.87%, 1.62%, 1.62% and 0.62%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.

For the year ended February 28, 2013, the Adviser reimbursed expenses of $2,411 for Class R5 shares.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

60                         Invesco High Yield Municipal Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 28, 2013, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2013, IDI advised the Fund that IDI retained $2,044,877 in front-end sales commissions from the sale of Class A shares and $127,490, $98,714 and $68,424 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Municipal Obligations	$—	$7,771,703,564	$—	$7,771,703,564
Bonds and Notes	—	—	108,243	108,243
Total Investments	$—	$7,771,703,564	$108,243	$7,771,811,807

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,097.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

61                         Invesco High Yield Municipal Fund

Inverse floating rate obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fees related to inverse floating rate note obligations during the year ended February 28, 2013 were $561,743,077 and 0.66%, respectively.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2013 and February 29, 2012:

	2013	2012
Ordinary income — tax exempt	$367,674,867	$292,651,906

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$17,491,440
Net unrealized appreciation — investments	289,598,368
Temporary book/tax differences	(439,541)
Capital loss carryforward	(689,600,572)
Shares of beneficial interest	7,664,130,198
Total net assets	$7,281,179,893
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, TOBs, book to tax accretion and amortization differences and defaulted securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2014	$7,041,918	$—	$7,041,918
February 28, 2015	14,397,352	—	14,397,352
February 28, 2016	162,672,266	—	162,672,266
February 28, 2017	261,369,579	—	261,369,579
February 28, 2018	77,334,684	—	77,334,684
February 28, 2019	42,986,977	—	42,986,977
Not subject to expiration	6,279,201	117,518,595	123,797,796
	$572,081,977	$117,518,595	$689,600,572

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of April 30, 2012, the date of reorganization of Invesco High Income Municipal Fund into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2013 was $2,432,942,028 and $1,248,332,466, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$572,554,437
Aggregate unrealized (depreciation) of investment securities	(282,956,069)
Net unrealized appreciation of investment securities	$289,598,368

Cost of investments for tax purposes is $7,482,213,439.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, taxable income and defaulted bonds and on February 28, 2013, undistributed net investment income was increased by $4,363,174, undistributed net realized gain (loss) was increased by

62                         Invesco High Yield Municipal Fund

$58,512,562 and shares of beneficial interest was decreased by $62,875,736. Further, as a result of tax deferrals acquired in the reorganization of Invesco High Income Municipal Fund into the Fund, undistributed net investment income was decreased by $118,292, undistributed net realized gain (loss) was decreased by $74,730,810 and shares of beneficial interest was increased by $74,849,102. These reclassifications had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Year ended February 28, 2013(a)		Year ended February 29, 2012
	Shares	Amount	Shares	Amount
Sold:
Class A	119,772,225	$1,196,470,258	53,757,689	$500,938,156
Class B	155,273	1,581,648	219,751	2,038,922
Class C	29,063,907	289,170,697	13,218,543	123,190,108
Class Y	50,676,109	507,890,291	21,543,148	199,141,707
Class R5(b)	195,041	1,904,680	—	—

Issued as reinvestment of dividends:
Class A	13,748,665	137,651,817	11,098,282	102,711,097
Class B	478,796	4,835,010	658,442	6,079,617
Class C	3,315,117	33,155,737	2,690,121	24,791,725
Class Y	3,277,984	32,996,797	2,496,177	22,949,072
Class R5	55,839	557,267	—	—

Issued in connection with acquisitions:(c)
Class A	38,941,092	380,289,898	—	—
Class B	1,360,176	13,344,973	—	—
Class C	14,758,854	143,978,139	—	—
Class Y	13,877,140	135,657,431	—	—
Class R5	7,799,579	76,242,015	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	4,096,565	41,032,498	8,856,002	81,149,693
Class B	(4,076,611)	(41,032,498)	(8,840,899)	(81,149,693)

Reacquired:
Class A	(74,600,894)	(748,982,638)	(69,903,626)	(640,719,830)
Class B	(1,628,805)	(16,369,518)	(3,610,978)	(32,930,766)
Class C	(16,185,427)	(162,095,298)	(16,925,016)	(154,639,731)
Class Y	(21,814,848)	(219,799,901)	(38,128,216)	(347,826,369)
Class R5	(7,218,726)	(71,273,603)	—	—
Net increase (decrease) in share activity	176,047,051	$1,737,205,700	(22,870,580)	$(194,276,292)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of April 30, 2012.
(c)	As of the opening of business on April 30, 2012, the Fund acquired all the net assets of Invesco High Income Municipal Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 30, 2011 and by the shareholders of the Target Fund on April 2, 2012. The acquisition was accomplished by a tax-free exchange of 76,736,841 shares of the Fund for 93,571,671 shares outstanding of the Target Fund as of the close of business on April 27, 2012. Each class of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund at the close of business on April 27, 2012. The Target Fund’s net assets at that date of $749,512,456, including $7,209,042 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $5,430,090,787 and $6,179,603,243 immediately after the acquisition.
The pro forma results of operations for the year ended February 28, 2013 assuming the reorganization had been completed on March 1, 2012, the beginning of the annual reporting period, are as follows:

Net investment income	$354,609,427
Net realized/unrealized gains	327,447,326
Change in net assets resulting from operations	$682,056,753

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed; it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since April 30, 2012.

63                         Invesco High Yield Municipal Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets		Supplemental ratio of expenses to average net assets (excluding interest, facilities and maintenance fees)(b)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/13	$9.71	$0.53	$0.49	$1.02	$(0.56)	$10.17	10.78	%(d)	$4,981,494	0.90	%(e)	0.84	%(e)	5.32	%(e)	19%
Year ended 02/29/12	8.85	0.57	0.85	1.42	(0.56)	9.71	16.56	(d)	3,766,082	0.93		0.85		6.24		16
Period ended 02/28/11	9.24	0.15	(0.40)	(0.25)	(0.14)	8.85	(2.72	)(d)	3,399,724	0.84	(f)	0.76	(f)	6.80	(f)	3
Year ended 11/30/10	9.07	0.57	0.15	0.72	(0.55)	9.24	8.07	(d)	3,875,386	0.91		0.84		6.10		20
Year ended 11/30/09	8.15	0.58	0.92	1.50	(0.58)	9.07	19.33	(g)	3,294,547	0.97		0.87		6.90		16
Year ended 11/30/08	10.61	0.59	(2.48)	(1.89)	(0.57)	8.15	(18.57	)(g)	2,662,943	1.21		0.86		5.96		49
Class B
Year ended 02/28/13	9.75	0.53	0.51	1.04	(0.57)	10.22	10.87	(d)(h)	132,952	0.90	(e)(h)	0.84	(e)(h)	5.32	(e)(h)	19
Year ended 02/29/12	8.85	0.60	0.85	1.45	(0.55)	9.75	16.89	(d)(h)	163,123	0.68	(h)	0.60	(h)	6.49	(h)	16
Period ended 02/28/11	9.24	0.14	(0.41)	(0.27)	(0.12)	8.85	(2.90	)(d)(h)	250,532	1.39	(f)(h)	1.31	(f)(h)	6.25	(f)(h)	3
Year ended 11/30/10	9.07	0.50	0.15	0.65	(0.48)	9.24	7.27	(d)	299,439	1.66		1.59		5.35		20
Year ended 11/30/09	8.15	0.51	0.93	1.44	(0.52)	9.07	18.46	(i)	316,094	1.72		1.62		6.15		16
Year ended 11/30/08	10.61	0.52	(2.49)	(1.97)	(0.49)	8.15	(19.21	)(i)	329,752	1.96		1.61		5.19		49
Class C
Year ended 02/28/13	9.69	0.46	0.49	0.95	(0.49)	10.15	9.97	(d)	1,237,889	1.65	(e)	1.59	(e)	4.57	(e)	19
Year ended 02/29/12	8.83	0.50	0.85	1.35	(0.49)	9.69	15.73	(d)	881,847	1.68		1.60		5.49		16
Period ended 02/28/11	9.23	0.13	(0.41)	(0.28)	(0.12)	8.83	(3.02	)(d)	813,001	1.59	(f)	1.51	(f)	6.05	(f)	3
Year ended 11/30/10	9.05	0.50	0.16	0.66	(0.48)	9.23	7.40	(d)	953,475	1.66		1.59		5.35		20
Year ended 11/30/09	8.14	0.51	0.92	1.43	(0.52)	9.05	18.36	(j)	799,982	1.72		1.62		6.09		16
Year ended 11/30/08	10.60	0.51	(2.48)	(1.97)	(0.49)	8.14	(19.22	)(j)	584,835	1.96		1.61		5.22		49
Class Y(l)
Year ended 02/28/13	9.73	0.56	0.49	1.05	(0.59)	10.19	11.04	(d)	920,379	0.65	(e)	0.59	(e)	5.57	(e)	19
Year ended 02/29/12	8.87	0.59	0.84	1.43	(0.57)	9.73	16.83	(d)	431,266	0.68		0.60		6.49		16
Period ended 02/28/11	9.26	0.15	(0.40)	(0.25)	(0.14)	8.87	(2.65	)(d)	518,173	0.59	(f)	0.51	(f)	7.05	(f)	3
Year ended 11/30/10	9.09	0.60	0.15	0.75	(0.58)	9.26	8.33	(d)	522,709	0.66		0.59		6.35		20
Year ended 11/30/09	8.17	0.59	0.93	1.52	(0.60)	9.09	19.57	(j)	281,752	0.72		0.62		6.94		16
Year ended 11/30/08	10.64	0.62	(2.50)	(1.88)	(0.59)	8.17	(18.39	)(j)	55,427	0.99		0.64		6.70		49
Class R5
Year ended 02/28/13(k)	9.79	0.46	0.42	0.88	(0.49)	10.18	9.16	(d)	8,466	0.67	(e)(f)(m)	0.63	(e)(f)	5.55	(e)(f)	19

(a)	Calculated using average shares outstanding.
(b)	For the years ended November 30, 2010 and prior, ratio does not exclude facilities and maintenance fees.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2013, the portfolio turnover calculation excludes the value of securities purchased of $729,359,150 and sold of $70,250,290 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco High Income Municipal Fund into the Fund.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s) of $4,612,319, $154,760, $1,149,617, $737,153 and $18,090 for Class A, Class B, Class C, Class Y and Class R5 shares, respectively.
(f)	Annualized.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.25%, 0.00% and 0.80% for the years ended February 28, 2013, February 29, 2012 and February 28, 2011, respectively.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(k)	Commencement date of April 30, 2012.
(l)	On June 1, 2010, Class I shares of Van Kampen High Yield Municipal Fund were reorganized into Class Y shares of the Fund.
(m)	For the year ended February 28, 2013, the Ratio of expenses to average net assets without fee waivers and/or expenses absorbed was 0.69%.

64                         Invesco High Yield Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco High Yield Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco High Yield Municipal Fund (formerly known as Invesco Van Kampen High Yield Municipal Fund; one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, the period ended February 28, 2011 and the year ended November 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended November 30, 2009 and prior were audited by another independent registered public accounting firm whose report dated January 22, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 26, 2013

Houston, Texas

65                         Invesco High Yield Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2012 through February 28, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/13)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/13)	Expenses Paid During Period[2]
A	$1,000.00	$1,040.30	$4.45	$1,020.43	$4.41	0.88%
B	1,000.00	1,040.30	4.45	1,020.43	4.41	0.88
C	1,000.00	1,036.50	8.23	1,016.71	8.15	1.63
Y	1,000.00	1,041.60	3.19	1,021.67	3.16	0.63
R5	1,000.00	1,041.50	3.49	1,021.37	3.46	0.69

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2012 through February 28, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

66                         Invesco High Yield Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year—end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2013:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

67                         Invesco High Yield Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy
[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	124	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll – 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None

T-2                         Invesco High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds inFund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds inFund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco High Yield Municipal Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242 VK-HYM-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders February 28, 2013

Invesco Intermediate Term Municipal Income Fund

Nasdaq:
A: VKLMX ■ B: VKLBX ■ C: VKLCX ■ Y: VKLIX

2 Letters to Shareholders
4 Performance Summary
4 Management Discussion
6 Long-Term Fund Performance
8 Supplemental Information
9 Schedule of Investments
25 Financial Statements
27 Notes to Financial Statements
33 Financial Highlights
34 Auditor's Report
35 Fund Expenses
36 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As it began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data and competing proposals on how to reduce the federal budget deficit increased investor uncertainty and hindered market performance. Throughout the reporting period, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                 Invesco Intermediate Term Municipal Income Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty.

Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco Intermediate Term Municipal Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2013, all share classes of Invesco Intermediate Term Municipal Income Fund, at net asset value (NAV), posted positive returns. The Fund’s Class A shares at NAV slightly underperformed the Fund’s broad market/style-specific benchmark, the Barclays Municipal Bond Index. The Fund’s relative underweight allocation on the long end of the yield curve was the main driver of underperformance versus the Barclays Municipal Bond Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/12 to 2/28/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.85%
Class B Shares	4.82
Class C Shares	4.07
Class Y Shares	5.11
Barclays Municipal Bond Index‚ (Broad Market/Style-Specific Index)	5.01

Source(s): ‚Lipper Inc.

How we invest

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

Under normal market conditions, we seek to achieve the Fund’s investment objective by investing at least 65% of the Fund’s total assets in municipal securities rated investment grade by at least one nationally recognized statistical rating organization – or if not rated, securities we determine to be of comparable quality – at the time of purchase. However, the Fund may not invest more than 20% of its total assets in unrated investment-grade securities.

Under normal market conditions, the Fund may invest up to 35% of its total assets in municipal securities rated below investment-grade and unrated municipal securities which we determine to be of comparable quality at the time of purchase. Lower-grade securities are commonly referred to as junk bonds and involve greater risks than investments in higher-grade securities. With respect to such investments, the Fund has not established any limit on the percentage of its portfolio that may be invested in securities in any one rating category.

The Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax (AMT). Accordingly, the Fund may not be a suitable investment for investors who are already subject to the AMT or could become subject to it as a result of an investment in the Fund.

We may sell securities based on factors such as degradation in credit quality, a decision to shorten or lengthen the Fund’s duration or reducing exposure to a particular sector or issuer.

Market conditions and your Fund

For the fiscal year ended February 28, 2013, the municipal market produced yet another year of positive performance. The Barclays Municipal Bond Index returned 5.01%, outperforming other fixed income indexes such as the Barclays U.S. Aggregate Index, which returned 3.12%; the Barclays Asset-Backed Securities Index, which returned 2.64%; the Barclays U.S. Mortgage-

Backed Securities Index, which returned 1.92%; and the Barclays U.S. Agency Index, which returned 1.88%.[1]

During the reporting period, municipal issuance, or lack thereof, coupled with strong net inflows into municipal bond funds, resulted in a favorable environment for municipal performance. Municipal bond issuance ended 2012 with $379 billion in gross new issues.[2] While the gross figure reflects a 29% increase from the 2011 level, it also marks the second consecutive year of net negative supply.[2] Concerns regarding tax reform and general economic uncertainty led investors to flock into municipal bond funds, and net inflows for calendar year 2012 were over $50 billion[3], a stark contrast from the $12 billion in net outflows that the category experienced in calendar year 2011.[3]

The financial situation at the state level generally continues to improve, as evidenced by the growth in tax revenues, which have increased for 11 consecutive quarters, according to data collected by the Rockefeller Institute.[4] The 11 quarters of growth in state tax collections came after five straight quarters of declines in collections were posted immediately following the recession.[4] Year-over-year state tax revenues increased by 2.7% in the third quarter of 2012, the most recent data available.[4] Despite these positive trends, overall tax collections remain weak compared to recent history. Nevertheless, state tax revenues were 1.4% higher in the third quarter of 2012 than they were in the same quarter of 2008.[4]

As we approached the end of the reporting period, we expected political, headline and event risk to remain elevated in 2013 as lawmakers consider various options to close the federal spending gap. We recognize that difficult budget and policy decisions are needed, and as a result we are avoiding investments that are highly dependent on federal aid.

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	86.1%
General Obligation Bonds	8.2
Pre-Refunded Bonds	1.6
Other	4.1

Total Net Assets	$717.7 million

Total Number of Holdings	479

Top Five Fixed Income Holdings

	Coupon	Maturity	% of Net Assets
1. Virginia (state of) Small Business Financing Authority (Carilion Clinic Obligated Group)	0.15%	07/01/42	1.6%
2. South Carolina (State of) Educational Facilities Authority (Furman University)	0.10	10/01/39	1.4
3. Phoenix Civic Improvement Corp.	5.00	07/01/28	1.3
4. Iowa Student Loan Liquidity Corp.	5.50	12/01/25	0.8
5. Chicago (City of) (O’Hare International AIrport)	5.00	01/01/26	0.8

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4 Invesco Intermediate Term Municipal Income Fund

    Fund performance was also driven by BBB-AAA5 credit quality spread tightening for most of the reporting period, largely a result of continued declining yields, strong demand and low tax-exempt issuance. As a result, lower credit quality sectors, namely A- and BBB-rated issues, outperformed higher-rated credits and contributed to relative performance as we held overweight exposure to these market segments. The Fund’s non-rated allocation also contributed to relative performance.

    At a sector level, our overweight position in hospital and special tax bonds contributed to Fund returns for the reporting period. Our significant underweight exposure to state general obligation bonds was the main detractor to relative Fund performance.

    In terms of the yield curve positioning, the Fund’s underweight exposure to the long end (20+ years) of the curve detracted from relative Fund returns as yields declined during most of the reporting period. Some of our yield curve and duration positioning was implemented through the use of inverse floating rate securities. Inverse floating rate securities are instruments that have an inverse relationship to a referenced interest rate. Inverse floating rate securities can be a more efficient means to manage duration, yield curve exposure and credit exposure and can potentially enhance yield.

    During the reporting period, leverage made a positive contribution to the performance of the Fund. The Fund achieved a leveraged position through the use of inverse floating rate securities. The Fund uses leverage because we believe that, over time, leveraging can provide opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    Thank you for investing in Invesco Intermediate Term Municipal Income Fund and for sharing our long-term investment horizon.

1	Source: Barclays
2	Source: Securities Industry and Financial Markets Association
3	Source: Morningstar
4	Source: The Nelson A. Rockefeller Institute of Government
5	Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

Thomas Byron Portfolio manager, is manager of Invesco Intermediate Term Municipal Income Fund. He joined Invesco in 2010. Mr. Byron earned a
BS in finance from Marquette University and an MBA in finance from DePaul University.

Robert Stryker Chartered Financial Analyst, portfolio manager, is manager of Invesco Intermediate Term Municipal Income Fund. He joined
Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois at Chicago.

Robert Wimmel Portfolio manager, is manager of Invesco Intermediate Term Municipal Income Fund. He joined Invesco in 2010.
Mr. Wimmel earned a BA in anthropology from the University of Cincinnati and an MA in economics from the University of Illinois at Chicago.

5 Invesco Intermediate Term Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 02/28/03

1	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart above and before tax table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

■

Zero coupon or pay-in-kind securities risk. The value, interest rates and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities.

About indexes used in this report

■	The Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Barclays U.S. Mortgage-Backed Securities Index represents mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
■	The Barclays Asset Backed Securities Index tracks the performance of debt securities backed by assets including credit card, home equity and auto loans that are rated investment grade or higher.
■

The Barclays U.S. Agency Index measures the performance of the agency sector of the US government bond market and is composed of investment-grade US dollar-denominated debentures issued by government and government-related agencies, including FNMA and FHLMC.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

6 Invesco Intermediate Term Municipal Income Fund

Average Annual Total Returns
As of 2/28/13, including maximum applicable sales charges

	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
Class A Shares
Inception (5/28/93)	5.01%	4.98%	4.86%
10 Years	4.20	4.16	4.07
5 Years	5.52	5.52	5.18
1 Year	2.20	2.20	2.83

Class B Shares
Inception (5/28/93)	4.84%	4.80%	4.67%
10 Years	4.20	4.16	4.00
5 Years	5.33	5.33	4.94
1 Year	-0.18	-0.18	1.53

Class C Shares
Inception (10/19/93)	4.10%	4.06%	3.95%
10 Years	3.70	3.66	3.53
5 Years	5.26	5.26	4.82
1 Year	3.07	3.07	3.03

Class Y Shares
Inception (8/12/05)	4.95%	4.93%	4.74%
5 Years	6.29	6.29	5.86
1 Year	5.11	5.11	4.63

Average Annual Total Returns
As of 12/31/12, the most recent calendar quarter end, including maximum applicable sales charges

	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
Class A Shares
Inception (5/28/93)	5.01%	4.97%	4.90%
10 Years	4.20	4.17	4.11
5 Years	4.89	4.89	4.75
1 Year	3.34	3.34	3.49

Class B Shares
Inception (5/28/93)	4.83%	4.79%	4.71%
10 Years	4.22	4.18	4.08
5 Years	4.66	4.66	4.50
1 Year	0.98	0.98	1.98

Class C Shares
Inception (10/19/93)	4.09%	4.05%	3.98%
10 Years	3.70	3.66	3.58
5 Years	4.61	4.61	4.42
1 Year	4.17	4.17	3.79

Class Y Shares
Inception (8/12/05)	4.91%	4.89%	4.78%
5 Years	5.64	5.64	5.44
1 Year	6.13	6.13	5.42

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Intermediate Term Municipal Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Intermediate Term Municipal Income Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Intermediate Term Municipal Income Fund (renamed Invesco Intermediate Term Municipal Income Fund). Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.76%, 0.76%, 1.51% and 0.51%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.89%, 0.89%, 1.64% and 0.64%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 2.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2005, the CDSC on Class B shares declines from 3% at the time of purchase to 0% at the beginning of the fifth year. For shares purchased after June 1, 2005, and before June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2013. See current prospectus for more information.

7 Invesco Intermediate Term Municipal Income Fund

Invesco Intermediate Term Municipal Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

■	Unless otherwise stated, information presented in this report is as of February 28, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Alternative minimum tax risk. All or a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
■

Call risk. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■

Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■

High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■

Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short-and long-term. If interest rates drop, your income from the Fund may drop as well.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■

Intermediate dollar-weighted average life risk. Market prices of municipal securities with intermediate lives generally fluctuate more in response to changes in interest rates than do market prices of municipal securities with shorter lives but generally fluctuate less than market prices of municipal securities with longer lives.

■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■

Medium and lower-grade municipal securities risk. Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore, many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

■

Municipal issuer focus risk. The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group is not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund’s net asset value also increases.

■

Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	VKLMX
Class B Shares	VKLBX
Class C Shares	VKLCX
Class Y Shares	VKLIX

8                Invesco Intermediate Term Municipal Income Fund

Schedule of Investments

February 28, 2013

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–102.01%
Alabama–0.37%
Pell City (City of) Special Care Facilities Financing Authority; Series 2012, RB	5.00%	12/01/21	$2,250	$2,657,880

Alaska–0.86%
Alaska (State of) Municipal Bond Bank Authority;
Series 2009 1, RB	5.00%	09/01/22	250	294,632
Series 2009 1, RB	5.25%	09/01/24	400	475,732
Alaska Railroad Corp. (FTA Section 5307 Urbanized Area Formula Funds & Section 5309 Fixed Guideway Modernization Formula Funds); Series 2007, Capital Grant Receipts RB (INS–NATL)(a)	5.00%	08/01/15	2,680	2,927,659
Matanuska-Susitna (Borough of) (Goose Creek Correctional Center);
Series 2009, Lease RB (INS–AGC)(a)	5.00%	09/01/19	1,000	1,233,840
Series 2009, Lease RB (INS–AGC)(a)	5.50%	09/01/23	1,000	1,222,290
				6,154,153

Arizona–4.68%
Glendale (City of) Industrial Development Authority (Midwestern University); Series 2010, RB	5.00%	05/15/26	2,000	2,203,760
Maricopa (County of) Industrial Development Authority (Catholic Healthcare West);
Series 2009 A, Health Facilities RB	5.00%	07/01/14	500	529,595
Series 2009 C, Health Facilities RB(b)(c)	5.00%	07/01/14	1,500	1,576,545
Maricopa County Pollution Control Corp. (Arizona Public Service Co.–Palo Verde); Series 2009 A, Ref. PCR(b)(c)	6.00%	05/01/14	2,400	2,530,128
Navajo County Pollution Control Corp.;
Series 2009 C, PCR(b)(c)	5.50%	06/01/14	1,000	1,052,130
Series 2009 E, PCR(b)(c)	5.75%	06/01/16	1,000	1,127,990
Phoenix (City of) Industrial Development Authority (Career Success Schools); Series 2009, Education RB	6.13%	01/01/20	500	514,990
Phoenix (City of) Industrial Development Authority (Rowan University); Series 2012, Lease RB	5.00%	06/01/27	3,000	3,392,880
Phoenix Civic Improvement Corp.,
Series 2013, Ref. Sr. Lien Airport RB(d)	5.00%	07/01/27	2,320	2,728,714
Series 2013, Ref. Sr. Lien Airport RB(d)	5.00%	07/01/28	7,680	8,995,738
Phoenix Civic Improvement Corp. Series 2008 B, Sr. Lien Airport RB(d)	5.00%	07/01/13	1,000	1,016,720
Pima (County of) Industrial Development Authority (Edkey Charter Schools); Series 2013, Ref. Education Facility RB	5.00%	07/01/25	750	747,248
Pima (County of) Industrial Development Authority (Global Water Resources, LLC); Series 2008, Water & Wastewater RB(d)	6.38%	12/01/18	441	472,337
Pima (County of); Series 2012 A, Sewer System RB	5.00%	07/01/23	1,100	1,348,875
Pinal (County of) Electric District No. 4; Series 2008, Electrical System RB	5.25%	12/01/18	500	579,400
Salt River Project Agricultural Improvement & Power District; Series 2009 A, Electric System RB	5.00%	01/01/22	1,000	1,194,730
University Medical Center Corp.; Series 2009, Hospital RB	5.25%	07/01/17	1,000	1,150,890
Yavapai (County of) Industrial Development Authority (Northern Arizona Healthcare System); Series 2011, Ref. Hospital Facility RB	5.25%	10/01/26	2,000	2,387,840
				33,550,510

California–10.05%
Adelanto (City of) Public Utility Authority (Utility System); Series 2009 A, Ref. RB	5.38%	07/01/19	1,000	1,111,770
Alhambra (City of) (Atherton Baptist Homes); Series 2010 B, RB	6.63%	01/01/17	595	596,113
California (State of) Health Facilities Financing Authority (Adventist Health System West); Series 2009 C, RB	5.00%	03/01/14	500	522,240
California (State of) Health Facilities Financing Authority (Catholic Healthcare West); Series 2009 F, RB(b)(c)	5.00%	07/01/14	500	526,410
California (State of) Municipal Finance Authority (Community Hospitals of Central California Obligated Group); Series 2007, COP	5.00%	02/01/21	2,000	2,170,580
California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB	5.00%	01/01/28	1,500	1,715,745

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Municipal Finance Authority (High Tech High-Chula Vista); Series 2008 B, Educational Facility RB(e)	5.50%	07/01/18	$875	$919,047
California (State of) Pollution Control Finance Authority; Series 2012, Water Furnishing RB(d)	5.00%	07/01/27	5,000	5,378,200
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2013 B-2, TEMPS-55SM RB	2.40%	10/01/20	1,250	1,254,462
California (State of) Statewide Communities Development Authority (Kaiser Permanente); Series 2012, Floating Rate RB(b)(c)	1.06%	05/01/17	2,000	2,000,000
California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB (CEP–FHA)	6.25%	08/01/24	1,740	2,138,965
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB	5.25%	11/15/14	555	568,969
Series 2009, Senior Living RB	6.25%	11/15/19	600	679,362
California (State of); Series 2012 A, Ref. Floating Rate Unlimited Tax GO Bonds(b)(c)	0.79%	05/01/15	1,750	1,750,000
Fresno (City of); Series 2010 A-1, Water System RB	5.50%	06/01/22	1,000	1,216,560
Irvine (City of) Public Facilities & Infrastructure Authority;
Series 2012 A, Special Assessment RB	4.00%	09/02/23	1,000	1,033,670
Series 2012 A, Special Assessment RB	4.50%	09/02/25	375	387,679
Series 2012 A, Special Assessment RB	4.50%	09/02/26	550	568,348
Los Angeles Unified School District (Election of 2004); Series 2009 I, Unlimited Tax GO Bonds	5.25%	07/01/22	3,200	3,863,232
Morongo Band of Mission Indians (The) (Enterprise Casino); Series 2008 B, RB(e)	5.50%	03/01/18	145	154,039
Murrieta (City of) Public Financing Authority; Series 2012, Ref. Special Tax RB	5.00%	09/01/23	1,000	1,150,540
Oakland (Port of); Series 2012 P, Ref. Sr. Lien RB(d)	5.00%	05/01/26	2,640	3,051,022
Palm Springs (City of) (Palm Springs International Airport); Series 2008, Ref. Sub. Airport Passenger Facility Charge RB(d)	5.30%	07/01/13	110	110,798
Palomar Pomerado Health (Election of 2004); Series 2007 A, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(f)	0.00%	08/01/16	1,880	1,801,698
Perris (City of) Public Financing Authority; Series 2006, Tax Allocation RB	4.75%	10/01/13	565	574,656
Rancho Cordova (City of) Community Facilities District No. 2003-1 (Sunridge Anatolia);
Series 2012, Ref. Special Tax RB	5.00%	09/01/22	575	612,611
Series 2012, Ref. Special Tax RB	5.00%	09/01/23	450	476,896
Regents of the University of California;
Series 2009 O, General RB(g)	5.75%	05/15/23	795	983,502
Series 2009 O, General RB(g)	5.75%	05/15/25	1,185	1,453,900
Richmond (City of) Joint Powers Financing Authority (Point Potrero); Series 2009 A, Lease RB	6.25%	07/01/24	1,500	1,771,485
Riverside (County of) (Public Safety Communication & Refunding); Series 2007 A, COP (INS–AMBAC)(a)	5.00%	11/01/14	3,500	3,744,790
Sacramento (County of); Series 2009 D, Sub. Passenger Facility Charge Grant Airport System RB	5.38%	07/01/26	2,000	2,366,800
San Buenaventura (City of) (Community Memorial Health System); Series 2011, RB	6.25%	12/01/20	1,000	1,177,560
San Diego (County of) Regional Airport Authority;
Series 2013 B, Sr. RB(d)	5.00%	07/01/23	700	858,585
Series 2013 B, Sr. RB(d)	5.00%	07/01/29	1,500	1,735,350
San Francisco (City & County of) Airport Commission (San Francisco International Airport); Series 2011 C, Ref. Second Series RB(d)	5.00%	05/01/23	2,000	2,370,640
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment);
Series 2009 D, Tax Allocation RB	6.00%	08/01/20	1,085	1,258,090
Series 2009 D, Tax Allocation RB	6.25%	08/01/22	1,000	1,147,680
Series 2011 D, Tax Allocation RB	6.63%	08/01/27	500	583,935
San Francisco (City & County of) Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements);
Series 2013 A, Ref. Special Tax RB	5.00%	08/01/27	750	822,585
Series 2013 B, Special Tax RB	5.00%	08/01/27	405	444,196
San Jose (City of); Series 2011 A-1, Airport RB(d)	5.25%	03/01/26	2,000	2,310,840
San Luis Obispo (County of) Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS–AGM)(a)	5.50%	08/01/26	3,195	3,831,188
Southern California Public Power Authority (Milford Wind Corridor); Series 2010 1, RB	5.00%	07/01/24	2,000	2,433,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Twin Rivers Unified School District (School Facility Bridge Funding Program); Series 2007, COP (INS–AGM)(a)(b)(c)	3.50%	05/31/13	$1,500	$1,504,335
Twin Rivers Unified School District; Series 2009, Unlimited Tax CAB GO BAN(f)	0.00%	04/01/14	3,700	3,664,295
West Contra Costa Unified School District (Election of 2005); Series 2008 B, Unlimited Tax GO Bonds	6.00%	08/01/23	1,000	1,293,860
				72,091,128

Colorado–1.49%
Colorado (State of) Health Facilities Authority (Christian Living Communities); Series 2006 A, RB	5.25%	01/01/15	500	519,900
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3);
Series 2010, Private Activity RB	5.00%	01/15/22	750	860,385
Series 2010, Private Activity RB	5.25%	07/15/19	1,000	1,171,910
Colorado Springs (City of); Series 2003 A, Sub. Lien Utilities System Improvement RB(b)(h)	5.00%	11/15/13	1,560	1,614,069
Denver (City & County of) (Justice System);
Series 2008, Unlimited Tax GO Bonds(g)	5.00%	08/01/24	2,000	2,379,800
Series 2008, Unlimited Tax GO Bonds(g)	5.00%	08/01/25	500	593,225
Denver (City & County of); Series 2012 A, Airport System RB(d)	5.00%	11/15/22	500	611,590
Plaza Metropolitan District No. 1;
Series 2013, Ref. Tax Allocation RB	5.00%	12/01/21	1,045	1,168,164
Series 2013, Ref. Tax Allocation RB	5.00%	12/01/22	500	555,840
University of Colorado; Series 2009 A, Enterprise System RB	5.50%	06/01/25	1,000	1,221,610
				10,696,493

Connecticut–0.20%
Connecticut (State of) Development Authority (Aquarion Water Co.); Series 2011, Water Facilities RB(d)	5.50%	04/01/21	1,000	1,177,060
Hamden (Town of) (Whitney Center); Series 2009 B, Entrance Fee Principal Redemption RB	6.13%	01/01/14	265	265,405
				1,442,465

Delaware–0.07%
New Castle (County of) (Newark Charter School, Inc.); Series 2006, RB	5.00%	09/01/22	500	519,365

District of Columbia–1.16%
District of Columbia (Provident Group–Howard Properties LLC); Series 2013, Student Dormitory RB	5.00%	10/01/30	2,000	2,166,240
District of Columbia;
Series 2007 C, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	06/01/16	2,325	2,642,456
Series 2007 C, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	06/01/19	3,000	3,538,620
				8,347,316

Florida–7.87%
Brevard County School District; Series 2004 B, Ref. COP (INS–NATL)(a)	5.00%	07/01/20	1,000	1,059,000
Broward (County of);
Series 2012 P-2, Ref. Airport System RB	5.00%	10/01/25	1,000	1,195,530
Series 2012 P-2, Ref. Airport System RB	5.00%	10/01/26	1,000	1,188,540
Citizens Property Insurance Corp. (Coastal Account); Series 2011 A-1, Sr. Sec. RB	5.00%	06/01/20	1,000	1,189,290
Citizens Property Insurance Corp. (High Risk Account); Series 2010 A-1, Sr. Sec. RB	5.25%	06/01/17	2,000	2,321,420
Citizens Property Insurance Corp.; Series 2012 A-1, Sr. Sec. RB	5.00%	06/01/22	2,000	2,388,080
Florida (State of) Municipal Loan Council; Series 2007 A, RB (INS–NATL)(a)	5.00%	10/01/13	1,630	1,672,690
Florida (State of) Municipal Power Agency (St. Lucie); Series 2011 B, RB	5.00%	10/01/26	2,000	2,352,260
Florida (State of) Ports Financing Commission (State Transportation Trust Fund); Series 2011 A, Ref. RB	5.00%	10/01/27	1,000	1,188,790
Florida State Board of Education; Series 2005 A, Lottery RB (INS–AMBAC)(a)	5.00%	07/01/19	2,500	2,789,400
Highlands (County of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group); Series 2008 A, Hospital RB(b)(c)	6.50%	11/17/15	3,000	3,453,240
Jacksonville (City of) (Better Jacksonville); Series 2012 A, Ref. Sales Tax RB	5.00%	10/01/26	1,000	1,205,390
Martin (County of) Health Facilities Authority (Martin Memorial Medical Center);
Series 2012, RB	5.00%	11/15/24	1,990	2,257,356
Series 2012, RB	5.50%	11/15/32	1,670	1,892,728

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Miami-Dade (County of) Educational Facilities Authority (University of Miami);
Series 2012 A, RB	5.00%	04/01/24	$815	$982,238
Series 2012 A, RB	5.00%	04/01/25	1,000	1,191,730
Miami-Dade (County of);
Series 2007, Ref. Gtd. Entitlement RB (INS–NATL)(a)	5.00%	08/01/13	1,810	1,843,974
Series 2012, Transit System Sales Surtax RB	5.00%	07/01/24	2,250	2,705,580
Series 2012 A, Ref. Aviation RB(d)	5.00%	10/01/23	2,000	2,388,620
Series 2012 A, Ref. Sub. Special Obligation RB	5.00%	10/01/28	3,000	3,487,290
Orange (County of) Health Facilities Authority (Orlando Lutheran Towers, Inc.); Series 2005, Ref. RB	5.38%	07/01/20	500	512,505
Orlando (City of) & Orange (County of) Expressway Authority;
Series 2012, Ref. RB	5.00%	07/01/20	1,250	1,530,650
Series 2012, Ref. RB	5.00%	07/01/23	1,000	1,219,670
Osceola (County of); Series 2007, Ref. Infrastructure Sales Surtax RB (INS–AMBAC)(a)	5.00%	10/01/13	3,140	3,221,075
Palm Beach County School District; Series 2007 D, Ref. COP (INS–NATL)(a)	5.00%	08/01/13	3,735	3,805,778
Putnam (County of) Development Authority (Seminole Electric Cooperative); Series 2007 A, Ref. PCR (INS–AMBAC)(a)(b)(c)	5.35%	05/01/18	1,000	1,185,020
Seminole Indian Tribe of Florida; Series 2007 A, Special Obligation RB(e)	5.75%	10/01/22	750	835,110
St. Lucie (County of); Series 2007, Transportation RB (INS–AMBAC)(a)	5.00%	08/01/13	1,000	1,019,180
Tallahassee (City of) & Leon (County of) Blueprint 2000 Intergovernmental Agency;
Series 2007, Sales Tax RB (INS–NATL)(a)	5.00%	10/01/13	1,605	1,645,414
Series 2007, Sales Tax RB (INS–NATL)(a)	5.00%	10/01/14	1,500	1,596,915
Tampa (City of); Series 2010, Ref. Solid Waste System RB (INS–AGM)(a)(d)	5.00%	10/01/18	1,000	1,164,100
				56,488,563

Georgia–0.83%
Atlanta (City of) (Beltline); Series 2009 B, Tax Allocation RB	6.75%	01/01/20	870	1,110,364
Atlanta (City of) (Eastside); Series 2005 B, Tax Allocation RB	5.40%	01/01/20	1,200	1,300,032
Atlanta (City of); Series 2009 A, Water & Wastewater RB	5.25%	11/01/17	1,500	1,784,610
Fulton (County of) Development Authority (Robert Woodruff); Series 2009 B, Ref. RB	5.25%	03/15/24	1,000	1,138,210
Putnam (County of) Development Authority (Georgia Power Co.); First Series 1996, PCR	5.10%	06/01/23	600	607,470
				5,940,686

Guam–0.86%
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB	5.25%	12/01/17	1,000	1,117,280
Series 2009 A, Limited Obligation RB	5.50%	12/01/18	1,000	1,141,310
Guam (Territory of) Power Authority;
Series 2012 A, Ref. RB (INS–AGM)(a)	5.00%	10/01/21	1,500	1,821,630
Series 2012 A, Ref. RB (INS–AGM)(a)	5.00%	10/01/22	1,700	2,070,957
				6,151,177

Hawaii–0.19%
Hawaii (State of) Department of Budget & Finance (Kahala Nui); Series 2003 A, Special Purpose RB(b)(h)	7.88%	11/15/13	250	268,530
Hawaii (State of) Department of Budget & Finance; Series 2012, Ref. Special Purpose Senior Living RB	5.00%	11/15/27	1,000	1,092,830
				1,361,360

Idaho–0.17%
Idaho (State of) Health Facilities Authority (St. Luke’s Health System); Series 2008 A, RB	6.50%	11/01/23	500	596,135
Idaho (State of) Housing & Finance Association; Series 2008 A, Class I, Single Family Mortgage RB(d)	5.00%	07/01/17	585	599,824
				1,195,959

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–9.74%
Bartlett (Village of) (Quarry Redevelopment); Series 2007, Ref. Sr. Lien Tax Increment Allocation RB	5.60%	01/01/23	$1,000	$969,780
Bourbonnais (Village of) (Olivet Nazarene University); Series 2010, Industrial Project RB	5.13%	11/01/25	1,500	1,662,750
Chicago (City of) (Metramarket Chicago); Series 2010 A, COP	6.87%	02/15/24	1,156	1,243,781
Chicago (City of) (O’Hare International Airport); Series 2012 A, Ref. Sr. Lien General Airport RB(d)	5.00%	01/01/26	5,000	5,690,200
Chicago (City of) (Roosevelt Square/ABLA Redevelopment); Series 2009 A, Ref. COP	7.13%	03/15/22	847	857,113
Chicago (City of) Board of Education; Series 2007 D, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	12/01/17	1,010	1,172,590
Chicago (City of) Metropolitan Water Reclamation District; Series 2011 B, Capital Improvement Limited Tax GO Bonds(g)	5.00%	12/01/24	3,000	3,668,160
Chicago (City of) Transit Authority (FTA Section 5309 Fixed Guideway Modernization Formula Funds);
Series 2008, Capital Grant Receipts RB (INS–AGC)(a)	5.25%	06/01/23	2,200	2,524,324
Series 2008, Capital Grant Receipts RB (INS–AGC)(a)	5.25%	06/01/24	3,965	4,500,672
Chicago (City of) Transit Authority; Series 2011, Sales Tax Receipts RB	5.25%	12/01/27	1,000	1,197,410
Chicago (City of); Series 2011, COP	7.13%	05/01/21	750	826,403
Cook (County of); Series 2012 C, Ref. Unlimited Tax GO Bonds	5.00%	11/15/23	2,000	2,416,320
Hodgkins (Village of); Series 2005, Ref. Sr. Lien Tax Increment Allocation RB	5.00%	01/01/14	500	513,505
Huntley (Village of) Special Service Area No. 7; Series 2007, Ref. Special Tax RB (INS–AGC)(a)	4.60%	03/01/17	660	702,115
Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2008 D, RB	6.13%	11/01/23	1,000	1,224,380
Illinois (State of) Finance Authority (Art Institute of Chicago); Series 2009 A, RB	5.25%	03/01/19	1,000	1,205,880
Illinois (State of) Finance Authority (Edward Hospital Obligated Group);
Series 2008 A, RB (INS–AMBAC)(a)	6.00%	02/01/23	900	1,028,142
Series 2008 A, RB (INS–AMBAC)(a)	6.00%	02/01/24	1,175	1,335,305
Series 2008 A, RB (INS–AMBAC)(a)	6.00%	02/01/26	380	431,304
Illinois (State of) Finance Authority (Fairview Obligated Group); Series 2008 A, Ref. RB(i)	6.00%	08/15/22	750	7,305
Illinois (State of) Finance Authority (Loyola University of Chicago); Series 2012 B, RB	5.00%	07/01/26	1,000	1,188,290
Illinois (State of) Finance Authority (Lutheran Home & Services); Series 2012, Ref. RB	5.00%	05/15/22	2,000	2,108,560
Illinois (State of) Finance Authority (Northwestern Memorial Hospital); Series 2009 B, RB	5.00%	08/15/16	1,890	2,149,043
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2010 D-2, TEMPS-65SM RB	7.00%	11/15/15	2,000	2,001,040
Illinois (State of) Finance Authority (Sherman Health System);
Series 1997, RB (INS–AMBAC)(a)	5.25%	08/01/17	1,500	1,504,320
Series 1997, RB (INS–AMBAC)(a)	5.25%	08/01/22	1,000	1,001,920
Illinois (State of) Finance Authority (Silver Cross Hospital & Medical Centers); Series 2008, Ref. RB	6.00%	08/15/23	2,000	2,250,900
Illinois (State of) Finance Authority (The Landing at Plymouth Place); Series 2005 A, RB	5.25%	05/15/14	500	498,655
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2012 B, RB(g)	5.00%	12/15/20	5,000	6,167,150
Series 2012 B, RB(g)	5.00%	06/15/23	3,500	4,299,330
Illinois (State of) Municipal Electric Agency; Series 2007 A, Power Supply System RB (INS–NATL)(a)	5.00%	02/01/15	1,000	1,082,030
Illinois (State of); Series 2012, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	08/01/22	1,250	1,448,325
Lake County Community Consolidated School District No. 73 (Hawthorn); Series 2002, Unlimited Tax CAB GO Bonds(f)(h)	0.00%	12/01/21	330	281,213
Madison & Jersey Counties Community Unit School District No. 11 (Alton); Series 2002, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(f)	0.00%	12/01/20	2,900	2,358,106
Railsplitter Tobacco Settlement Authority;
Series 2010, RB	5.25%	06/01/21	3,000	3,621,480
Series 2010, RB	5.38%	06/01/21	525	638,636
Round Lake Beach (Village of); Series 2003, Tax Increment Allocation RB	4.65%	12/15/13	160	160,317
University of Illinois; Series 2011 A, Auxiliary Facilities System RB	5.00%	04/01/26	3,425	3,988,652
				69,925,406

Indiana–4.22%
Carmel (City of) Redevelopment Authority; Series 2006, RB (INS–NATL)(a)	5.00%	07/01/22	1,000	1,127,280
Hobart Building Corp.; Series 2006, First Mortgage RB (INS–NATL)(a)	5.50%	07/15/13	830	846,318
Indiana (State of) Finance Authority (Community Foundation of Northwest Indiana); Series 2007, Hospital RB	5.50%	03/01/22	500	555,460

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana–(continued)
Indiana (State of) Finance Authority (Indianapolis Power & Light Co.); Series 2009 A, Ref. Environmental Facilities RB	4.90%	01/01/16	$2,000	$2,186,400
Indiana (State of) Finance Authority (Sisters of St. Francis Health Services);
Series 2006 E, Ref. Health System RB (INS–AGM)(a)	5.25%	11/01/24	365	418,870
Series 2006 E, Ref. Health System RB (INS–AGM)(a)	5.25%	11/01/25	200	228,330
Series 2006 E, Ref. Health System RB (INS–AGM)(a)	5.25%	11/01/26	175	198,555
Indiana (State of) Finance Authority; Series 1993 A, Highway CAB RB (INS–AMBAC)(a)(f)	0.00%	12/01/16	1,695	1,642,794
Indiana (State of) Municipal Power Agency; Series 2009 B, Power Supply System RB	5.25%	01/01/24	500	595,690
Indianapolis (City of) Airport Authority (Fed Ex Corp.); Series 2004, Ref. Special Facilities RB(d)	5.10%	01/15/17	760	863,983
Lake Central Multi-District School Building Corp.; Series 2012 B, First Mortgage RB	5.00%	07/15/23	1,000	1,232,620
Merrillville Multi-School Building Corp.;
Series 2008, First Mortgage RB	5.00%	01/15/17	1,260	1,433,842
Series 2008, First Mortgage RB	5.00%	07/15/17	1,285	1,481,233
Michigan City Area-Wide School Building Corp.;
Series 2002, First Mortgage CAB RB (INS–NATL)(a)(f)	0.00%	01/15/17	2,000	1,912,960
Series 2002, First Mortgage CAB RB (INS–NATL)(a)(f)	0.00%	01/15/18	3,000	2,776,980
Noblesville High School Building Corp.;
Series 1993, First Mortgage CAB RB (INS–AMBAC)(a)(f)	0.00%	02/15/19	1,850	1,642,763
Series 2007, Ref. First Mortgage RB (INS–AMBAC)(a)	5.00%	07/10/13	2,475	2,517,347
North Side High School Building Corp.; Series 2003, First Mortgage RB (INS–AGM)(a)	5.25%	07/15/13	2,910	2,966,687
Northwest Allen School Building Corp.;
Series 2008, First Mortgage RB (INS–AGM)(a)	5.00%	07/15/16	1,395	1,576,085
Series 2008, First Mortgage RB (INS–AGM)(a)	5.00%	07/15/19	3,200	3,677,792
St. Joseph (County of) (Holy Cross Village at Notre Dame); Series 2006 A, Economic Development RB	5.75%	05/15/13	400	402,464
				30,284,453

Iowa–2.48%
Altoona (City of); Series 2008, Annual Appropriation Urban Renewal Tax Increment RB	5.63%	06/01/23	1,000	1,115,940
Ames (City of) (Mary Greeley Medical Center); Series 2011, Hospital RB	5.50%	06/15/30	2,255	2,559,402
Coralville (City of); Series 2006 D, COP	5.25%	06/01/22	500	522,775
Iowa (State of) Finance Authority (Drake University); Series 2007, Private University RB (INS–AGC)(a)	5.00%	04/01/13	1,210	1,214,223
Iowa (State of) Finance Authority (Iowa Health System); Series 2005 A, Health Facilities RB (INS–AGC)(a)	5.00%	02/15/19	1,000	1,200,220
Iowa (State of) Finance Authority (Mercy Medical Center);
Series 2012, Health Facilities RB	4.00%	08/15/22	1,905	2,117,160
Series 2012, Health Facilities RB	4.00%	08/15/23	1,200	1,320,024
Iowa (State of) Finance Authority (Western Home); Series 2012, Ref. Health Care Facilities RB	5.00%	12/01/27	2,000	2,010,600
Iowa Student Loan Liquidity Corp.; Sr. Series 2011 A-2, RB(d)	5.50%	12/01/25	5,000	5,721,650
				17,781,994

Kansas–1.35%
Harvey County Unified School District No. 373 (Newton); Series 2007, Ref. & Improvement Unlimited Tax GO Bonds (INS–NATL)(a)	5.00%	09/01/19	2,630	3,106,056
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group); Series 2009 C, Hospital RB	5.50%	11/15/23	1,000	1,199,370
Kansas (State of) Development Finance Authority (Hays Medical Center Inc.); Series 2005 L, Health Facilities RB	5.25%	11/15/16	500	555,805
Kansas (State of) Development Finance Authority (University of Kansas Health System); Series 2011 H, Health Facilities RB	5.00%	03/01/31	1,000	1,096,740
Olathe (City of) (Olathe Medical Center); Series 2008, VRD Health Facilities RB (LOC-Bank of America, N.A.)(j)(k)	0.14%	09/01/32	1,965	1,965,000
Wyandotte (County of) & Kansas City (City of) Unified Government (Board of Public Utilities); Series 2012 A, Ref. Utility System RB	5.00%	09/01/26	1,500	1,785,120
				9,708,091

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kentucky–1.58%
Breckinridge (County of) (Kentucky Association of Counties Leasing Trust); Series 1999, VRD Lease Program RB (LOC-U.S. Bank, N.A.)(j)(k)	0.13%	12/01/29	$4,615	$4,615,000
Kentucky (State of) Asset/Liability Commission (Federal Highway Trust Fund First Series); Series 2007, RN (INS–NATL)(a)	5.00%	09/01/14	1,800	1,925,748
Kentucky (State of) Economic Development Finance Authority (Baptist Healthcare System);
Series 2009 A, Hospital RB	5.00%	08/15/18	1,000	1,178,230
Series 2009 A, Hospital RB	5.38%	08/15/24	1,000	1,154,140
Kentucky Housing Corp.; Series 2008 A, RB(d)	5.00%	01/01/23	310	331,595
Louisville & Jefferson (County of) Regional Airport Authority; Series 2003 C, Airport Systems RB (INS–AGM)(a)(d)	5.50%	07/01/17	1,000	1,013,260
Paducah (City of) Electric Plant Board; Series 2009 A, RB (INS–AGC)(a)	5.00%	10/01/25	1,000	1,143,770
				11,361,743

Louisiana–1.76%
Lakeshore Villages Master Community Development District; Series 2007, Special Assessment RB(i)	5.25%	07/01/17	593	237,419
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Bossier City Public Improvement);
Series 2007, RB (INS–AMBAC)(a)	5.00%	11/01/13	1,320	1,358,240
Series 2007, RB (INS–AMBAC)(a)	5.00%	11/01/15	1,200	1,324,560
Louisiana (State of) Stadium & Exposition District; Series 2013 A, Ref. Sr. RB	5.00%	07/01/29	1,845	2,136,252
Louisiana Citizens Property Insurance Corp.;
Series 2006 B, Assessment RB (INS–AMBAC)(a)	5.00%	06/01/20	1,000	1,110,870
Series 2009 C-1, Assessment RB (INS–AGC)(a)	5.88%	06/01/23	1,000	1,212,050
New Orleans (City of) Aviation Board;
Series 2009 A-1, Ref. & Restructuring General Airport RB (INS–AGC)(a)	5.00%	01/01/18	1,235	1,417,113
Series 2009 A-1, Ref. & Restructuring General Airport RB (INS–AGC)(a)	5.00%	01/01/19	500	582,150
New Orleans (City of) Port Board of Commissioners; Series 2013 B, Ref. Port Facility RB(d)	5.00%	04/01/29	1,950	2,178,365
St. Charles (Parish of) (Valero Energy Corp.); Series 2010, Gulf Opportunity Zone RB(b)(c)	4.00%	06/01/22	1,000	1,104,110
				12,661,129

Maine–0.32%
Maine (State of) Health & Higher Educational Facilities Authority (Eastern Maine Medical Center Obligated Group);
Series 2013, RB	5.00%	07/01/26	1,000	1,139,890
Series 2013, RB	5.00%	07/01/27	1,000	1,131,490
				2,271,380

Maryland–2.41%
Maryland (State of) Health & Higher Educational Facilities Authority (Adventist Healthcare); Series 2011 A, RB	6.00%	01/01/26	4,500	5,527,665
Maryland (State of) Health & Higher Educational Facilities Authority (Charlestown Community); Series 2010, RB	5.50%	01/01/22	1,000	1,152,730
Maryland (State of) Health & Higher Educational Facilities Authority (Frederick Memorial Hospital); Series 2012 A, RB	5.00%	07/01/22	1,000	1,192,390
Maryland (State of) Health & Higher Educational Facilities Authority (LifeBridge Health);
Series 2011, RB	6.00%	07/01/23	335	416,214
Series 2011, RB	6.00%	07/01/25	200	246,888
Maryland (State of) Health & Higher Educational Facilities Authority (The Johns Hopkins Health System Obligated Group); Series 2008 B, RB(b)(c)	5.00%	05/15/15	500	546,890
Maryland (State of) Health & Higher Educational Facilities Authority (Washington County Hospital); Series 2008, RB	5.25%	01/01/23	250	273,688
Maryland (State of) Transportation Authority; Series 2008, Grant & RAB	5.25%	03/01/20	3,000	3,698,370
Maryland Economic Development Corp. (Transportation Facilities); Series 2010 A, RB	5.13%	06/01/20	2,250	2,618,640
Maryland Economic Development Corp. (University of Maryland College Park);
Series 2003, Student Housing RB(h)	5.75%	06/01/13	625	634,087
Series 2006, Ref. Student Housing RB (INS–AGC)(a)	5.00%	06/01/13	1,000	1,008,490
				17,316,052

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts–0.96%
Massachusetts (State of) Development Finance Agency (Berkshire Health System); Series 2012 G, RB	5.00%	10/01/26	$1,000	$1,144,350
Massachusetts (State of) Development Finance Agency (Carleton Willard Village); Series 2010, RB	5.25%	12/01/25	650	715,312
Massachusetts (State of) Development Finance Agency (Dominion Energy Brayton); Series 2009 1, Ref. Solid Waste Disposal RB(b)(c)	5.75%	05/01/19	1,500	1,832,400
Massachusetts (State of) Development Finance Agency (Merrimack College);
Series 2012 A, RB	5.00%	07/01/20	700	816,179
Series 2012 A, RB	5.00%	07/01/21	1,410	1,651,872
Massachusetts (State of) Development Finance Agency (Quincy Medical Center); Series 2008 A, RB(i)	5.85%	01/15/18	300	1,542
Massachusetts (State of) Development Finance Agency (Sabis International Charter School); Series 2009 A, RB	6.70%	04/15/21	500	584,255
Massachusetts (State of) Development Finance Agency (The Groves in Lincoln); Series 2009 B-2, Senior Living Facility RB	6.25%	06/01/14	215	107,504
				6,853,414

Michigan–3.41%
Brandon School District;
Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	05/01/16	1,425	1,613,442
Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	05/01/18	1,410	1,686,811
Dearborn School District; Series 2007, Ref. Unlimited Tax GO Bonds (INS–NATL)(a)	5.00%	05/01/16	2,480	2,807,955
Greenville Public Schools;
Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	05/01/16	1,410	1,593,610
Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	05/01/18	1,235	1,467,180
Kent (County of) Hospital Finance Authority (Spectrum Health System); Series 2008 A, RB(b)(c)	5.50%	01/15/15	1,000	1,089,330
Lansing (City of) Board of Water & Light; Series 2008 A, Water Supply, Steam, Chilled Water & Electric Utility System RB	5.00%	07/01/24	1,000	1,129,320
Michigan (State of) Strategic Fund (The Dow Chemical Co.); Series 2003 A-1, Ref. Limited Obligation RB(b)(c)(d)	6.75%	06/02/14	2,000	2,144,380
Traverse City Area Public Schools;
Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	05/01/17	2,300	2,690,149
Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	05/01/18	2,280	2,727,610
Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	05/01/19	2,260	2,675,772
Wayne (County of) Airport Authority (Detroit Metropolitan Airport); Series 2012 D, Ref. RB(d)	5.00%	12/01/28	2,500	2,835,250
				24,460,809

Minnesota–0.09%
Minneapolis (City of) (Fairview Health Services); Series 2008 A, Health Care System RB	6.38%	11/15/23	500	610,195

Mississippi–0.14%
Mississippi Business Finance Corp. (System Energy Resources, Inc.); Series 1998, PCR	5.88%	04/01/22	1,000	1,003,280

Missouri–2.89%
Cape Girardeau (County of) Industrial Development Authority (St. Francis Medical Center); Series 2009 A, Health Facilities RB	5.00%	06/01/21	525	596,836
Fenton (City of) (Gravois Bluffs Redevelopment); Series 2006, Ref. Tax Increment Allocation RB	5.00%	04/01/13	500	501,670
Ferguson (City of) (Crossing at Halls Ferry); Series 2005, Ref. Tax Increment Allocation RB	5.50%	04/01/14	610	622,279
Kansas City (City of) (Shoal Creek Parkway); Series 2011, Tax Increment Allocation RB	5.00%	06/01/21	340	355,130
Kansas City (City of) Industrial Development Authority (Downtown Redevelopment District);
Series 2011 A, Ref. RB	5.50%	09/01/23	1,000	1,231,660
Series 2011 A, Ref. RB	5.50%	09/01/24	2,000	2,434,200
Series 2011 A, Ref. RB	5.50%	09/01/28	2,000	2,326,500
Kansas City (City of) Industrial Development Authority (Plaza Library); Series 2004, RB	6.00%	03/01/16	595	608,655
Manchester (City of) (Highway 141/Manchester Road); Series 2010, Ref. Transportation Tax Increment Allocation RB	6.00%	11/01/25	4,985	5,391,677
Maryland Heights (City of) (South Heights Redevelopment); Series 2007 A, Ref. Tax Increment Allocation RB	5.50%	09/01/18	165	171,828

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
Missouri (State of) Environmental Improvement & Energy Resources Authority (Kansas City Power & Light Co.); Series 2008, RB(b)(c)(d)	4.90%	07/01/13	$1,500	$1,519,380
Raytown (City of) (Raytown Live Redevelopment Plan); Series 2007 1, Annual Appropriation-Supported Tax RB	5.00%	12/01/16	500	550,655
St. Charles (City of); Series 2003 B, COP(b)(h)	5.50%	05/01/13	2,000	2,018,520
St. Louis (County of) Industrial Development Authority (Friendship Village of Sunset Hills);
Series 2012, Senior Living Facilities RB	4.50%	09/01/23	340	374,670
Series 2012, Senior Living Facilities RB	5.00%	09/01/32	1,120	1,208,323
St. Louis (County of) Industrial Development Authority (Friendship Village West County); Series 2007 A, Senior Living Facilities RB	5.25%	09/01/17	250	273,310
St. Louis (County of) Industrial Development Authority (Ranken-Jordan); Series 2007, Ref. Health Facilities RB	5.00%	11/15/22	540	555,055
				20,740,348

Nebraska–0.67%
Lincoln (County of) Hospital Authority No. 1 (Great Plains Regional Medical Center);
Series 2012, Ref. RB	4.00%	11/01/22	1,720	1,871,016
Series 2012, Ref. RB	5.00%	11/01/23	500	577,100
Nebraska (State of) Municipal Energy Agency; Series 2009 A, Ref. Power Supply System RB (INS–BHAC)(a)	5.13%	04/01/23	560	667,643
University of Nebraska Facilities Corp.; Series 2006, Deferred Maintenance RB (INS–AMBAC)(a)	5.00%	07/15/17	1,500	1,713,810
				4,829,569

Nevada–1.21%
Carson City (City of) (Carson-Tahoe Regional Medical Center); Series 2012, Ref. Hospital RB	5.00%	09/01/27	1,000	1,131,230
Director of the State of Nevada Department of Business & Industry (Republic Services, Inc.); Series 2003, Solid Waste Disposal RB(b)(c)(d)(e)	5.63%	06/01/18	1,100	1,274,218
Humboldt (County of) (Idaho Power Co.); Series 2003, Ref. PCR	5.15%	12/01/24	1,800	2,014,146
Las Vegas (City of) Redevelopment Agency;
Series 2009 A, Tax Increment Allocation RB	6.25%	06/15/16	1,475	1,602,101
Series 2009 A, Tax Increment Allocation RB	7.00%	06/15/20	1,000	1,145,110
Washoe County School District; Series 2008 A, School Improvement Limited Tax GO Bonds	4.75%	06/01/26	1,405	1,546,202
				8,713,007

New Hampshire–0.39%
Manchester (City of); Series 2009 A, Ref. General Airport RB	5.00%	01/01/17	1,000	1,115,680
New Hampshire (State of) Health & Education Facilities Authority (Southern New Hampshire University); Series 2012, RB	5.00%	01/01/27	1,500	1,680,060
				2,795,740

New Jersey–2.45%
Gloucester (County of) Improvement Authority (Waste Management Inc.); Series 1999 B, Ref. Solid Waste RB(b)(c)(d)	2.50%	12/01/17	500	515,655
Monmouth (County of) Improvement Authority;
Series 2007, Governmental Loan RB(h)	5.00%	12/01/16	5	5,817
Series 2007, Governmental Loan RB(h)	5.00%	12/01/17	10	11,974
Series 2007, Governmental Loan RB (INS–AMBAC)(a)	5.00%	12/01/16	1,005	1,114,565
Series 2007, Governmental Loan RB (INS–AMBAC)(a)	5.00%	12/01/17	1,990	2,239,208
New Jersey (State of) Economic Development Authority (Paterson Charter School); Series 2012 C, RB	5.00%	07/01/22	500	533,805
New Jersey (State of) Economic Development Authority; Series 2012, Ref. RB	5.00%	06/15/23	2,000	2,352,160
New Jersey (State of) Health Care Facilities Financing Authority (Barnabas Health);
Series 2012 A, Ref. RB	4.00%	07/01/26	1,500	1,619,460
Series 2012 A, Ref. RB	5.00%	07/01/25	1,050	1,236,322
New Jersey (State of) Health Care Facilities Financing Authority (Meridian Health System Obligated Group);
Series 2011, Ref. RB	5.00%	07/01/25	1,500	1,744,755
Series 2011, Ref. RB	5.00%	07/01/27	2,000	2,299,960

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Health Care Facilities Financing Authority (St. Clare’s Hospital, Inc.) Series 2004 A, Ref. RB(h)	5.25%	07/01/20	$1,000	$1,254,220
New Jersey (State of) Health Care Facilities Financing Authority (St. Joseph’s Health Care System); Series 2008, RB	5.75%	07/01/15	230	245,493
North Hudson Sewerage Authority; Series 2012 A, Gross Revenue Lease Ctfs.	5.00%	06/01/24	1,000	1,190,690
South Jersey Transportation Authority; Series 2012 A, Ref. RB	5.00%	11/01/24	1,000	1,188,090
				17,552,174

New Mexico–1.86%
Farmington (City of) (El Paso Electric Co.); Series 2012, Ref. PCR(b)(c)	1.88%	09/01/17	1,500	1,525,215
Farmington (City of) (Public Service Co. of New Mexico San Juan); Series 2010 A, Ref. PCR(b)(c)	5.20%	06/01/20	1,700	1,931,081
Jicarilla Apache Nation; Series 2003 A, RB(e)	5.50%	09/01/23	1,000	999,200
New Mexico (State of) Finance Authority;
Series 2006 B, Sr. Lien Public Revolving Fund RB (INS–NATL)(a)	5.00%	06/01/17	1,310	1,487,911
Series 2007 C, Sub. Lien Public Revolving Fund RB (INS–NATL)(a)	5.00%	06/15/13	1,000	1,014,210
Series 2007 C, Sub. Lien Public Revolving Fund RB (INS–NATL)(a)	5.00%	06/15/14	1,200	1,273,104
New Mexico (State of) Hospital Equipment Loan Council (Haverland Charter Lifestyle Group); Series 2013, First Mortgage RB	4.00%	07/01/22	3,000	3,018,510
New Mexico (State of) Hospital Equipment Loan Council (La Vida Llena); Series 2010 A, First Mortgage RB	5.00%	07/01/19	815	897,584
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Health Care Services); Series 2008 A, Hospital RB	6.00%	08/01/23	1,000	1,209,980
				13,356,795

New York–1.81%
Albany (City of) Industrial Development Agency (St. Peter’s Hospital); Series 2008 A, Civic Facility RB	5.75%	11/15/22	500	577,740
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT RB	5.75%	07/15/17	1,000	1,149,710
Series 2009, PILOT RB	5.75%	07/15/19	1,000	1,182,780
Long Island Power Authority; Series 2003 C, Electric System General RB(b)(h)	5.50%	09/01/13	1,000	1,027,360
Madison (County of) Industrial Development Agency (Oneida Health Systems, Inc.); Series 2007, Civic Facility RB	4.50%	02/01/17	115	120,540
Metropolitan Transportation Authority; Series 2002 A, Ref. Service Contract RB	5.75%	07/01/18	1,000	1,232,680
New York (City of) Industrial Development Agency (Queens Baseball Stadium);
Series 2009, PILOT RB (INS–AGC)(a)	5.00%	01/01/18	200	226,612
Series 2009, PILOT RB (INS–AGC)(a)	5.00%	01/01/19	200	229,296
New York (City of) Transitional Finance Authority; Series 2009 S-3, Building Aid RB(g)	5.00%	01/15/21	1,000	1,189,460
New York State Environmental Facilities Corp. (Municipal Water Finance Authority); Series 2005 C, State Clean Water & Drinking Water Revolving Funds RB	5.00%	06/15/21	2,000	2,209,820
Niagara Falls (City of); Series 1994, Public Improvement Unlimited Tax GO Bonds(l)	6.90%	03/01/20	5	5,017
Seneca (County of) Industrial Development Agency (Seneca Meadows, Inc.); Series 2005, RB(b)(c)(d)(e)	6.63%	10/01/13	1,000	1,008,370
Suffolk (County of) Industrial Development Agency (New York Institute Technology);
Series 2000 A, Ref. Civic Facility RB	5.00%	03/01/26	1,300	1,340,092
Series 2000 A, Ref. Civic Facility RB	5.25%	03/01/21	1,425	1,496,250
				12,995,727

North Carolina–0.73%
North Carolina (State of) Eastern Municipal Power Agency;
Series 2008 C, Power System RB	6.75%	01/01/24	1,000	1,249,230
Series 2008 C, Power System RB (INS–AGC)(a)	6.00%	01/01/19	1,250	1,413,813
North Carolina (State of) Medical Care Commission (Lutheran Services); Series 2012, Ref. First Mortgage Health Care Facilities RB	4.25%	03/01/24	1,800	1,814,076
North Carolina (State of) Medical Care Commission (Salemtowne); Series 2006, Ref. First Mortgage Health Care Facilities RB	5.00%	10/01/15	500	526,405
North Carolina (State of) Medical Care Commission (Southminster); Series 2007 A, First Mortgage Retirement Facilities RB	5.30%	10/01/19	250	260,570
				5,264,094

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
North Dakota–0.27%
Grand Forks (City of) (4000 Valley Square); Series 2006, Ref. Senior Housing RB	5.00%	12/01/16	$405	$420,268
North Dakota (State of) Public Finance Authority (State Revolving Fund Program); Series 2008 A, RB	5.50%	10/01/19	1,195	1,479,016
				1,899,284

Ohio–4.08%
Adams (County of) (Adams County Hospital); Series 2005, Hospital Facility Improvement RB	6.25%	09/01/20	460	444,526
American Municipal Power, Inc. (Amp Fremont Energy Center); Series 2012, RB	5.00%	02/15/21	1,250	1,513,338
American Municipal Power, Inc. (Hydroelectric); Series 2009 C, RB	5.25%	02/15/19	1,175	1,392,880
Athens (County of) (O’Bleness Memorial Hospital); Series 2003 A, Ref. & Improvement Hospital Facilities RB	6.25%	11/15/13	110	112,737
Cleveland (City of) (Bridges & Roadways Improvements); Series 2008 B, Sub. Lien Income Tax RB (INS–AGC)(a)	5.00%	10/01/25	1,555	1,801,125
Cleveland (City of) (Cleveland Stadium); Series 2004, Ref. RB (INS–AMBAC)(a)	5.13%	12/01/20	1,370	1,480,066
Cleveland (City of); Series 2012 A, Ref. Airport System RB	5.00%	01/01/27	2,750	3,157,000
Cleveland State University; Series 2012, RB	5.00%	06/01/27	1,300	1,520,389
Franklin (County of) (First Community Village Obligated Group); Series 2013, Ref. Health Care Facilities RB	5.25%	07/01/33	1,000	985,790
Hamilton (County of) (Christ Hospital); Series 2012, Health Care Facilities RB	5.25%	06/01/23	1,500	1,778,055
Montgomery (County of) (Miami Valley Hospital); Series 2009 B, RB(b)(c)	5.25%	11/15/14	1,000	1,076,570
Montgomery (County of) (St. Leonard); Series 2010, Ref. & Improvement Health Care & MFH RB	6.00%	04/01/20	915	1,049,487
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.);
Series 2009, Ref. PCR(b)(c)	2.25%	09/15/16	1,000	1,013,320
Series 2009 C, Ref. PCR	5.63%	06/01/18	2,000	2,345,900
Ohio (State of) Higher Educational Facility Commission (University of Dayton); Series 2013, RB	5.00%	12/01/29	2,575	3,016,097
Ohio (State of) Municipal Electric Generation Agency (Joint Venture 5); Series 2004, Ref. Beneficial Interest Ctfs. (INS–AMBAC)(a)	5.00%	02/15/21	750	782,670
Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A, Ref. PCR(b)(c)	5.88%	06/01/16	865	974,275
University of Cincinnati; Series 2012 C, RB	5.00%	06/01/26	4,000	4,848,280
				29,292,505

Oklahoma–0.62%
Chickasawa Nation; Series 2007, Health System RB(e)	5.38%	12/01/17	275	289,842
Oklahoma (County of) Finance Authority (Epworth Villa); Series 2012 A, RB	5.00%	04/01/23	2,150	2,310,368
Tulsa (City of) Airports Improvement Trust; Series 2009 A, General RB	5.38%	06/01/24	1,750	1,865,220
				4,465,430

Oregon–0.48%
Salem (City of) Hospital Facility Authority (Capital Manor, Inc.); Series 2012, Ref. RB	5.00%	05/15/22	1,000	1,081,180
Tri-County Metropolitan Transportation District; Series 2011 A, Capital Grant Receipt RB	5.00%	10/01/27	2,000	2,380,980
				3,462,160

Pennsylvania–3.81%
Allegheny (County of) Airport Authority (Pittsburgh International Airport); Series 2010 A, Airport RB (INS–AGM)(a)(d)	5.00%	01/01/16	1,000	1,118,810
Allegheny (County of) Hospital Development Authority (University of Pittsburgh Medical Center); Series 2008 A, RB	5.00%	09/01/18	3,000	3,606,240
Allegheny (County of) Industrial Development Authority (Residential Resources, Inc.); Series 2006, Lease RB	5.00%	09/01/21	500	516,050
Allegheny (County of) Redevelopment Authority (Pittsburgh Mills); Series 2004, Tax Allocation RB	5.10%	07/01/14	85	87,434
Cumberland (County of) Municipal Authority (Asbury Obligated Group);
Series 2012, Ref. RB	5.00%	01/01/22	750	795,030
Series 2012, Ref. RB	5.25%	01/01/27	1,275	1,339,298
Delaware (County of) Authority (Elwyn); Series 2010, RB	5.00%	06/01/20	1,980	2,135,470

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Girard School District;
Series 1992 B, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(f)	0.00%	10/01/18	$700	$621,621
Series 1992 B, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(f)	0.00%	10/01/19	250	215,228
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.);
Series 2013, RB	4.50%	07/01/17	1,435	1,445,992
Series 2013, RB	4.25%	07/01/20	2,265	2,243,482
Monroe (County of) Hospital Authority (Pocono Medical Center); Series 2007, RB	5.00%	01/01/17	500	568,595
Montgomery (County of) Industrial Development Authority (ACTS Retirement-Life Community); Series 2012, Ref. RB	5.00%	11/15/25	2,000	2,278,020
Northampton (County of) Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/27	1,500	1,600,215
Penn Hills Municipality; Series 1995 B, Unlimited Tax CAB GO Bonds(f)	0.00%	12/01/13	210	204,406
Pennsylvania (State of) Economic Development Financing Authority (Shippingport); Series 2006 A, Exempt Facilities RB(b)(c)	2.55%	12/03/18	1,500	1,509,600
Pennsylvania (State of) Higher Educational Facilities Authority (La Salle University); Series 2012, RB	5.00%	05/01/27	1,565	1,760,969
Philadelphia (City of) Industrial Development Authority (One Benjamin Franklin Parkway); Series 2007 C, Ref. Lease RB (INS–AGM)(a)	5.00%	02/15/15	2,150	2,333,975
Philadelphia (City of); Eighteenth Series 2004, Gas Works RB (INS–AGC)(a)	5.25%	08/01/18	750	793,702
Pittsburgh (City of) Water & Sewer Authority; Series 2007 A, Ref. First Lien RB (INS–AGM)(a)	5.00%	09/01/13	1,000	1,021,870
Washington (County of) Industrial Development Authority (Washington Jefferson College); Series 2010, College RB	5.00%	11/01/25	1,000	1,142,910
				27,338,917

Puerto Rico–0.14%
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2012 A, RB	5.00%	07/01/29	1,000	1,015,230

South Carolina–3.04%
Georgetown (County of) (International Paper Co.); Series 2000 A, Ref. Environmental Improvement RB	5.95%	03/15/14	1,000	1,045,630
Greenwood (County of) (Self Regional Healthcare); Series 2012 B, Ref. Hospital RB	5.00%	10/01/26	4,650	5,375,075
Piedmont Municipal Power Agency;
Series 2008 A-2, Electric RB	5.00%	01/01/24	1,000	1,128,780
Series 2009 A-4, Ref. Electric RB	5.00%	01/01/21	2,000	2,357,320
Richland (County of) (International Paper Co.); Series 2003 A, Ref. Environmental Improvement RB(d)	6.10%	04/01/23	725	735,157
South Carolina (State of) Educational Facilities Authority (Furman University); Series 2006 B, VRD RB(j)	0.10%	10/01/39	10,000	10,000,000
South Carolina (State of) Jobs-Economic Development Authority (AnMed Health); Series 2009 B, Ref. & Improvement Hospital RB (INS–AGC)(a)	5.00%	02/01/19	1,000	1,189,270
				21,831,232

South Dakota–0.18%
South Dakota (State of) Health & Educational Facilities Authority (Regional Health);
Series 2010, RB	5.00%	09/01/21	605	714,535
Series 2010, RB	5.00%	09/01/22	500	583,040
				1,297,575

Tennessee–0.75%
Chattanooga (City of) Health, Educational & Housing Facility Board (Community Development Financial Institution Phase I LLC); Series 2005 A, Ref. RB	5.00%	10/01/15	170	177,332
Franklin Special School District; Series 1999, Limited Tax CAB GO Bonds (INS–AGM)(a)(f)	0.00%	06/01/15	700	692,244
Memphis (City of) & Shelby (County of) Sports Authority, Inc. (Memphis Arena); Series 2007 C, Ref. RB (INS–NATL)(a)	5.00%	11/01/13	1,410	1,448,888
Nashville (City of) & Davidson (County of) Metropolitan Government Health & Educational Facilities Board (Blakeford at Green Hills);
Series 2012, Ref. & Improvement RB	5.00%	07/01/19	770	883,190
Series 2012, Ref. & Improvement RB	5.00%	07/01/22	500	572,155

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Tennessee–(continued)
Shelby (County of) Health, Educational & Housing Facilities Board (Methodist Le Bonheur Health); Series 2008 C, RB	5.25%	06/01/18	$1,000	$1,192,090
Shelby (County of) Health, Educational & Housing Facilities Board (Trezevant Manor); Series 2006 A, RB	5.25%	09/01/16	425	442,960
				5,408,859

Texas–9.65%
Alliance Airport Authority, Inc. (Federal Express Corp.); Series 2006, Ref. Special Facilities RB(d)	4.85%	04/01/21	1,000	1,078,240
Amarillo (City of); Series 2007, Combination Limited Tax GO Ctfs. (INS–NATL)(a)	5.00%	05/15/13	1,020	1,030,435
Austin (City of); Series 2009, Water & Wastewater System RB	5.00%	11/15/24	1,500	1,782,495
Bexar (County of); Series 2007, Combination Flood Control Limited Tax GO Ctfs. (INS–AGM)(a)	5.00%	06/15/14	1,330	1,411,210
Brownsville (City of); Series 2008 A, Ref. Utilities System RB (INS–AGM)(a)	5.00%	09/01/23	1,240	1,449,250
Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin);
Series 2005 A, RB	5.50%	04/01/23	1,670	1,922,203
Series 2005 A, RB	5.50%	04/01/25	1,610	1,820,878
Dallas (City of) (Civic Center Convention Complex); Series 2009, Ref. & Improvement RB (INS–AGC)(a)	5.00%	08/15/18	1,500	1,752,960
Dallas (County of) Flood Control District No. 1; Series 2002, Ref. Unlimited Tax GO Bonds	6.75%	04/01/16	130	130,579
Dallas Area Rapid Transit;
Series 2012, Ref. Sr. Lien Sales Tax RB	5.00%	12/01/22	1,500	1,908,525
Series 2012, Ref. Sr. Lien Sales Tax RB	5.00%	12/01/23	610	766,678
Greenville (City of);
Series 2010, Ref. & Improvement Electric Utility System RB	5.00%	02/15/25	2,355	2,652,884
Series 2010, Ref. & Improvement Electric Utility System RB	5.00%	02/15/26	2,475	2,775,465
Harris County Cultural Education Facilities Finance Corp. (YMCA of the Greater Houston Area); Series 2013 A, Ref. RB	5.00%	06/01/28	1,500	1,682,130
Harris County Health Facilities Development Corp. (Memorial Hermann Healthcare System); Series 2008 B, Ref. RB	7.00%	12/01/27	500	619,190
Harris County Health Facilities Development Corp. (TECO); Series 2008, Thermal Utility RB (INS–AGC)(a)	5.25%	11/15/24	1,950	2,279,959
Harris County Health Facilities Development Corp. (Texas Children’s Hospital); Series 2008-3, Ref. VRD RB(j)	0.13%	10/01/41	1,475	1,475,000
Harris County Industrial Development Corp. (Deer Park Refining Limited Partnership); Series 2006, Solid Waste Disposal RB	5.00%	02/01/23	2,500	2,803,700
Hidalgo County Health Services Corp. (Mission Hospital, Inc.);
Series 2005, Hospital RB	5.00%	08/15/13	255	260,003
Series 2005, Hospital RB	5.00%	08/15/19	350	358,291
Hopkins (County of) Hospital District; Series 2008, RB	5.50%	02/15/23	500	526,785
Houston (City of);
Series 2007 A, Ref. Public Improvement Limited Tax GO Bonds (INS–NATL)(a)	5.00%	03/01/16	1,000	1,131,910
Series 2007 B, Ref. First Lien Combined Utility System RB (INS–NATL)(a)	5.00%	11/15/13	1,000	1,034,110
Series 2011 A, Ref. Sub Lien Airport System RB(d)	5.00%	07/01/25	1,000	1,148,980
Series 2012, Ref. Floating Rate First Lien Combined Utility System RB(b)(c)	0.86%	06/01/17	2,000	2,000,000
Houston Higher Education Finance Corp. (Cosmos Foundation); Series 2012 A, RB	4.00%	02/15/22	700	741,930
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.); Series 2011 A, RB	5.88%	05/15/21	1,000	1,148,970
Lubbock (City of); Series 2007 A, Waterworks System Surplus Limited Tax GO Ctfs. (INS–AGM)(a)	5.00%	02/15/14	1,355	1,416,693
Mesquite Health Facility Development Corp. (Christian Care Centers, Inc.); Series 2005, Retirement Facility RB	5.00%	02/15/15	440	454,639
Mission Economic Development Corp. (Waste Management, Inc.); Series 2008, Solid Waste Disposal RB(b)(d)	6.00%	08/01/13	500	510,190
North Texas Tollway Authority;
Series 2008 A, Ref. First Tier System RB	6.00%	01/01/23	1,000	1,186,470
Series 2012 C, Ref. First Tier RB(b)(c)	1.95%	01/01/19	2,000	2,055,240
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Health Care System); Series 2009, Ref. Hospital RB	5.75%	11/15/24	1,000	1,207,920
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Retirement Services, Inc.); Series 2007, Retirement Facility RB	5.00%	11/15/17	500	560,155

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health); Series 2008 A, Ref. RB (INS–AGC)(a)	5.75%	07/01/18	$1,710	$1,855,282
Tarrant County Cultural Education Facilities Finance Corp. (Mirador); Series 2010 B-1, TEMPS-75SM Retirement Facility RB	7.25%	11/15/16	2,680	2,686,620
Texas (State of) Transportation Commission;
Series 2006 A, First Tier RB	5.00%	04/01/20	2,000	2,265,720
Series 2012 B, Ref. First Tier Turnpike System RB(b)(c)	1.25%	02/15/15	3,000	3,030,360
Texas (State of) Turnpike Authority (Central Texas Turnpike System); Series 2002 A, First Tier CAB RB (INS–AMBAC)(a)(f)	0.00%	08/15/18	5,700	5,147,955
Texas Municipal Gas Acquisition & Supply Corp.;
Series 2012, Gas Supply RB	5.00%	12/15/21	2,600	3,009,110
Series 2012, Gas Supply RB	5.00%	12/15/22	3,000	3,468,330
Series 2012, Gas Supply RB	5.00%	12/15/23	1,450	1,644,981
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools);
Series 2012 A, Education RB	4.63%	08/15/22	500	503,615
Series 2012 A, Education RB	5.00%	08/15/27	585	590,616
				69,286,656

Utah–0.65%
Intermountain Power Agency; Series 1993 A, Ref. Power Supply CAB RB(f)(h)	0.00%	07/01/17	1,750	1,576,925
University of Utah; Series 2007, COP (INS–AMBAC)(a)	5.00%	12/01/13	1,000	1,035,710
Utah (State of) Transit Authority;
Series 2012, Ref. Sales Tax RB	5.00%	06/15/21	535	649,923
Series 2012, Ref. Sales Tax RB	5.00%	06/15/22	505	616,918
Series 2012, Ref. Sales Tax RB	5.00%	06/15/23	655	788,201
				4,667,677

Virgin Islands–0.87%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note–Diago); Series 2009 A, Sub. RB	6.00%	10/01/14	500	534,350
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2010 A, Sr. Lien RB	5.00%	10/01/17	1,000	1,123,260
Series 2012 A, RB(e)	4.00%	10/01/22	2,205	2,299,595
Virgin Islands (Government of) Public Finance Authority; Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/19	2,000	2,287,700
				6,244,905

Virginia–2.96%
Dulles Town Center Community Development Authority (Dulles Town Center); Series 2012, Ref. Special Assessment RB	4.25%	03/01/26	700	695,163
Fairfax (County of) Economic Development Authority (Vinson Hall, LLC); Series 2013 A, Residential Care Facility RB	4.00%	12/01/22	1,000	1,003,970
Fairfax (County of) Industrial Development Authority (Inova Health System); Series 2009 A, Health Care RB	5.13%	05/15/24	1,000	1,161,600
Hanover (County of) Economic Development Authority (Covenant Woods); Series 2012 A, Residential Care Facility RB	4.00%	07/01/22	1,320	1,300,715
Route 460 Funding Corp.; Series 2012 B, Sr. Lien Toll Road CAB RB(f)	0.00%	07/01/25	600	366,240
Virginia (State of) Small Business Financing Authority (Carilion Clinic Obligated Group); Series 2008 A, VRD Hospital RB(j)	0.15%	07/01/42	11,200	11,200,000
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC); Series 2012, Sr. Lien RB(d)	5.00%	01/01/27	2,500	2,744,250
Virginia (State of) Small Business Financing Authority (Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC); Series 2009, RB(e)	8.00%	07/01/19	900	975,546
Washington (County of) Industrial Development Authority (Mountain States Health Alliance); Series 2009 C, Hospital Facility RB	7.25%	07/01/19	890	1,004,917
White Oak Village Shops Community Development Authority; Series 2007, Special Assessment RB	5.30%	03/01/17	716	767,681
				21,220,082

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–2.56%
Camas School District No. 117; Series 2007, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	12/01/13	$1,500	$1,554,030
Chelan (County of) Public Utility District No. 1; Series 2011 A, Ref. Consolidated RB(d)	5.50%	07/01/25	1,000	1,204,120
Clark (County of) Public Utility District No. 1; Series 2009, Ref. Electric System RB	5.00%	01/01/23	1,000	1,144,710
FYI Properties (Washington State District); Series 2009, Lease RB	5.25%	06/01/26	2,000	2,296,360
Kalispel Tribe of Indians; Series 2008, RB	6.20%	01/01/16	150	149,583
Seattle (City of);
Series 2007, Ref. Solid Waste RB	5.00%	02/01/18	1,795	2,073,961
Series 2008, Ref. & Improvement Municipal Light & Power RB	5.75%	04/01/23	1,725	2,124,044
Tes Properties; Series 2009, RB	5.00%	12/01/24	1,000	1,139,550
Washington (State of) Higher Education Facilities Authority (Whitworth University); Series 2009, Ref. RB	5.13%	10/01/24	1,500	1,641,135
Washington (State of);
Series 2004 A, Unlimited Tax GO Bonds(b)(h)	5.00%	07/01/14	3,000	3,193,050
Series 2005 C, Motor Vehicle Fuel Unlimited Tax CAB GO Bonds (INS–AMBAC)(a)(f)	0.00%	06/01/16	1,885	1,840,477
				18,361,020

West Virginia–0.54%
Ohio (County of) (Fort Henry Centre Financing District); Series 2007 A, Tax Increment Allocation RB	5.63%	06/01/22	250	269,080
West Virginia (State of) Economic Development Authority (Appalachian Power Co.–Amos); Series 2011 A, Ref. Solid Waste Disposal Facilities RB(b)(c)(d)	2.25%	09/01/16	3,000	3,056,580
West Virginia (State of) Hospital Finance Authority (Thomas Health System); Series 2008, RB	6.00%	10/01/20	500	529,095
				3,854,755

Wisconsin–1.98%
Milwaukee (County of);
Series 2010 B, Ref. Airport RB(d)	5.00%	12/01/22	1,250	1,443,675
Series 2010 B, Ref. Airport RB(d)	5.00%	12/01/23	1,000	1,140,780
Superior (City of) (Superior Water, Light & Power Co.); Series 2007 A, Ref. Collateralized Utility RB(d)	5.38%	11/01/21	1,370	1,510,877
University of Wisconsin Hospitals & Clinics Authority; Series 2013 A, RB	5.00%	04/01/23	1,300	1,598,038
Wisconsin (State of) Health & Educational Facilities Authority (Aurora Health Care, Inc.);
Series 2009 B, RB(b)(c)	4.75%	08/15/14	1,000	1,049,640
Series 2009 B, RB(b)(c)	5.13%	08/15/16	1,000	1,114,020
Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance);
Series 2012, RB	5.00%	06/01/25	1,650	1,902,995
Series 2012, RB	5.00%	06/01/26	1,000	1,146,480
Wisconsin (State of) Housing & Economic Development Authority; Series 2008 A, Home Ownership RB(d)	5.30%	09/01/23	1,875	2,033,756
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2012, RB	5.00%	04/01/22	1,250	1,298,050
				14,238,311

Wyoming–0.16%
Wyoming (State of) Municipal Power Agency; Series 2008 A, Power Supply RB	5.38%	01/01/25	1,000	1,167,810
TOTAL INVESTMENTS(m)–102.01% (Cost $680,173,641)				732,134,863
FLOATING RATE NOTE OBLIGATIONS–(1.61)%
Notes with interest rates ranging from 0.10% to 0.21% at 02/28/13 and contractual maturities of collateral ranging from 12/15/20 to 08/01/25 (See Note 1J)(n)				(11,525,000)
OTHER ASSETS LESS LIABILITIES–(0.40)%				(2,908,515)
NET ASSETS–100.00%				$717,701,348

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Intermediate Term Municipal Income Fund

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAN	– Bond Anticipation Notes
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
FHA	– Federal Housing Administration
FTA	– Federal Transit Administration
GO	– General Obligation
Gtd.	– Guaranteed
INS	– Insurer
LOC	– Letter of Credit
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax
RAB	– Revenue Anticipation Bonds
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
TEMPS	– Tax-Exempt Mandatory Paydown Securities
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2013.
(d)	Security subject to the alternative minimum tax.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2013 was $8,754,967, which represented 1.22% of the Fund’s Net Assets.
(f)	Zero coupon bond issued at a discount.
(g)	Underlying security related to Dealer Trusts entered into by the Fund. See Note 1J.
(h)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(i)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2013 was $246,266, which represented 0.03% of the Fund’s Net Assets.
(j)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2013.
(k)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(l)	Advance refunded.
(m)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Assured Guaranty Municipal Corp.	7.8%
American Municipal Bond Assurance Corp.	5.8
National Public Finance Guarantee Corp.	5.6

(n)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at February 28, 2013. At February 28, 2013, the Fund’s investments with a value of $20,734,527 are held by Dealer Trusts and serve as collateral for the $11,525,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Intermediate Term Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2013

Assets:
Investments, at value (Cost $680,173,641)	$732,134,863
Receivable for:
Investments sold	4,381,007
Fund shares sold	7,608,302
Interest	7,588,831
Fund expenses absorbed	67,468
Investment for trustee deferred compensation and retirement plans	23,534
Other assets	23,628
Total assets	751,827,633

Liabilities:
Floating rate note obligations	11,525,000
Payable for:
Investments purchased	18,111,372
Fund shares reacquired	592,968
Amount due custodian	2,909,922
Dividends	578,275
Accrued fees to affiliates	276,671
Accrued trustees’ and officers’ fees and benefits	4,122
Accrued other operating expenses	74,210
Trustee deferred compensation and retirement plans	53,745
Total liabilities	34,126,285
Net assets applicable to shares outstanding	$717,701,348

Net assets consist of:
Shares of beneficial interest	$747,089,363
Undistributed net investment income	434,325
Undistributed net realized gain (loss)	(81,783,562)
Unrealized appreciation	51,961,222
$717,701,348

Net Assets:
Class A	$421,106,778
Class B	$9,880,960
Class C	$126,309,589
Class Y	$160,404,021

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	37,193,468
Class B	855,581
Class C	11,172,328
Class Y	14,180,132
Class A:
Net asset value per share	$11.32
Maximum offering price per share
(Net asset value of $11.32 ÷ 97.50%)	$11.61
Class B:
Net asset value and offering price per share	$11.55
Class C:
Net asset value and offering price per share	$11.31
Class Y:
Net asset value and offering price per share	$11.31

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Intermediate Term Municipal Income Fund

Statement of Operations

For the year ended February 28, 2013

Investment income:
Interest	$25,227,978

Expenses:
Advisory fees	2,921,448
Administrative services fees	156,554
Custodian fees	15,972
Distribution fees:
Class A	886,635
Class B	26,693
Class C	872,019
Interest, facilities and maintenance fees	78,314
Transfer agent fees	392,152
Trustees’ and officers’ fees and benefits	44,115
Other	231,186
Total expenses	5,625,088
Less: Fees waived and expense offset arrangement(s)	(793,198)
Net expenses	4,831,890
Net investment income	20,396,088

Realized and unrealized gain from:
Net realized gain from investment securities	364,023
Change in net unrealized appreciation of investment securities	6,962,179
Net realized and unrealized gain	7,326,202
Net increase in net assets resulting from operations	$27,722,290

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Intermediate Term Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2013 and February 29, 2012

	2013	2012
Operations:
Net investment income	$20,396,088	$18,089,250
Net realized gain	364,023	765,006
Change in net unrealized appreciation	6,962,179	24,961,805
Net increase in net assets resulting from operations	27,722,290	43,816,061

Distributions to shareholders from net investment income:
Class A	(12,967,975)	(11,034,691)
Class B	(393,131)	(395,903)
Class C	(2,519,896)	(1,919,281)
Class Y	(5,526,901)	(4,453,927)
Total distributions from net investment income	(21,407,903)	(17,803,802)

Share transactions–net:
Class A	99,099,650	79,809,222
Class B	(1,588,331)	(2,466,495)
Class C	53,941,429	12,798,156
Class Y	23,037,239	116,256,621
Net increase in net assets resulting from share transactions	174,489,987	206,397,504
Net increase in net assets	180,804,374	232,409,763

Net assets:
Beginning of year	536,896,974	304,487,211
End of year (includes undistributed net investment income of $434,325 and $1,329,720, respectively)	$717,701,348	$536,896,974

Notes to Financial Statements

February 28, 2013

NOTE 1—Significant Accounting Policies

Invesco Intermediate Term Municipal Income Fund, formerly Invesco Van Kampen Intermediate Term Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on

27                         Invesco Intermediate Term Municipal Income Fund

transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.

Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Fund. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to

28                         Invesco Intermediate Term Municipal Income Fund

tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.50%
Over $500 million	0.45%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.75%, 1.50%, 1.50% and 0.50% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.

For the year ended February 28, 2013, the Adviser waived advisory fees of $793,026.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale,

29                         Invesco Intermediate Term Municipal Income Fund

distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 28, 2013, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2013, IDI advised the Fund that IDI retained $221,430 in front-end sales commissions from the sale of Class A shares and $2,302, $5,136 and $8,856 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2013, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $172.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fees related to inverse floating rate note obligations during the year ended February 28, 2013 were $9,781,923 and 0.80%, respectively.

30                         Invesco Intermediate Term Municipal Income Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2013 and February 29, 2012:

	2013	2012
Ordinary income-tax exempt	$21,407,903	$17,803,802

Tax Components of Net Assets at Period-End:

2013
Net unrealized appreciation — investments	$51,802,946
Temporary book/tax differences	(50,683)
Capital loss carryforward	(81,140,278)
Shares of beneficial interest	747,089,363
Total net assets	$717,701,348

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, book to tax accretion and amortization differences, TOBs and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $334,349 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2018	$57,998,342	$—	$57,998,342
February 28, 2019	23,141,936	—	23,141,936
Total capital loss carryforward	$81,140,278	$—	$81,140,278

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of June 6, 2011, the date of reorganization of Invesco Municipal Fund into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2013 was $213,454,394 and $61,508,479, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$53,115,003
Aggregate unrealized (depreciation) of investment securities	(1,312,057)
Net unrealized appreciation of investment securities	$51,802,946

Cost of investments for tax purposes is $680,331,917.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on February 28, 2013, undistributed net investment income was increased by $116,420, undistributed net realized gain (loss) was increased by $651,580 and shares of beneficial interest was decreased by $768,000. This reclassification had no effect on the net assets of the Fund.

31                         Invesco Intermediate Term Municipal Income Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended
	February 28, 2013(a)		February 29, 2012
	Shares	Amount	Shares	Amount
Sold:
Class A	14,285,975	$160,968,717	7,510,640	$81,698,620
Class B	76,318	876,029	123,449	1,362,027
Class C	6,541,970	73,691,626	2,145,656	23,348,776
Class Y	4,998,960	56,309,850	1,535,817	16,937,716

Issued as reinvestment of dividends:
Class A	764,168	8,604,015	675,831	7,360,952
Class B	23,230	266,630	24,661	272,711
Class C	162,644	1,829,124	122,871	1,335,319
Class Y	396,451	4,457,187	334,663	3,657,203

Issued in connection with acquisitions:(b)
Class A	—	—	6,150,478	66,243,030
Class B	—	—	1,608	17,575
Class C	—	—	55,039	591,735
Class Y	—	—	13,698,418	147,344,953

Automatic conversion of Class B shares to Class A shares:
Class A	112,696	1,268,464	207,501	2,238,021
Class B	(110,457)	(1,268,464)	(204,656)	(2,238,021)

Reacquired:
Class A	(6,374,598)	(71,741,546)	(7,160,404)	(77,731,401)
Class B	(127,425)	(1,462,526)	(170,252)	(1,880,787)
Class C	(1,918,238)	(21,579,321)	(1,155,543)	(12,477,674)
Class Y	(3,355,474)	(37,729,798)	(4,762,962)	(51,683,251)
Net increase in share activity	15,476,220	$174,489,987	19,132,815	$206,397,504

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on June 6, 2011, the Fund acquired all of the net assets of Invesco Municipal Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of Invesco Municipal Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 19,905,543 shares of the Fund for 18,432,605 outstanding shares of Invesco Municipal Fund as of the close of business on June 3, 2011. Class A, Class B, Class C and Class Y shares of Invesco Municipal Fund were exchanged for Class A, Class B, Class C and Class Y shares of the Fund, respectively, based on the relative net asset value of Invesco Municipal Fund to the net asset value of the Fund on the close of business, June 3, 2011. Invesco Municipal Fund’s net assets at that date of $214,197,293, including $11,448,974 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $309,026,482 and $523,223,775 immediately following the acquisition.
The pro forma results of operations for the year ended February 29, 2012, assuming the reorganization had been completed on March 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$20,221,561
Net realized/unrealized gains	29,437,381
Change in net assets resulting from operations	$49,658,942

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since June 6, 2011.

32                         Invesco Intermediate Term Municipal Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Portfolio turnover(b)
Class A
Year ended 02/28/13	$11.20	$0.39	$0.14	$0.53	$(0.41)	$11.32	4.85	%(c)	$421,107	0.76	%(d)	0.89	%(d)	3.49	%(d)	0.75	%(d)	10%
Year ended 02/29/12	10.57	0.43	0.62	1.05	(0.42)	11.20	10.18	(c)	318,219	0.76		0.89		3.96		0.75		16
Period ended 02/28/11	11.03	0.19	(0.47)	(0.28)	(0.18)	10.57	(2.57	)(c)	222,214	0.81	(e)	0.91	(e)	4.19	(e)	0.80	(e)	4
Year ended 09/30/10	10.80	0.44	0.21	0.65	(0.42)	11.03	6.24	(c)	270,764	0.83		0.93		4.05		0.82		12
Year ended 09/30/09	10.05	0.42	0.76	1.18	(0.43)	10.80	12.16	(f)	225,086	0.93		1.03		4.16		0.90		23
Year ended 09/30/08	10.59	0.41	(0.55)	(0.14)	(0.40)	10.05	(1.42	)(f)	103,657	1.00		1.10		3.95		0.95		61
Class B
Year ended 02/28/13	11.43	0.40	0.14	0.54	(0.42)	11.55	4.82	(c)(g)	9,881	0.76	(d)(g)	0.89	(d)(g)	3.49	(d)(g)	0.75	(d)(g)	10
Year ended 02/29/12	10.74	0.42	0.64	1.06	(0.37)	11.43	10.02	(c)(g)	11,358	0.93	(g)	1.06	(g)	3.79	(g)	0.92	(g)	16
Period ended 02/28/11	11.20	0.16	(0.47)	(0.31)	(0.15)	10.74	(2.81	)(c)	13,089	1.56	(e)	1.66	(e)	3.44	(e)	1.55	(e)	4
Year ended 09/30/10	10.96	0.36	0.22	0.58	(0.34)	11.20	5.46	(c)	16,362	1.58		1.68		3.30		1.57		12
Year ended 09/30/09	10.19	0.36	0.77	1.13	(0.36)	10.96	11.42	(g)(h)	13,648	1.57	(g)	1.67	(g)	3.53	(g)	1.55	(g)	23
Year ended 09/30/08	10.73	0.41	(0.56)	(0.15)	(0.39)	10.19	(1.45	)(g)(h)	10,519	1.05	(g)	1.15	(g)	3.87	(g)	1.00	(g)	61
Class C
Year ended 02/28/13	11.19	0.31	0.14	0.45	(0.33)	11.31	4.07	(c)	126,310	1.51	(d)	1.64	(d)	2.74	(d)	1.50	(d)	10
Year ended 02/29/12	10.56	0.35	0.62	0.97	(0.34)	11.19	9.37	(c)	71,439	1.51		1.64		3.21		1.50		16
Period ended 02/28/11	11.02	0.15	(0.47)	(0.32)	(0.14)	10.56	(2.88	)(c)	55,088	1.56	(e)	1.66	(e)	3.44	(e)	1.55	(e)	4
Year ended 09/30/10	10.78	0.35	0.23	0.58	(0.34)	11.02	5.53	(c)	61,646	1.58		1.68		3.30		1.57		12
Year ended 09/30/09	10.03	0.34	0.77	1.11	(0.36)	10.78	11.35	(i)	38,649	1.68		1.78		3.41		1.66		23
Year ended 09/30/08	10.57	0.33	(0.55)	(0.22)	(0.32)	10.03	(2.17	)(i)	18,425	1.75		1.85		3.20		1.70		61
Class Y(j)
Year ended 02/28/13	11.19	0.42	0.14	0.56	(0.44)	11.31	5.11	(c)	160,404	0.51	(d)	0.64	(d)	3.74	(d)	0.50	(d)	10
Year ended 02/29/12	10.56	0.46	0.62	1.08	(0.45)	11.19	10.45	(c)	135,882	0.51		0.64		4.21		0.50		16
Period ended 02/28/11	11.03	0.20	(0.48)	(0.28)	(0.19)	10.56	(2.56	)(c)	14,096	0.56	(e)	0.66	(e)	4.44	(e)	0.55	(e)	4
Year ended 09/30/10	10.79	0.46	0.23	0.69	(0.45)	11.03	6.56	(c)	9,361	0.58		0.68		4.30		0.57		12
Year ended 09/30/09	10.04	0.45	0.76	1.21	(0.46)	10.79	12.45	(k)	6,598	0.67		0.77		4.49		0.65		23
Year ended 09/30/08	10.59	0.45	(0.58)	(0.13)	(0.42)	10.04	(1.27	)(k)	883	0.73		0.83		4.33		0.69		61

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $202,122,885 and sold of $25,268,549 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Municipal Fund into the Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $354,654, $10,677, $87,202 and $141,122 for Class A, Class B, Class C and Class Y shares, respectively.
(e)	Annualized.
(f)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	The total return, ratio of expense to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(h)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	On June 1, 2010, Class I shares of Van Kampen Intermediate Term Municipal Income Fund were reorganized into Class Y shares of the Fund.
(k)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

33                         Invesco Intermediate Term Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco Intermediate Term Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Intermediate Term Municipal Income Fund (formerly known as Invesco Van Kampen Intermediate Term Municipal Income Fund; one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, the period ended February 28, 2011 and the year ended September 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by another independent registered public accounting firm whose report dated November 20, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 26, 2013

Houston, Texas

34                         Invesco Intermediate Term Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2012 through February 28, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/13)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/13)	Expenses Paid During Period[2]
A	$1,000.00	$1,024.20	$3.86	$1,020.98	$3.86	0.77%
B	1,000.00	1,024.10	3.86	1,020.98	3.86	0.77
C	1,000.00	1,020.40	7.61	1,017.26	7.60	1.52
Y	1,000.00	1,025.50	2.61	1,022.22	2.61	0.52

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2012 through February 28, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

35                         Invesco Intermediate Term Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2013:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

36                         Invesco Intermediate Term Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy
[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Intermediate Term Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	124	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll – 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None

T-2                         Invesco Intermediate Term Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds inFund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Intermediate Term Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds inFund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Intermediate Term Municipal Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms
N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242 VK-ITMI-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders February 28, 2013

Invesco Municipal Income Fund

Nasdaq:
A: VKMMX ■ B: VMIBX ■ C: VMICX ■ Y: VMIIX

2 Letters to Shareholders
4 Performance Summary
4 Management Discussion
6 Long-Term Fund Performance
8 Supplemental Information
9 Schedule of Investments
30 Financial Statements
32 Notes to Financial Statements
38 Financial Highlights
39 Auditor's Report
40 Fund Expenses
41 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As it began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data and competing proposals on how to reduce the federal budget deficit increased investor uncertainty and hindered market performance. Throughout the reporting period, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco Municipal Income Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty. Clearly, risk remains a primary focus for investors of all types. As Trustees of the

Invesco Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco Municipal Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2013, all share classes of Invesco Municipal Income Fund, at net asset value (NAV), posted positive returns. The Fund at NAV outperformed its broad market/style-specific benchmark, the Barclays Municipal Bond Index. The Fund’s hospital sector allocation and exposure to lower-quality credits contributed to performance versus the Barclays Municipal Bond Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/12 to 2/28/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.56%
Class B Shares	5.85
Class C Shares	5.77
Class Y Shares	6.82
Barclays Municipal Bond Index‚ (Broad Market/Style-Specific Index)	5.01

Source(s): ‚Lipper Inc.

How we invest

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

Under normal market conditions, we seek to achieve the Fund’s investment objective by investing at least 80% of the Fund’s total assets in municipal securities rated investment grade by at least one nationally recognized statistical rating organization – or if not rated, securities we determine to be of comparable quality – at the time of purchase.

Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities rated below investment grade. Lower-grade securities are commonly referred to as junk bonds and involve greater risks than investments in higher-grade securities. The Fund does not purchase securities that are in default or considered extremely speculative.

The Fund may invest all or a substantial portion of its total assets in municipal securities that are subject to the federal alternative minimum tax (AMT). Accordingly, the Fund may not be a suitable investment for investors who are already subject to the AMT or could become subject to it as a result of an investment in the Fund.

From time to time, the Fund temporarily may invest up to 10% of its total assets in tax-exempt money market funds, and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses. We may sell securities based on factors such as degradation in credit quality, a decision to shorten or lengthen the Fund’s duration, or reducing exposure to a particular sector or issuer.

Market conditions and your Fund

For the fiscal year ended February 28, 2013, the municipal market produced yet another year of positive performance. The Barclays Municipal Bond Index returned 5.01%, outperforming other fixed income indexes such as the Barclays U.S. Aggregate Index, which returned 3.12%; the Barclays Asset-Backed Securities Index, which returned 2.64%; the Barclays U.S. Mortgage-Backed Securities Index, which returned 1.92%; and the Barclays U.S. Agency Index, which returned 1.88%.1

    During the reporting period, municipal issuance, or lack thereof, coupled with strong net inflows into municipal bond funds, resulted in a favorable environment for municipal performance. Municipal bond issuance ended 2012 with $379 billion in gross new issues.2 While the gross figure reflects a 29% increase from the 2011 level, it also marks the second consecutive year of net negative supply.2 Concerns regarding tax reform and general economic uncertainty led investors to flock into municipal bond funds, and net inflows for calendar year 2012 were over $50 billion3, a stark contrast from the $12 billion in net outflows that the category experienced in calendar year 2011.3

    The financial situation at the state level generally continues to improve, as evidenced by the growth in tax revenues, which have increased for 11 consecutive quarters, according to data collected by the Rockefeller Institute.4 The 11 quarters of growth in state tax collections came after five straight quarters of declines in collections were posted immediately following the recession.4 Year-

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	86.4%
General Obligation Bonds	9.2
Pre-Refunded Bonds	4.4

Total Net Assets	$2.1 billion

Total Number of Holdings	670

Top Five Fixed Income Holdings

	Coupon	Maturity	% of Total Net Assets
1. Washington (State of); Series 2010 B	5.00%	08/01/30	1.2%
2. New York (State of) Dormitory Authority (General Purpose); Series 2011 A	5.00	03/15/31	1.2
3. Massachusetts (State of) Development Finance Agency (Harvard University); Series 2009 A	5.50	11/15/36	1.2
4. Houston (City of); Series 2004 A	5.25	05/15/23	1.1
5. South Miami (City of); Health Facilities Authority (Baptist Health South Florida Obligated Group); Series 2007	5.00	08/15/42	0.9

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4                Invesco Municipal Income Fund

over-year state tax revenues increased by 2.7% in the third quarter of 2012, the most recent data available.4 Despite these positive trends, overall tax collections remain weak compared to recent history. Nevertheless, state tax revenues were 1.4% higher in the third quarter of 2012 than they were in the same quarter of 2008.4

    As we approached the end of the reporting period, we expected political, headline and event risk to remain elevated in 2013 as lawmakers consider various options to close the federal spending gap. We recognize that difficult budget and policy decisions are needed, and as a result we are avoiding investments that are highly dependent on federal aid.

    Performance was also driven by BBB-AAA5 credit quality spread tightening for most of the reporting period, largely a result of continued declining yields, strong demand and low tax-exempt issuance. As a result, lower credit quality sectors, namely BBB-rated issues, out-performed higher-rated credits and contributed to relative performance as we held overweight exposure to these market segments. The Fund’s non-rated allocation also contributed to relative performance.

    At a sector level, our overweight position and security selection in the hospital sector was the main contributor to Fund performance. Our allocation in the special tax sector also contributed to Fund returns for the reporting period. Our underweight exposure to state general obligation bonds was the main detractor from relative Fund performance.

    In terms of the yield curve positioning, the Fund’s overweight exposure to the intermediate (15- to 20- years) and the long end (20+ years) of the curve contributed to relative returns as yields declined during most of the reporting period. Some of our yield curve and duration positioning was implemented through the use of inverse floating rate securities. Inverse floating rate securities are instruments that have an inverse relationship to a referenced interest rate. Inverse floating rate securities can be a more efficient means to manage duration, yield curve exposure and credit exposure and can potentially enhance yield.

    During the reporting period, leverage made a positive contribution to the performance of the Fund. The Fund achieved a leveraged position through the use of inverse floating rate securities. The Fund uses leverage because we believe that, over time, leveraging can provide opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    Thank you for investing in Invesco Municipal Income Fund and for sharing our long-term investment horizon.

1	Source: Barclays
2	Source: Securities Industry and Financial Markets Association
3	Source: Morningstar
4	Source: The Nelson A. Rockefeller Institute of Government
5	Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select ‘Understanding Ratings’ under Rating Resources on the homepage.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Byron Portfolio manager, is manager of Invesco Municipal Income Fund. He joined Invesco in 2010. Mr. Byron earned a BS in finance from Marquette University and an MBA in finance from DePaul University.

Robert Stryker Chartered Financial Analyst, portfolio manager, is manager of Invesco Municipal Income Fund. He joined Invesco in 2010.
Mr. Stryker earned a BS in finance from the University of Illinois at Chicago.

Robert Wimmel Portfolio manager, is manager of Invesco Municipal Income Fund. He joined Invesco in 2010. Mr. Wimmel earned a BA in anthropology from the University of Cincinnati and an MA in economics from the University of Illinois at Chicago.

5 Invesco Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 02/28/03

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart above and before tax table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

■

Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities.

About indexes used in this report

■	The Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Barclays Asset-Backed Securities Index tracks the performance of debt securities backed by assets including credit card, home equity and auto loans that are rated investment grade or higher.
■	The Barclays U.S. Mortgage-Backed Securities Index represents mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
■

The Barclays U.S. Agency Index measures the performance of the agency sector of the US government bond market and is composed of investment-grade US dollar-denominated debentures issued by government and government-related agencies, including FNMA and FHLMC.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns.

6                Invesco Municipal Income Fund

Average Annual Total Returns
As of 2/28/13, including maximum applicable sales charges
	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
Class A Shares
Inception (8/1/90)	5.24%	5.22%	5.25%
10 Years	3.82	3.82	3.95
5 Years	5.55	5.55	5.40
1 Year	2.01	2.01	2.94

Class B Shares
Inception (8/24/92)	4.53%	4.51%	4.57%
10 Years	3.65	3.64	3.72
5 Years	5.35	5.35	5.11
1 Year	0.85	0.85	2.02

Class C Shares
Inception (8/13/93)	3.74%	3.73%	3.82%
10 Years	3.49	3.49	3.57
5 Years	5.67	5.67	5.36
1 Year	4.77	4.77	4.24

Class Y Shares
Inception (8/12/05)	4.54%	4.54%	4.61%
5 Years	6.72	6.71	6.40
1 Year	6.82	6.82	5.85

Average Annual Total Returns
As of 12/31/12, the most recent calendar quarter end, including maximum applicable sales charges
	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
Class A Shares
Inception (8/1/90)	5.22%	5.20%	5.23%
10 Years	3.79	3.79	3.88
5 Years	4.20	4.20	4.27
1 Year	4.32	4.32	4.31

Class B Shares
Inception (8/24/92)	4.51%	4.49%	4.53%
10 Years	3.62	3.62	3.67
5 Years	3.99	3.99	4.01
1 Year	3.13	3.13	3.32

Class C Shares
Inception (8/13/93)	3.72%	3.71%	3.77%
10 Years	3.47	3.47	3.52
5 Years	4.32	4.32	4.29
1 Year	7.15	7.15	5.93

Class Y Shares
Inception (8/12/05)	4.49%	4.48%	4.54%
5 Years	5.38	5.37	5.33
1 Year	9.20	9.20	7.64

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Municipal Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Municipal Income Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Municipal Income Fund (renamed Invesco Municipal Income Fund). Share class returns will differ from the predecessor fund because of different expenses.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.90%, 1.65%, 1.65% and 0.65%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

7                Invesco Municipal Income Fund

Invesco Municipal Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

■	Unless otherwise stated, information presented in this report is as of February 28, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Alternative minimum tax risk. All or a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
■

Call risk. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■

Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■

High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■

Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.

■

Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

■

Medium and lower-grade municipal securities risk. Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore, many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

■

Municipal issuer focus risk. The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group is not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund’s net asset value also increases.

■

Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	VKMMX
Class B Shares	VMIBX
Class C Shares	VMICX
Class Y Shares	VMIIX

8                Invesco Municipal Income Fund

Schedule of Investments

February 28, 2013

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–106.06%
Alabama–0.79%
Birmingham (City of) Water Works Board; Series 2004 A, Water & Sewer RB(a)(b)	5.00%	01/01/14	$1,095	$1,139,227
Courtland (City of) Industrial Development Board (International Paper Co.); Series 2005 A, Ref. Solid Waste Disposal RB(c)	5.20%	06/01/25	2,500	2,610,200
Houston (County of) Health Care Authority; Series 2006 A, RB (INS-AMBAC)(d)	5.25%	10/01/30	3,670	3,774,338
Huntsville (City of) Special Care Facilities Financing Authority (Redstone Village); Series 2007, Retirement Facility RB	5.50%	01/01/43	900	884,385
Mobile (City of) Industrial Development Board (Mobile Energy Services Co.); Series 1995, Ref. Solid Waste Disposal RB	6.95%	01/01/20	3	0
Selma (City of) Industrial Development Board; Series 2009 A, Gulf Opportunity Zone RB	6.25%	11/01/33	4,100	4,744,602
University of Alabama Board of Trustees; Series 2008 A, Hospital RB	5.75%	09/01/22	3,000	3,543,660
				16,696,412

Alaska–1.17%
Alaska (State of) International Airports System;
Series 2006 B, Ref. RB (INS-NATL)(d)	5.00%	10/01/24	6,525	7,333,447
Series 2006 D, Ref. RB (INS-NATL)(d)	5.00%	10/01/24	9,570	10,755,723
Alaska (State of) Municipal Bond Bank Authority; Series 2009 1, RB	5.75%	09/01/33	200	235,530
Matanuska-Susitna (Borough of) (Goose Creek Correctional Center); Series 2009, Lease RB (INS-AGC)(d)	6.00%	09/01/28	5,000	6,223,450
				24,548,150

Arizona–3.10%
Arizona (State of) Health Facilities Authority (Banner Health); Series 2008 D, RB (INS-BHAC)(d)	5.50%	01/01/38	5,000	5,581,900
Arizona (State of) Health Facilities Authority (Catholic Healthcare West); Series 2011 B-1, RB	5.25%	03/01/39	5,000	5,586,150
Arizona (State of);
Series 2008 A, COP (INS-AGM)(d)	5.00%	09/01/24	2,375	2,636,915
Series 2008 A, COP (INS-AGM)(d)	5.00%	09/01/26	2,420	2,661,468
Arizona State University (Research Infrastructure); Series 2004, COP (INS-AMBAC)(d)	5.25%	09/01/24	885	945,145
Glendale (City of) Industrial Development Authority (John C. Lincoln Health Network);
Series 2005, Ref. Hospital RB	5.00%	12/01/35	1,655	1,705,792
Series 2005 B, Ref. Hospital RB	5.25%	12/01/23	3,250	3,445,325
Series 2005 B, Ref. Hospital RB	5.25%	12/01/25	2,250	2,371,770
Glendale (City of) Industrial Development Authority (Midwestern University);
Series 2010, RB	5.00%	05/15/35	1,000	1,068,860
Series 2010, RB	5.13%	05/15/40	2,150	2,291,126
Goodyear (City of) McDowell Road Commercial Corridor Improvement District; Series 2007, Special Assessment Improvement RB (INS-AMBAC)(d)	5.25%	01/01/32	1,665	1,756,858
Maricopa County Pollution Control Corp. (Arizona Public Service Co.—Palo Verde); Series 2009 A, Ref. PCR(b)(e)	6.00%	05/01/14	1,000	1,054,220
Maricopa County Pollution Control Corp. (El Paso Electric Co. Palo Verde); Series 2012, Ref. PCR	4.50%	08/01/42	4,000	4,122,360
Navajo County Pollution Control Corp.;
Series 2009 C, PCR(b)(e)	5.50%	06/01/14	1,000	1,052,130
Series 2009 E, PCR(b)(e)	5.75%	06/01/16	1,000	1,127,990
Phoenix (City of) Industrial Development Authority (Career Success Schools);
Series 2009, Education RB	7.00%	01/01/39	600	620,292
Series 2009, Education RB	7.13%	01/01/45	570	591,677
Phoenix (City of) Industrial Development Authority (Great Hearts Academies);
Series 2012, Education RB	6.30%	07/01/42	750	811,313
Series 2012, Education RB	6.40%	07/01/47	400	434,316
Phoenix (City of) Industrial Development Authority (Rowan University);
Series 2012, Lease RB	5.00%	06/01/42	5,000	5,450,050
Series 2012, Lease RB	5.25%	06/01/34	1,000	1,125,110

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Phoenix Civic Improvement Corp.;
Series 2004, Jr. Lien Wastewater System RB (INS-NATL)(d)	5.00%	07/01/27	$2,000	$2,111,020
Series 2008 B, Sr. Lien Airport RB(c)	5.25%	07/01/19	1,000	1,186,140
Pima (County of) Industrial Development Authority (Global Water Resources, LLC);
Series 2007, Water & Wastewater RB(c)	6.55%	12/01/37	1,600	1,673,072
Series 2008, Water & Wastewater RB(c)	6.38%	12/01/18	719	770,092
Pima (County of) Industrial Development Authority (Tucson Electric Power Co.); Series 2010 A, IDR	5.25%	10/01/40	1,925	2,103,524
Pinal (County of) Electric District No. 3; Series 2011, Ref. Electrical System RB	5.25%	07/01/41	2,000	2,245,060
Pinal (County of) Electric District No. 4;
Series 2008, Electrical System RB	6.00%	12/01/23	550	626,340
Series 2008, Electrical System RB	6.00%	12/01/28	740	827,091
Salt River Project Agricultural Improvement & Power District;
Series 2009 A, Electric System RB(f)	5.00%	01/01/25	3,000	3,538,200
Series 2009 A, Electric System RB(f)	5.00%	01/01/28	2,000	2,351,500
University Medical Center Corp.; Series 2009, Hospital RB	6.00%	07/01/24	1,250	1,463,462
				65,336,268

California–11.54%
Adelanto (City of) Public Utility Authority (Utility System); Series 2009 A, Ref. RB	6.75%	07/01/39	2,000	2,206,300
Alameda (County of) Joint Powers Authority (Juvenile Justice Refunding); Series 2008 A, Lease RB (INS-AGM)(d)	5.00%	12/01/25	4,535	5,255,566
Bay Area Governments Association (California Redevelopment Agency Pool); Series 2004 A, Tax Allocation RB (INS-SGI)(d)	5.25%	09/01/35	3,780	3,791,907
Beverly Hills Unified School District (Election of 2008);
Series 2009, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/26	3,180	2,108,308
Series 2009, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/31	40	20,522
California (State of) Department of Veterans Affairs; Series 2007 A, Home Purchase RB(c)(f)	4.95%	12/01/37	9,585	9,867,182
California (State of) Health Facilities Financing Authority (Catholic Healthcare West); Series 2009 A, RB	6.00%	07/01/39	5,000	5,947,550
California (State of) Housing Finance Agency;
Series 1983 B, Home Mortgage CAB RB (CEP-FHA)(g)	0.00%	08/01/15	10	7,955
Series 2008 K, Home Mortgage RB(c)	5.30%	08/01/23	2,465	2,561,776
Series 2008 K, Home Mortgage RB(c)	5.45%	08/01/28	4,000	4,166,560
California (State of) Pollution Control Finance Authority;
Series 2012, Water Furnishing RB(c)	5.00%	07/01/30	3,160	3,363,567
Series 2012, Water Furnishing RB(c)	5.00%	07/01/37	6,955	7,266,028
California (State of) School Finance Authority (New Designs Charter School); Series 2012, Educational Facilities RB	5.50%	06/01/42	2,000	2,052,340
California (State of) Statewide Communities Development Authority (Adventist Health System/West); Series 2005 A, Health Facility RB	5.00%	03/01/30	5,000	5,348,000
California (State of) Statewide Communities Development Authority (California Baptist University); Series 2007 A, RB	5.50%	11/01/38	1,250	1,341,600
California (State of) Statewide Communities Development Authority (John Muir Health); Series 2006 A, RB	5.00%	08/15/32	7,000	7,768,320
California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB (CEP-FHA)	6.25%	08/01/24	1,735	2,132,818
California (State of) Statewide Communities Development Authority (Pooled Financing Program);
Series 2004 A, Water & Wastewater RB(a)	5.25%	10/01/24	3,920	4,057,122
Series 2004 A, Water & Wastewater RB (INS-AGM)(d)	5.00%	10/01/29	1,095	1,131,277
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB	6.25%	11/15/19	500	566,135
Series 2009, Senior Living RB	6.63%	11/15/24	2,000	2,301,340
California (State of);
Series 2002, Unlimited Tax GO Bonds	6.00%	04/01/19	3,500	4,473,595
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/41	4,000	4,493,840
Series 2012, Various Purpose Unlimited Tax GO Bonds	5.00%	04/01/42	4,000	4,515,160

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Capistrano Unified School District; Series 2005, Community Facilities Special Tax RB (INS-NATL)(d)	5.00%	09/01/25	$5,000	$5,154,350
Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax CAB GO Bonds (INS-NATL)(d)(g)	0.00%	08/01/29	1,585	852,033
Earlimart School District; Series 1994 1, Unlimited Tax GO Bonds (INS-AMBAC)(d)	6.70%	08/01/21	425	515,453
El Segundo Unified School District (Election of 2008);
Series 2009 A, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/32	5,030	2,069,392
Series 2009 A, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/33	4,185	1,621,981
Foothill-Eastern Transportation Corridor Agency; Series 1999, Ref. Toll Road CAB RB (INS-NATL)(d)(g)	0.00%	01/15/17	3,000	2,419,950
Golden State Tobacco Securitization Corp.; Series 2005 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/45	1,500	1,567,140
Golden West Schools Financing Authority; Series 1999 A, Ref. RB (INS-NATL)(d)	5.75%	08/01/19	265	318,803
Lancaster (City of) Redevelopment Agency (Combined Redevelopment Areas); Series 2009, Tax Allocation RB	6.50%	08/01/29	2,000	2,273,480
Long Beach Unified School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds	5.75%	08/01/33	5,000	5,918,150
Los Angeles (City of) Department of Water & Power; Subseries 2008 A-1, Power System RB(f)	5.25%	07/01/38	2,000	2,326,040
Los Angeles Unified School District (Election of 2004); Series 2009 I, Unlimited Tax GO Bonds	5.00%	07/01/29	3,000	3,475,740
Menifee Union School District (Election of 2008); Series 2009 C, Unlimited Tax CAB GO Bonds (INS-AGC)(d)(g)	0.00%	08/01/35	3,260	1,083,005
Oakland (Port of);
Series 2007 A, Ref. Intermediate Lien RB (INS-NATL)(c)(d)	5.00%	11/01/29	4,000	4,400,440
Series 2012 P, Ref. Sr. Lien RB(c)	5.00%	05/01/26	4,000	4,622,760
Patterson Joint Unified School District (Election of 2008);
Series 2009 B, Unlimited Tax CAB GO Bonds (INS-AGM)(d)(g)	0.00%	08/01/37	1,170	338,317
Series 2009 B, Unlimited Tax CAB GO Bonds (INS-AGM)(d)(g)	0.00%	08/01/38	4,770	1,307,743
Series 2009 B, Unlimited Tax CAB GO Bonds (INS-AGM)(d)(g)	0.00%	08/01/39	5,010	1,291,979
Series 2009 B, Unlimited Tax CAB GO Bonds (INS-AGM)(d)(g)	0.00%	08/01/40	5,260	1,278,338
Series 2009 B, Unlimited Tax CAB GO Bonds (INS-AGM)(d)(g)	0.00%	08/01/41	5,520	1,263,583
Pittsburg Unified School District (Election of 2006); Series 2009 B, Unlimited Tax GO Bonds (INS-AGM)(d)	5.50%	08/01/31	2,420	2,776,200
Poway Unified School District (Community Facilities District No. 6); Series 2007, Special Tax RB (INS-AMBAC)(d)	5.00%	09/01/35	5,000	5,135,850
Regents of the University of California;
Series 2009 O, General RB(f)	5.75%	05/15/23	5,570	6,890,703
Series 2009 O, General RB(f)	5.75%	05/15/25	8,205	10,066,879
Richmond (City of) Joint Powers Financing Authority (Point Potrero); Series 2009 A, Lease RB	6.25%	07/01/24	2,500	2,952,475
Riverside (City of); Series 2008 D, Electric RB (INS-AGM)(d)	5.00%	10/01/38	6,335	6,882,281
Sacramento (County of); Series 2010, Sr. Airport System RB	5.00%	07/01/40	4,300	4,739,073
San Buenaventura (City of) (Community Memorial Health System);
Series 2011, RB	6.25%	12/01/20	1,000	1,177,560
Series 2011, RB	6.50%	12/01/21	2,000	2,416,360
Series 2011, RB	6.50%	12/01/22	2,000	2,399,780
San Diego Community College District (Election of 2002); Series 2009, Unlimited Tax GO Bonds(f)	5.25%	08/01/33	7,500	9,131,775
San Diego Unified School District; Series 2012 R-1, Unlimited Tax CAB GO Bonds(g)	0.00%	07/01/30	7,000	3,407,390
San Francisco (City & County of) Airport Commission (San Francisco International Airport); Series 2011 C, Ref. Second Series RB(c)	5.00%	05/01/23	10,000	11,853,200
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment); Series 2009 D, Tax Allocation RB	6.00%	08/01/24	1,000	1,118,900
San Jose (City of);
Series 2011 A-1, Airport RB(c)	5.25%	03/01/26	2,730	3,154,297
Series 2011 A-1, Airport RB(c)	6.25%	03/01/34	2,500	3,006,525
San Marcos (City of) Public Facilities Authority; Series 2006 A, Ref. Tax Increment Pass-Through RB (INS-AMBAC)(d)	5.00%	10/01/31	5,140	5,257,500
South Orange (County of) Public Financing Authority (Ladera Ranch); Series 2005 A, Special Tax RB (INS-AMBAC)(d)	5.00%	08/15/27	5,380	5,538,064
South Tahoe Joint Powers Financing Authority (South Tahoe Redevelopment Project Area No. 1); Series 2005 A, Ref. RB (INS-AMBAC)(d)	5.00%	10/01/35	2,000	2,021,680

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Southern California Metropolitan Water District; Series 2005 A, RB (INS-AGM)(d)	5.00%	07/01/35	$2,000	$2,181,260
Southern California Public Power Authority (Mead-Adelanto); Series 1994 A, RB (INS-AMBAC)(d)(h)	9.15%	07/01/15	9,000	10,110,780
Vernon (City of); Series 2009 A, Electric System RB	5.13%	08/01/21	3,000	3,407,490
West Contra Costa Unified School District; Series 2005, Unlimited Tax CAB GO Bonds (INS-NATL)(d)(g)	0.00%	08/01/27	7,865	4,124,563
Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax CAB GO Bonds (INS-AGM)(d)(g)	0.00%	08/01/24	3,570	2,400,825
				242,994,855

Colorado–2.63%
Colorado (State of) Educational & Cultural Facilities Authority (Aurora Academy); Series 2004, Charter School RB (INS-SGI)(d)	5.25%	02/15/34	3,745	3,780,465
Colorado (State of) Educational & Cultural Facilities Authority (Challenge to Excellence Charter School); Series 2007, Ref. Charter School RB (INS-AGC)(d)	5.00%	06/01/37	1,070	1,131,407
Colorado (State of) Health Facilities Authority (Evangelical Lutheran); Series 2004 A, RB	5.25%	06/01/34	1,000	1,045,190
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3);
Series 2010, Private Activity RB	6.00%	01/15/41	2,650	3,087,833
Series 2010, Private Activity RB	6.50%	01/15/30	2,400	2,910,720
Colorado Springs (City of);
Series 2002, Hospital RB(a)(b)	5.25%	12/15/18	3,375	4,182,806
Series 2002, Hospital RB(a)(b)	5.25%	12/15/18	3,530	4,374,906
Denver (City & County of) (Justice System);
Series 2008, Unlimited Tax GO Bonds(f)	5.00%	08/01/24	6,000	7,139,400
Series 2008, Unlimited Tax GO Bonds(f)	5.00%	08/01/25	1,500	1,779,675
Denver (City of) Convention Center Hotel Authority; Series 2006, Ref. Sr. RB (INS-SGI)(d)	5.00%	12/01/35	5,680	5,932,249
E-470 Public Highway Authority; Series 1997 B, Sr. CAB RB (INS-NATL)(d)(g)	0.00%	09/01/14	20,000	19,408,000
Montezuma (County of) Hospital District; Series 2007, Ref. RB	5.90%	10/01/37	500	514,005
				55,286,656

Connecticut–0.90%
Connecticut (State of) Development Authority (Aquarion Water Co.); Series 2011, Water Facilities RB(c)	5.50%	04/01/21	3,000	3,531,180
Connecticut (State of) Health & Educational Facilities Authority (Hartford Healthcare); Series 2011 A, RB	5.00%	07/01/41	5,700	6,191,169
Connecticut (State of) Health & Educational Facilities Authority (Quinnipiac University); Series 2007 K-2, RB (INS-NATL)(d)	5.00%	07/01/23	1,100	1,288,144
Connecticut (State of) Health & Educational Facilities Authority (Western Connecticut Health Network); Series 2011 M, RB	5.38%	07/01/41	4,000	4,564,720
Connecticut (State of) Housing Finance Authority; Subseries 2010 D-2, Housing Mortgage Finance Program RB(c)	5.00%	05/15/31	1,875	2,046,469
Hamden (Town of) (Whitney Center);
Series 2009 B, Entrance Fee Principal Redemption RB	6.13%	01/01/14	265	265,405
Series 2009 C, RB(b)(e)	7.25%	02/01/16	1,000	1,052,470
				18,939,557

Delaware–0.03%
New Castle (County of) (Newark Charter School, Inc.); Series 2006, RB	5.00%	09/01/22	630	654,400

District of Columbia–2.40%
District of Columbia (Center for Strategic & International Studies, Inc.);
Series 2011, RB	6.38%	03/01/31	2,980	3,229,277
Series 2011, RB	6.63%	03/01/41	1,100	1,202,355
District of Columbia (Sibley Memorial Hospital); Series 2009, Hospital RB	6.38%	10/01/34	2,200	2,588,476
District of Columbia Water & Sewer Authority; Series 2007 A, Public Utility Sub. Lien RB (INS-AGM)(d)	5.50%	10/01/41	4,000	4,596,040
District of Columbia;
Series 2006 B-1, Ballpark RB (INS-NATL)(d)	5.00%	02/01/31	12,000	12,446,880
Series 2009 A, Sec. Income Tax RB(f)	5.00%	12/01/23	10,715	13,029,654

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
District of Columbia–(continued)
Series 2009 A, Sec. Income Tax RB(f)	5.25%	12/01/27	$6,860	$8,318,642
Series 2009 B, Ref. Sec. Income Tax RB(f)	5.00%	12/01/24	4,285	5,185,621
				50,596,945

Florida–7.21%
Alachua (County of) (North Florida Retirement Village, Inc.);
Series 2007, IDR	5.25%	11/15/17	1,000	1,028,690
Series 2007, IDR	5.88%	11/15/36	1,000	993,570
Citizens Property Insurance Corp. (Coastal Account); Series 2011 A-1, Sr. Sec. RB	5.00%	06/01/20	3,000	3,567,870
Escambia (County of) Health Facilities Authority (Florida Health Care Facility Loan Veterans Health Administration Program); Series 2000, RB (INS-AMBAC)(d)	5.95%	07/01/20	460	480,254
Florida (State of) Board of Education; Series 2007 A, Ref. Public Education Capital Outlay Unlimited Tax GO Bonds	5.00%	06/01/19	3,715	4,237,738
Florida (State of) Department of Transportation;
Series 2008 A, Ref. Turnpike RB(f)	5.00%	07/01/26	1,305	1,504,078
Series 2008 A, Ref. Turnpike RB(f)	5.00%	07/01/27	1,325	1,521,948
Series 2008 A, Ref. Turnpike RB(f)	5.00%	07/01/28	1,440	1,654,042
Series 2008 A, Ref. Turnpike RB(f)	5.00%	07/01/32	2,500	2,856,300
Florida (State of) Mid-Bay Bridge Authority;
Series 1991 A, RB(a)	6.88%	10/01/22	2,500	3,423,225
Series 1993 A, Ref. RB (INS-AMBAC)(d)	5.85%	10/01/13	1,260	1,263,049
Series 2008 A, Ref. RB (INS-AGC)(d)	5.00%	10/01/27	1,840	1,978,037
Florida (State of) Municipal Loan Council;
Series 2000 B, RB(a)(b)	5.75%	05/01/13	15	15,145
Series 2000 B, RB (INS-NATL)(d)	5.75%	11/01/14	50	50,238
Florida Housing Finance Corp. (Homeowner Mortgage);
Series 2008 1, RB (CEP-GNMA)(c)	5.80%	07/01/28	1,080	1,107,292
Series 2008 1, RB (CEP-GNMA)(c)	6.00%	07/01/39	655	688,569
Highlands (County of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group);
Series 2006 C, RB(a)(b)(e)	5.25%	11/15/16	100	116,952
Series 2006 C, RB	5.25%	11/15/36	3,900	4,321,122
Hillsborough (County of) Aviation Authority; Series 2008 A, RB (INS-AGC)(c)(d)	5.38%	10/01/33	2,500	2,802,125
Jacksonville (City of) (Better Jacksonville); Series 2012 A, Ref. Sales Tax RB	5.00%	10/01/30	3,000	3,506,340
Key West (City of) Utility Board; Series 1985 D, Electricity CAB RB(a)(g)	0.00%	10/01/13	1,000	994,770
Martin (County of) Health Facilities Authority (Martin Memorial Medical Center); Series 2012, RB	5.50%	11/15/42	5,000	5,552,750
Miami-Dade (County of) (Miami International Airport);
Series 2005, Aviation RB (INS-AGC)(c)(d)	5.00%	10/01/38	16,100	17,198,664
Series 2010 A, Aviation RB	5.38%	10/01/35	2,000	2,289,620
Miami-Dade (County of) Educational Facilities Authority (University of Miami);
Series 2008 A, RB (INS-BHAC)(d)	5.50%	04/01/38	4,000	4,435,400
Series 2012 A, RB	5.00%	04/01/42	3,500	3,947,790
Miami-Dade (County of) Expressway Authority; Series 2010 A, Ref. Toll System RB (INS-AGM)(d)	5.00%	07/01/35	3,350	3,754,412
Miami-Dade (County of) School Board; Series 2008 B, COP (INS-AGC)(d)	5.25%	05/01/26	5,000	5,858,600
Miami-Dade (County of);
Series 2005 B, Sub. Special Obligation RB (INS-NATL)(d)	5.00%	10/01/35	2,500	2,714,050
Series 2010, Water & Sewer System RB (INS-AGM)(d)	5.00%	10/01/39	4,500	5,037,165
Series 2012, Transit System Sales Surtax RB	5.00%	07/01/31	1,500	1,740,780
Series 2012, Transit System Sales Surtax RB	5.00%	07/01/33	1,260	1,444,577
Series 2012, Transit System Sales Surtax RB	5.00%	07/01/42	5,500	6,192,010
Series 2012 A, Ref. Aviation RB(c)	5.00%	10/01/31	2,000	2,253,880
Series 2012 B, Ref. Sub. Special Obligation RB	5.00%	10/01/37	4,000	4,476,520
Palm Beach (County of) Health Facilities Authority (The Waterford);
Series 2007, RB	5.25%	11/15/17	1,880	2,025,117
Series 2007, RB	5.88%	11/15/37	800	842,376
Port St. Lucie (City of); Series 2009, Ref. Utility System RB (INS-AGC)(d)	5.00%	09/01/35	1,500	1,696,875

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Putnam (County of) Development Authority (Seminole Electric Cooperative); Series 2007 A, Ref. PCR (INS-AMBAC)(b)(d)(e)	5.35%	05/01/18	$5,200	$6,162,104
Reunion East Community Development District; Series 2005, Special Assessment RB(i)	5.80%	05/01/36	490	269,515
Seminole Indian Tribe of Florida;
Series 2007 A, Special Obligation RB(j)	5.25%	10/01/27	3,500	3,785,845
Series 2007 A, Special Obligation RB(j)	5.75%	10/01/22	500	556,740
Seven Oaks Community Development District II; Series 2003 A, Special Assessment RB	6.40%	05/01/34	1,340	1,312,490
South Miami (City of) Health Facilities Authority (Baptist Health South Florida Obligated Group); Series 2007, Hospital RB(f)	5.00%	08/15/42	18,000	19,604,880
Sunrise (City of);
Series 1998, Ref. Utility System RB(a)(b)	5.20%	10/01/20	1,725	2,150,902
Series 1998, Ref. Utility System RB (INS-AMBAC)(d)	5.20%	10/01/20	2,275	2,609,630
Tallahassee (City of) (Tallahassee Memorial Regional Medical); Series 1994, Ref. Health Facilities RB (INS-NATL)(d)	6.63%	12/01/13	1,715	1,722,374
Tampa Bay Water; Series 2001 A, Ref. & Improvement Utility System RB (INS-NATL)(d)	6.00%	10/01/29	3,000	4,167,060
				151,913,480

Georgia–2.01%
Atlanta (City of) (Atlantic Station);
Series 2007, Ref. Tax Allocation RB (INS-AGC)(d)	5.25%	12/01/21	1,370	1,516,960
Series 2007, Ref. Tax Allocation RB (INS-AGC)(d)	5.25%	12/01/22	1,000	1,099,310
Atlanta (City of) (Beltline); Series 2009 B, Tax Allocation RB	7.38%	01/01/31	4,810	6,024,862
Atlanta (City of) (Eastside); Series 2005 B, Tax Allocation RB	5.60%	01/01/30	2,500	2,722,225
Atlanta (City of);
Series 2004 C, Airport Passenger Facility Charge & Sub. Lien General RB (INS-AGM)(d)	5.00%	01/01/33	4,000	4,203,280
Series 2004 J, Airport Passenger Facility Charge & Sub. Lien General RB (INS-AGM)(d)	5.00%	01/01/34	3,000	3,196,470
Series 2009 A, Water & Wastewater RB	6.00%	11/01/27	1,000	1,228,260
Series 2009 A, Water & Wastewater RB	6.00%	11/01/28	1,000	1,224,580
Augusta (City of); Series 2004, Water & Sewerage RB (INS-AGM)(d)	5.25%	10/01/39	3,000	3,200,160
Gainesville (City of) & Hall (County of) Development Authority (Acts Retirement-Life Community); Series 2009 A-2, Retirement Community RB	6.38%	11/15/29	700	811,951
Georgia (State of) Municipal Electric Authority;
Series 1998 Y, Power RB(a)(b)	6.50%	01/01/14	145	152,709
Series 1998 Y, Power RB(a)	6.50%	01/01/17	410	447,560
Series 1998 Y, Power RB (INS-NATL)(d)	6.50%	01/01/17	9,445	10,512,946
Putnam (County of) Development Authority (Georgia Power Co.); First Series 1996, PCR	5.10%	06/01/23	2,000	2,024,900
Valdosta (City of) & Lowndes (County of) Hospital Authority (South Medical Center); Series 2011 B, RB	5.00%	10/01/41	3,500	3,901,660
				42,267,833

Hawaii–0.79%
Hawaii (State of) Department of Budget & Finance (Hawaiian Electric Co., Inc. & Subsidiary); Series 2009, Special Purpose RB	6.50%	07/01/39	2,000	2,350,900
Hawaii (State of) Department of Budget & Finance;
Series 2009 C-1, Special Purpose Senior Living RB	7.50%	11/15/15	1,155	1,158,869
Series 2012, Ref. Special Purpose Senior Living RB	5.13%	11/15/32	1,500	1,623,960
Series 2012, Ref. Special Purpose Senior Living RB	5.25%	11/15/37	1,250	1,355,287
Honolulu (City & County of);
Series 2009 A, Unlimited Tax GO Bonds(f)	5.25%	04/01/29	4,120	4,844,214
Series 2011 A, Unlimited Tax GO Bonds	5.25%	08/01/33	2,000	2,418,000
Series 2011 A, Unlimited Tax GO Bonds	5.25%	08/01/34	2,355	2,819,477
				16,570,707

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Idaho–0.75%
Idaho (State of) Health Facilities Authority (St. Luke’s Health System); Series 2008 A, RB	6.50%	11/01/23	$1,000	$1,192,270
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2007, Ref. RB	6.13%	11/15/27	575	593,417
Idaho (State of) Housing & Finance Association (Federal Highway Trust Fund);
Series 2008 A, Grant & RAB (INS-AGC)(d)	5.25%	07/15/23	4,230	4,995,588
Series 2008 A, Grant & RAB (INS-AGC)(d)	5.25%	07/15/24	3,485	4,103,971
Idaho (State of) Housing & Finance Association;
Series 2008 A, Class I, Single Family Mortgage RB(c)	5.63%	07/01/28	35	35,073
Series 2008 A, Class I, Single Family Mortgage RB(c)	5.75%	07/01/39	70	70,149
Series 2008 A, Class II, Single Family Mortgage RB(c)	5.85%	07/01/36	1,320	1,380,007
Series 2008 A, Class III, Single Family Mortgage RB(c)	5.70%	07/01/28	3,200	3,372,992
				15,743,467

Illinois–13.12%
Bartlett (Village of) (Quarry Redevelopment); Series 2007, Ref. Sr. Lien Tax Increment Allocation RB	5.60%	01/01/23	2,250	2,182,005
Bolingbrook (Village of); Series 2005, Sales Tax RB	6.25%	01/01/24	1,500	1,201,590
Bourbonnais (Village of) (Olivet Nazarene University); Series 2007, Industrial Project RB (INS-Radian)(d)	5.13%	11/01/37	3,755	3,910,532
Chicago (City of) (Diversey/Narragansett); Series 2006, COP	7.46%	02/15/26	460	369,274
Chicago (City of) (Midway Airport);
Series 2004 B, Ref. Second Lien RB (INS-AMBAC)(d)	5.00%	01/01/21	5,925	6,344,490
Series 2004 B, Ref. Second Lien RB (INS-AMBAC)(d)	5.00%	01/01/22	6,220	6,660,376
Chicago (City of) (O’Hare International Airport);
Series 2003 E, Ref. Third Lien General Airport RB (INS-AGC)(d)	5.00%	01/01/34	5,000	5,156,650
Series 2003 E, Ref. Third Lien General Airport RB (INS-AGC)(d)	5.25%	01/01/21	2,840	2,945,392
Series 2003 E, Ref. Third Lien General Airport RB (INS-AGC)(d)	5.25%	01/01/23	3,120	3,233,630
Series 2003 E, Ref. Third Lien General Airport RB (INS-AGC)(d)	5.25%	01/01/24	1,430	1,480,980
Series 2004 A, Ref. Third Lien General Airport RB (INS-AGC)(d)	5.00%	01/01/29	1,000	1,070,040
Series 2005 A, Third Lien General Airport RB (INS-AGC)(d)	5.25%	01/01/24	6,000	6,659,880
Series 2005 A, Third Lien General Airport RB (INS-AGC)(d)	5.25%	01/01/26	3,855	4,240,307
Series 2005 A, Third Lien General Airport RB (INS-NATL)(d)	5.25%	01/01/24	5,000	5,549,900
Series 2008 A, Third Lien General Airport RB (INS-AGM)(d)(f)	5.00%	01/01/33	3,000	3,388,860
Chicago (City of) (Roosevelt Square/ABLA Redevelopment); Series 2009 A, Ref. COP	7.13%	03/15/22	3,388	3,428,453
Chicago (City of) (San Drain & Ship Canal); Series 1997 A, Tax Increment Allocation RB	7.75%	01/01/14	245	245,860
Chicago (City of) Board of Education (School Reform);
Series 1998 B-1, Unlimited Tax CAB GO Bonds (INS-NATL)(d)(g)	0.00%	12/01/19	2,845	2,430,597
Series 1999 A, Unlimited Tax CAB GO Bonds (INS-NATL)(d)(g)	0.00%	12/01/19	1,500	1,281,510
Series 1999 A, Unlimited Tax CAB GO Bonds (INS-NATL)(d)(g)	0.00%	12/01/25	1,020	632,339
Chicago (City of) Metropolitan Water Reclamation District; Series 2011 B, Capital Improvement Limited Tax GO Bonds(f)	5.00%	12/01/24	15,000	18,340,800
Chicago (City of) Transit Authority (FTA Section 5309 Fixed Guideway Modernization Formula Funds); Series 2008, Capital Grant Receipts RB (INS-AGC)(d)	5.25%	06/01/25	4,840	5,438,031
Chicago (City of) Transit Authority; Series 2011, Sales Tax Receipts RB(f)	5.25%	12/01/36	12,000	13,820,880
Chicago (City of);
Series 1996 A-2, Ref. Unlimited Tax GO Bonds (INS-AMBAC)(d)	6.25%	01/01/14	3,000	3,141,210
Series 2001 A, Ref. Project Unlimited Tax GO Bonds (INS-NATL)(d)	5.38%	01/01/17	2,000	2,241,080
Series 2002 A, Ref. Project Unlimited Tax GO Bonds (INS-AMBAC)(d)	5.63%	01/01/39	145	145,580
Series 2008 A, Unlimited Tax GO Bonds (INS-AGC)(d)(f)	5.25%	01/01/24	4,200	4,749,066
Series 2008 A, Unlimited Tax GO Bonds (INS-AGC)(d)(f)	5.25%	01/01/25	4,400	4,955,896
Series 2011, COP	7.13%	05/01/21	2,800	3,085,236
Cook County School District No. 100 (Berwyn South);
Series 1997, Unlimited Tax GO Bonds (INS-AGM)(d)	8.10%	12/01/16	345	425,540
Series 1997, Unlimited Tax GO Bonds (INS-AGM)(d)	8.20%	12/01/14	290	324,426

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Cook County School District No. 122 (Ridgeland);
Series 2000, Unlimited Tax CAB GO Bonds(a)(g)	0.00%	12/01/17	$2,605	$2,502,311
Series 2000, Unlimited Tax CAB GO Bonds(a)(g)	0.00%	12/01/18	2,995	2,697,357
Series 2000, Unlimited Tax CAB GO Bonds(a)(g)	0.00%	12/01/20	4,050	3,362,067
DeKalb County Community Unit School District No. 428;
Series 2008, Unlimited Tax GO Bonds (INS-AGM)(d)	5.00%	01/01/26	2,600	2,969,148
Series 2008, Unlimited Tax GO Bonds (INS-AGM)(d)	5.00%	01/01/27	990	1,128,590
Gilberts (Village of) Special Service Area No. 19 (The Conservancy); Series 2006-1, Special Tax RB(i)	5.38%	03/01/16	1,000	350,450
Huntley (Village of) Special Service Area No. 10; Series 2007, Ref. Special Tax RB (INS-AGC)(d)	5.10%	03/01/29	3,000	3,202,920
Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2008 D, RB	6.50%	11/01/38	1,000	1,210,840
Illinois (State of) Finance Authority (Art Institute of Chicago); Series 2009 A, RB	6.00%	03/01/38	2,500	2,852,725
Illinois (State of) Finance Authority (Fairview Obligated Group);
Series 2008 A, Ref. RB(i)	5.50%	08/15/18	1,000	9,740
Series 2008 A, Ref. RB(i)	6.00%	08/15/22	250	2,435
Series 2008 A, Ref. RB(i)	6.13%	08/15/28	1,500	14,610
Illinois (State of) Finance Authority (Loyola University of Chicago); Series 2012 B, RB	5.00%	07/01/42	5,000	5,637,600
Illinois (State of) Finance Authority (Lutheran Home & Services);
Series 2012, Ref. RB	5.00%	05/15/22	2,335	2,461,744
Series 2012, Ref. RB	5.50%	05/15/27	2,250	2,397,038
Illinois (State of) Finance Authority (Northwestern Memorial Hospital);
Series 2009 A, RB(f)	5.38%	08/15/24	1,000	1,175,700
Series 2009 A, RB(f)	5.75%	08/15/30	2,000	2,347,140
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2010 D-2, TEMPS-65sm RB	7.00%	11/15/15	1,500	1,500,780
Illinois (State of) Finance Authority (Resurrection Health Care Corp.);
Series 1999 A, RB (INS-AGM)(d)	5.50%	05/15/24	12,000	13,144,200
Series 1999 B, RB (INS-AGM)(d)	5.00%	05/15/15	4,700	5,023,595
Series 1999 B, RB (INS-AGM)(d)	5.00%	05/15/17	5,100	5,679,819
Series 1999 B, RB (INS-AGM)(d)	5.00%	05/15/18	5,050	5,726,801
Series 2009, Ref. RB	6.13%	05/15/25	2,870	3,311,176
Illinois (State of) Finance Authority (Riverside Health System); Series 2009, RB	6.25%	11/15/35	2,000	2,334,900
Illinois (State of) Finance Authority (Roosevelt University); Series 2007, RB	5.40%	04/01/27	1,000	1,054,250
Illinois (State of) Finance Authority (Rush University Medical Center Obligated Group); Series 2009 A, RB	7.25%	11/01/38	4,500	5,661,630
Illinois (State of) Finance Authority (Sherman Health System);
Series 1997, RB (INS-AMBAC)(d)	5.25%	08/01/22	2,000	2,003,840
Series 2007 A, RB	5.50%	08/01/37	3,500	3,833,375
Illinois (State of) Finance Authority (Silver Cross Hospital & Medical Centers); Series 2008, Ref. RB	6.00%	08/15/23	2,745	3,089,360
Illinois (State of) Finance Authority (The Carle Foundation); Series 2011 A, RB	6.00%	08/15/41	4,000	4,800,000
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002 B, Ref. Conv. CAB RB (INS-NATL)(d)(n)	5.65%	06/15/22	20,000	18,898,600
Series 2002 B, Ref. RB (INS-NATL)(d)	5.40%	06/15/19	9,250	10,820,188
Illinois (State of); Series 1991, Civic Center RB (INS-AMBAC)(d)	6.25%	12/15/20	3,195	3,647,891
Lake County Community Consolidated School District No. 50 (Woodland); Series 2000 B, Unlimited Tax CAB GO Bonds(a)(g)	0.00%	12/01/14	1,200	1,190,724
Lake County Community Unit School District No. 60 (Waukegan);
Series 1999 A, Unlimited Tax CAB GO Bonds(a)(g)	0.00%	12/01/17	2,875	2,761,668
Series 1999 A, Unlimited Tax CAB GO Bonds (INS-AGM)(d)(g)	0.00%	12/01/17	3,915	3,568,992
McHenry & Kane Counties Community Consolidated School District No. 158 (Huntley); Series 2000, Unlimited Tax CAB GO Bonds (INS-NATL)(d)(g)	0.00%	01/01/17	3,000	2,739,870
McHenry (County of) Special Service Area (Wonder Lake Dredging); Series 2010, Special Tax RB	6.50%	03/01/30	3,820	4,338,718
McHenry County Community High School District No. 154 (Marengo); Series 2001, Unlimited Tax CAB GO Bonds (INS-NATL) (d)(g)	0.00%	01/01/16	1,330	1,290,818
Plano (City of) Special Service Area No. 10 (Lakewood Springs Club); Series 2007, Special Tax RB(i)	5.80%	03/01/37	1,500	779,340

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Railsplitter Tobacco Settlement Authority;
Series 2010, RB	5.25%	06/01/21	$1,000	$1,207,160
Series 2010, RB	6.00%	06/01/28	10,000	11,989,300
United City of Yorkville (City of) Special Service Area No. 2004-107 (Raintree Village II); Series 2005, Special Tax RB	6.25%	03/01/35	958	596,987
University of Illinois; Series 2011 A, Auxiliary Facilities System RB	5.13%	04/01/36	1,000	1,119,980
Volo (Village of) Special Service Area No. 3 (Symphony Meadows); Series 2006-1, Special Tax RB	6.00%	03/01/36	536	479,066
Will (County of) & Kankakee (City of) Regional Development Authority (Senior Estates Supportive Living); Series 2007, MFH RB(c)	7.00%	12/01/42	415	433,513
				276,429,366

Indiana–1.41%
Indiana (State of) Finance Authority (Community Foundation of Northwest Indiana); Series 2007, Hospital RB	5.50%	03/01/22	500	555,460
Indiana (State of) Finance Authority (CWA Authority); Series 2011 B, Second Lien Wastewater Utility RB	5.00%	10/01/41	10,000	11,084,900
Indiana (State of) Finance Authority (Ohio Valley Electric Corp.);
Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/32	1,220	1,306,718
Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/39	2,500	2,667,775
Indiana (State of) Finance Authority (Sisters of St. Francis Health Services); Series 2006 E, Ref. Health System RB (INS-AGM)(d)	5.25%	05/15/41	2,000	2,157,880
Indiana (State of) Municipal Power Agency; Series 2009 B, Power Supply System RB	6.00%	01/01/39	3,000	3,595,230
Indianapolis (City of) Airport Authority (Fed Ex Corp.); Series 2004, Ref. Special Facilities RB(c)	5.10%	01/15/17	1,500	1,705,230
Indianapolis Local Public Improvement Bond Bank; Series 1992 D, RB(a)	6.75%	02/01/14	130	137,547
Lake Central Multi-District School Building Corp.; Series 2012 B, First Mortgage RB	5.00%	07/15/32	3,700	4,340,692
St. Joseph (County of) Redevelopment District;
Series 1997 B, Tax Increment Allocation CAB RB(g)	0.00%	06/30/13	135	132,087
Series 1997 B, Tax Increment Allocation CAB RB(g)	0.00%	06/30/14	130	117,790
Series 1997 B, Tax Increment Allocation CAB RB(g)	0.00%	06/30/15	130	109,080
Series 1997 B, Tax Increment Allocation CAB RB(g)	0.00%	06/30/16	135	104,907
Series 1997 B, Tax Increment Allocation CAB RB(g)	0.00%	06/30/17	225	161,930
Vigo (County of) Hospital Authority (Union Hospital, Inc.); Series 2007, RB(j)	5.50%	09/01/27	1,500	1,574,310
				29,751,536

Iowa–2.71%
Altoona (City of); Series 2008, Annual Appropriation Urban Renewal Tax Increment RB	6.00%	06/01/34	1,860	2,033,594
Ames (City of) (Mary Greeley Medical Center); Series 2011, Hospital RB	5.25%	06/15/36	7,000	7,671,510
Coralville (City of); Series 2006 D, COP	5.25%	06/01/26	1,125	1,163,318
Iowa (State of) (IJOBS Program);
Series 2009 A, Special Obligation RB(f)(k)	5.00%	06/01/25	5,815	6,953,344
Series 2009 A, Special Obligation RB(f)(k)	5.00%	06/01/26	4,360	5,180,726
Series 2009 A, Special Obligation RB(f)(k)	5.00%	06/01/27	9,300	11,026,452
Iowa (State of) Finance Authority (Alcoa Inc.); Series 2012, Midwestern Disaster Area RB	4.75%	08/01/42	3,900	3,968,094
Iowa (State of) Finance Authority (Iowa Health System); Series 2008 A, Health Facilities RB (INS-AGC)(d)	5.25%	08/15/29	1,500	1,704,975
Iowa (State of) Finance Authority (Mercy Medical Center);
Series 2012, Health Facilities RB	4.00%	08/15/30	1,230	1,269,643
Series 2012, Health Facilities RB	4.00%	08/15/31	1,285	1,318,114
Iowa (State of) Finance Authority (Western Home); Series 2012, Ref. Health Care Facilities RB	5.00%	12/01/27	2,000	2,010,600
Iowa Student Loan Liquidity Corp.; Sr. Series 2011 A-2, RB(c)	5.70%	12/01/27	10,000	11,471,500
Washington (County of) Hospital; Series 2006, Hospital RB	5.50%	07/01/32	1,275	1,307,895
				57,079,765

Kansas–0.46%
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group); Series 2009 C, Hospital RB	5.50%	11/15/29	1,500	1,759,785

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kansas–(continued)
Kansas (State of) Development Finance Authority (University of Kansas Health System);
Series 2011 H, Health Facilities RB	5.00%	03/01/34	$1,000	$1,090,890
Series 2011 H, Health Facilities RB	5.13%	03/01/39	2,000	2,177,740
Wyandotte (County of) & Kansas City (City of) Unified Government (Board of Public Utilities); Series 2012 A, Ref. Utility System RB	5.00%	09/01/32	2,000	2,317,100
Wyandotte (County of) & Kansas City (City of) Unified Government; Series 2009 A, Utility System RB (INS-BHAC)(d)	5.00%	09/01/29	2,000	2,311,740
				9,657,255

Kentucky–1.31%
Kentucky (State of) Economic Development Finance Authority (Baptist Healthcare System);
Series 2009 A, Hospital RB	5.38%	08/15/24	3,000	3,462,420
Series 2009 A, Hospital RB	5.63%	08/15/27	1,000	1,163,380
Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.);
Subseries 2008 A-1, RB (INS-AGC)(d)	6.00%	12/01/33	4,000	4,463,000
Subseries 2008 A-1, RB (INS-AGC)(d)	6.00%	12/01/38	4,000	4,382,640
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.); Series 2010 A, Hospital RB	6.50%	03/01/45	3,200	3,854,816
Kentucky (State of) Property & Buildings Commission (No. 93); Series 2009, Ref. RB (INS-AGC)(d)	5.25%	02/01/28	3,000	3,525,690
Paducah (City of) Electric Plant Board; Series 2009 A, RB (INS-AGC)(d)	5.25%	10/01/35	6,000	6,673,920
				27,525,866

Louisiana–1.43%
Calcasieu (Parish of) Memorial Hospital Service District (Lake Charles Memorial Hospital); Series 1992 A, Hospital RB (INS-Connie Lee)(d)	6.50%	12/01/18	5,530	5,796,159
Jefferson (Parish of) Hospital Service District No. 1 (West Jefferson Medical Center); Series 2011 A, Ref. Hospital RB	6.00%	01/01/39	1,000	1,126,610
Lafayette (City of); Series 2004, Utilities RB(a)(b)	5.25%	11/01/14	7,500	8,116,875
Lakeshore Villages Master Community Development District; Series 2007, Special Assessment RB(i)	5.25%	07/01/17	1,364	546,105
Louisiana (State of) Public Facilities Authority (Entergy Louisiana LLC); Series 2010, RB	5.00%	06/01/30	1,050	1,138,872
Louisiana (State of); Series 2006 A, Gas & Fuels Tax RB (INS-AGC)(d)	5.00%	05/01/28	2,500	2,802,450
New Orleans (City of) Aviation Board; Series 2009 A-1, Ref. & Restructuring General Airport RB (INS-AGC)(d)	6.00%	01/01/23	2,000	2,387,180
Regional Transit Authority; Series 2010, Sales Tax RB (INS-AGM)(d)	5.00%	12/01/30	2,580	2,960,653
St. John the Baptist (Parish of) (Marathon Oil Corp.); Series 2007 A, RB	5.13%	06/01/37	5,000	5,347,200
				30,222,104

Maryland–1.55%
Baltimore (City of) (East Baltimore Research Park); Series 2008 A, Special Obligation Tax Allocation RB	7.00%	09/01/38	1,000	1,093,250
Baltimore (County of) (Oak Crest Village Inc. Facility); Series 2007 A, RB	5.00%	01/01/37	2,500	2,600,275
Maryland (State of) Community Development Administration; Series 2007, RB(c)	5.05%	09/01/32	2,105	2,198,778
Maryland (State of) Health & Higher Educational Facilities Authority (Adventist Healthcare);
Series 2011 A, RB	6.13%	01/01/36	4,000	4,794,040
Series 2011 A, RB	6.25%	01/01/31	3,175	3,892,137
Maryland (State of) Health & Higher Educational Facilities Authority (Charlestown Community); Series 2010, RB	6.13%	01/01/30	4,250	4,963,023
Maryland (State of) Health & Higher Educational Facilities Authority (LifeBridge Health); Series 2011, RB	6.00%	07/01/41	1,000	1,198,260
Maryland (State of) Health & Higher Educational Facilities Authority (MedStar Health);
Series 2004, Ref. RB	5.50%	08/15/33	3,000	3,170,580
Series 2011, RB	5.00%	08/15/41	3,000	3,360,960
Maryland (State of) Transportation Authority; Series 2008, Grant & RAB	5.25%	03/01/20	2,000	2,465,580
Maryland Economic Development Corp. (Terminal); Series 2010 B, RB	5.75%	06/01/35	1,460	1,666,853
Maryland Economic Development Corp. (Transportation Facilities); Series 2010 A, RB	5.38%	06/01/25	1,030	1,179,051
				32,582,787

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts–2.06%
Massachusetts (State of) College Building Authority; Series 2009 A, RB	5.50%	05/01/39	$1,000	$1,176,710
Massachusetts (State of) Development Finance Agency (Caregroup); Series 1998 B-2, RB (INS-NATL)(d)	5.38%	02/01/27	2,000	2,278,000
Massachusetts (State of) Development Finance Agency (Dominion Energy Brayton); Series 2009 1, Ref. Solid Waste Disposal RB(b)(e)	5.75%	05/01/19	2,000	2,443,200
Massachusetts (State of) Development Finance Agency (Harvard University); Series 2009 A, RB(f)	5.50%	11/15/36	20,955	25,304,629
Massachusetts (State of) Development Finance Agency (Linden Ponds, Inc. Facility);
Series 2011 A-1, RB	6.25%	11/15/39	1,692	1,275,645
Series 2011 A-2, RB	5.50%	11/15/46	90	56,870
Series 2011 B, CAB RB(g)	0.00%	11/15/56	449	2,390
Massachusetts (State of) Development Finance Agency (Massachusetts Institute of Technology); Series 2009 O, RB(f)	5.50%	07/01/36	6,680	7,972,647
Massachusetts (State of) Development Finance Agency (UMass Memorial); Series 2011 H, RB	5.50%	07/01/31	1,000	1,147,060
Massachusetts (State of) Housing Finance Agency; Series 2007 C, RB(c)	5.10%	12/01/27	1,685	1,793,110
				43,450,261

Michigan–0.61%
Detroit (City of); Series 2003 B, Sr. Lien Sewage Disposal System RB (INS-AGM)(d)	7.50%	07/01/33	5,750	7,171,687
Kent (County of) Hospital Finance Authority (Spectrum Health System);
Series 2008 A, RB(b)(e)	5.25%	01/15/14	650	676,214
Series 2008 A, RB(b)(e)	5.50%	01/15/15	375	408,499
Michigan (State of) Strategic Fund (Genesee Power Station); Series 1994, Ref. Solid Waste Disposal RB(c)	7.50%	01/01/21	1,345	1,344,960
Wayne (County of) Airport Authority (Detroit Metropolitan Airport);
Series 2012 B, RB(c)	5.00%	12/01/32	1,500	1,664,265
Series 2012 B, RB(c)	5.00%	12/01/37	1,500	1,634,670
				12,900,295

Minnesota–0.83%
Columbia Heights (City of) (Crest View Corp.); Series 2007 A, Ref. MFH & Health Care Facilities RB	5.70%	07/01/42	1,000	791,470
Minneapolis (City of) (Fairview Health Services);
Series 2008 A, Health Care System RB	6.75%	11/15/32	3,000	3,657,840
Series 2008 B, Health Care System RB (INS-AGC)(d)	6.50%	11/15/38	4,000	4,934,360
Minneapolis (City of) (Providence); Series 2007 A, Ref. Housing & Health Care Facilities RB	5.63%	10/01/27	2,000	2,045,440
St. Paul (City of) Housing & Redevelopment Authority (Health Partners Obligated Group); Series 2006, Health Care Facilities RB	5.25%	05/15/36	3,800	3,992,318
St. Paul (City of) Port Authority (Gerdau St. Paul Steel Mill); Series 2012, Solid Waste Disposal RB(c)	4.50%	10/01/37	2,000	2,027,960
				17,449,388

Mississippi–0.10%
Mississippi Business Finance Corp. (System Energy Resources, Inc.); Series 1998, PCR	5.88%	04/01/22	2,000	2,006,560

Missouri–1.77%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District (Metrolink Cross County Extension); Series 2009, Mass Transit Sales Tax RB (INS-AGC)(d)	5.00%	10/01/39	2,000	2,224,300
Cape Girardeau (County of) Industrial Development Authority (St. Francis Medical Center); Series 2009 A, Health Facilities RB	5.75%	06/01/39	2,150	2,425,436
Kansas City (City of) Industrial Development Authority (Downtown Redevelopment District); Series 2011 A, Ref. RB	5.50%	09/01/24	5,990	7,290,429
Kansas City (City of) Industrial Development Authority (Plaza Library); Series 2004, RB	6.00%	03/01/16	1,325	1,355,409
Maryland Heights (City of) (South Heights Redevelopment); Series 2007 A, Ref. Tax Increment Allocation RB	5.50%	09/01/18	460	479,035
Missouri (State of) Environmental Improvement & Energy Resources Authority (Kansas City Power & Light Co.); Series 2008, RB(b)(c)(e)	4.90%	07/01/13	2,700	2,734,884
Missouri (State of) Health & Educational Facilities Authority (Barnes-Jewish Inc./Christian Health Services); Series 1993 A, RB	5.25%	05/15/14	10,000	10,348,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services);
Series 2005 B, Ref. Senior Living Facilities RB	5.13%	02/01/27	$1,200	$1,237,380
Series 2010, Senior Living Facilities RB	5.50%	02/01/42	950	1,019,084
Raytown (City of) (Raytown Live Redevelopment Plan); Series 2007 1, Annual Appropriation-Supported Tax RB	5.13%	12/01/31	3,325	3,511,931
St. Louis (City of) Industrial Development Authority (Loughborough Commons Redevelopment); Series 2007, Ref. Community Improvement District Tax Increment Allocation RB	5.75%	11/01/27	450	456,494
St. Louis (County of) Industrial Development Authority (Friendship Village of West County); Series 2007 A, Senior Living Facilities RB	5.38%	09/01/21	1,000	1,063,200
St. Louis (County of) Industrial Development Authority (Ranken Jordan); Series 2007, Ref. Health Facilities RB	5.00%	11/15/35	1,300	1,303,393
St. Louis (County of) Industrial Development Authority (St. Andrew’s Resources for Seniors);
Series 2007 A, Senior Living Facilities RB	6.38%	12/01/30	500	528,575
Series 2007 A, Senior Living Facilities RB	6.38%	12/01/41	1,250	1,310,663
				37,288,313

Montana–0.14%
Forsyth (City of) (Portland General Electric Co.); Series 1998 A, Ref. PCR	5.00%	05/01/33	2,600	2,988,596

Nebraska–1.41%
Lincoln (City of); Series 2012, Ref. Electric System RB	5.00%	09/01/37	2,000	2,329,660
Lincoln (County of) Hospital Authority No. 1 (Great Plains Regional Medical Center); Series 2012, Ref. RB	4.00%	11/01/37	4,350	4,379,972
Nebraska (State of) Municipal Energy Agency; Series 2009 A, Ref. Power Supply System RB (INS-BHAC)(d)	5.38%	04/01/39	4,000	4,647,200
Nebraska (State of) Public Power District; Series 2007 B, General RB (INS-BHAC)(d)	5.00%	01/01/37	15,570	17,103,022
University of Nebraska (Lincoln); Series 2009 A, Student Fees & Facilities RB	5.25%	07/01/39	1,000	1,141,680
				29,601,534

Nevada–1.55%
Clark (County of) (Las Vegas-McCarran International Airport);
Series 2010 A, Passenger Facility Charge RB	5.13%	07/01/34	2,000	2,252,460
Series 2010 A, Passenger Facility Charge RB (INS-AGM)(d)	5.25%	07/01/39	4,000	4,517,120
Clark (County of);
Series 1992 A, Transportation Improvement Limited Tax GO Bonds (INS-AMBAC)(d)	6.50%	06/01/17	3,000	3,660,030
Series 2004 A-1, Sub. Lien Airport System RB (INS-NATL)(c)(d)	5.50%	07/01/20	3,045	3,236,409
Series 2004 A-1, Sub. Lien Airport System RB (INS-NATL)(c)(d)	5.50%	07/01/21	3,000	3,188,580
Series 2004 A-1, Sub. Lien Airport System RB (INS-NATL)(c)(d)	5.50%	07/01/23	5,000	5,261,800
Clark County School District; Series 2007 C, Building Limited Tax GO Bonds	5.00%	06/15/26	4,000	4,578,920
Mesquite (City of) (Special Improvement District No. 07-01-Anthem at Mesquite);
Series 2007, Special Assessment Local Improvement RB	5.85%	08/01/18	580	606,581
Series 2007, Special Assessment Local Improvement RB	6.00%	08/01/27	500	502,475
Nevada (State of) (Municipal Bond Bank—R9A Thru R13F); Series 2005, Limited Tax GO Bonds (INS-AGM)(d)	5.00%	12/01/23	3,500	3,826,305
Reno (City of); Series 2002, Capital Improvement RB (INS-NATL)(d)	5.13%	06/01/26	935	936,533
				32,567,213

New Hampshire–0.53%
Manchester (City of); Series 2009 A, Ref. General Airport RB (INS-AGM)(d)	5.13%	01/01/30	4,500	4,979,520
New Hampshire (State of) Business Finance Authority (Huggins Hospital); Series 2009, First Mortgage RB	6.88%	10/01/39	990	1,096,306
New Hampshire (State of) Business Finance Authority (Plymouth Cogeneration L.P.); Series 1993, Electric Facilities RB (Acquired 06/29/93; Cost $215,330)(c)(j)	7.75%	06/01/14	220	220,284
New Hampshire (State of) Health & Education Facilities Authority (Southern New Hampshire University); Series 2012, RB	5.00%	01/01/42	4,500	4,854,735
				11,150,845

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–3.39%
Landis Sewage Authority (Registered CARS); Series 1993, Sewer RB (INS-NATL)(d)(h)	9.70%	09/19/19	$1,800	$2,162,916
New Jersey (State of) Economic Development Authority (Paterson Charter School);
Series 2012 C, RB	5.00%	07/01/32	675	694,757
Series 2012 C, RB	5.30%	07/01/44	1,090	1,124,771
New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties LLC-Montclair State University Student Housing); Series 2010 A, RB	5.75%	06/01/31	3,020	3,469,768
New Jersey (State of) Economic Development Authority (Seabrook Village, Inc. Facility); Series 2006, Ref. Retirement Community RB	5.25%	11/15/26	750	783,067
New Jersey (State of) Economic Development Authority;
Series 2009 BB, School Facilities Construction RB	5.00%	09/01/34	1,750	1,958,285
Series 2009 Z, School Facilities Construction RB (INS-AGC)(d)	5.50%	12/15/34	1,000	1,171,470
Series 2012, Ref. RB	5.00%	06/15/25	3,000	3,456,450
Subseries 2005 N-1, Ref. School Facilities Construction RB (INS-AMBAC)(d)	5.50%	09/01/24	3,885	5,018,216
New Jersey (State of) Health Care Facilities Financing Authority (Barnabas Health);
Series 2011 A, Ref. RB	5.63%	07/01/32	4,000	4,561,960
Series 2011 A, Ref. RB	5.63%	07/01/37	4,000	4,519,000
New Jersey (State of) Health Care Facilities Financing Authority (St. Joseph’s Health Care System); Series 2008, RB	5.75%	07/01/15	1,305	1,392,905
New Jersey (State of) Higher Education Student Assistance Authority; Series 2009 A, Student Loan RB	5.63%	06/01/30	1,000	1,131,350
New Jersey (State of) Housing & Mortgage Finance Agency;
Series 2008 AA, RB	6.38%	10/01/28	2,805	3,046,735
Series 2008 X, Single Family Housing RB(c)	5.10%	10/01/23	2,820	3,007,925
New Jersey (State of) Transportation Trust Fund Authority;
Series 2006 C, Transportation System CAB RB (INS-AGC)(d)(g)	0.00%	12/15/26	10,000	5,896,800
Series 2012 A, Transportation System RB	5.00%	06/15/42	6,700	7,443,633
Series 2012 AA, Transportation Program RB	5.00%	06/15/38	3,800	4,269,718
New Jersey (State of) Turnpike Authority;
Series 1991 C, RB(a)	6.50%	01/01/16	1,695	1,847,618
Series 1991 C, RB(a)	6.50%	01/01/16	195	228,242
Series 1991 C, RB (INS-NATL)(d)	6.50%	01/01/16	370	427,491
North Hudson Sewerage Authority; Series 2012 A, Gross Revenue Lease Ctfs.	5.00%	06/01/42	4,000	4,492,640
Passaic Valley Sewage Commissioners; Series 2003 F, Sewer System RB (INS-NATL)(d)	5.00%	12/01/19	9,000	9,259,650
				71,365,367

New Mexico–0.49%
Farmington (City of) (Public Service Co. of New Mexico San Juan);
Series 2010 A, Ref. PCR(b)(e)	5.20%	06/01/20	2,000	2,271,860
Series 2010 C, Ref. PCR	5.90%	06/01/40	4,100	4,569,860
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Health Care Services); Series 2008 A, Hospital RB(f)	6.38%	08/01/32	3,000	3,590,970
				10,432,690

New York–5.80%
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT CAB RB(g)	0.00%	07/15/35	5,000	1,767,750
Series 2009, PILOT RB	6.25%	07/15/40	2,710	3,255,631
Series 2009, PILOT RB	6.38%	07/15/43	1,130	1,358,452
Long Island Power Authority;
Series 2000 A, Electric System General CAB RB (INS-AGM)(d)(g)	0.00%	06/01/17	5,000	4,778,500
Series 2008 A, Electric System General RB	6.00%	05/01/33	5,000	6,100,650
Series 2008 A, Electric System General RB (INS-BHAC)(d)	5.50%	05/01/33	5,000	5,941,950
Metropolitan Transportation Authority; Series 2011 A, RB	5.00%	11/15/41	2,000	2,233,880
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC); Series 2010, Special Obligation RB	6.00%	12/01/42	3,000	3,563,820

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (City of) Industrial Development Agency (Polytechnic University);
Series 2007, Ref. Civic Facility RB (INS-ACA)(d)	5.25%	11/01/27	$5,000	$5,425,750
Series 2007, Ref. Civic Facility RB (INS-ACA)(d)	5.25%	11/01/37	2,500	2,691,400
New York (City of) Industrial Development Agency (Queens Baseball Stadium); Series 2009, PILOT RB (INS-AGC)(d)	6.38%	01/01/39	1,000	1,172,080
New York (City of) Transitional Finance Authority;
Series 2009 A, Future Tax Sec. RB(f)	5.00%	05/01/28	5,570	6,644,843
Series 2009 A, Future Tax Sec. RB(f)	5.00%	05/01/29	4,455	5,326,220
Series 2009 A, Future Tax Sec. RB(f)	5.00%	05/01/30	4,455	5,216,048
Series 2009 S-3, Building Aid RB(f)	5.25%	01/15/39	2,000	2,239,160
New York (City of); Subseries 2008 L-1, Unlimited Tax GO Bonds	5.00%	04/01/27	2,225	2,586,718
New York (State of) Dormitory Authority (Brooklyn Law School); Series 2012 A, RB	5.00%	07/01/25	1,000	1,172,970
New York (State of) Dormitory Authority (General Purpose); Series 2011 A, State Personal Income Tax RB(f)	5.00%	03/15/31	21,885	25,563,869
New York (State of) Dormitory Authority (State University Educational Facilities);
Series 1990 A, RB	7.50%	05/15/13	2,000	2,031,340
Series 1993 A, RB	5.25%	05/15/15	5,000	5,366,150
New York (State of) Dormitory Authority (Suffolk County); Series 1986, Judicial Facilities Lease RB(a)	7.38%	07/01/16	5,675	6,361,675
New York (State of) Energy Research & Development Authority (Brooklyn Union Gas Co.); Series 1991 B, Gas Facilities Residual Interest RB(c)(h)	13.43%	07/01/26	3,000	3,030,360
New York (State of) Energy Research & Development Authority; Series 1993, Regular Residual Interest RB(h)	12.31%	04/01/20	2,500	2,511,200
New York (State of) Thruway Authority (Transportation); Series 2009 A, Personal Income Tax RB(f)	5.00%	03/15/28	2,000	2,377,120
New York Liberty Development Corp. (7 World Trade Center); Series 2012, Class 3, Ref. Liberty RB	5.00%	03/15/44	1,000	1,082,770
New York Liberty Development Corp. (National Sports Museum); Series 2006 A, RB(i)(j)	6.13%	02/15/19	750	8
New York State Environmental Facilities Corp. (Municipal Water Finance Authority); Series 2005 C, State Clean Water & Drinking Water Revolving Funds RB	5.00%	06/15/21	1,545	1,707,086
Sales Tax Asset Receivable Corp.; Series 2004 A, RB (INS-AMBAC)(d)	5.00%	10/15/29	10,000	10,715,500
				122,222,900

North Carolina–1.07%
Charlotte (City of) (Charlotte Douglas International Airport); Series 2011 B, Airport RB(c)	5.00%	07/01/41	2,500	2,751,100
Johnston (County of) Memorial Hospital Authority (Johnston Memorial Hospital); Series 2008, RB (INS-AGM)(d)	5.25%	10/01/24	6,000	6,827,160
North Carolina (State of) Medical Care Commission (Lutheran Services); Series 2012, Ref. First Mortgage Health Care Facilities RB	4.25%	03/01/24	2,000	2,015,640
North Carolina (State of) Medical Care Commission (Southminster); Series 2007 A, First Mortgage Retirement Facilities RB	5.63%	10/01/27	1,000	1,015,270
North Carolina (State of) Medical Care Commission (WakeMed); Series 2009 A, Health Care Facilities RB(a)(b)	5.63%	10/01/14	2,200	2,388,276
North Carolina (State of) Municipal Power Agency No. 1; Series 1998 A, Catawba Electric RB (INS-NATL)(d)	5.50%	01/01/15	4,750	5,191,750
North Carolina (State of) Turnpike Authority; Series 2009 A, Triangle Expressway System RB (INS-AGC)(d)	5.13%	01/01/24	2,000	2,300,640
				22,489,836

North Dakota–0.23%
Grand Forks (City of) (4000 Valley Square); Series 2006, Ref. Senior Housing RB	5.20%	12/01/26	1,000	1,011,790
McLean (County of) (Great River Energy); Series 2010 B, Solid Waste Facilities RB	5.15%	07/01/40	2,000	2,191,720
Mercer (County of) (Antelope Valley Station); Series 1995, Ref. PCR (INS-AMBAC)(d)	7.20%	06/30/13	695	709,275
Ward (County of) (Trinity Obligated Group); Series 2006, Health Care Facilities RB	5.13%	07/01/29	1,000	1,025,840
				4,938,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–2.84%
Adams (County of) (Adams County Hospital); Series 2005, Hospital Facility Improvement RB	6.25%	09/01/20	$3,060	$2,957,062
Cleveland (City of);
Series 2008 B-1, Public Power System CAB RB (INS-NATL)(d)(g)	0.00%	11/15/25	2,895	1,795,913
Series 2012 A, Ref. Airport System RB	5.00%	01/01/29	5,000	5,665,450
Series 2012 A, Ref. Airport System RB	5.00%	01/01/31	2,000	2,244,940
Cleveland State University; Series 2012, RB	5.00%	06/01/37	2,900	3,247,594
Cuyahoga (County of) (Eliza Jennings Senior Care Network); Series 2007 A, Health Care & Independent Living Facilities RB	5.75%	05/15/27	500	517,405
Hamilton (County of) (Christ Hospital); Series 2012, Health Care Facilities RB	5.50%	06/01/42	6,000	6,812,040
Hamilton (County of) (Life Enriching Communities); Series 2006 A, Ref. Health Care RB	5.00%	01/01/37	4,750	4,855,355
Lorain (County of) (Catholic Healthcare Partners);
Series 2003 C-1, Ref. Hospital Facilities RB (INS-AGM)(d)	5.00%	04/01/24	1,750	1,962,730
Series 2006 H, Hospital Facilities RB (INS-AGC)(d)	5.00%	02/01/24	4,810	5,398,648
Montgomery (County of) (Miami Valley Hospital); Series 2009 A, RB(a)	6.00%	11/15/14	2,825	3,102,867
Ohio (State of) Air Quality Development Authority (Columbus Southern Power Co.); Series 2009 B, Ref. RB(b)(e)	5.80%	12/01/19	3,000	3,438,510
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2009 C, Ref. PCR	5.63%	06/01/18	5,850	6,861,757
Ohio (State of) Higher Educational Facility Commission (University Hospitals Health System, Inc.); Series 2009 A, Hospital RB(a)(b)	6.75%	01/15/15	4,000	4,477,240
Ohio (State of) Housing Finance Agency (Covenent House Apartments); Series 2008 C, MFH Mortgage RB (CEP-GNMA)(c)	6.10%	09/20/49	2,845	3,157,922
Ohio (State of) Housing Finance Agency (Mortgage-Backed Securities Program);
Series 2008 D, Residential Mortgage RB (CEP-GNMA)(c)(f)	5.30%	09/01/28	544	563,024
Series 2008 D, Residential Mortgage RB (CEP-GNMA)(c)(f)	5.40%	03/01/33	436	451,897
Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A, Ref. PCR(b)(e)	5.88%	06/01/16	2,140	2,410,346
				59,920,700

Oklahoma–0.96%
Grand River Dam Authority;
Series 2008 A, RB (INS-BHAC)(d)	5.00%	06/01/21	3,735	4,481,851
Series 2008 A, RB (INS-BHAC)(d)	5.00%	06/01/22	3,735	4,473,372
Series 2008 A, RB (INS-BHAC)(d)	5.00%	06/01/23	6,350	7,587,424
Oklahoma (County of) Finance Authority (Epworth Villa); Series 2012 A, RB	5.00%	04/01/29	1,500	1,553,130
Oklahoma (State of) Colleges Board Of Regents (University of Central Oklahoma); Series 2004 B, Student Facilities RB (INS-AMBAC)(d)	5.50%	06/01/24	2,000	2,112,120
Oklahoma (State of) Housing Finance Agency; Series 1991 B, SFH Mortgage RB (CEP-GNMA)(c)	8.00%	08/01/18	40	40,868
				20,248,765

Oregon–0.42%
Oregon Health & Science University; Series 2012 E, RB	5.00%	07/01/32	2,250	2,609,190
Salem (City of) Hospital Facility Authority (Capital Manor, Inc.);
Series 2012, Ref. RB	5.63%	05/15/32	1,000	1,060,390
Series 2012, Ref. RB	5.75%	05/15/27	1,000	1,100,890
Warm Springs Reservation Confederated Tribes of Oregon (Pelton Round Butte); Series 2009 B, Tribal Economic Development Hydroelectric RB(j)	6.38%	11/01/33	3,500	4,046,805
				8,817,275

Pennsylvania–0.94%
Chester (County of) Industrial Development Authority (RHA/Pennsylvania Nursing Homes, Inc.); Series 2002, First Mortgage RB	8.50%	05/01/32	1,595	1,637,890
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	4.75%	07/01/22	2,125	2,137,623
Pennsylvania (State of) Turnpike Commission;
Series 2009 A, Sub. RB (INS-AGC)(d)	5.00%	06/01/39	1,850	2,030,264
Subseries 2009 A, Sub. RB (INS-AGC)(d)	5.00%	06/01/24	4,000	4,594,360

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Subseries 2010 B-2, Sub. Conv. CAB RB(n)	5.75%	12/01/28	$4,550	$4,520,880
Subseries 2010 B-2, Sub. Conv. CAB RB(n)	6.00%	12/01/34	2,750	2,699,097
Pittsburgh (City of) & Allegheny (County of) Sports & Exhibition Authority (Regional Asset District); Series 2010, Ref. Sales Tax RB (INS-AGM)(d)	5.00%	02/01/31	2,000	2,256,620
				19,876,734

Puerto Rico–2.50%
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2012 A, Sr. Lien RB	5.00%	07/01/33	2,500	2,448,275
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 1989 O, CAB RB(a)(g)	0.00%	07/01/17	15,000	13,501,500
Series 2008 WW, RB	5.25%	07/01/33	2,000	2,020,720
Series 2010 CCC, RB	5.25%	07/01/27	4,000	4,143,800
Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 1993 X, Ref. RB(a)	5.50%	07/01/15	7,680	8,339,789
Puerto Rico Sales Tax Financing Corp.;
First Subseries 2010 A, RB	5.38%	08/01/39	4,600	4,874,942
First Subseries 2010 A, RB	5.50%	08/01/42	4,400	4,690,136
First Subseries 2010 C, RB	5.25%	08/01/41	6,950	7,331,763
Series 2011 C, RB	5.00%	08/01/40	5,000	5,378,550
				52,729,475

Rhode Island–0.10%
Rhode Island Economic Development Corp.; Series 2008 A, Airport RB (INS-AGC)(c)(d)	5.25%	07/01/28	1,810	2,036,558

South Carolina–1.52%
Charleston Educational Excellence Finance Corp. (Charleston County School District); Series 2005, Installment Purchase RB	5.25%	12/01/30	5,000	5,509,250
Easley (City of); Series 2005, Ref. & Improvement Utility System RB(a)(b)	5.00%	12/01/15	5,170	5,785,747
Horry (County of); Series 2010 A, Airport RB	5.00%	07/01/40	2,000	2,209,700
Piedmont Municipal Power Agency; Series 2008 A-2, Electric RB	5.00%	01/01/24	2,000	2,257,560
South Carolina (State of) Jobs-Economic Development Authority (AnMed Health);
Series 2009 B, Ref. & Improvement Hospital RB (INS-AGC)(d)	5.00%	02/01/19	1,000	1,189,270
Series 2009 B, Ref. & Improvement Hospital RB (INS-AGC)(d)	5.38%	02/01/29	2,000	2,235,900
Series 2009 B, Ref. & Improvement Hospital RB (INS-AGC)(d)	5.50%	02/01/38	3,000	3,304,140
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health); Series 2009, Ref. & Improvement Hospital RB	5.75%	08/01/39	1,000	1,122,010
South Carolina (State of) Jobs-Economic Development Authority (The Woodlands at Furman);
Series 2012, Ref. RB	6.00%	11/15/32	713	478,938
Series 2012, Ref. Sub. CAB RB(g)	0.00%	11/15/47	306	306
South Carolina (State of) Jobs-Economic Development Authority (Wesley Commons); Series 2006, Ref. First Mortgage Health Facilities RB	5.13%	10/01/26	500	504,540
South Carolina (State of) Public Service Authority (Santee Cooper); Series 2008 A, RB	5.50%	01/01/38	2,000	2,324,740
Spartanburg (County of) Regional Health Services District; Series 2008 D, Ref. RB (INS-AGC)(d)	5.25%	04/15/22	4,465	5,117,024
				32,039,125

South Dakota–0.46%
Rapid City (City of); Series 2011 A, Ref. Airport RB	6.75%	12/01/31	1,500	1,724,340
South Dakota (State of) Health & Educational Facilities Authority (Vocational Education Program); Series 2008, RB (INS-AGC)(d)	5.50%	08/01/38	3,000	3,470,040
South Dakota (State of); Series 1993 A, Lease Revenue Trust Ctfs. (INS-AGM)(d)	6.70%	09/01/17	4,000	4,516,200
				9,710,580

Tennessee–0.25%
Chattanooga (City of) Health, Educational & Housing Facility Board (Community Development Financial Institution Phase I LLC); Series 2005 A, Ref. Sr. RB	5.00%	10/01/25	1,000	1,030,310
Johnson City (City of) Health & Educational Facilities Board (Mountain States Health Alliance); Series 2006 A, First Mortgage Hospital RB	5.50%	07/01/36	1,000	1,061,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Tennessee-(continued)
Nashville (City of) & Davidson (County of) Metropolitan Government Health & Educational Facilities Board (Blakeford at Green Hills);
Series 2012, Ref. & Improvement RB	5.00%	07/01/32	$1,500	$1,623,795
Series 2012, Ref. & Improvement RB	5.00%	07/01/37	1,400	1,484,070
				5,199,875

Texas–12.46%
Alliance Airport Authority, Inc. (Federal Express Corp.); Series 2006, Ref. Special Facilities RB(c)	4.85%	04/01/21	3,615	3,897,838
Angelina & Neches River Authority Industrial Development Corp. (Aspen Power LLC); Series 2007 A, Environmental Facilities RB(c)	6.50%	11/01/29	430	319,094
Austin (City of);
Series 2012, Ref. Electric Utility System RB	5.00%	11/15/37	3,120	3,618,077
Series 2012, Ref. Electric Utility System RB	5.00%	11/15/40	3,720	4,276,772
Bexar County Health Facilities Development Corp. (St. Luke’s Lutheran Hospital); Series 1991, Hospital RB (a)	7.00%	05/01/21	500	675,220
Brazoria (County of) Brazos River Harbor Navigation District (The Dow Chemical Co.); Series 2002 A, Environmental Facilities RB(b)(c)(e)	5.95%	05/15/20	1,100	1,270,269
Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin); Series 2005 B, RB	6.13%	04/01/45	4,500	5,107,455
Central Texas Regional Mobility Authority; Series 2011, Sr. Lien RB	6.00%	01/01/41	5,000	5,831,800
Dallas (City of) (Civic Center Convention Complex); Series 2009, Ref. & Improvement RB (INS-AGC)(d)	5.25%	08/15/34	4,000	4,516,440
Dallas-Fort Worth International Airport Facilities Improvement Corp.;
Series 2003 A, Joint RB (INS-AGM)(c)(d)	5.25%	11/01/24	10,000	10,268,200
Series 2004 B, Joint Improvement RB (INS-AGM)(c)(d)	5.38%	11/01/21	4,000	4,301,520
Series 2004 B, Joint Improvement RB (INS-AGM)(c)(d)	5.50%	11/01/19	6,110	6,600,327
Friendswood Independent School District; Series 2008, Schoolhouse Unlimited Tax GO Bonds (CEP-Texas Permanent School Fund)	5.00%	02/15/26	2,840	3,272,447
Harris (County of);
Series 2007 C, Ref. Sub. Lien Toll Road Unlimited Tax GO Bonds (INS-AGM)(d)	5.25%	08/15/31	6,665	8,740,014
Series 2009 A, Sr. Lien Toll Road RB	5.00%	08/15/31	2,920	3,390,062
Series 2009 A, Sr. Lien Toll Road RB	5.00%	08/15/38	1,000	1,140,350
Harris County Health Facilities Development Corp. (Memorial Hermann Healthcare System); Series 2008 B, Ref. RB	7.25%	12/01/35	1,000	1,244,410
Harris County Health Facilities Development Corp. (TECO); Series 2008, Thermal Utility RB (INS-AGC)(d)	5.00%	11/15/26	3,860	4,423,599
Harris County Health Facilities Development Corp. (Texas Medical Center Central Heating and Cooling Services Corp.); Series 2008, Thermal Utility RB (INS-AGC)(d)	5.00%	11/15/27	3,180	3,626,917
Hopkins (County of) Hospital District; Series 2008, RB	5.50%	02/15/23	1,805	1,901,694
Houston (City of) Convention & Entertainment Facilities Department;
Series 2001 B, Hotel Occupancy Tax & Special CAB RB (INS-AGM)(d)(g)	0.00%	09/01/26	8,750	5,210,187
Series 2001 B, Hotel Occupancy Tax & Special CAB RB (INS-AGM)(d)(g)	0.00%	09/01/27	3,600	2,013,624
Houston (City of);
Series 2004 A, Ref. First Lien Combined Utility System RB (INS-AGM)(d)	5.25%	05/15/22	15,000	15,883,650
Series 2004 A, Ref. First Lien Combined Utility System RB (INS-BHAC)(d)	5.25%	05/15/23	22,500	23,825,475
Series 2004 A, Ref. First Lien Combined Utility System RB (INS-NATL)(d)	5.25%	05/15/25	5,000	5,283,200
Series 2012, Ref. Floating Rate First Lien Combined Utility System RB(b)(e)	0.86%	06/01/17	4,000	4,000,000
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.);
Series 2011 A, RB	6.50%	05/15/31	1,740	2,176,027
Series 2011 A, RB	6.88%	05/15/41	1,700	2,159,289
Houston Independent School District; Series 2008, Schoolhouse Limited Tax GO Bonds (CEP-Texas Permanent School Fund)	5.00%	02/15/26	6,875	7,880,194
Love Field Airport Modernization Corp. (Southwest Airlines Co.); Series 2012, Special Facilities RB(c)	5.00%	11/01/28	2,000	2,199,480
Lower Colorado River Authority;
Series 2012 B, Ref. RB	5.00%	05/15/32	4,475	5,142,043
Series 2012 B, Ref. RB	5.00%	05/15/37	3,870	4,354,447
Lubbock Health Facilities Development Corp. (Carillon Senior LifeCare Community); Series 2005 A, Ref. First Mortgage RB	6.63%	07/01/36	4,000	4,191,080

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Mission Economic Development Corp. (Waste Management, Inc.); Series 2008, Solid Waste Disposal RB(b)(c)(e)	6.00%	08/01/13	$5,000	$5,101,900
Newark Cultural Education Facilities Finance Corp. (A.W. Brown-Fellowship Leadership); Series 2012, Lease RB	6.00%	08/15/42	2,330	2,446,034
North Texas Tollway Authority; Series 2008 A, Ref. First Tier System RB	5.63%	01/01/33	3,500	4,020,695
Series 2008 A, Ref. First Tier System RB	6.00%	01/01/23	2,000	2,372,940
Series 2008 D, Ref. First Tier System CAB RB (INS-AGC)(d)(g)	0.00%	01/01/28	12,800	7,273,216
Series 2008 D, Ref. First Tier System CAB RB (INS-AGC)(d)(g)	0.00%	01/01/29	2,165	1,171,417
Series 2008 D, Ref. First Tier System CAB RB (INS-AGC)(d)(g)	0.00%	01/01/31	4,710	2,297,208
Series 2008 F, Ref. Second Tier System RB	6.13%	01/01/31	4,000	4,440,000
Nueces River Authority (Corpus Christi);
Series 2005, Ref. Facilities RB (INS-AGM)(d)	5.00%	07/15/25	2,750	2,995,712
Series 2005, Ref. Facilities RB (INS-AGM)(d)	5.00%	03/01/27	2,000	2,164,880
Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group); Series 2009, Retirement Facility RB	6.13%	11/15/29	2,000	2,239,820
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.); Series 2007, Retirement Facility RB	5.75%	11/15/37	345	358,210
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Retirement Services, Inc.);
Series 2007, Retirement Facility RB	5.00%	11/15/17	500	560,155
Series 2007, Retirement Facility RB	5.25%	11/15/37	4,000	4,143,920
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2007, Retirement Facility RB	5.75%	02/15/25	2,200	2,277,066
Series 2007, Retirement Facility RB	5.75%	02/15/29	1,500	1,534,335
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health);
Series 2008 A, Ref. RB (INS-AGC)(d)	5.75%	07/01/18	2,775	3,010,764
Series 2008 A, Ref. RB (INS-AGC)(d)	6.50%	07/01/37	4,250	5,042,667
Tarrant County Cultural Education Facilities Finance Corp. (Texas Health Resources System); Series 2007 A, Ref. RB	5.00%	02/15/17	2,700	3,123,036
Tarrant County Health Facilities Development Corp.; Series 1987 B, RB(a)	5.00%	09/01/15	1,750	1,850,695
Texas (State of) Department of Housing & Community Affairs; Series 1992 C-2, Regular Residual Interest Home Mortgage RB (CEP-GNMA)(c)(h)	13.40%	07/02/24	325	346,145
Texas (State of) Transportation Commission;
Series 2006 A, First Tier RB	5.00%	04/01/20	2,000	2,265,720
Series 2008, Mobility Fund Unlimited Tax GO Bonds(f)	5.00%	04/01/28	4,000	4,622,760
Series 2012 A, Ref. First Tier Turnpike System RB	5.00%	08/15/41	10,000	10,992,200
Texas (State of) Turnpike Authority (Central Texas Turnpike System); Series 2002, First Tier CAB RB (INS-BHAC)(d)(g)	0.00%	08/15/27	1,000	592,220
Texas A&M University System Board of Regents; Series 2009 A, Financing System RB	5.00%	05/15/25	1,610	1,929,038
Texas Municipal Gas Acquisition & Supply Corp.;
Series 2012, Gas Supply RB	5.00%	12/15/22	3,000	3,468,330
Series 2012, Gas Supply RB	5.00%	12/15/29	5,400	5,909,544
Series 2012, Gas Supply RB	5.00%	12/15/30	1,185	1,291,757
Series 2012, Gas Supply RB	5.00%	12/15/31	1,185	1,286,732
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC North Tarrant Express Management Lanes); Series 2009, Sr. Lien RB	6.88%	12/31/39	5,460	6,527,812
Victoria Independent School District; Series 2008, School Building Unlimited Tax GO Bonds (CEP-Texas Permanent School Fund)	5.00%	02/15/23	1,790	2,095,893
				262,494,022

Utah–0.59%
Provo (City of); Series 1984 A, Electric RB(a)	10.38%	09/15/15	245	278,041
Salt Lake City (City of) (IHC Hospitals, Inc.); Series 1983, Hospital RB(a)	5.00%	06/01/15	5,000	5,287,650
Utah (State of) Charter School Finance Authority (Summit Academy); Series 2007 A, Charter School RB	5.80%	06/15/38	600	620,196

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utah–(continued)
Utah (State of) Transit Authority; Series 2012, Ref. Sales Tax RB	4.00%	06/15/39	$4,000	$4,133,280
Utah Housing Corp.; Series 2008 C-1, Class III, Single Family Mortgage RB(c)	5.70%	07/01/28	1,895	2,025,186
				12,344,353

Vermont–0.29%
Vermont (State of) Economic Development Authority (Wake Robin Corp.); Series 2006 A, Mortgage RB	5.38%	05/01/36	3,550	3,624,088
Vermont (State of) Educational & Health Buildings Financing Agency (St. Michael’s College); Series 2012, RB	5.00%	10/01/42	2,250	2,475,698
				6,099,786

Virgin Islands–0.40%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2010 A, Sr. Lien RB	5.00%	10/01/25	3,600	4,020,732
Series 2012 A, RB(j)	5.00%	10/01/32	4,000	4,384,360
				8,405,092

Virginia–1.05%
Hanover (County of) Economic Development Authority (Covenant Woods);
Series 2012 A, Residential Care Facility RB	4.50%	07/01/30	2,795	2,748,575
Series 2012 A, Residential Care Facility RB	4.50%	07/01/32	1,100	1,068,100
Route 460 Funding Corp.; Series 2012 A, Sr. Lien Toll Road RB	5.13%	07/01/49	2,525	2,759,042
Tobacco Settlement Financing Corp.; Series 2005, Asset-Backed RB(a)	5.50%	06/01/26	895	958,581
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC);
Series 2012, Sr. Lien RB(c)	5.00%	07/01/27	465	510,430
Series 2012, Sr. Lien RB(c)	5.50%	01/01/42	3,920	4,342,145
Virginia (State of) Small Business Financing Authority (Express Lanes, LLC);
Series 2012, Sr. Lien RB(c)	5.00%	07/01/34	3,000	3,137,220
Series 2012, Sr. Lien RB(c)	5.00%	01/01/40	2,000	2,084,020
Virginia (State of) Small Business Financing Authority (Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC); Series 2009, RB(j)	8.00%	07/01/19	900	975,546
Washington (County of) Industrial Development Authority (Mountain States Health Alliance); Series 2009 C, Hospital Facility RB	7.50%	07/01/29	2,000	2,455,380
White Oak Village Shops Community Development Authority; Series 2007, Special Assessment RB	5.30%	03/01/17	1,003	1,075,397
				22,114,436

Washington–3.33%
FYI Properties (Washington State District); Series 2009, Lease RB	5.50%	06/01/39	1,000	1,127,940
Grant (County of) Public Utility District No. 2; Series 2005 A, Ref. Wanapum Hydroelectric Development RB (INS-NATL)(d)	5.00%	01/01/38	2,500	2,659,000
Kalispel Tribe of Indians; Series 2008, RB	6.63%	01/01/28	950	935,370
King (County of) Housing Authority (Egis Housing Program); Series 2007, Capital Fund Program RB(a)(c)	5.30%	06/01/17	1,025	1,188,703
King (County of) Public Hospital District No. 1; Series 2008 A, Limited Tax GO Bonds (INS-AGC)(d)	5.25%	12/01/28	3,575	4,152,863
Lynnwood (City of) Public Facilities District (Convention Center); Series 2005, RB (INS-AMBAC)(d)	5.00%	12/01/34	4,140	4,242,299
Seattle (City of);
Series 2003, Ref. Water System RB (INS-NATL)(d)	5.00%	09/01/20	2,150	2,201,793
Series 2008, Drainage & Wastewater RB	5.00%	06/01/25	2,450	2,894,479
Series 2008, Ref. & Improvement Municipal Light & Power RB	5.75%	04/01/23	2,000	2,462,660
Spokane (City of) Public Facilities District;
Series 2003, Hotel, Motel & Sales Tax Use RB (INS-NATL)(d)	5.75%	12/01/25	2,000	2,070,540
Series 2003, Hotel, Motel & Sales Tax Use RB (INS-NATL)(d)	5.75%	12/01/26	2,420	2,499,231
Series 2003, Hotel, Motel & Sales Use Tax RB (INS-NATL)(d)	5.25%	09/01/33	3,000	3,090,750
Washington (State of) Health Care Facilities Authority (MultiCare Health System);
Series 2004 A, RB (INS-AGM)(d)	5.25%	08/15/28	1,000	1,113,400
Series 2008 B, RB (INS-AGC)(d)	6.00%	08/15/39	2,000	2,335,940

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–(continued)
Washington (State of) Health Care Facilities Authority (Providence Health); Series 2006 D, RB (INS-AGM)(d)	5.25%	10/01/33	$5,000	$5,527,050
Washington (State of) Higher Education Facilities Authority (Whitworth University);
Series 2009, Ref. RB	5.38%	10/01/29	500	544,455
Series 2009, Ref. RB	5.63%	10/01/40	1,500	1,630,440
Washington (State of) Housing Finance Commission (Wesley Homes); Series 2008, Non-Profit CR RB(j)	6.00%	01/01/27	1,100	1,182,621
Washington (State of);
Series 2007 B, Motor Vehicle Fuel Unlimited Tax GO Bonds	5.00%	07/01/27	2,250	2,588,985
Series 2010 B, Motor Vehicle Fuel Unlimited Tax GO Bonds(f)	5.00%	08/01/30	21,500	25,593,170
				70,041,689

West Virginia–0.11%
Harrison (County of) Commission (Allegheny Energy); Series 2007 D, Ref. Solid Waste Disposal RB(c)	5.50%	10/15/37	1,000	1,060,610
Ohio (County of) (Fort Henry Centre Financing District); Series 2007 A, Tax Increment Allocation RB	5.85%	06/01/34	250	264,515
Pleasants (County of) Commission (Allegheny Energy Supply Co., LLC Pleasants Station); Series 2007 F, Ref. PCR	5.25%	10/15/37	855	906,591
				2,231,716

Wisconsin–1.99%
Superior (City of) (Superior Water, Light & Power Co.); Series 2007 A, Ref. Collateralized Utility RB(c)	5.38%	11/01/21	2,000	2,205,660
Wisconsin (State of) Health & Educational Facilities Authority (Catholic Residential Services); Series 2007, Ref. RB	5.25%	05/01/28	1,250	1,025,050
Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance);
Series 2012, RB	5.00%	06/01/27	6,000	6,846,300
Series 2012, RB	5.00%	06/01/39	5,000	5,499,150
Wisconsin (State of) Health & Educational Facilities Authority (Meriter Hospital, Inc.);
Series 2011 A, RB	5.50%	05/01/31	2,000	2,321,460
Series 2011 A, RB	5.75%	05/01/35	1,000	1,180,130
Wisconsin (State of) Health & Educational Facilities Authority (Prohealth Care, Inc. Obligated Group);
Series 2009, RB	6.38%	02/15/29	500	590,770
Series 2009, RB	6.63%	02/15/39	1,000	1,175,400
Wisconsin (State of) Housing & Economic Development Authority;
Series 2007 C, Home Ownership RB(c)(f)	5.13%	09/01/28	3,230	3,401,222
Series 2008 A, Home Ownership RB(c)	5.30%	09/01/23	8,125	8,812,944
Wisconsin (State of);
Series 2009 A, General Fund Annual Appropriation RB	5.38%	05/01/25	2,355	2,840,153
Series 2009 A, General Fund Annual Appropriation RB	5.63%	05/01/28	5,000	6,068,850
				41,967,089

Wyoming–0.56%
Campbell (County of) (Basin Electric Power Cooperative); Series 2009 A, Solid Waste Facilities RB	5.75%	07/15/39	4,000	4,583,080
Sweetwater (County of) (FMC Corp.); Series 2005, Ref. Solid Waste Disposal RB(c)	5.60%	12/01/35	2,005	2,187,535
West Park Hospital District (West Park Hospital); Series 2011 A, RB	6.50%	06/01/31	1,000	1,182,380
Wyoming (State of) Municipal Power Agency;
Series 2008 A, Power Supply RB	5.50%	01/01/33	2,360	2,697,669
Series 2009 A, Power Supply RB	5.00%	01/01/36	1,000	1,091,549
				11,742,213
TOTAL INVESTMENTS(l)–106.06% (Cost $2,009,028,717)				2,233,669,315
FLOATING RATE NOTE OBLIGATIONS(m)–(7.84)%
Notes with interest rates ranging from 0.10% to 0.26% at 02/28/13 and contractual maturities of collateral ranging from 05/15/23 to 08/15/42 (See Note 1J)				(165,115,000)
OTHER ASSETS LESS LIABILITIES–1.78%				37,517,593
NET ASSETS–100.00%				$2,106,071,908

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Municipal Income Fund

Investment Abbreviations:

ACA	— ACA Financial Guaranty Corp.
AGC	— Assured Guaranty Corp.
AGM	— Assured Guaranty Municipal Corp.
AMBAC	— American Municipal Bond Assurance Corp.
BHAC	— Berkshire Hathaway Assurance Corp.
CAB	— Capital Appreciation Bonds
CARS	— Convertible Auction Rate Security
CEP	— Credit Enhancement Provider
Connie Lee	— Connie Lee Insurance, Co.
Conv.	— Convertible
COP	— Certificates of Participation
CR	— Custodial Receipts
Ctfs.	— Certificates
FHA	— Federal Housing Administration
FTA	— Federal Transit Administration
GNMA	— Government National Mortgage Association
GO	— General Obligation

IDR	— Industrial Development Revenue Bonds
INS	— Insurer
Jr.	— Junior
MFH	— Multi-Family Housing
NATL	— National Public Finance Guarantee Corp.
PCR	— Pollution Control Revenue Bonds
PILOT	— Payment-in-Lieu-of-Tax
RAB	— Revenue Anticipation Bonds
Radian	— Radian Asset Assurance, Inc.
RB	— Revenue Bonds
Ref.	— Refunding
Sec.	— Secured
SFH	— Single-Family Housing
SGI	— Syncora Guarantee, Inc.
Sr.	— Senior
Sub.	— Subordinated
TEMPS	— Tax-Exempt Mandatory Paydown Securities

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Security subject to the alternative minimum tax.
(d)	Principal and/or interest payments are secured by the bond insurance company listed.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2013.
(f)	Underlying security related to Dealer Trusts entered into by the Fund. See Note 1J.
(g)	Zero coupon bond issued at a discount.
(h)	Current coupon rate for inverse floating rate municipal obligations. This rate resets periodically as the rate on the related security changes. Positions in inverse floating rate municipal obligations have a total value of $18,161,401 which represents 0.86% of the Fund’s Net Assets.
(i)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2013 was $1,972,203, which represented 0.09% of the Fund’s Net Assets.
(j)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2013 was $16,726,519, which represented 0.79% of the Fund’s Net Assets.
(k)	Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the Dealer Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $13,050,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the Dealer Trusts.
(l)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Assured Guaranty Municipal Corp.	9.3%
Assured Guaranty Corp.	9.1
National Public Finance Guarantee Corp.	8.4

(m)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at February 28, 2013. At February 28, 2013, the Fund’s investments with a value of $302,417,176 are held by Dealer Trusts and serve as collateral for the $165,115,000 in the floating rate note obligations outstanding at that date.
(n)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2013

Assets:
Investments, at value (Cost $2,009,028,717)	$2,233,669,315
Cash	3,671,653
Receivable for:
Investments sold	11,890,937
Fund shares sold	1,854,807
Interest	25,657,737
Investment for trustee deferred compensation and retirement plans	34,953
Other assets	23,130
Total assets	2,276,802,532

Liabilities:
Floating rate note obligations	165,115,000
Payable for:
Fund shares reacquired	1,766,400
Dividends	2,751,698
Accrued fees to affiliates	719,707
Accrued trustees’ and officers’ fees and benefits	7,329
Accrued other operating expenses	128,561
Trustee deferred compensation and retirement plans	241,929
Total liabilities	170,730,624
Net assets applicable to shares outstanding	$2,106,071,908

Net assets consist of:
Shares of beneficial interest	$2,087,619,513
Undistributed net investment income	5,288,350
Undistributed net realized gain (loss)	(211,476,553)
Unrealized appreciation	224,640,598
$2,106,071,908

Net Assets:
Class A	$1,543,852,276
Class B	$19,984,759
Class C	$79,576,583
Class Y	$462,658,290

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	110,359,828
Class B	1,430,960
Class C	5,709,343
Class Y	33,083,581
Class A:
Net asset value per share	$13.99
Maximum offering price per share (Net asset value of $13.99 ÷ 95.75%)	$14.61
Class B:
Net asset value and offering price per share	$13.97
Class C:
Net asset value and offering price per share	$13.94
Class Y:
Net asset value and offering price per share	$13.98

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Municipal Income Fund

Statement of Operations

For the year ended February 28, 2013

Investment income:
Interest	$105,365,579

Expenses:
Advisory fees	9,604,996
Administrative services fees	440,269
Custodian fees	47,444
Distribution fees:
Class A	3,786,919
Class B	219,825
Class C	724,656
Interest, facilities and maintenance fees	1,250,288
Transfer agent fees	1,042,748
Trustees’ and officers’ fees and benefits	110,550
Other	466,616
Total expenses	17,694,311
Less: Expense offset arrangement(s)	(1,632)
Net expenses	17,692,679
Net investment income	87,672,900

Realized and unrealized gain from:
Net realized gain from investment securities	727,343
Change in net unrealized appreciation of investment securities	44,430,626
Net realized and unrealized gain	45,157,969
Net increase in net assets resulting from operations	$132,830,869

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2013 and February 29, 2012

	2013	2012
Operations:
Net investment income	$87,672,900	$74,819,222
Net realized gain (loss)	727,343	(15,843,629)
Change in net unrealized appreciation	44,430,626	156,377,525
Net increase in net assets resulting from operations	132,830,869	215,353,118

Distributions to shareholders from net investment income:
Class A	(63,488,524)	(56,019,120)
Class B	(758,673)	(919,419)
Class C	(2,488,598)	(2,334,343)
Class Y	(20,879,460)	(16,859,745)
Total distributions from net investment income	(87,615,255)	(76,132,627)

Share transactions–net:
Class A	24,750,981	864,065,969
Class B	(4,168,273)	3,851,281
Class C	9,553,980	24,001,828
Class Y	(25,131,446)	442,278,679
Net increase in net assets resulting from share transactions	5,005,242	1,334,197,757
Net increase in net assets	50,220,856	1,473,418,248

Net assets:
Beginning of year	2,055,851,052	582,432,804
End of year (includes undistributed net investment income of $5,288,350 and $5,284,666, respectively)	$2,106,071,908	$2,055,851,052

Notes to Financial Statements

February 28, 2013

NOTE 1—Significant Accounting Policies

Invesco Municipal Income Fund, formerly Invesco Van Kampen Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

32                         Invesco Municipal Income Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Fund. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts.

33                         Invesco Municipal Income Fund

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.50%
Over $500 million	0.45%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit annual fund expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.83%, 1.58%, 1.58% and 0.58% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C

34                         Invesco Municipal Income Fund

maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 28, 2013, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2013, IDI advised the Fund that IDI retained $309,157 in front-end sales commissions from the sale of Class A shares and $13,109, $30,971 and $1,667 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2013, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2013, the Fund engaged in securities purchases of $3,000,296.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,632.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fees related to inverse floating rate note obligations during the year ended February 28, 2013 were $166,640,385 and 0.75%, respectively.

35                         Invesco Municipal Income Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2013 and February 29, 2012:

	2013	2012
Ordinary income—tax exempt	$87,615,255	$76,132,627

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$619,669
Net unrealized appreciation — investments	228,567,956
Temporary book/tax differences	(237,378)
Capital loss carryforward	(210,497,852)
Shares of beneficial interest	2,087,619,513
Total net assets	$2,106,071,908

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, TOBs, book to tax accretion and amortization differences and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2015	$11,115,783	$—	$11,115,783
February 29, 2016	12,308,190	—	12,308,190
February 28, 2017	98,220,453	—	98,220,453
February 28, 2018	22,264,986	—	22,264,986
February 28, 2019	21,329,984	—	21,329,984
Not subject to expiration	94,484	45,163,972	45,258,456
	$165,333,880	$45,163,972	$210,497,852

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of June 6, 2011, the date of reorganization of Invesco Tax-Exempt Securities Fund and Invesco Van Kampen Insured Tax Free Income Fund into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2013 was $251,330,760 and $273,329,403, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$250,216,701
Aggregate unrealized (depreciation) of investment securities	(21,648,745)
Net unrealized appreciation of investment securities	$228,567,956

Cost of investments for tax purposes is $2,005,101,359.

36                         Invesco Municipal Income Fund

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable income and defaulted bonds, on February 28, 2013, undistributed net investment income was decreased by $53,961, undistributed net realized gain (loss) was decreased by $33,321 and shares of beneficial interest was increased by $87,282. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended
	February 28, 2013(a)		February 29, 2012
	Shares	Amount	Shares	Amount
Sold:
Class A	11,361,114	$157,897,319	4,377,575	$59,416,620
Class B	28,822	397,163	42,298	636,368
Class C	1,316,574	18,269,118	571,079	7,679,862
Class Y	910,857	12,646,277	577,067	9,405,417

Issued as reinvestment of dividends:
Class A	2,924,603	40,607,489	2,635,212	34,626,839
Class B	33,092	458,394	40,462	528,046
Class C	116,735	1,615,224	112,809	1,471,638
Class Y	799,960	11,110,548	675,853	8,913,822

Issued in connection with acquisitions:(b)
Class A	—	—	72,211,474	926,520,495
Class B	—	—	801,386	10,264,496
Class C	—	—	2,075,427	26,526,170
Class Y	—	—	36,300,580	465,539,882

Automatic conversion of Class B shares to Class A shares:
Class A	155,987	2,167,558	295,123	3,835,118
Class B	(156,289)	(2,167,558)	(294,735)	(3,835,118)

Reacquired:
Class A	(12,677,918)	(175,921,385)	(12,285,621)	(160,333,103)
Class B	(206,046)	(2,856,272)	(288,818)	(3,742,511)
Class C	(747,139)	(10,330,362)	(901,267)	(11,675,842)
Class Y	(3,526,250)	(48,888,271)	(3,162,868)	(41,580,442)
Net increase in share activity	334,102	$5,005,242	103,783,036	$1,334,197,757

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the open of business on June 6, 2011, the Fund acquired all the net assets of Invesco Van Kampen Insured Tax Free Income Fund and Invesco Tax-Exempt Securities Fund (the “Target Funds”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Funds on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 111,388,867 shares of the Fund for 48,716,530 shares outstanding of Invesco Van Kampen Insured Tax Free Income Fund and 61,280,342 shares outstanding of Invesco Tax-Exempt Securities Fund as of the close of business on June 3, 2011. Each class of shares of the Target Funds, except for Class B and Class C shares of Invesco Tax-Exempt Securities Fund, was exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Funds to the net asset value of the Fund on the close of business, June 3, 2011. Class B and Class C shares of Invesco Tax-Exempt Securities Fund were exchanged for Class A shares of the Fund, based on the relative net asset value of Invesco Tax-Exempt Securities Fund to the net asset value of the Fund at the close of business June 3, 2011. Invesco Van Kampen Insured Tax Free Income Fund’s net assets at that date of $779,459,784, including $19,925,078 of unrealized appreciation and Invesco Tax-Exempt Securities Fund’s net assets at that date of $649,391,259 including $29,511,747 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $575,797,324 and $2,004,648,367 immediately after the acquisition.
The pro forma results of operations for the year ended February 29, 2012, assuming the reorganization had been completed on March 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$58,050,612
Net realized/unrealized gains	192,837,864
Change in net assets resulting from operations	$250,888,476

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Fund’s Statement of Operations since June 6, 2011.

37                         Invesco Municipal Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total Return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/ or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)(b)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/13	$13.69	$0.58	$0.30	$0.88	$(0.58)	$13.99	6.56	%(d)	$1,543,852	0.87	%(e)	0.87	%(e)	0.81	%(e)	4.20	%(e)	11%
Year ended 02/29/12	12.54	0.60	1.17	1.77	(0.62)	13.69	14.47	(d)	1,486,245	0.90		0.90		0.83		4.58		15
Five months ended 02/28/11	13.52	0.27	(0.98)	(0.71)	(0.27)	12.54	(5.25	)(d)	518,732	0.93	(f)	0.93	(f)	0.86	(f)	5.08	(f)	3
Year ended 09/30/10	13.34	0.68	0.16	0.84	(0.66)	13.52	6.54	(d)	619,236	0.95		0.95		0.87		5.14		10
Year ended 09/30/09	12.45	0.66	0.96	1.62	(0.73)	13.34	13.88	(g)	640,103	1.01		1.01		0.90		5.57		29
Year ended 09/30/08	14.29	0.69	(1.84)	(1.15)	(0.69)	12.45	(8.31	)(g)	526,693	1.41		1.41		0.88		5.03		62
Class B
Year ended 02/28/13	13.66	0.48	0.31	0.79	(0.48)	13.97	5.85	(d)	19,985	1.62	(e)	1.62	(e)	1.56	(e)	3.45	(e)	11
Year ended 02/29/12	12.52	0.50	1.16	1.66	(0.52)	13.66	13.56	(d)	23,656	1.65		1.65		1.58		3.83		15
Five months ended 02/28/11	13.50	0.23	(0.98)	(0.75)	(0.23)	12.52	(5.57	)(d)	17,918	1.68	(f)	1.68	(f)	1.61	(f)	4.33	(f)	3
Year ended 09/30/10	13.32	0.57	0.17	0.74	(0.56)	13.50	5.76	(d)	23,116	1.70		1.70		1.62		4.38		10
Year ended 09/30/09	12.43	0.57	0.96	1.53	(0.64)	13.32	13.05	(h)	22,144	1.76		1.76		1.65		4.81		29
Year ended 09/30/08	14.27	0.59	(1.84)	(1.25)	(0.59)	12.43	(9.02	)(h)	15,688	2.17		2.17		1.63		4.26		62
Class C
Year ended 02/28/13	13.64	0.48	0.30	0.78	(0.48)	13.94	5.77	(d)	79,577	1.62	(e)	1.62	(e)	1.56	(e)	3.45	(e)	11
Year ended 02/29/12	12.50	0.50	1.16	1.66	(0.52)	13.64	13.58	(d)	68,495	1.65		1.65		1.58		3.83		15
Five months ended 02/28/11	13.47	0.23	(0.97)	(0.74)	(0.23)	12.50	(5.51	)(d)	39,563	1.68	(f)	1.68	(f)	1.61	(f)	4.33	(f)	3
Year ended 09/30/10	13.30	0.57	0.16	0.73	(0.56)	13.47	5.69	(d)	51,613	1.70		1.70		1.62		4.38		10
Year ended 09/30/09	12.41	0.57	0.96	1.53	(0.64)	13.30	13.08	(i)	44,133	1.76		1.76		1.65		4.79		29
Year ended 09/30/08	14.24	0.59	(1.83)	(1.24)	(0.59)	12.41	(8.97	)(i)	18,293	2.17		2.17		1.63		4.31		62
Class Y(j)
Year ended 02/28/13	13.68	0.62	0.30	0.92	(0.62)	13.98	6.82	(d)	462,658	0.62	(e)	0.62	(e)	0.56	(e)	4.45	(e)	11
Year ended 02/29/12	12.53	0.64	1.16	1.80	(0.65)	13.68	14.76	(d)	477,455	0.65		0.65		0.58		4.83		15
Five months ended 02/28/11	13.51	0.28	(0.97)	(0.69)	(0.29)	12.53	(5.16	)(d)	6,370	0.68	(f)	0.68	(f)	0.61	(f)	5.33	(f)	3
Year ended 09/30/10	13.33	0.71	0.16	0.87	(0.69)	13.51	6.81	(d)	3,625	0.70		0.70		0.62		5.37		10
Year ended 09/30/09	12.45	0.70	0.94	1.64	(0.76)	13.33	14.08	(k)	5,064	0.77		0.77		0.66		5.89		29
Year ended 09/30/08	14.29	0.72	(1.83)	(1.11)	(0.73)	12.45	(8.07	)(k)	264	1.16		1.16		0.63		5.25		62

(a)	Calculated using average shares outstanding.
(b)	For years ended September 30, 2010 and prior, ratio does not exclude facilities and maintenance fees.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended February 29, 2012, the portfolio turnover calculation excludes securities purchased of $1,346,611,089 and sold of $222,312,073 in effort to realign the Fund’s portfolio after the reorganization of Invesco Van Kampen Insured Tax Free Fund and Invesco Tax-Exempt Securities Fund into the Fund.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,514,768, $21,982, $72,466 and $469,672 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Annualized.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(i)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(j)	On June 1, 2010, Class I shares of the predecessor fund were reorganized into Class Y shares of the Fund.
(k)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

NOTE 13—Subsequent Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco Municipal Bond Fund (the “Target Fund”) in exchange for shares of the Fund (the “Reorganization”).

The Agreement requires approval of the Target Fund’s shareholders and was submitted to the shareholders for their consideration at a meeting held April 24, 2013. Upon closing of the reorganization, shareholders of the Target Fund will receive a corresponding class of shares of the Fund in exchange for their shares of the Target Fund and the Target Fund will liquidate and cease operations.

38                         Invesco Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Municipal Income Fund (formerly known as Invesco Van Kampen Municipal Income Fund; one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, the period ended February 28, 2011 and the year ended September 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by another independent registered public accounting firm whose report dated November 20, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 26, 2013

Houston, Texas

39                         Invesco Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2012 through February 28, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/13)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/13)	Expenses Paid During Period[2]
A	$1,000.00	$1,027.10	$4.47	$1,020.38	$4.46	0.89%
B	1,000.00	1,023.30	8.23	1,016.66	8.20	1.64
C	1,000.00	1,023.30	8.23	1,016.66	8.20	1.64
Y	1,000.00	1,027.70	3.22	1,021.62	3.21	0.64

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2012 through February 28, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

40                         Invesco Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2013:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Tax-Exempt Interest Dividends*	100.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

41                         Invesco Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy
[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	124	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll – 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None

T-2                         Invesco Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds inFund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds inFund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Municipal Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your house-hold, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s
Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242 VK-MINC-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders February 28, 2013

Invesco New York Tax Free Income Fund

Nasdaq:
A: VNYAX ■ B: VBNYX ■ C: VNYCX ■ Y: VNYYX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
14	Financial Statements
16	Notes to Financial Statements
22	Financial Highlights
23	Auditor's Report
24	Fund Expenses
25	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Phillip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As it began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data and competing proposals on how to reduce the federal budget deficit increased investor uncertainty and hindered market performance. Throughout the reporting period, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco New York Tax Free Income Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty. Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco

Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited(IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco New York Tax Free Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2013, Invesco New York Tax Free Income Fund posted positive returns. At net asset value (NAV), the Fund outperformed its broad market and style-specific benchmarks, the Barclays Municipal Bond Index and the Barclays New York Municipal Index, respectively. Main contributors to the Fund’s performance versus the Barclays New York Municipal Index were its exposures to the education sector and allocation to lower quality credits.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/12 to 2/28/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.22%
Class B Shares	6.28
Class C Shares	5.50
Class Y Shares	6.55
Barclays Municipal Bond Index‚ (Broad Market Index)	5.01
Barclays New York Municipal Index■ (Style-Specific Index)	4.56
Source(s): ‚ Lipper Inc.; ■ Barclays via FactSet Research Systems Inc.

How we invest

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. Under normal market conditions, we seek to achieve the Fund’s investment objective by investing primarily in a portfolio of New York municipal securities that are investment grade at the time of purchase. The Fund is designed for investors who are residents of New York, for New York tax purposes.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in New York municipal securities at the time of investment. However, the Fund may not invest more than 20% of its total assets in unrated investment-grade securities.

Under normal market conditions, the Fund may invest up to 20% of its total assets in securities with below investment-grade credit quality at the time of purchase. Lower-grade securities are commonly referred to as junk bonds and involve greater risks than investments in higher-grade securities. The Fund does not purchase municipal securities that are in default or considered extremely speculative.

Under normal market conditions, the Fund may invest up to 20% of its total assets in municipal securities that are subject to the federal alternative minimum tax.

From time to time, the Fund temporarily may invest up to 10% of its total assets in tax-exempt money market funds, and such instruments will be treated as investments in municipal securities. Investments in other mutual funds may involve duplication of management fees and certain other expenses.

Sell decisions generally are based on:

■	A deterioration or likely deterioration of an individual issuer’s capacity to meet its debt obligations on a timely basis.
■	A deterioration or likely deterioration of the broader fundamentals of a particular industry or sector.
■	Opportunities in the secondary or primary market to exchange into a security with better relative value.

Market conditions and your Fund

For the fiscal year ended February 28, 2013, the municipal market produced yet another year of positive performance. The Barclays Municipal Bond Index returned 5.01%, outperforming other fixed income indexes such as the Barclays U.S. Aggregate Index, which returned 3.12%; the Barclays Asset-Backed Securities Index, which returned 2.64%; the Barclays U.S. Mortgage-Backed Securities Index, which returned 1.92%; and the Barclays U.S. Agency Index, which returned 1.88%.1

During the reporting period, municipal issuance, or lack thereof, coupled with strong net inflows into municipal bond funds, resulted in a favorable environment for municipal performance. Municipal bond issuance ended 2012 with $379 billion in gross new issues.2 While the gross figure reflects a 29% increase from the 2011 level, it also marks the second consecutive year of net negative supply.2 Concerns regarding tax reform and general economic uncertainty led investors to flock into municipal bond funds, and net inflows for calendar year 2012 were over $50 billion3, a stark contrast from the $12 billion in net outflows that the category experienced in calendar year 2011.3

New York continues to benefit from a well-diversified economy with strong demographic trends, including median household incomes above the national average and a highly educated workforce. The state’s challenges center on the economy’s cyclical nature and the state’s dependence on the New York City-based financial services industry, volatile state finances due to above-average dependence on income taxes, and high recurring expenditures resulting from a generous social services regime. However, we believe that when compared to other states, New York’s pension system is well funded.

As we approached the end of the reporting period, we expected political, headline and event risk to remain elevated in 2013 as lawmakers consider various

Portfolio Composition
By credit sector, based on total investments
Revenue Bonds	93.7%
Pre-Refunded Bonds	3.3
General Obligation Bonds	3.0

Total Net Assets	$180.3 million

Total Number of Holdings	166

Top Five Fixed Income Holdings
	Coupon	Maturity	% of Total Net Assets
1. Metropolitan Transportation Authority	5.00%	11/15/42	3.0%
2. New York (State of) Dormitory Authority	5.00	07/01/35	2.9
3. New York (City of) Municipal Water Finance Authority	5.00	06/15/37	2.4
4. Puerto Rico Sales Tax Financing Corp.	5.00	08/01/40	2.1
5. Erie (County of) Industrial Development Agency	5.25	05/01/30	1.8

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

3 Invesco New York Tax Free Income Fund

options to close the federal spending gap. We recognize that difficult budget and policy decisions are needed, and as a result we are avoiding investments that are highly dependent on federal aid.

    Sector performance for the reporting period was driven by our overweight positions and security selection in higher education, hospital and leasing bonds. Our underweight exposure to transportation bonds detracted from Fund performance.

    Fund performance was also driven by BBB-AAA4 credit quality spread tightening for most of the reporting period, largely a result of continued declining yields, strong demand and low tax-exempt issuance. As a result, BBB-rated and lower credit quality sectors outperformed higher-rated credits and contributed to Fund performance as we held overweight exposure to these market segments. The Fund’s non-rated allocation also contributed to relative performance.

    In terms of the yield curve positioning, the Fund’s overweight exposure to the intermediate (15 to 20 years) and the long end (20+ years) of the curve contributed to relative returns as yields declined during most of the reporting period. Some of our yield curve and duration positioning was implemented through the use of inverse floating rate securities. Inverse floating rate securities are instruments that have an inverse relationship to a referenced interest rate. Inverse floating rate securities can be a more efficient means to manage duration, yield curve exposure and credit exposure and can potentially enhance yield.

    During the reporting period, leverage made a positive contribution to the performance of the Fund. The Fund achieved a leveraged position through the use of inverse floating rate securities. The Fund uses leverage because we believe that, over time, leveraging can provide opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    Thank you for investing in Invesco New York Tax Free Income Fund and for sharing our long-term investment horizon.

1	Source: Barclays
2	Source: Securities Industry and Financial Markets Association
3	Source: Morningstar
4	Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardandpoors.com and select ‘Understanding Ratings’ under Rating Resources on the homepage.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Byron Portfolio manager, is manager of Invesco New York Tax Free Income Fund. He joined Invesco in 2010. Mr. Byron earned a BS in finance from Marquette University and an MBA in finance from DePaul University.

Robert Stryker Chartered Financial Analyst, portfolio manager, is manager of Invesco New York
Tax Free Income Fund. He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois at Chicago.

Julius Williams Portfolio manager, is manager of Invesco New York Tax Free Income Fund. He joined Invesco in
2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

Robert Wimmel Portfolio manager, is manager of Invesco New York Tax Free Income Fund. He joined Invesco in
2010. Mr. Wimmel earned a BA in anthropology from the University of Cincinnati and an MA in economics from the University of Illinois at Chicago.

5                Invesco New York Free Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 02/28/03

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart above and before tax table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Fund’s performance. More detailed information concerning New York municipal securities and the State of New York is set forth in the SAI.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

■	Variable rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.
■

Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities.

About indexes used in this report

■	The Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
■	The Barclays New York Municipal Index is an unmanaged index considered representative of New York investment-grade municipal bonds.
■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Barclays U.S. Mortgage-Backed Securities Index represents mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
■	The Barclays Asset Backed Securities Index tracks the performance of debt securities backed by assets including credit card, home equity and auto loans that are rated investment grade or higher.
■

The Barclays U.S. Agency Index measures the performance of the agency sector of the US government bond market and is composed of investment-grade US dollar-denominated debentures issued by government and government-related agencies, including FNMA and FHLMC.

■

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require continued on page 7

6                Invesco New York Tax Free Income Fund

Average Annual Total Returns
As of 2/28/13, including maximum applicable sales charges
	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
Class A Shares
Inception (7/29/94)	5.50%	5.45%	5.35%
10 Years	4.27	4.23	4.24
5 Years	5.72	5.72	5.45
1 Year	1.68	1.68	2.67

Class B Shares
Inception (7/29/94)	5.41%	5.36%	5.24%
10 Years	4.31	4.27	4.22
5 Years	6.27	6.26	5.88
1 Year	1.28	1.28	2.52

Class C Shares
Inception (7/29/94)	4.97%	4.92%	4.80%
10 Years	3.94	3.90	3.85
5 Years	5.87	5.87	5.43
1 Year	4.50	4.50	4.01

Class Y Shares
10 Years	4.78%	4.74%	4.69%
5 Years	6.78	6.78	6.35
1 Year	6.55	6.55	5.62

Average Annual Total Returns
As of 12/31/12, the most recent calendar quarter end, including maximum applicable sales charges
	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
Class A Shares
Inception (7/29/94)	5.48%	5.44%	5.38%
10 Years	4.25	4.21	4.23
5 Years	4.55	4.55	4.52
1 Year	3.90	3.90	4.00

Class B Shares
Inception (7/29/94)	5.39%	5.35%	5.28%
10 Years	4.29	4.25	4.22
5 Years	5.07	5.06	4.96
1 Year	3.86	3.86	4.04

Class C Shares
Inception (7/29/94)	4.95%	4.91%	4.83%
10 Years	3.93	3.89	3.86
5 Years	4.68	4.68	4.55
1 Year	6.73	6.73	5.62

Class Y Shares
10 Years	4.77%	4.73%	4.70%
5 Years	5.59	5.58	5.45
1 Year	8.87	8.87	7.39

Effective June 1, 2010, Class A, Class B and Class C shares of the predecessor fund, Van Kampen New York Tax-Free Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B and Class C shares, respectively, of Invesco Van Kampen New York Tax Free Income Fund. Returns shown above for Class A, Class B and Class C shares are blended returns of the predecessor fund and Invesco Van Kampen New York Tax Free Income Fund (renamed Invesco New York Tax Free Income Fund). Share class returns will differ from the predecessor fund because of different expenses.

Class Y shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit

invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.94%, 0.94%, 1.69% and 0.69%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

continued from page 6

adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

6                Invesco New York Tax Free Income Fund

Invesco New York Tax Free Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital.

■	Unless otherwise stated, information presented in this report is as of February 28, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Alternative minimum tax risk. All or a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
■

Call risk. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■

Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■

High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■

Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short-and long-term. If interest rates drop, your income from the Fund may drop as well.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■

Medium and lower-grade municipal securities risk. Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore, many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher- grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.
■

Municipal issuer focus risk. The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group is not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund’s net asset value also increases.

■

Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■

New York municipal securities risk. The Fund invests primarily in a portfolio of New York municipal securities. Because the Fund invests substantially all of its assets in a portfolio of New York municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities than a continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	VNYAX
Class B Shares	VBNYX
Class C Shares	VNYCX
Class Y Shares	VNYYX

8                Invesco New York Tax Free Income Fund

Schedule of Investments

February 28, 2013

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–105.05%
New York–95.61%
Albany (City of) Industrial Development Agency (Albany College of Pharmacy); Series 2004 A, Civic Facility RB	5.63%	12/01/34	$1,290	$1,326,984
Albany (City of) Industrial Development Agency (Albany Law School University); Series 2007 A, Civic Facility RB	5.00%	07/01/31	1,000	1,048,380
Albany (City of) Industrial Development Agency (St. Peter’s Hospital); Series 2008 D, Civic Facility RB	5.75%	11/15/27	400	458,124
Albany (County of) Airport Authority; Series 2010 A, Ref. RB (INS-AGM)(a)	5.00%	12/15/25	500	573,795
Albany Capital Resource Corp. (St. Peter’s Hospital); Series 2011, RB	6.25%	11/15/38	1,000	1,199,780
Battery Park City Authority; Series 2009 B, Sr. RB	5.00%	11/01/34	500	597,175
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT CAB RB(b)	0.00%	07/15/34	3,685	1,364,813
Series 2009, PILOT RB	6.25%	07/15/40	475	570,637
Series 2009, PILOT RB	6.38%	07/15/43	475	571,031
Build NYC Resource Corp. (YMCA of Greater New York);
Series 2012, RB	5.00%	08/01/32	350	401,979
Series 2012, RB	5.00%	08/01/42	2,250	2,539,147
Chautauqua (County of) Industrial Development Agency (NRG Energy, Inc.–Dunkirk Power LLC); Series 2009, Exempt Facility RB	5.88%	04/01/42	1,510	1,704,941
Dutchess (County of) Industrial Development Agency (Elant at Fishkill, Inc.); Series 2007 A, Civic Facility RB	5.25%	01/01/37	365	347,582
East Rochester (Village of) Housing Authority (Woodland Village, Inc.); Series 2006, Ref. Senior Living RB	5.50%	08/01/33	1,000	1,011,630
Erie (County of) Industrial Development Agency (City of Buffalo School District); Series 2011 A, School Facility RB(c)	5.25%	05/01/30	2,850	3,301,640
Essex (County of) Industrial Development Agency (International Paper); Series 2005 A, Ref. Solid Waste Disposal RB(d)	5.20%	12/01/23	1,100	1,155,803
Hempstead Town Local Development Corp. (Molloy College); Series 2009, RB	5.75%	07/01/39	1,340	1,525,175
Hudson Yards Infrastructure Corp.; Series 2011 A, RB	5.75%	02/15/47	1,400	1,668,954
Islip (Town of) Resource Recovery Agency (1985 Facility); Series 2004 E, RB (INS-AGM)(a)(d)	5.75%	07/01/22	1,290	1,381,100
Livingston (County of) Industrial Development Agency (Nicholas H. Noyes Memorial Hospital); Series 2005, Civic Facility RB	6.00%	07/01/30	1,000	1,000,830
Long Island Power Authority;
Series 2000 A, Electric System General CAB RB (INS-AGM)(a)(b)	0.00%	06/01/18	2,000	1,867,680
Series 2008 A, Electric System General RB (INS-BHAC)(a)	5.50%	05/01/33	355	421,878
Madison (County of) Industrial Development Agency (Colgate University);
Series 2003 B, RB(e)(f)	5.00%	07/01/13	500	508,340
Series 2005 A, RB (INS-AMBAC)(a)	5.00%	07/01/35	750	790,170
Metropolitan Transportation Authority;
Series 2009 B, Dedicated Tax Fund RB	5.25%	11/15/27	615	733,492
Series 2009 B, Dedicated Tax Fund RB	5.00%	11/15/34	1,500	1,700,145
Series 2012 D, Ref. RB	5.00%	11/15/32	685	789,997
Series 2012 H, RB	5.00%	11/15/42	4,750	5,334,297
Monroe County Industrial Development Corp. (Nazareth College of Rochester); Series 2011, RB	5.50%	10/01/41	370	412,139
Monroe County Industrial Development Corp. (Rochester General Hospital); Series 2013 A, Ref. RB	5.00%	12/01/42	860	957,163
Monroe County Industrial Development Corp. (University of Rochester); Series 2011 A, RB	5.00%	07/01/36	875	995,995
Nassau (County of) Industrial Development Agency (Amsterdam at Harborside); Series 2007 A, Continuing Care Retirement Community RB	6.70%	01/01/43	240	162,806
Nassau County Local Economic Assistance Corp. (South Nassau Communities); Series 2012, Ref. RB	5.00%	07/01/27	930	1,060,581
Nassau County Local Economic Assistance Corp. (Winthrop University Hospital Association); Series 2012, Ref. RB	5.00%	07/01/37	1,250	1,355,200
Nassau County Tobacco Settlement Corp.; Series 2006 A-2, Sr. Asset-Backed RB	5.25%	06/01/26	1,000	977,520
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC);
Series 1997, Special Obligation RB (INS-NATL)(a)(d)	5.75%	12/01/22	2,000	2,000,820
Series 2010, Special Obligation RB	6.00%	12/01/42	860	1,021,628

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco New York Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (City of) Industrial Development Agency (IAC/InterActive Corp.); Series 2005, Liberty RB	5.00%	09/01/35	$1,515	$1,578,736
New York (City of) Industrial Development Agency (Polytechnic University); Series 2007, Ref. Civic Facility RB (INS-ACA)(a)	5.25%	11/01/37	1,300	1,399,528
New York (City of) Industrial Development Agency (Terminal One Group Association, L.P.);
Series 2005, Special Facility RB(d)(e)(g)	5.50%	01/01/16	2,000	2,220,820
Series 2005, Special Facility RB(d)(e)(g)	5.50%	01/01/16	2,000	2,207,860
New York (City of) Municipal Water Finance Authority;
Series 2005 D, Water & Sewer System RB(c)	5.00%	06/15/37	4,000	4,339,880
Series 2009 FF-2, Water & Sewer System RB	5.50%	06/15/40	2,000	2,371,460
New York (City of) Transitional Finance Authority;
Series 2008 S-1, Building Aid RB	5.50%	07/15/38	500	567,115
Series 2008 S-2, Building Aid RB	6.00%	07/15/33	850	1,003,808
Series 2009 A, Future Tax Sec. RB(c)	5.00%	05/01/28	755	900,692
Series 2009 A, Future Tax Sec. RB(c)	5.00%	05/01/29	605	723,314
Series 2009 A, Future Tax Sec. RB(c)	5.00%	05/01/30	605	708,352
Series 2009 S-3, Building Aid RB(c)	5.25%	01/15/27	1,310	1,527,264
Series 2009 S-3, Building Aid RB(c)	5.25%	01/15/39	1,000	1,119,580
Series 2009 S-5, Building Aid RB	5.00%	01/15/31	595	676,039
Subseries 2011 E, Future Tax Sec. RB	5.00%	11/01/24	660	799,590
New York (City of) Trust for Cultural Resources (American Museum of Natural History); Series 2004 A, Ref. RB (INS-NATL)(a)(c)	5.00%	07/01/44	960	1,010,899
New York (City of) Trust for Cultural Resources (Carnegie Hall); Series 2009 A, RB	5.00%	12/01/39	850	940,381
New York (City of) Trust for Cultural Resources (The Museum of Modern Art); Series 2008 1A, Ref. RB	5.00%	04/01/31	800	938,144
New York (City of);
Subseries 2008 F-1, Unlimited Tax GO Bonds	5.50%	11/15/28	1,750	2,112,826
Subseries 2008 G-1, Unlimited Tax GO Bonds	6.25%	12/15/35	400	489,388
Subseries 2008 I-1, Unlimited Tax GO Bonds	5.00%	02/01/25	405	473,097
New York (State of) Dormitory Authority (Brooklyn Law School);
Series 2003 B, RB(e)(f)	5.38%	07/01/13	1,000	1,017,890
Series 2009, RB	5.75%	07/01/33	660	757,713
Series 2012 A, RB	5.00%	07/01/26	1,000	1,167,610
New York (State of) Dormitory Authority (Catholic Health Services of Long Island–St. Francis Hospital); Series 2004, RB	5.00%	07/01/27	2,000	2,045,640
New York (State of) Dormitory Authority (City of New York);
Series 2005 A, Court Facilities Lease RB (INS-AMBAC)(a)	5.50%	05/15/27	710	931,335
Series 2005 A, Court Facilities Lease RB (INS-AMBAC)(a)	5.50%	05/15/30	750	1,006,058
Series 2005 A, Court Facilities Lease RB (INS-AMBAC)(a)	5.50%	05/15/31	555	747,180
New York (State of) Dormitory Authority (Columbia University); Series 2011 A, RB	5.00%	10/01/41	510	594,135
New York (State of) Dormitory Authority (Cornell University); Series 2006 A, RB(c)	5.00%	07/01/35	4,725	5,302,253
New York (State of) Dormitory Authority (Education); Series 2008 B, State Personal Income Tax RB	5.75%	03/15/36	1,000	1,214,810
New York (State of) Dormitory Authority (Fashion Institute of Technology Student Housing Corp.); Series 2007, RB (INS-NATL)(a)	5.25%	07/01/28	935	1,107,685
New York (State of) Dormitory Authority (Fordham University);
Series 2008 B, RB (INS-AGC)(a)	5.00%	07/01/33	500	566,055
Series 2011 A, RB	5.13%	07/01/29	500	584,510
New York (State of) Dormitory Authority (Manhattan College); Series 2007 A, RB (INS-Radian)(a)	5.00%	07/01/41	1,150	1,184,719
New York (State of) Dormitory Authority (Marymount Manhattan College); Series 2009, RB	5.25%	07/01/29	1,000	1,072,530
New York (State of) Dormitory Authority (Memorial Sloan-Kettering Cancer Center); Series 1998, RB (INS-NATL)(a)	5.50%	07/01/23	1,250	1,634,375
New York (State of) Dormitory Authority (Montefiore Medical Center); Series 2004, Hospital RB (INS-NATL)(a)	5.00%	08/01/29	1,000	1,063,740
New York (State of) Dormitory Authority (Mount Sinai Hospital Obligated Group); Series 2011 A, RB	5.00%	07/01/31	875	974,225
New York (State of) Dormitory Authority (Mount Sinai School of Medicine of New York University); Series 2009, RB	5.13%	07/01/39	1,250	1,378,387
New York (State of) Dormitory Authority (New York State Rehabilitation Association Pooled Loan Program No. 1); Series 2001 A, RB (INS-AMBAC)(a)	5.50%	07/01/15	960	973,824

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco New York Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (New York University Hospitals Center); Series 2011 A, RB	6.00%	07/01/40	$1,500	$1,766,895
New York (State of) Dormitory Authority (New York University); Series 2001 1, RB (INS-BHAC)(a)	5.50%	07/01/31	1,070	1,386,741
New York (State of) Dormitory Authority (North Shore–Long Island Jewish Obligated Group);
Series 2009 A, RB	5.50%	05/01/37	1,250	1,427,550
Series 2011 A, RB	5.00%	05/01/41	500	562,925
Subseries 2005 A, RB	5.00%	11/01/26	750	806,183
New York (State of) Dormitory Authority (Orange Regional Medical Center); Series 2008, RB	6.50%	12/01/21	1,000	1,160,530
New York (State of) Dormitory Authority (Pace University); Series 2013 A, RB	5.00%	05/01/27	1,000	1,124,510
New York (State of) Dormitory Authority (Rochester Institute of Technology);
Series 2010, RB	5.00%	07/01/40	1,250	1,393,962
Series 2012, RB	5.00%	07/01/38	1,000	1,155,240
New York (State of) Dormitory Authority (Rockefeller University); Series 2010 A, RB	5.00%	07/01/41	775	886,585
New York (State of) Dormitory Authority (School Districts Financing Program);
Series 2008 C, RB	7.50%	04/01/39	2,000	2,551,760
Series 2008 D, RB (INS-AGC)(a)	5.75%	10/01/24	500	607,095
Series 2009 C, RB (INS-AGC)(a)	5.00%	10/01/24	1,500	1,758,075
New York (State of) Dormitory Authority (St. John’s University); Series 2012 B, RB	5.00%	07/01/30	1,220	1,425,570
New York (State of) Dormitory Authority (St. Joseph’s College); Series 2010, RB	5.25%	07/01/35	500	557,050
New York (State of) Dormitory Authority (State University Dormitory Facilities); Series 2012 A, RB	5.00%	07/01/42	1,000	1,152,600
New York (State of) Dormitory Authority (State University Educational Facilities); Series 1993 A, RB	5.25%	05/15/15	2,000	2,146,460
New York (State of) Dormitory Authority (Suffolk County); Series 1986, Judicial Facilities Lease RB(f)	7.38%	07/01/16	1,200	1,345,200
New York (State of) Dormitory Authority (The New School);
Series 2010, RB	5.50%	07/01/40	1,245	1,421,802
Series 2011, Ref. RB	5.00%	07/01/31	750	851,355
New York (State of) Dormitory Authority (Vassar College); Series 2007, RB	5.00%	07/01/46	925	1,042,780
New York (State of) Dormitory Authority (Winthrop South Nassau University Health System Obligated Group); Series 2003 B, RB(e)(f)	5.50%	07/01/13	750	763,740
New York (State of) Dormitory Authority;
Series 1996 B, City University System Consolidated RB	6.00%	07/01/14	345	357,627
Series 2007 A, Mental Health Services Facilities Improvement RB (INS-AGM)(a)	5.00%	02/15/27	1,000	1,137,050
Series 2008 C, Mental Health Services Facilities Improvement RB (INS-AGM)(a)(d)	5.25%	02/15/28	2,000	2,253,220
New York (State of) Energy Research & Development Authority (Brooklyn Union Gas Co.); Series 1991 B, Gas Facilities Residual Interest RB(d)(h)	13.43%	07/01/26	1,200	1,212,144
New York (State of) Power Authority; Series 2011 A, RB	5.00%	11/15/38	730	843,917
New York (State of) Thruway Authority;
Series 2008 B, Second General Highway & Bridge Trust Fund RB	5.00%	04/01/25	500	593,935
Series 2009 B, Second General Highway & Bridge Trust Fund RB	5.00%	04/01/29	500	572,190
Series 2012 I, General RB	5.00%	01/01/42	1,610	1,808,497
New York City Health & Hospital Corp.; Series 2003 A, Health System RB (INS-AMBAC)(a)	5.25%	02/15/22	1,000	1,004,390
New York City Housing Development Corp.; Series 2005 K, MFH RB(d)	5.00%	11/01/37	1,000	1,026,790
New York Liberty Development Corp. (4 World Trade Center); Series 2011, Ref. Liberty RB	5.00%	11/15/31	875	1,002,138
New York Liberty Development Corp. (7 World Trade Center); Series 2012, Class 2, Ref. Liberty RB	5.00%	09/15/43	1,000	1,110,120
New York Liberty Development Corp. (Bank of America Tower at One Bryant Park); Series 2010, Ref. Second Priority Liberty RB	6.38%	07/15/49	1,215	1,448,183
New York Liberty Development Corp. (Goldman Sachs Headquarters); Series 2005, RB	5.25%	10/01/35	1,100	1,315,138
New York Liberty Development Corp. (National Sports Museum); Series 2006 A, RB (Acquired 08/07/06; Cost $636,422)(i)(j)	6.13%	02/15/19	750	8
New York State Environmental Facilities Corp. (Municipal Water Finance Authority); Series 2011 B, State Clean Water & Drinking Water Revolving Funds RB	5.00%	06/15/31	1,430	1,694,564
New York State Environmental Facilities Corp. (Pooled Financing Program) ; Series 2005 B, State Clean Water & Drinking Water Revolving Funds RB	5.50%	04/15/35	310	432,493
New York State Urban Development Corp.;
Series 1993 A, Ref. Correctional Facilities RB	5.50%	01/01/14	105	109,691
Series 2008 B, Ref. Service Contract RB	5.25%	01/01/24	750	882,368
North Syracuse Central School District; Series 2007, Ref. Unlimited Tax GO Bonds (INS-NATL)(a)	5.00%	06/15/23	935	1,151,658

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco New York Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Oneida (County of) Industrial Development Agency (St. Elizabeth Medical Center Facility); Series 1999 A, Civic Facility RB	5.88%	12/01/29	$995	$996,443
Onondaga Civic Development Corp. (Le Moyne College); Series 2010, RB	5.38%	07/01/40	1,065	1,175,472
Orange County Funding Corp. (Mount Saint Mary College); Series 2012 A, RB	5.00%	07/01/42	930	1,034,420
Rensselaer (County of) Industrial Development Agency (Franciscan Heights, L.P.); Series 2004 A, IDR (LOC-JPMorgan Chase Bank, N.A.)(d)(k)	5.38%	12/01/36	1,000	1,055,020
Rockland (County of) Solid Waste Management Authority; Series 2003 B, RB (INS-AMBAC)(a)(d)	5.00%	12/15/23	1,000	1,031,140
Rockland (County of); Series 2012, Limited Tax TAN	2.50%	03/06/13	440	440,123
Seneca (County of) Industrial Development Agency (Seneca Meadows, Inc.); Series 2005, RB(d)(e)(g)(i)	6.63%	10/01/13	850	857,115
Suffolk (County of) Industrial Development Agency (Eastern Long Island Hospital Association); Series 2007, Civic Facility RB(i)	5.38%	01/01/27	1,235	1,247,906
Suffolk (County of) Industrial Development Agency (Family Service League of Suffolk County, Inc.); Series 2004, Civic Facility RB(e)(f)	5.00%	11/01/14	825	889,556
Suffolk (County of) Industrial Development Agency (Jefferson’s Ferry); Series 2006, Ref. First Mortgage Continuing Care Retirement Community RB	5.00%	11/01/28	1,000	1,028,470
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.); Series 2010, Ref. RB	6.00%	12/01/40	465	518,103
Syracuse (City of) Industrial Development Agency (Jewish Home of Central New York, Inc.); Series 2001 A, First Mortgage RB	7.38%	03/01/21	210	209,975
Syracuse (City of); Series 2011 A, Airport Terminal Security & Access Improvement Unlimited Tax GO Bonds(d)	5.00%	11/01/36	1,000	1,088,310
Tomkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.); Series 2013 A, RB	5.00%	07/01/32	1,250	1,336,913
Tompkins (County of) Industrial Development Agency (Cornell University); Series 2008 A, Civic Facility RB	5.00%	07/01/37	250	290,310
Triborough Bridge & Tunnel Authority;
Series 2008, General Purpose RB	4.75%	11/15/29	200	223,574
Series 2012 A, General RB	5.00%	11/15/34	2,000	2,354,180
Series 2012 A, General RB	5.00%	11/15/36	1,975	2,313,791
Series 2012 A, General RB	5.00%	11/15/38	1,000	1,166,950
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute); Series 2010 A, RB	5.00%	09/01/30	1,250	1,420,100
TSASC, Inc.; Series 2006 1, Tobacco Settlement Asset-Backed RB	5.13%	06/01/42	540	471,155
Ulster (County of) Resource Recovery Agency; Series 2002, Ref. RB (INS-AMBAC)(a)	5.25%	03/01/18	200	200,776
United Nations Development Corp.;
Series 2009 A, Ref. RB	5.00%	07/01/25	1,000	1,133,200
Series 2009 A, Ref. RB	5.00%	07/01/26	810	913,858
Utica (City of) Industrial Development Agency (Utica College); Series 1998 A, RB	5.75%	08/01/28	270	270,246
Westchester (County of) Industrial Development Agency (Guiding Eyes For The Blind, Inc.); Series 2004, Civic Facility RB	5.38%	08/01/24	1,000	1,047,000
Westchester Tobacco Asset Securitization Corp.; Series 2005, Tobacco Settlement Asset-Backed RB	5.13%	06/01/45	1,250	1,077,288
Yonkers Economic Development Corp. (Charter School of Educational Excellence); Series 2010 A, Educational RB	6.25%	10/15/40	1,000	1,057,630
				172,372,551
Puerto Rico–5.75%
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2008 WW, RB	5.50%	07/01/21	1,000	1,082,690
Series 2008 WW, RB	5.25%	07/01/33	1,000	1,010,360
Series 2010 XX, RB	5.75%	07/01/36	500	521,680
Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 1993 X, Ref. RB(f)	5.50%	07/01/15	1,535	1,666,872
Puerto Rico (Commonwealth of) Industrial Tourist Educational, Medical & Environmental Control Facilities Financing Authority (Ana G. Mendez University System); Series 2012, Ref. RB	5.13%	04/01/32	750	755,115
Puerto Rico (Commonwealth of) Infrastructure Financing Authority; Series 2005 C, Ref. Special Tax RB (INS-AMBAC)(a)	5.50%	07/01/27	675	706,738
Puerto Rico Sales Tax Financing Corp.;
First Subseries 2010 A, CAB RB(b)	0.00%	08/01/34	1,000	299,010
First Subseries 2010 A, RB	5.38%	08/01/39	530	561,678
Series 2011 C, RB	5.00%	08/01/40	3,500	3,764,985
				10,369,128

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco New York Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Guam–2.29%
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB	5.63%	12/01/29	$135	$150,791
Series 2009 A, Limited Obligation RB	5.75%	12/01/34	1,250	1,400,725
Guam (Territory of) Power Authority;
Series 2010 A, RB	5.50%	10/01/40	450	500,684
Series 2012 A, Ref. RB	5.00%	10/01/34	610	677,008
Guam (Territory of) Waterworks Authority; Series 2010, Water & Wastewater System RB	5.63%	07/01/40	740	783,919
Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.25%	01/01/36	550	622,402
				4,135,529

Virgin Islands–1.40%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note–Diageo); Series 2009 A, Sub. RB	6.63%	10/01/29	845	990,526
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2010 A, Sr. Lien RB	5.00%	10/01/29	1,000	1,098,860
Series 2012 A, RB(i)	4.00%	10/01/22	410	427,589
				2,516,975
TOTAL INVESTMENTS(l)–105.05% (Cost $173,948,322)				189,394,183
FLOATING RATE NOTE OBLIGATIONS–(6.20%)
Notes with interest rates ranging from 0.10% to 0.15% at 02/28/13 and contractual maturities of collateral ranging from 01/15/27 to 07/01/44 (See Note 1J)(m)				(11,175,000)
OTHER ASSETS LESS LIABILITIES–1.15%				2,066,397
NET ASSETS–100.00%				$180,285,580

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
GO	– General Obligation

IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LOC	– Letter of Credit
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PILOT	– Payment-in-Lieu-of-Tax
Radian	– Radian Asset Assurance, Inc.

RB	– Revenue Bonds
Ref.	– Refunding
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
TAN	– Tax Anticipation Notes

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Zero coupon bond issued at a discount.
(c)	Underlying security related to Dealer Trusts entered into by the Fund. See Note 1J.
(d)	Security subject to the alternative minimum tax.
(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2013.
(h)	Current coupon rate for an inverse floating rate municipal obligation. This rate resets periodically as the rate on the related security changes. Positions in an inverse floating rate municipal obligation have a total value of $1,212,144 which represents 0.67% of the Fund’s Net Assets.
(i)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2013 was $2,532,618, which represented 1.40% of the Fund’s Net Assets.
(j)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at February 28, 2013 represented less than 1% of the Fund’s Net Assets.
(k)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(l)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers’ obligations. No concentration of any single entity was greater than 5%.
(m)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at February 28, 2013. At February 28, 2013, the Fund’s investments with a value of $18,933,874 are held by Dealer Trusts and serve as collateral for the $11,175,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco New York Tax Free Income Fund

Statement of Assets and Liabilities

February 28, 2013

Assets:
Investments, at value (Cost $173,948,322)	$189,394,183
Cash	915,790
Receivable for:
Investments sold	820,000
Fund shares sold	107,921
Interest	1,976,402
Investment for trustee deferred compensation and retirement plans	15,378
Other assets	1,529
Total assets	193,231,203

Liabilities:
Floating rate note obligations	11,175,000
Payable for:
Investments purchased	1,123,530
Fund shares reacquired	212,615
Dividends	217,287
Accrued fees to affiliates	74,006
Accrued other operating expenses	53,013
Accrued trustees’ and officers’ fees and benefits	3,483
Trustee deferred compensation and retirement plans	86,689
Total liabilities	12,945,623
Net assets applicable to shares outstanding	$180,285,580

Net assets consist of:
Shares of beneficial interest	$172,219,214
Undistributed net investment income	200,164
Undistributed net realized gain (loss)	(7,579,659)
Unrealized appreciation	15,445,861
$180,285,580

Net Assets:
Class A	$145,771,577
Class B	$4,301,388
Class C	$21,555,609
Class Y	$8,657,006

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	8,859,610
Class B	260,902
Class C	1,311,439
Class Y	526,638
Class A:
Net asset value per share	$16.45
Maximum offering price per share
(Net asset value of $16.45 ÷ 95.75%)	$17.18
Class B:
Net asset value and offering price per share	$16.49
Class C:
Net asset value and offering price per share	$16.44
Class Y:
Net asset value and offering price per share	$16.44

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco New York Tax Free Income Fund

Statement of Operations

For the year ended February 28, 2013

Investment income:
Interest	$8,254,919

Expenses:
Advisory fees	824,436
Administrative services fees	50,000
Custodian fees	4,972
Distribution fees:
Class A	354,868
Class B	11,920
Class C	202,824
Interest, facilities and maintenance fees	85,971
Transfer agent fees	71,163
Trustees’ and officers’ fees and benefits	33,863
Other	88,401
Total expenses	1,728,418
Less: Fees waived and expense offset arrangement(s)	(140,894)
Net expenses	1,587,524
Net investment income	6,667,395

Realized and unrealized gain from:
Net realized gain from investment securities	159,431
Change in net unrealized appreciation of investment securities	3,632,808
Net realized and unrealized gain	3,792,239
Net increase in net assets resulting from operations	$10,459,634

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco New York Tax Free Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2013 and February 29, 2012

	2013	2012
Operations:
Net investment income	$6,667,395	$6,446,855
Net realized gain (loss)	159,431	(538,121)
Change in net unrealized appreciation	3,632,808	13,449,220
Net increase in net assets resulting from operations	10,459,634	19,357,954

Distributions to shareholders from net investment income:
Class A	(5,690,517)	(5,216,937)
Class B	(192,639)	(282,032)
Class C	(660,118)	(662,947)
Class Y	(358,227)	(242,433)
Total distributions from net investment income	(6,901,501)	(6,404,349)

Share transactions–net:
Class A	5,833,992	59,962,476
Class B	(1,344,828)	(2,211,373)
Class C	2,604,518	221,718
Class Y	1,696,028	6,362,303
Net increase in net assets resulting from share transactions	8,789,710	64,335,124
Net increase in net assets	12,347,843	77,288,729

Net assets:
Beginning of year	167,937,737	90,649,008
End of year (includes undistributed net investment income of $200,164 and $415,289, respectively)	$180,285,580	$167,937,737
Notes to Financial Statements

February 28, 2013

NOTE 1—Significant Accounting Policies

Invesco New York Tax Free Income Fund, formerly Invesco Van Kampen New York Tax Free Income Fund, (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on

16                         Invesco New York Tax Free Income Fund

transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.

Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Fund. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to

17                         Invesco New York Tax Free Income Fund

tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.47%
Over $500 million	0.445%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.50%, 2.25%, 2.25% and 1.25% of average daily net assets, respectively. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.78%, 1.53%, 1.53% and 0.53% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

In addition, the Adviser had contractually agreed through June 30, 2012, to waive advisory fees equal to 0.25% of the Fund’s average daily net assets.

For the year ended February 28, 2013, the Adviser waived advisory fees of $140,717.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the

18                         Invesco New York Tax Free Income Fund

course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 28, 2013, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2013, IDI advised the Fund that IDI retained $28,934 in front-end sales commissions from the sale of Class A shares and $6,301, $5,336 and $613 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2013, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended February 28, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $177.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

19                         Invesco New York Tax Free Income Fund

NOTE 6—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fees related to inverse floating rate note obligations during the year ended February 28, 2013 were $11,225,000 and 0.77%, respectively.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2013 and February 29, 2012:

	2013	2012
Ordinary income	$26,417	$—
Tax-exempt income	6,875,084	6,404,349
Total distributions	$6,901,501	$6,404,349

Tax Components of Net Assets at Period-End:

2013
Net unrealized appreciation — investments	$15,491,154
Temporary book/tax differences	(84,688)
Capital loss carryforward	(7,337,473)
Post-October deferrals	(2,627)
Shares of beneficial interest	172,219,214
Total net assets	$180,285,580

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to TOBs and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2017	$2,489,228	$—	$2,489,228
February 28, 2018	3,515,499	—	3,515,499
February 28, 2019	896,118	—	896,118
Not subject to expiration	—	436,628	436,628
Total capital loss carryforward	$6,900,845	$436,628	$7,337,473

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of June 6, 2011, the date of reorganization of Invesco New York Tax-Free Income Fund into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2013 was $35,290,022 and $16,922,026, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$17,016,379
Aggregate unrealized (depreciation) of investment securities	(1,525,225)
Net unrealized appreciation of investment securities	$15,491,154

Cost of investments for tax purposes is $173,903,029.

20                         Invesco New York Tax Free Income Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions and taxable income, on February 28, 2013, undistributed net investment income was increased by $18,981 and shares of beneficial interest was decreased by $18,981. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended
	February 28, 2013(a)		February 29, 2012
	Shares	Amount	Shares	Amount
Sold:
Class A	1,796,491	$29,382,383	767,412	$12,196,212
Class B	319	5,189	6,454	99,553
Class C	236,330	3,843,650	149,905	2,330,789
Class Y	218,414	3,562,579	434	31,994

Issued as reinvestment of dividends:
Class A	218,227	3,562,959	212,489	3,147,601
Class B	7,592	124,034	12,440	187,695
Class C	24,582	401,062	26,809	395,403
Class Y	12,416	202,539	10,341	153,118

Automatic conversion of Class B shares to Class A shares:
Class A	55,973	909,494	98,022	1,499,505
Class B	(55,868)	(909,494)	(98,131)	(1,499,505)

Issued in connection with acquisitions:(b)
Class A	—	—	4,030,206	60,821,743
Class Y	—	—	464,211	6,997,416

Reacquired:
Class A	(1,716,186)	(28,020,844)	(1,161,956)	(17,702,585)
Class B	(34,776)	(564,557)	(65,543)	(999,116)
Class C	(100,626)	(1,640,194)	(165,314)	(2,504,474)
Class Y	(126,077)	(2,069,090)	(53,762)	(820,225)
Net increase in share activity	536,811	$8,789,710	4,234,017	$64,335,124

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 64% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on June 6, 2011, the Fund acquired all of the net assets of Invesco New York Tax-Free Income Fund (the “Target Fund”), pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 4,494,417 shares of the Fund for 6,361,658 shares outstanding of the Target Fund as of the close of business on June 3, 2011. Class A and Class Y shares of the Target Fund were exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, June 3, 2011. Class B and Class C Shares of the Target Fund were exchanged for Class A Shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, June 3, 2011. The Target Fund’s net assets at that date of $67,819,159, including $2,215,285 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $89,339,574 and $157,158,733 immediately after the acquisition.
The	pro forma results of operation for the year ended February 29, 2012 assuming the reorganization had been completed on March 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$7,236,219
Net realized/unrealized gains	14,980,917
Change in net assets resulting from operations	$22,217,136

The	combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since June 6, 2011.

21                         Invesco New York Tax Free Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of expenses to average net assets with fee waiver (excluding interest, facilities and maintenance fees)(b)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/13	$16.12	$0.63	$0.36	$0.99	$(0.66)	$—	$(0.66)	$16.45	6.22	%(d)	$145,772	0.83	%(e)	0.91	%(e)	0.78	%(e)	3.88	%(e)	10%
Year ended 02/29/12	14.66	0.71	1.46	2.17	(0.71)	—	(0.71)	16.12	15.16	(d)	137,064	0.69		0.94		0.65		4.64		18
Period ended 02/28/11	15.78	0.30	(1.12)	(0.82)	(0.30)	—	(0.30)	14.66	(5.25	)(d)	66,813	0.68	(f)	0.93	(f)	0.66	(f)	4.86	(f)	10
Year ended 09/30/10	15.40	0.70	0.39	1.09	(0.71)	—	(0.71)	15.78	7.32	(d)	74,722	0.76		1.01		0.73		4.59		18
Year ended 09/30/09	14.31	0.70	1.10	1.80	(0.71)	—	(0.71)	15.40	13.24	(g)	72,726	0.84		1.09		0.78		5.06		32
Year ended 09/30/08	16.01	0.69	(1.66)	(0.97)	(0.71)	(0.02)	(0.73)	14.31	(6.32	)(g)	74,376	0.89		1.14		0.73		4.44		34
Class B
Year ended 02/28/13	16.15	0.63	0.37	1.00	(0.66)	—	(0.66)	16.49	6.28	(d)(h)	4,301	0.83	(e)(h)	0.91	(e)(h)	0.78	(e)(h)	3.88	(e)(h)	10
Year ended 02/29/12	14.62	0.74	1.47	2.21	(0.68)	—	(0.68)	16.15	15.49	(d)(h)	5,549	0.48	(h)	0.73	(h)	0.44	(h)	4.85	(h)	18
Period ended 02/28/11	15.70	0.30	(1.13)	(0.83)	(0.25)	—	(0.25)	14.62	(5.30	)(d)(h)	7,143	0.77	(f)(h)	1.02	(f)(h)	0.75	(f)(h)	4.77	(f)(h)	10
Year ended 09/30/10	15.35	0.62	0.39	1.01	(0.66)	—	(0.66)	15.70	6.76	(d)(h)	8,895	1.26	(h)	1.51	(h)	1.23	(h)	4.09	(h)	18
Year ended 09/30/09	14.27	0.69	1.09	1.78	(0.70)	—	(0.70)	15.35	13.13	(i)(j)	11,666	0.92	(i)	1.17	(i)	0.86	(i)	4.99	(i)	32
Year ended 09/30/08	15.97	0.70	(1.65)	(0.95)	(0.73)	(0.02)	(0.75)	14.27	(6.22	)(i)(j)	15,016	0.81	(i)	1.06	(i)	0.65	(i)	4.52	(i)	34
Class C
Year ended 02/28/13	16.10	0.51	0.36	0.87	(0.53)	—	(0.53)	16.44	5.50	(d)	21,556	1.58	(e)	1.66	(e)	1.53	(e)	3.13	(e)	10
Year ended 02/29/12	14.64	0.59	1.46	2.05	(0.59)	—	(0.59)	16.10	14.33	(d)	18,533	1.44		1.69		1.40		3.89		18
Period ended 02/28/11	15.77	0.25	(1.13)	(0.88)	(0.25)	—	(0.25)	14.64	(5.62	)(d)	16,684	1.43	(f)	1.68	(f)	1.41	(f)	4.11	(f)	10
Year ended 09/30/10	15.39	0.59	0.38	0.97	(0.59)	—	(0.59)	15.77	6.50	(d)	19,049	1.51		1.76		1.48		3.84		18
Year ended 09/30/09	14.29	0.61	1.10	1.71	(0.61)	—	(0.61)	15.39	12.51	(i)(k)	19,444	1.50	(i)	1.75	(i)	1.44	(i)	4.40	(i)	32
Year ended 09/30/08	15.99	0.58	(1.67)	(1.09)	(0.59)	(0.02)	(0.61)	14.29	(7.04	)(k)	18,644	1.64		1.89		1.48		3.70		34
Class Y
Year ended 02/28/13	16.10	0.67	0.37	1.04	(0.70)	—	(0.70)	16.44	6.55	(d)	8,657	0.58	(e)	0.66	(e)	0.53	(e)	4.13	(e)	10
Year ended 02/29/12	14.64	0.76	1.45	2.21	(0.75)	—	(0.75)	16.10	15.46	(d)	6,792	0.44		0.69		0.40		4.89		18
Period ended 02/28/11	15.78	0.32	(1.15)	(0.83)	(0.31)	—	(0.31)	14.64	(5.27	)(d)	10	0.43	(f)	0.68	(f)	0.41	(f)	5.11	(f)	10
Year ended 09/30/10(l)	15.44	0.25	0.34	0.59	(0.25)	—	(0.25)	15.78	3.83	(d)	10	0.51	(f)	0.76	(f)	0.73	(f)	4.77	(f)	18

(a)	Calculated using average shares outstanding.
(b)	For the years ended September 30, 2010 and prior, ratio does not exclude facilities and maintenance fees.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $61,546,396 and sold of $9,539,859 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco New York Tax-Free Income Fund into the Fund.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s) of $141,947, $4,768, $20,282 and $8,414 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Annualized.
(g)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.04%, 0.33% and 0.75% for the year ended February 28, 2013, the year ended February 29, 2012, period ended February 28, 2011 and the year ended September 30, 2010, respectively.
(i)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(j)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(k)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(l)	Commencement date of June 1, 2010.

22                         Invesco New York Tax Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco New York Tax Free Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco New York Tax Free Income Fund (formerly known as Invesco Van Kampen New York Tax Free Income Fund; one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, the period ended February 28, 2011 and the year ended September 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by another independent registered public accounting firm whose report dated November 20, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 26, 2013

Houston, Texas

23                         Invesco New York Tax Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2012 through February 28, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/13)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/13)	Expenses Paid During Period[2]
A	$1,000.00	$1,022.70	$4.66	$1,020.18	$4.66	0.93%
B	1,000.00	1,022.70	4.66	1,020.18	4.66	0.93
C	1,000.00	1,019.00	8.41	1,016.46	8.40	1.68
Y	1,000.00	1,024.00	3.41	1,021.42	3.41	0.68

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2012 through February 28, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

24                         Invesco New York Tax Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2013:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco New York Tax Free Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy
[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco New York Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	124	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll – 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None

T-2                         Invesco New York Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds inFund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco New York Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds inFund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco New York Tax Free Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242 VK-NYTFI-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders February 28, 2013

Invesco Tax-Exempt Cash Fund

Nasdaq:
A: ACSXX ▪ Investor: TEIXX

2 Letters to Shareholders
4 Management Discussion
5 Supplemental Information
6 Schedule of Investments
10 Financial Statements
12 Notes to Financial Statements
16 Financial Highlights
17 Auditor's Report
18 Fund Expenses
19 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

    The reporting period covered by this report was challenging. As it began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data and competing proposals on how to reduce the federal budget deficit increased investor uncertainty and hindered market performance. Throughout the reporting period, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

    Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

    Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

    Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco Tax-Exempt Cash Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

    No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

    Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty. Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

    To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

    You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

    In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

    Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

    On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco Tax-Exempt Cash Fund

Management’s Discussion of your Fund

This is the annual report for Invesco Tax-Exempt Cash Fund for the fiscal year ended February 28, 2013. As of that date, the Fund had 69 holdings and its net assets totaled $56.4 million. Its weighted average maturity and weighted average life were 27 days at the close of the fiscal year.1

How we invest

We seek to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity. We invest in high-quality, short-term municipal obligations, focusing on:

■	Safety, or preservation of capital, through rigorous credit analysis;
■	Liquidity, through a combination of short-term cash management vehicles and selective use of longer maturity investments; and
■	Yield that is exempt from federal income tax.

    The overall portfolio’s structure depends on the supply and availability of municipal securities. Liquidity is managed using daily and weekly variable-rate demand notes. We consider selling a security if the issuer’s credit quality declines; if a geographic region in which the issuers the Fund invests in undergoes a negative change; as a result of interest rate changes; or to enhance yield.

    Because we generally do not purchase securities that generate taxable income or that are subject to the alternative minimum tax, we expect the Fund to generate fully tax-exempt income. While the Fund’s distributions are primarily exempt from federal income tax, a portion of the Fund’s distributions may be subject to the federal alternative minimum tax and state and local taxes.

Market conditions affecting money market funds

The reporting period ended February 28, 2013, was characterized by continued volatility as a result of economic uncertainty in the US and Europe. Early in the reporting period, the European debt crisis escalated amid concerns that policy makers in Europe would not be able to contain the unfolding banking and sovereign debt crisis which threatened to undermine the region’s common currency. In the second and third quarters of 2012, extraordinary liquidity measures by the European Central Bank (ECB) and expanded European Union bailout funds helped shore up European markets and restore investor confidence. Meanwhile, in the US, there was little new on the macroeconomic front. Gross domestic product, the broadest measure of overall US economic activity, continued to expand, albeit slowly, growing at 2.2% in 2012.2 This growth rate was still too low to meaningfully reduce unemployment, which remained elevated – although it declined to 7.7% by February 2013.3

    Against this backdrop, the US Federal Reserve (the Fed) continued its aggressive monetary stimulus, introducing its third round of open-ended quantitative easing (QE3) in September. QE3 consists of a $40 billion purchase of mortgage backed securities (MBS) each month with the goal of lowering longer term interest rates, supporting mortgage markets and helping to make broader financial conditions more accommodative.4 The Fed has not announced a definite end-date for QE3, instead noting that the outlook for the job market will need to improve substantially before it ends the policy. In December, in advance of the expiration of Operation Twist, the Fed announced that it would begin purchasing $45 billion in Treasuries each month in addition to the $40 billion in MBS it purchases as part of QE3.4 The Fed maintained its target policy rate in a range of between zero and 0.25% and explained that it believed this range would continue to be appropriate as long as the unemployment rate remains above 6.5% and inflation one or two years ahead is projected to be no more than 0.50% above the 2% long-term goal.4 With no change to monetary policy, money market funds continued to provide low yields to shareholders.

    Yields on repurchase agreements (repos) have been elevated since early 2012. In 2011, Treasury repo rates averaged less than 0.10%.5 Once the Fed began Operation Twist, dealer balance sheets began to increase as the Fed sold short-term securities to buy long-term bonds. Dealers had to finance the short-term securities on their balance sheets until they could be sold, leading to higher repo rates. In early 2013, repo rates fell quickly and sharply as the effects of Operation Twist dissipated.

    Other short-term interest rates remained low or trended lower. Yields on three-month Treasuries were largely unchanged and ended the fiscal year at 0.11%.6 Reflecting perceived lower risk in the eurozone due to the ECB support, the rates at which banks were willing to borrow short-term in US dollars declined sharply during the reporting period. As the crisis in Europe began to wane, the three-month Libor7 rate fell from 0.48% on February 29, 2012, to 0.29% on February 28, 2013.4

    In this evolving and challenging environment for money market funds, Invesco Global Liquidity remains committed to the preservation of principal and providing daily liquidity, while seeking to deliver a competitive yield.

    Thank you for investing with us.

1	Weighted average maturity (WAM) is an average of the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes.
Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.
2	Source: Bureau of Economic Analysis
3	Source: Bureau of Labor Statistics
4	Source: US Federal Reserve
5	Source: Depository Trust & Clearing Corporation
6	Source: Bloomberg
7	Libor (London Interbank Offered Rate) is the world’s most widely followed benchmark for short-term interest rates. Fixed daily, the Libor is the interest rate at which banks in the London interbank market can borrow overnight funds from one another. It serves as a base when determining interest rates for corporations and other large borrowers.

Team managed by Invesco Advisers, Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition by Maturity In days, as of 2/28/13
1 – 7	84.1%
8 – 30	0.0
31 – 60	2.0
61 – 90	3.0
91 – 180	7.7
181+	3.2

The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

4                Invesco Tax-Exempt Cash Fund

Invesco Tax-Exempt Cash Fund’s investment objective is to provide tax-exempt income consistent with preservation of capital and liquidity.

■	Unless otherwise stated, information presented in this report is as of February 28, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

■	Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.
■	Counterparty risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.
■

Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■

Foreign credit exposure risk. US dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

■

Industry focus risk. To the extent the Fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the Fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing; changes in government regulation and interest rates; and overall economy.

■

Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and interest rate fluctuations.

■

Money market fund risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Fund’s adviser or its affiliates to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the Fund is managed, possibly negatively impacting its return. Additionally, the Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

■

Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

■

Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	ACSXX
Investor Class Shares	TEIXX

5                Invesco Tax-Exempt Cash Fund

Schedule of Investments

February 28, 2013

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–95.57%
Alabama–3.19%
Mobile (City of) Downtown Redevelopment Authority (Austal USA, LLC); Series 2011 A, VRD Gulf Opportunity Zone RB (LOC–National Australia Bank Ltd.)(a)(b)(c)(d)	0.11%	05/01/41	$1,800	$1,800,000

Arkansas–0.18%
Arkansas (State of); Series 2010, Ref. Federal Highway Grant Unlimited Tax GO TRAN	4.00%	08/01/13	100	101,526

Colorado–11.86%
Bachelor Gulch Metropolitan District; Series 2004, VRD Unlimited Tax GO Bonds (LOC–U.S. Bank, N.A.)(a)(b)	0.12%	12/01/23	845	845,000
Colorado (State of) Housing & Finance Authority (Winridge Apartments); Series 1998, Ref. VRD MFH RB (CEP–FNMA)(a)	0.11%	02/15/28	365	365,000
Colorado (State of) Housing & Finance Authority (Woodstream Village); Series 1985, VRD MFH RB (CEP–FNMA)(a)	0.13%	02/01/31	1,585	1,585,000
Southglenn Metropolitan District; Series 2007, VRD Special RB (LOC–BNP Paribas)(a)(b)(d)	0.75%	12/01/30	3,900	3,900,000
				6,695,000

Florida–3.67%
Broward (County of) Educational Facilities Authority (City College, Inc.); Series 2004, VRD RB (LOC–Citibank, N.A.)(a)(b)	0.10%	11/01/31	600	600,000
Palm Beach (County of) (Henry Morrison Flagler Museum); Series 2003, VRD RB (LOC–Northern Trust Co.)(a)(b)	0.11%	11/01/36	675	675,000
Palm Beach (County of) (The Raymond F. Kravis Center for the Performing Arts, Inc.); Series 2002, VRD RB (LOC–Northern Trust Co.)(a)(b)	0.11%	07/01/32	800	800,000
				2,075,000

Georgia–8.69%
Cobb (County of) Development Authority (Mt. Paran Christian School, Inc.); Series 2002, VRD Educational Facilities RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.11%	07/01/22	1,500	1,500,000
Georgia (State of);
Series 1996 B, Unlimited Tax GO Bonds	5.40%	04/01/13	200	200,890
Series 2009 E, Ref. Unlimited Tax GO Bonds	4.00%	07/01/13	500	506,367
Glynn–Brunswick Memorial Hospital Authority (Southeast Georgia Health System); Series 2008 B, VRD RAC (LOC–Branch Banking & Trust Co.)(a)(b)	0.12%	08/01/38	900	900,000
Marietta (City of) Housing Authority (Wood Knoll Apartments); Series 1994, Ref. VRD MFH RB (CEP–FHLMC)(a)	0.11%	07/01/24	1,200	1,200,000
Private Colleges & Universities Authority (Emory University); Series 2005 B-2, VRD RB(a)	0.09%	09/01/35	600	600,000
				4,907,257

Illinois–1.28%
Illinois (State of) (Illinois Department of Employment Security); Series 2012 A, Unemployment Insurance Fund Building Receipts RB	2.00%	06/15/13	250	251,244
Illinois (State of) Finance Authority (Foundation for Safety & Health); Series 1992, VRD Safety Education RB (LOC–BMO Harris N.A.)(a)(b)(c)	0.13%	10/01/17	300	300,000
Illinois (State of) Finance Authority (The Children’s Memorial Hospital); Series 2008 C, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.12%	08/15/25	173	173,000
				724,244

Indiana–0.36%
Purdue University; Series 2012 AA, Student Fee RB	1.25%	07/01/13	200	200,692

Iowa–3.54%
Iowa (State of) Finance Authority (Windsor on the River, LLC); Series 2007 A, VRD MFH RB (LOC–PNC Bank, N.A.)(a)(b)(e)	0.14%	05/01/42	2,000	2,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Tax-Exempt Cash Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kentucky–6.55%
Breckinridge (County of) (Kentucky Association of Counties Leasing Trust); Series 1999, VRD Lease Program RB (LOC–U.S. Bank, N.A.)(a)(b)	0.13%	12/01/29	$3,700	$3,700,000

Maryland–0.51%
Baltimore (County of) (Metropolitan District–73rd Issue); Series 2010 A, Unlimited Tax GO Bonds	5.00%	11/01/13	135	139,192
Maryland (State of) (State & Local Facilities Loan of 2009); Series 2009 A, Unlimited Tax GO Bonds	5.00%	03/01/13	150	150,000
				289,192

Massachusetts–0.18%
Massachusetts (State of) (Consolidated Loan of 2010); Series 2010 C, Ref. Limited Tax GO Bonds	4.00%	01/01/14	100	103,006

Michigan–1.94%
Michigan (State of) Hospital Finance Authority (McLaren Health Care Corp.);
Series 2008 B–2, Ref. VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.12%	10/15/30	5	5,000
Series 2008 B–3, Ref. VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.12%	10/15/38	390	390,000
Michigan (State of) Housing Development Authority (Parks of Taylor Apartments); Series 2002 A, VRD Limited Obligation MFH RB (CEP–FNMA)(a)	0.12%	08/15/32	500	500,000
Southfield (City of) Economic Development Corp. (Lawrence Technological University); Series 2001, VRD Limited Obligation RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.11%	10/01/31	200	200,000
				1,095,000

Minnesota–0.44%
Minnesota (State of) Metropolitan Council (Minneapolis-St. Paul Metro Area); Series 2003 A, Ref. Waste Water Treatment Revenue Unlimited Tax GO Bonds	5.00%	03/01/13	250	250,000

Missouri–2.51%
Bridgeton (City of) Missouri Industrial Development Authority (Stolze Printing); Series 2010, VRD IDR (LOC–FHLB of Chicago)(a)(b)	0.17%	11/01/37	1,420	1,420,000

New Hampshire–2.83%
New Hampshire (State of) Health & Education Facilities Authority (Moore Center Services, Inc.); Series 2007, VRD RB (LOC–TD Bank, N.A.)(a)(b)	0.11%	09/01/37	1,600	1,600,000

New Jersey–1.42%
New Jersey (State of) Economic Development Authority (Job Haines Home for Aged People); Series 1998, VRD RB (LOC–PNC Bank, N.A.)(a)(b)	0.12%	02/01/28	800	800,000

New Mexico–0.45%
Albuquerque (City of); Series 2008 A, General Purpose Unlimited Tax GO Bonds	4.00%	07/01/13	250	253,010

New York–1.56%
New York (State of) Environmental Facilities Corp. (New York City Municipal Water Finance Authority); Series 2005 C, State Clean Water & Drinking Water Revolving Funds RB	5.00%	06/15/13	870	882,280

North Carolina–1.78%
North Carolina (State of) Capital Facilities Finance Agency (Duke University);
Series 1991 B, VRD RB(a)	0.09%	12/01/21	900	900,000
Series 2006 A, RB	4.00%	10/01/13	100	102,136
				1,002,136

North Dakota–3.54%
Fargo (City of) (Cass Oil Co.); Series 1984, VRD Commercial Development RB (LOC–U.S. Bank, N.A.)(a)(b)	0.25%	12/01/14	2,000	2,000,000

Ohio–0.18%
Ohio (State of); Series 2010 N, Highway Capital Improvement Unlimited Tax GO Bonds	3.00%	05/01/13	100	100,461

Oregon–4.21%
Oregon (State of) Health, Housing, Educational & Cultural Facilities Authority (Sacred Heart Medical Center Foundation); Series 1998 A, VRD RB (LOC–U.S. Bank, N.A.)(a)(b)	0.09%	11/01/28	780	780,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Tax-Exempt Cash Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oregon–(continued)
Oregon (State of) Housing & Community Services Department (Redwood Park Apartments LLC); Series 2005 F, VRD Housing Development RB (CEP–FNMA)(a)(e)	0.14%	10/15/38	$1,600	$1,600,000
				2,380,000

Pennsylvania–7.57%
Derry (Township of) Industrial & Commercial Development Authority (Hershey Arena); Series 2000 A, VRD Hotel Tax RB (LOC–PNC Bank, N. A.)(a)(b)	0.12%	11/01/30	675	675,000
Haverford Township School District; Series 2009, VRD Limited Tax GO Bonds (LOC–TD Bank, N.A.)(a)(b)	0.11%	03/01/30	1,200	1,200,000
Lebanon (County of) Health Facilities Authority (E.C.C. Retirement Village); Series 2000, VRD RB (LOC–PNC Bank, N.A.)(a)(b)	0.13%	10/15/25	500	500,000
Ridley School District; Series 2009, VRD Limited Tax GO Bonds (LOC–TD Bank, N.A.)(a)(b)	0.11%	11/01/29	1,900	1,900,000
				4,275,000

South Carolina–2.13%
South Carolina (State of) Jobs–Economic Development Authority (Heathwood Hall Episcopal School); Series 2001, VRD RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.11%	08/01/29	1,200	1,200,000

Tennessee–4.62%
Clarksville (City of) Public Building Authority (Tennessee Municipal Bond Fund); Series 1994, VRD Pooled Financing RB (LOC–Bank of America, N.A.)(a)(b)(c)	0.17%	06/01/24	1,035	1,035,000
Knoxville (City of);
Series 2008, Wastewater System RB	4.00%	04/01/13	570	571,793
Series 2012 BB, Ref. Electrical Systems RB	3.00%	07/01/13	500	504,520
Shelby (County of) Health, Educational & Housing Facility Board (Providence Place Apartments); Series 2007, Ref. VRD MFH RB (CEP–FNMA)(a)	0.10%	12/15/42	500	500,000
				2,611,313

Texas–3.01%
Mesquite Independent School District; Series 2006, School Building Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.00%	08/15/13	180	183,868
San Antonio (City of); Series 2007, Combined Tax and Revenue Limited Tax GO Certificates	4.00%	08/01/13	100	101,571
Texas (State of) (Water Infrastructure Fund); Series 2009 E, Water Financial Assistance Unlimited Tax GO Bonds	4.00%	08/01/13	100	101,463
Texas (State of); Series 2012, TRAN	2.50%	08/30/13	500	505,837
Texas A&M University System Board of Regents;
Series 2003 A, Financing System RB	5.25%	05/15/13	600	606,344
Series 2011, Permanent University Fund RB	2.00%	07/01/13	100	100,575
White Settlement Independent School District; Series 2006, Ref. Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	4.00%	08/15/13	100	101,682
				1,701,340

Utah–0.89%
Utah (County of) (IHC Health Services, Inc.); Series 2002 B, VRD Hospital RB(a)	0.11%	05/15/35	500	500,000

Virginia–2.88%
Chesapeake (City of); Series 2011 A, Ref. Public Improvement Unlimited Tax GO Bonds	3.00%	12/01/13	725	740,150
Henrico (County of); Series 2008 A, Public Improvement Unlimited Tax GO Bonds	5.00%	12/01/13	200	207,137
Richmond (City of); Series 2012 A, Public Improvement Unlimited Tax GO Bonds	2.00%	03/01/13	680	680,000
				1,627,287

Washington–4.78%
Seattle (Port of) Industrial Development Corp. (Sysco Food Services of Seattle, Inc.); Series 1994, Ref. VRD RB(a)	0.10%	11/01/25	2,500	2,500,000
Washington (State of) Housing Finance Commission (District Council No. 5 Apprenticeship & Training Trust Fund); Series 2006, VRD Non-profit RB (LOC-Wells Fargo Bank, N.A.)(a)(b)	0.21%	11/01/32	200	200,000
				2,700,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Tax-Exempt Cash Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–8.14%
Appleton (City of); Series 2012 C, Unlimited Tax GO Promissory Notes	2.00%	04/01/13	$345	$345,500
Oneida Tribe of Indians of Wisconsin; Series 2001, VRD Health Facilities RB (LOC–Bank of America, N.A.)(a)(b)	0.16%	07/01/16	2,500	2,500,000
Wisconsin (State of) Health & Educational Facilities Authority (Indian Community School of Milwaukee, Inc.); Series 2006, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.13%	12/01/36	1,200	1,200,000
Wisconsin (State of) Health & Educational Facilities Authority (Three Pillars Senior Living Communities); Series 2004 B, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.21%	08/15/34	550	550,000
				4,595,500

Wyoming–0.68%
Gillette (City of) (PacifiCorp); Series 1988, Ref. VRD PCR (LOC-Barclays Bank PLC)(a)(b)(d)	0.12%	01/01/18	385	385,000
Total Municipal Obligations (Cost $53,974,244)				53,974,244

Commercial Paper–3.54%
Asset–Backed Securities–Fully Supported–1.77%
Kells Funding LLC(c)(d)(f)	0.31%	08/01/13	1,000	998,683

Diversified Banks–1.77%
ING (US) Funding LLC(d)(f)	0.45%	05/15/13	1,000	999,063
Total Commercial Paper (Cost $1,997,746)				1,997,746
TOTAL INVESTMENTS(g)(h)–99.11% (Cost $55,971,990)				55,971,990
OTHER ASSETS LESS LIABILITIES–0.89%				501,880
NET ASSETS–100.00%				$56,473,870

Investment Abbreviations:

CEP	– Credit Enhancement Provider
FHLB	– Federal Home Loan Bank
FHLMC	– Federal Home Loan Mortgage Corp.
FNMA	– Federal National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
LOC	– Letter of Credit

MFH	– Multi-Family Housing
PCR	– Pollution Control Revenue Bonds
RAC	– Revenue Anticipation Certificates
Ref.	– Refunding
RB	– Revenue Bonds
TRAN	– Tax and Revenue Anticipation Notes
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2013.
(b)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2013 was $4,133,683, which represented 7.32% of the Fund’s Net Assets.
(d)	The security is credit guaranteed, enhanced or has credit risk by a foreign entity. The foreign credit exposure to countries other than the United States of America (as a percentage of net assets) is summarized as follows: France: 6.9%; other countries less than 5% each: 7.4%.
(e)	Security subject to the alternative minimum tax.
(f)	Security may be traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
U.S. Bank, N.A.	13.1%
TD Bank, N.A.	8.4
FNMA	8.1
PNC Bank, N.A.	7.1
BNP Paribas	7.0
Bank of America, N.A.	6.3
Wells Fargo, N.A.	5.2

(h)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Tax-Exempt Cash Fund

Statement of Assets and Liabilities

February 28, 2013

Assets:
Investments, at value (Cost $55,971,990)	$55,971,990
Cash	45,841
Receivable for:
Investments sold	300,006
Fund shares sold	241,867
Interest	89,343
Fund expenses absorbed	7,237
Investment for trustee deferred compensation and retirement plans	44,128
Other assets	10,728
Total assets	56,711,140

Liabilities:
Payable for:
Fund shares reacquired	129,859
Dividends	329
Accrued fees to affiliates	16,615
Accrued other operating expenses	35,361
Accrued trustees’ and officers’ fees and benefits	2,329
Trustee deferred compensation and retirement plans	52,777
Total liabilities	237,270
Net assets applicable to shares outstanding	$56,473,870

Net assets consist of:
Shares of beneficial interest	$56,471,193
Undistributed net investment income	19,518
Undistributed net realized gain (loss)	(16,841)
$56,473,870

Net Assets:
Class A	$29,102,991
Class Y	$18,735,064
Investor Class	$8,635,815

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	29,102,988
Class Y	18,735,064
Investor Class	8,635,815
Net asset value, offering and redemption price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Tax-Exempt Cash Fund

Statement of Operations

For the year ended February 28, 2013

Investment income:
Interest	$133,768

Expenses:
Advisory fees	207,264
Administrative services fees	50,000
Custodian fees	965
Distribution fees — Class A	36,337
Transfer agent fees	71,907
Trustees’ and officers’ fees and benefits	24,572
Registration and filing fees	41,898
Other	12,234
Total expenses	445,177
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(396,525)
Net expenses	48,652
Net investment income	85,116
Net realized gain from investment securities	1,738
Net increase in net assets resulting from operations	$86,854

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Tax-Exempt Cash Fund

Statement of Changes in Net Assets

For the years ended February 28, 2013 and February 29, 2012

	2013	2012
Operations:
Net investment income	$85,116	$27,948
Net realized gain	1,738	1,755
Net increase in net assets resulting from operations	86,854	29,703

Distributions to shareholders from net investment income:
Class A	(26,249)	(17,653)
Class Y	(10,509)	(5,603)
Investor Class	(6,625)	(4,692)
Total distributions from net investment income	(43,383)	(27,948)

Share transactions-net:
Class A	(2,758,143)	(4,594,252)
Class Y	6,272,408	(5,685)
Investor Class	(895,326)	(241,687)
Net increase (decrease) in net assets resulting from share transactions	2,618,939	(4,841,624)
Net increase (decrease) in net assets	2,662,410	(4,839,869)

Net assets:
Beginning of year	53,811,460	58,651,329
End of year (includes undistributed net investment income of $19,518 and $(20,328), respectively)	$56,473,870	$53,811,460

Notes to Financial Statements

February 28, 2013

NOTE 1—Significant Accounting Policies

Invesco Tax-Exempt Cash Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide tax-exempt income consistent with preservation of capital and liquidity.

The Fund currently consists of three different classes of shares: Class A, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Under certain circumstances, Class A shares are subject to contingent deferred sales charges (“CDSC”). Class A, Class Y and Investor Class shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

12                         Invesco Tax-Exempt Cash Fund

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser at the annual rate of 0.35% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily agreed to waive all fees and/or reimburse all expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended February 28, 2013, the Adviser waived advisory fees of $207,264 and reimbursed Fund expenses of $152,718.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Class A, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A shares (collectively, the

13                         Invesco Tax-Exempt Cash Fund

“Plans”). The Fund, pursuant to the Plans, pays IDI compensation up to a maximum annual rate of 0.10% of the Fund’s average daily net assets of Class A shares. Of the Rule 12b-1 payments, up to 0.10% of the average daily net assets of Class A shares may be paid to furnish continuing personal shareholder services to customers who purchase and own the shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended February 28, 2013, the Class A shares paid $0 after IDI waived Plan fees of $36,337.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2013, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2013, the Fund engaged in securities purchases of $135,535,918 and securities sales of $115,064,235, which resulted in net realized gains of $0.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $206.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

14                         Invesco Tax-Exempt Cash Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2013 and February 29, 2012:

	2013	2012
Ordinary income-tax exempt	$43,383	$27,948

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income-tax exempt	$66,855
Temporary book/tax differences	(47,337)
Capital loss carryforward	(16,841)
Shares of beneficial interest	56,471,193
Total net assets	$56,473,870

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $1,738 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2017	$8,566	$—	$8,566
February 28, 2018	3,681	—	3,681
February 28, 2019	4,594	—	4,594
	$16,841	$—	$16,841

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable income, on February 28, 2013, undistributed net investment income was decreased by $1,887 and shares of beneficial interest was increased by $1,887. This reclassification had no effect on the net assets of the Fund.

15                         Invesco Tax-Exempt Cash Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended
	February 28, 2013(a)		February 29, 2012
	Shares	Amount	Shares	Amount
Sold:
Class A	73,167,119	$73,167,119	56,736,223	$56,736,223
Class Y	34,393,095	34,393,095	16,248,802	16,248,802
Investor Class	2,470,520	2,470,520	5,064,736	5,064,736

Issued as reinvestment of dividends:
Class A	20,603	20,603	14,366	14,366
Class Y	10,505	10,505	5,599	5,599
Investor Class	6,564	6,564	4,650	4,650

Reacquired:
Class A	(75,945,865)	(75,945,865)	(61,344,841)	(61,344,841)
Class Y	(28,131,192)	(28,131,192)	(16,260,086)	(16,260,086)
Investor Class	(3,372,410)	(3,372,410)	(5,311,073)	(5,311,073)
Net increase (decrease) in share activity	2,618,939	$2,618,939	(4,841,624)	$(4,841,624)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 34% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income		Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(a)	Net assets, end of period (000s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets
Class A
Year ended 02/28/13	$1.00	$0.00	(b)	$0.00	$0.00	$(0.00)	$1.00	0.07%	$29,103	0.08	%(c)	0.79	%(c)	0.14	%(c)
Year ended 02/29/12	1.00	0.00	(b)	—	0.00	(0.00)	1.00	0.05	31,831	0.17		0.89		0.05
Year ended 02/28/11	1.00	0.00	(b)	—	0.00	(0.00)	1.00	0.05	36,425	0.29		0.82		0.05
Eleven months ended 02/28/10	1.00	0.00	(b)	—	0.00	(0.00)	1.00	0.07	19,008	0.36	(d)	1.07	(d)	0.08	(d)
Year ended 03/31/09	1.00	0.01	(b)	—	0.01	(0.01)	1.00	1.06	18,838	0.98		1.18		1.05
Year ended 03/31/08	1.00	0.03		—	0.03	(0.03)	1.00	2.62	31,812	0.92		1.07		2.58
Class Y
Year ended 02/28/13	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.07	18,735	0.08	(c)	0.69	(c)	0.14	(c)
Year ended 02/29/12	1.00	0.00	(b)	—	0.00	(0.00)	1.00	0.05	12,459	0.17		0.79		0.05
Year ended 02/28/11	1.00	0.00	(b)	—	0.00	(0.00)	1.00	0.05	12,464	0.29		0.72		0.05
Eleven months ended 02/28/10	1.00	0.00	(b)	—	0.00	(0.00)	1.00	0.07	16,782	0.36	(d)	0.93	(d)	0.08	(d)
Year ended 03/31/09(e)	1.00	0.00	(b)	—	0.00	(0.00)	1.00	0.27	11,169	0.94	(d)	1.01	(d)	1.09	(d)
Investor Class
Year ended 02/28/13	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.07	8,636	0.08	(c)	0.69	(c)	0.14	(c)
Year ended 02/29/12	1.00	0.00	(b)	—	0.00	(0.00)	1.00	0.05	9,521	0.17		0.79		0.05
Year ended 02/28/11	1.00	0.00	(b)	—	0.00	(0.00)	1.00	0.05	9,762	0.29		0.72		0.05
Eleven months ended 02/28/10	1.00	0.00	(b)	—	0.00	(0.00)	1.00	0.07	11,960	0.36	(d)	0.93	(d)	0.08	(d)
Year ended 03/31/09	1.00	0.01	(b)	—	0.01	(0.01)	1.00	1.14	12,647	0.90		0.93		1.13
Year ended 03/31/08	1.00	0.03		—	0.03	(0.03)	1.00	2.72	13,959	0.82		0.82		2.68

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Calculated using average shares outstanding.
(c)	Ratios are based on average daily net assets (000’s) of $36,337, $13,767 and $9,114 for Class A, Class Y and Investor Class shares, respectively.
(d)	Annualized.
(e)	Commencement date of October 3, 2008.

16                         Invesco Tax-Exempt Cash Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco Tax-Exempt Cash Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Tax-Exempt Cash Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 26, 2013

Houston, Texas

17                         Invesco Tax-Exempt Cash Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2012 through February 28, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (02/28/13)[1]	Expenses Paid During Period[2,3]	Ending Account Value (02/28/13)	Expenses Paid During Period[2,4]
A	$1,000.00	$1,000.40	$0.64	$1,024.15	$0.65	0.13%
Y	1,000.00	1,000.40	0.64	1,024.15	0.65	0.13
Investor	1,000.00	1,000.40	0.64	1,024.15	0.65	0.13

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2012 through February 28, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year. The annualized expense ratio has been restated to reflect estimated ongoing expenses. The annualized expense ratio prior to restatement was 0.00%, 0.00% and 0.00% for Class A, Class Y and Investor Class shares, respectively.
[3]	The actual expenses paid during the period prior to restatement were $0.00, $0.00 and $0.00 for Class A, Class Y and Investor Class shares, respectively.
[4]	The hypothetical expenses paid during the period prior to restatement were $0.00, $0.00 and $0.00 for Class A, Class Y and Investor Class shares, respectively.

18                         Invesco Tax-Exempt Cash Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2013:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

19                         Invesco Tax-Exempt Cash Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Tax-Exempt Cash Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	124	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Tax-Exempt Cash Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Tax-Exempt Cash Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

T-4                         Invesco Tax-Exempt Cash Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms
N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242 TEC-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders February 28, 2013

Invesco

Invesco Tax-Free Intermediate Fund

Nasdaq:
A: ATFAX ■ A2: AITFX ■ Y: ATFYX ■ R5: ATFIX

2 Letters to Shareholders
4 Performance Summary
4 Management Discussion
6 Long-Term Fund Performance
8 Supplemental Information
9 Schedule of Investments
35 Financial Statements
37 Notes to Financial Statements
42 Financial Highlights
43 Auditor's Report
44 Fund Expenses
45 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other information. I hope you this report of interest.

The reporting period covered by this report was challenging. As it began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data and competing proposals on how to reduce the federal budget deficit increased investor uncertainty and hindered market performance. Throughout the reporting period, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco Tax-Free Intermediate Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

May be this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty.

Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco Tax-Free Intermediate Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2013, Invesco Tax-Free Intermediate Fund at net asset value (NAV) posted positive returns. The Fund at NAV outperformed its style-specific benchmark, the Bank of America Merrill Lynch 3-7 Year Municipal Index but underperformed its broad-based benchmark, the Barclays Municipal Bond Index. A main contributor to the Fund’s return on an NAV basis was its allocation to hospital bonds.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/12 to 2/28/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.14%
Class A2 Shares	4.31
Class Y Shares	4.32
Class R5 Shares*	4.35
Barclays Municipal Bond Index‚ (Broad Market Index)	5.01
Bank of America Merrill Lynch 3-7 Year Municipal Index‚ (Style-Specific Index)	2.47
Lipper Intermediate Municipal Debt Funds Index‚ (Peer Group Index)	3.96

Source(s): ‚Lipper Inc.

*	Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares.

How we invest

We believe that an actively managed portfolio of municipal bonds can provide a steady stream of tax-exempt income while seeking to protect principal. Through active management, we strive to avoid capital gains and ordinary income, which are taxable to shareholders, while providing competitive tax-exempt income in all market environments.

We invest primarily in municipal bonds, which include revenue and general obligation bonds. The Fund is permitted to purchase bonds of different maturities to better capitalize on interest rate movements and to manage the Fund’s duration for preservation of capital purposes. The Fund is able to invest up to 20% of assets in below-investment-grade bonds. Finally, the Fund does not invest in bonds that pay interest subject to the alternative minimum tax.

We generally invest in revenue bonds, which are municipal bonds issued to finance specific public works projects,

such as bridges or sewer systems. Proceeds generated by those projects are used to pay interest and principal on the bonds.

We typically purchase and hold municipal bonds to maturity to avoid selling-related capital gains. However, there are times when we will sell securities generally based on the following factors:

■	A downgrade in credit quality
■	A decision to shorten or lengthen the Fund’s duration
■	A decision to limit or reduce the Fund’s exposure to a particular sector or issuer

Market conditions and your Fund

For the fiscal year ended February 28, 2013, the municipal market produced yet another year of positive performance. The Barclays Municipal Bond Index returned 5.01%, outperforming other fixed income indexes such as the Barclays U.S. Aggregate Index, which returned 3.12%; the Barclays Asset-Backed Securities Index, which returned 2.64%; the Barclays U.S. Mortgage-

Backed Securities Index, which returned 1.92%; and the Barclays U.S. Agency Index, which returned 1.88%.1

During the reporting period, municipal issuance, or lack thereof, coupled with strong net inflows into municipal bond funds, resulted in a favorable environment for municipal performance. Municipal bond issuance ended 2012 with $379 billion in gross new issues.2 While the gross figure reflects a 29% increase from the 2011 level, it also marks the second consecutive year of net negative supply.2 Concerns regarding tax reform and general economic uncertainty led investors to flock into municipal bond funds, and net inflows for calendar year 2012 were over $50 billion3, a stark contrast from the $12 billion in net outflows that the category experienced in calendar year 2011.3

The financial situation at the state level generally continues to improve, as evidenced by the growth in tax revenues, which have increased for 11 consecutive quarters, according to data collected by the Rockefeller Institute.4 The 11 quarters of growth in state tax collections came after five straight quarters of declines in collections were posted immediately following the recession.4 Year-over-year state tax revenues increased by 2.7% in the third quarter of 2012, the most recent data available.4 Despite these positive trends, overall tax collections remain weak compared to recent history. Nevertheless, state tax revenues were 1.4% higher in the third quarter of 2012 than they were in the same quarter of 2008.4

As we approached the end of the reporting period, we expected political, headline and event risk to remain elevated in 2013 as lawmakers consider various options to close the federal spending gap. We recognize that difficult budget and policy decisions are needed, and as a result we are avoiding investments that are highly dependent on federal aid.

Fund performance was driven by BBB-AAA5 credit quality spread tightening for

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	85.5%
General Obligation Bonds	11.0
Pre-Refunded Bonds	2.8
Other	0.7

Total Net Assets	$1.5 billion

Total Number of Holdings	856

Top Five Fixed Income Holdings
	Coupon	Maturity	% of Total Net Assets
1. E-470 Public Highway Authority	5.00%	09/02/13	1.0%
2. Louisville (City of) & Jefferson (County of) Metropolitan Sewer District	5.00	05/15/20	0.8
3. Citizens Property Insurance Corp.	5.00	06/01/22	0.6
4. Texas (State of) Transportation Commission	1.25	02/15/15	0.6
5. Cleveland (City of)	5.00	01/01/17	0.6

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4                Invesco Tax-Free Intermediate Fund

most of the reporting period, largely a result of continued declining yields, strong demand and low tax-exempt issuance. As a result, A- and BBB-rated sectors outperformed and contributed to Fund performance as we held overweight exposure to these market segments.

At a sector level, our security selection in and allocation to hospital bonds contributed to Fund returns for the reporting period. Within the investment grade municipal space, hospital bonds were the second best performers for the reporting period. Our significant underweight exposure to state general obligation bonds detracted from Fund performance.

In terms of the yield curve positioning, the Fund’s security selection in the intermediate part (8-12 years) of the curve contributed to relative returns as yields declined during most of the reporting period.

Thank you for investing in Invesco Tax-Free Intermediate Fund and for sharing our long-term investment horizon.

1	Source: Barclays
2	Source: Securities Industry and Financial Markets Association
3	Source: Morningstar
4	Source: The Nelson A. Rockefeller Institute of Government
5	Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Byron Portfolio manager, is manager of Invesco Tax-Free Intermediate Fund. He joined Invesco in 2010. Mr. Byron earned a BS in finance from Marquette University and an MBA in finance from DePaul University.

Robert Stryker Chartered Financial Analyst, portfolio manager, is manager of Invesco Tax-Free Intermediate Fund. He joined Invesco in 2010.

Mr. Stryker earned a BS in finance from the University of Illinois at Chicago.

Robert Wimmel Portfolio manager, is manager of Invesco Tax-Free Intermediate Fund. He joined Invesco in 2010. Mr. Wimmel earned a BA in anthropology from the University of Cincinnati and an MA in economics from the University of Illinois at Chicago.

5                Invesco Tax-Free Intermediate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 02/28/03

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart above and before tax table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Barclays U.S. Mortgage-Backed Securities Index represents mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
■	The Barclays Asset Backed Securities Index tracks the performance of debt securities backed by assets including credit card, home equity and auto loans that are rated investment grade or higher.
■	The Barclays U.S. Agency Index measures the performance of the agency sector of the US government bond market and is composed of investment-grade US dollar-denominated debentures issued by government and government-related agencies, including FNMA and FHLMC.
■

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

6                Invesco Tax-Free Intermediate Fund

Average Annual Total Returns
As of 2/28/13, including maximum applicable sales charges
	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
Class A Shares
Inception (10/31/02)	3.87%	3.85%	3.79%
10 Years	3.74	3.72	3.69
5 Years	5.42	5.41	4.98
1 Year	1.56	1.56	2.27

Class A2 Shares
Inception (5/11/87)	5.41%	5.40%	5.30%
10 Years	4.19	4.16	4.11
5 Years	5.99	5.99	5.50
1 Year	3.26	3.26	3.36

Class Y Shares
10 Years	4.28%	4.26%	4.19%
5 Years	6.19	6.19	5.66
1 Year	4.32	4.32	3.98

Class R5 Shares
10 Years	4.27%	4.21%	4.14%
5 Years	6.20	6.20	5.66
1 Year	4.35	4.35	3.98

Average Annual Total Returns
As of 12/31/12, the most recent calendar quarter end, including maximum applicable sales charges
	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
Class A Shares
Inception (10/31/02)	3.83%	3.81%	3.79%
10 Years	3.75	3.73	3.71
5 Years	5.10	5.10	4.86
1 Year	2.28	2.28	2.63

Class A2 Shares
Inception (5/11/87)	5.41%	5.40%	5.34%
10 Years	4.21	4.18	4.15
5 Years	5.67	5.67	5.40
1 Year	4.19	4.19	3.98

Class Y Shares
10 Years	4.30%	4.28%	4.23%
5 Years	5.86	5.86	5.57
1 Year	5.27	5.27	4.69

Class R5 Shares
10 Years	4.29%	4.23%	4.19%
5 Years	5.87	5.87	5.57
1 Year	5.21	5.21	4.64

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A2 shares and includes the 12b-1 fees applicable to Class A2 shares. Class A2 share performance reflects any applicable fee waivers or expense reimbursements.

Class R5 shares incepted on July 30, 2004. Performance shown prior to that date is that of Class A2 shares and includes the 12b-1 fees applicable to Class A2 shares. Class A2 share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum applicable sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A2,

Class Y and Class R5 shares was 0.60%, 0.35%, 0.35% and 0.40%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

7                Invesco Tax-Free Intermediate Fund

Invesco Tax-Free Intermediate Fund’s investment objective is federal tax-exempt current income.

■	Unless otherwise stated, information presented in this report is as of February 28, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	As of close of business October 30, 2002, Class A2 shares were closed to new investors.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■

Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■

Call risk. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■

Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■

High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■

Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short-and long-term. If interest rates drop, your income from the Fund may drop as well.

■

Intermediate dollar-weighted average life risk. Market prices of municipal securities with intermediate lives generally fluctuate more in response to changes in interest rates than do market prices of municipal securities with shorter lives but generally fluctuate less than market prices of municipal securities with longer lives.

■

Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■

Municipal issuer focus risk. The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group is not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund’s net asset value also increases.
■

Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

■	The Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
■	The Bank of America Merrill Lynch 3-7 Year Municipal Index is an unmanaged index comprising bonds with outstanding par of at least $25 million and maturities of three to seven years.
■	The Lipper Intermediate Municipal Debt Funds Index is an unmanaged index considered representative of intermediate municipal debt funds tracked by Lipper.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	ATFAX
Class A2 Shares	AITFX
Class Y Shares	ATFYX
Class R5 Shares	ATFIX

8                Invesco Tax-Free Intermediate Fund

Schedule of Investments

February 28, 2013

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–99.09%
Alabama–2.68%
Alabama (State of) 21st Century Authority; Series 2012 A, Tobacco Settlement RB	5.00%	06/01/21	$1,500	$1,777,080
Alabama (State of) Public School & College Authority;
Series 2009 A, Ref. Capital Improvement RB	5.00%	05/01/15	1,000	1,099,860
Series 2009 A, Ref. Capital Improvement RB	5.00%	05/01/18	1,000	1,201,180
Alabama (State of) Special Care Facilities Financing Authority of Birmingham (Ascension Health Senior Credit Group); Series 2006 C-1, RB(a)(b)	4.10%	11/03/16	2,000	2,216,120
Birmingham (City of) Airport Authority;
Series 2003 A, Ref. RB (INS-AGM)(c)	4.00%	07/01/15	1,930	2,039,663
Series 2003 A, Ref. RB (INS-AGM)(c)	4.00%	07/01/16	2,335	2,514,235
Series 2003 A, Ref. RB (INS-AGM)(c)	4.00%	07/01/17	2,465	2,692,618
Series 2003 A, Ref. RB (INS-AGM)(c)	4.00%	07/01/18	1,985	2,194,159
Series 2003 A, Ref. RB (INS-AGM)(c)	4.00%	07/01/19	1,410	1,582,062
Series 2003 A, Ref. RB (INS-AGM)(c)	4.50%	07/01/20	1,375	1,565,135
Birmingham (City of) Special Care Facilities Financing Authority (Children’s Hospital);
Series 2009, Health Care Facility RB(a)(d)	4.50%	06/01/14	990	1,042,282
Series 2009, Health Care Facility RB(a)(d)	4.63%	06/01/14	750	790,785
Series 2009, Health Care Facility RB(a)(d)	5.00%	06/01/14	525	556,022
Series 2009, Health Care Facility RB(a)(d)	5.25%	06/01/14	1,000	1,062,220
Series 2009, Health Care Facility RB(a)(d)	5.75%	06/01/14	2,000	2,137,000
Chatom (Town of) Industrial Development Board (PowerSouth Energy Cooperative);
Series 2010 A, Ref. Gulf Opportunity Zone RB (INS-AGC)(c)	4.25%	08/01/18	3,540	4,096,346
Series 2010 A, Ref. Gulf Opportunity Zone RB (INS-AGC)(c)	4.25%	08/01/19	3,535	4,133,723
Huntsville (City of) Health Care Authority;
Series 2010 A, RB	4.50%	06/01/15	1,970	2,119,562
Series 2010 A, RB	5.00%	06/01/18	2,740	3,189,470
Mobile (City of) Industrial Development Board (Alabama Power Co.—Barry Plant); Series 2007 C, PCR(a)(b)	5.00%	03/19/15	2,150	2,334,621
Pell City (City of) Special Care Facilities Financing Authority; Series 2012, RB	4.00%	12/01/13	1,000	1,027,150
				41,371,293

Alaska–1.07%
Alaska (State of) Industrial Development & Export Authority (Greater Fairbanks Community Hospital Foundation);
Series 2004 A, RB (INS-AGM)(c)	5.13%	04/01/19	1,000	1,199,630
Series 2009 C, Ref. RB	4.00%	04/01/13	545	546,161
Series 2009 C, Ref. RB	4.25%	04/01/15	1,025	1,072,539
Alaska (State of) Industrial Development & Export Authority; Series 2010 A, Ref. Revolving Fund RB	5.25%	04/01/21	765	938,418
Alaska (State of) International Airports System; Series 2006 B, RB (INS-NATL)(c)	5.00%	10/01/27	1,135	1,274,945
Alaska (State of) Municipal Bond Bank Authority; Series 2009 1, RB	5.63%	09/01/29	250	296,070
North Slope (Borough of); Series 2008 A, Unlimited Tax GO Bonds	5.50%	06/30/19	1,000	1,253,090
Southeast Alaska Power Agency; Series 2009, Ref. Electric RB (INS-AGC)(c)	5.13%	06/01/24	650	739,778
Valdez (City of) (BP Pipelines);
Series 2003 B, Ref. Marine Terminal RB	5.00%	01/01/21	1,800	2,206,908
Series 2003 C, Ref. Marine Terminal RB	5.00%	01/01/21	5,730	7,025,324
				16,552,863

Arizona–2.34%
Amphitheater Unified School District No. 10; Series 2009 B, School Improvement Unlimited Tax GO Bonds (INS-AGC)(c)	4.00%	07/01/18	1,250	1,420,487

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Tax-Free Intermediate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Arizona (State of);
Series 2010 A, COP (INS-AGM)(c)	5.00%	10/01/13	$1,660	$1,706,845
Series 2010 A, COP (INS-AGM)(c)	5.00%	10/01/14	3,000	3,206,880
Series 2010 A, COP (INS-AGM)(c)	5.00%	10/01/15	2,000	2,212,180
Series 2010 A, COP (INS-AGM)(c)	5.00%	10/01/16	3,000	3,417,150
Series 2010 A, COP (INS-AGM)(c)	5.00%	10/01/18	2,000	2,374,900
Series 2010 A, COP (INS-AGM)(c)	5.00%	10/01/19	1,000	1,200,800
Series 2010 B, COP (INS-AGM)(c)	5.00%	10/01/21	2,000	2,371,140
Series 2010 B, COP (INS-AGM)(c)	5.00%	10/01/22	2,000	2,340,740
Series 2010 B, COP (INS-AGM)(c)	5.00%	10/01/23	2,000	2,327,280
Kingman Unified School District No. 20; Series 2009 C, School Improvement Unlimited Tax GO Bonds (INS-AGC)(c)	5.00%	07/01/23	1,500	1,791,480
Mesa (City of); Series 2009, Highway Project Advancement RN	3.50%	07/01/15	5,000	5,053,200
Phoenix (City of) Industrial Development Authority (Great Hearts Academies);
Series 2012, RB	5.20%	07/01/22	350	368,603
Series 2012, RB	6.00%	07/01/32	500	536,190
Pima (County of) Metropolitan Domestic Water Improvement District; Series 2009, Ref. Sr. Lien RB (INS-AGM)(c)	3.00%	01/01/14	1,000	1,018,370
Pima (County of);
Series 2010, COP	3.50%	06/01/14	2,130	2,199,694
Series 2010, COP	3.50%	06/01/15	1,200	1,260,852
University Medical Center Corp.; Series 2011, Hospital RB	4.00%	07/01/13	500	506,110
Yuma Municipal Property Corp.; Series 2007 D, Municipal Facilities RB (INS-SGI)(c)	5.00%	07/01/24	750	831,622
				36,144,523

California–9.45%
Albany Unified School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds (INS-AGC)(c)	5.00%	08/01/25	1,520	1,733,484
Alhambra Unified School District (Election of 2004); Series 2009 B, Unlimited Tax GO Bonds (INS-AGC)(c)	5.25%	08/01/28	1,350	1,541,092
Association of Bay Area Governments Finance Authority for Non-profit Corps. (Casa de las Campanas, Inc.); Series 2010, RB (INS-Cal-Mortgage)(c)	4.00%	09/01/15	1,000	1,070,730
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center); Series 2011, Ref. RB	5.00%	08/15/15	1,000	1,110,450
California (State of) Health Facilities Financing Authority (St. Joseph Health System);
Series 2009 C, Ref. RB(a)(b)	5.00%	10/16/14	3,125	3,337,687
Series 2009 D, Ref. RB(a)(b)	5.00%	10/18/16	6,000	6,819,720
California (State of) Health Facilities Financing Authority (The Episcopal Home);
Series 2010 B, RB(d)	5.10%	02/01/19	735	838,753
Series 2010 B, RB(a)(d)	5.50%	02/01/20	1,250	1,581,825
California (State of) Pollution Control Financing Authority (BP West Coast Products LLC); Series 2009, Ref. Environmental Improvement RB(a)(b)	2.60%	09/02/14	4,650	4,800,055
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2013 B-3, TEMPS-40sm RB	2.10%	10/01/19	2,250	2,262,645
California (State of) Statewide Communities Development Authority (Enloe Medical Center);
Series 2008 A, RB (INS-Cal-Mortgage)(c)	5.00%	08/15/17	385	437,791
Series 2008 A, RB (INS-Cal-Mortgage)(c)	5.25%	08/15/19	325	382,376
California (State of) Statewide Communities Development Authority (Henry Mayo Newhall Memorial Hospital); Series 2007 B, RB (INS-AMBAC)(c)	5.05%	10/01/28	1,500	1,627,965
California (State of) Statewide Communities Development Authority (Kaiser Permanente); Series 2012, Floating Rate RB(a)(b)	1.06%	05/01/17	6,000	6,000,000
California (State of) Statewide Communities Development Authority (Southern California Edison Co.); Series 2006 A, Ref. PCR (INS-SGI)(a)(b)(c)	4.10%	04/01/13	1,575	1,580,528
California (State of) Statewide Communities Development Authority (State of California Proposition 1A Receivables Program); Series 2009, RB	5.00%	06/15/13	3,000	3,043,170

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Tax-Free Intermediate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of);
Series 2009, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/20	$1,900	$2,303,237
Series 2009 B, Ref. Economic Recovery Unlimited Tax GO Bonds(a)(b)	5.00%	07/01/14	1,095	1,163,317
Series 2011, Ref. Unlimited Tax GO Bonds	5.00%	09/01/17	2,000	2,368,780
Series 2012 A, Ref. Floating Rate Unlimited Tax GO Bonds(a)(b)	0.79%	05/01/15	3,000	3,000,000
Series 2012 B, Ref. Floating Rate Unlimited Tax GO Bonds(b)	1.11%	05/01/19	4,000	4,000,000
California Infrastructure & Economic Development Bank (The Paul Getty Trust); Series 2011 J, Ref. RB(a)(b)	0.61%	04/01/14	2,000	2,000,000
Chula Vista (City of) (San Diego Gas & Electric Co.); Series 2006 A, Ref. IDR	1.65%	07/01/18	3,000	3,061,410
Corona-Norco Unified School District (Election of 2006); Series 2009 C, Unlimited Tax CAB GO Bonds (INS-AGM)(c)(e)	0.00%	08/01/21	1,500	1,197,135
Evergreen Elementary School District (Election of 2006);
Series 2009 B, Unlimited Tax CAB GO Bonds (INS-AGC)(c)(e)	0.00%	08/01/25	3,000	1,944,120
Series 2009 B, Unlimited Tax CAB GO Bonds (INS-AGC)(c)(e)	0.00%	08/01/28	1,000	542,450
Fresno (City of); Series 2008 A, Sewer System RB (INS-AGC)(c)	5.00%	09/01/25	2,040	2,388,922
Hayward Unified School District (Election of 2008);
Series 2010 A, Unlimited Tax CAB GO Bonds (INS-AGM)(c)(e)	0.00%	08/01/17	1,000	929,010
Series 2010 A, Unlimited Tax CAB GO Bonds (INS-AGM)(c)(e)	0.00%	08/01/20	1,000	829,050
Inland Valley Development Agency;
Series 2011 A, Tax Allocation RB(a)(b)	4.00%	03/01/14	4,000	4,085,920
Series 2011 B, Tax Allocation RB(a)(b)	4.25%	03/01/15	2,500	2,606,675
Series 2011 C, Tax Allocation RB(a)(b)	4.50%	03/01/16	2,500	2,660,250
Irvine (City of) Public Facilities & Infrastructure Authority; Series 2012 A, Special Assessment RB	3.00%	09/02/14	445	456,810
Kern Community College District; Series 2010, Ref. COP	4.00%	04/01/14	2,000	2,067,740
Lake Tahoe Unified School District (Election of 2008); Series 2009, Unlimited Tax GO Bonds (INS-AGM)(c)	5.00%	08/01/24	1,000	1,162,790
Los Angeles (City of) Department of Airports (Los Angeles International Airport);
Series 2008 C, Sub. RB	5.00%	05/15/28	1,000	1,158,930
Series 2009 A, Sr. RB	5.25%	05/15/29	1,000	1,158,880
Los Angeles (City of) Harbor Department; Series 2009 C, Ref. RB	5.00%	08/01/21	2,000	2,507,620
Los Angeles Unified School District (Election of 2004); Series 2009 I, Unlimited Tax GO Bonds	5.00%	07/01/26	670	784,483
Lynwood (City of) Utility Authority; Series 2009 A, Ref. Enterprise RB (INS-AGC)(c)	5.00%	06/01/29	1,625	1,790,100
Madera (City of) Irrigation District; Series 2008, Ref. Water RB	5.00%	01/01/23	2,250	2,504,385
Monterey (County of) (2009 Refinancing);
Series 2009, COP (INS-AGM)(c)	5.00%	08/01/16	1,000	1,129,250
Series 2009, COP (INS-AGM)(c)	5.00%	08/01/19	2,360	2,807,244
Murrieta (City of) Public Financing Authority; Series 2012, Ref. Special Tax RB	5.00%	09/01/21	1,155	1,340,308
New Haven Unified School District; Series 2009, Ref. Unlimited Tax GO Bonds (INS-AGC)(c)	5.00%	08/01/20	2,530	3,045,159
Northern California Power Agency;
Series 2010 A, Ref. Capital Facilities RB	4.00%	08/01/14	1,000	1,047,420
Series 2010 A, Ref. Capital Facilities RB	4.00%	08/01/16	1,000	1,095,690
Series 2010 A, Ref. Capital Facilities RB	5.00%	08/01/20	1,000	1,185,630
Series 2010 A, Ref. Capital Facilities RB	5.00%	08/01/21	1,000	1,171,850
Rowland Unified School District (Election of 2006); Series 2009 B, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/23	1,300	899,223
Sacramento (County of);
Series 2009 B, Sr. Airport System RB	5.00%	07/01/18	1,000	1,177,880
Series 2009 D, Sub. & Passenger Facility Charge Grant Airport System RB (INS-AGC)(c)	5.13%	07/01/25	1,500	1,691,295
Series 2010, Ref. COP	5.00%	02/01/14	6,000	6,191,700
Series 2010, Ref. COP	5.00%	02/01/16	4,665	5,098,752
Series 2010, Ref. COP	5.00%	02/01/17	4,000	4,433,360
Series 2010, Ref. COP	5.25%	02/01/18	3,000	3,392,640
Series 2010, Ref. COP	5.25%	02/01/19	1,500	1,704,240
Series 2010, Sr. Airport System RB	5.00%	07/01/23	500	587,195

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Tax-Free Intermediate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
San Diego (City of) Public Facilities Financing Authority;
Series 2009 B, Ref. Sr. Sewer RB	5.00%	05/15/13	$1,000	$1,010,430
Series 2009 B, Ref. Sr. Sewer RB	5.00%	05/15/14	500	529,140
San Francisco (City & County of) Airport Commission (San Francisco International Airport); Series 2009 E, Second Series RB	5.50%	05/01/26	2,000	2,436,980
Santa Ana (City of) (Local Street Improvement); Series 2007, Gas Tax Revenue COP (INS-NATL)(c)	4.38%	01/01/24	1,000	1,048,160
Santa Monica Community College District (Election of 2002); Series 2010 E, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/26	1,000	632,200
Torrance Unified School District (Election of 2008-Measure Z);
Series 2009 B-1, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/22	1,900	1,401,497
Series 2009 B-1, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/23	2,000	1,409,180
Twin Rivers Unified School District (School Facility Bridge Funding Program); Series 2007, COP (INS-AGM)(a)(b)(c)	3.50%	05/31/13	500	501,445
Val Verde Unified School District; Series 2009 A, Ref. COP (INS-AGC)(c)	5.00%	03/01/29	2,040	2,184,534
Vernon (City of);
Series 2009 A, Electric System RB	5.13%	08/01/21	4,600	5,224,818
Series 2009 A, Electric System RB	5.50%	08/01/15	625	685,250
West Contra Costa Unified School District (Election of 2005); Series 2008 B, Unlimited Tax GO Bonds	6.00%	08/01/27	1,000	1,328,730
West Sacramento (City of) Area Flood Control Agency; Series 2008, Special Assessment RB	5.13%	09/01/23	1,075	1,160,387
Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax GO Bonds (INS-AGM)(c)	5.00%	08/01/28	1,500	1,750,050
				146,141,922

Colorado–2.68%
Adams State College;
Series 2009 A, Auxiliary Facilities Improvement RB (CEP-Colorado Higher Education Intercept Program)	5.00%	05/15/29	450	508,140
Series 2009 A, Auxiliary Facilities Improvement RB (CEP-Colorado Higher Education Intercept Program)	5.20%	05/15/27	340	390,575
Aurora (City of) (The Children’s Hospital Association); Series 2004 D, Hospital RB (INS-AGM)(c)	5.00%	12/01/20	1,000	1,156,680
Colorado (State of) Educational & Cultural Facilities Authority (The Classical Academy); Series 2008 A, Charter School RB	6.75%	12/01/23	820	962,270
Colorado (State of) Health Facilities Authority (North Colorado Medical Center, Inc.);
Series 2003 A, Hospital RB (INS-AGM)(c)	5.00%	05/15/15	1,000	1,086,910
Series 2003 A, Hospital RB (INS-AGM)(c)	5.25%	05/15/26	1,000	1,135,200
Colorado (State of) Health Facilities Authority (Sisters of Charity of Leavenworth Health System); Series 2010 B, RB	5.00%	01/01/19	2,795	3,370,518
Colorado School of Mines Board of Trustees; Series 2009 A, Ref. & Improvement Enterprise RB (CEP-Colorado Higher Education Intercept Program)	5.00%	12/01/29	500	564,600
Denver (City & County of); Series 2012 B, Airport System RB	5.00%	11/15/25	2,000	2,450,040
Denver School District No. 1; Series 2009 A, Unlimited Tax GO Bonds	5.00%	12/01/28	1,000	1,199,380
E-470 Public Highway Authority;
Series 2007 C-2, Sr. RB (INS-NATL)(a)(b)(c)	5.00%	09/02/13	3,300	3,364,515
Series 2007 D-2, Sr. RB (INS-NATL)(a)(b)(c)	5.00%	09/02/13	14,755	15,048,772
Glenwood Springs (City of);
Series 2010, Ref. Sales & Use Tax RB	3.00%	10/01/13	100	101,483
Series 2010, Ref. Sales & Use Tax RB	3.00%	10/01/14	1,005	1,042,446
Series 2010, Ref. Sales & Use Tax RB	3.00%	10/01/15	1,000	1,054,860
Northern Colorado Water Conservancy District; Series 2007 J, Ref. RB (INS-AMBAC)(c)	5.00%	12/01/14	1,300	1,401,296
Public Authority for Colorado Energy;
Series 2008, Natural Gas Purchase RB	6.13%	11/15/23	1,525	1,875,903
Series 2008, Natural Gas Purchase RB	6.25%	11/15/28	2,000	2,579,860

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Tax-Free Intermediate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
University of Colorado Hospital Authority;
Series 2012 A, RB	5.00%	11/15/23	$750	$903,540
Series 2012 A, RB	5.00%	11/15/24	1,000	1,190,900
				41,387,888

Connecticut–0.52%
Connecticut (State of) (Transportation Infrastructure); Series 2009 A, Special Tax Obligation RB	5.00%	12/01/16	2,000	2,328,320
Connecticut (State of) Health & Educational Facilities Authority (Hartford Healthcare); Series 2011 A, RB	4.00%	07/01/23	1,500	1,622,580
Connecticut (State of) Health & Educational Facility Authority (Sacred Heart University); Series 2012 H, Ref. RB (INS-AGM)(c)	4.00%	07/01/22	2,590	2,874,201
New Haven (City of) Solid Waste & Recycling Authority; Series 2008, RB	5.13%	06/01/23	1,000	1,159,650
				7,984,751

Delaware–0.19%
Delaware (State of) Health Facilities Authority (Bayhealth Medical Center);
Series 2009 A, RB	4.05%	07/01/22	1,000	1,075,150
Series 2009 A, RB	5.00%	07/01/18	1,540	1,795,424
				2,870,574

District of Columbia–0.71%
District of Columbia (Center for Strategic & International Studies, Inc.); Series 2011, RB	4.75%	03/01/17	2,035	2,157,894
District of Columbia (Georgetown University);
Series 2001 C, University RB(a)(b)	5.25%	04/01/23	2,000	2,260,220
Series 2009 A, Ref. University RB	5.00%	04/01/15	2,000	2,177,940
Series 2011, University RB(a)(b)	5.00%	04/01/21	2,055	2,453,793
District of Columbia; Series 2011 E, Ref. Income Tax Sec. RB(b)	0.71%	12/01/15	2,000	2,000,000
				11,049,847

Florida–7.15%
Broward (County of);
Series 2009 O, Ref. Airport System RB	5.00%	10/01/14	1,490	1,600,245
Series 2012 P-2, Ref. Airport System RB	5.00%	10/01/25	2,700	3,227,931
Series 2012 P-2, Ref. Airport System RB	5.00%	10/01/26	2,885	3,428,938
Citizens Property Insurance Corp. (Coastal Account); Series 2011 A-1, Sr. Sec. RB	5.00%	06/01/20	1,000	1,189,290
Citizens Property Insurance Corp. (High Risk Account);
Series 2009 A-1, Sr. Sec. RB (INS-AGC)(c)	5.00%	06/01/16	2,000	2,251,340
Series 2010 A-1, Sr. Sec. RB (INS-AGM)(c)	5.00%	06/01/14	2,500	2,646,125
Series 2010 A-1, Sr. Sec. RB (INS-AGM)(c)	5.00%	06/01/17	2,000	2,300,800
Citizens Property Insurance Corp.;
Series 2012 A-1, Sr. Sec. RB	5.00%	06/01/21	2,000	2,383,580
Series 2012 A-1, Sr. Sec. RB	5.00%	06/01/22	8,000	9,552,320
Florida (State of) Board of Education;
Series 2009 A, Lottery RB	5.00%	07/01/23	2,000	2,393,340
Series 2009 A, Lottery RB	5.25%	07/01/24	1,715	2,076,282
Series 2012 A, Lottery RB	5.25%	07/01/23	4,565	5,636,034
Florida (State of) Department of Education; Series 2006 A, Community College Capital Improvement RB (INS-NATL)(c)	5.00%	07/01/18	1,335	1,523,956
Florida (State of) Department of Environmental Protection; Series 2003 C, Florida Forever RB(a)(d)	5.00%	07/01/13	3,525	3,616,438
Florida (State of) Higher Educational Facilities Financial Authority (Rollins College);
Series 2012 A, RB	2.00%	12/01/13	690	696,914
Series 2012 A, RB	2.00%	12/01/14	805	821,897
Series 2012 A, RB	3.00%	12/01/15	605	636,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Tax-Free Intermediate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Florida (State of) Municipal Power Agency (St. Lucie);
Series 2011 A, RB	4.00%	10/01/16	$500	$554,095
Series 2011 A, RB	4.00%	04/01/17	500	559,090
Florida Hurricane Catastrophe Fund Finance Corp.;
Series 2008 A, RB	5.00%	07/01/13	1,730	1,758,614
Series 2010 A, RB	5.00%	07/01/15	5,250	5,786,287
Gulf Breeze (City of) (2010 A Loan Program—Loans to City of Pensacola);
Series 2010 A, Capital Funding RB (INS-AGM)(c)	5.00%	10/01/15	1,590	1,746,361
Series 2010 A, Capital Funding RB (INS-AGM)(c)	5.00%	10/01/16	1,495	1,687,063
Gulf Breeze (City of) (Local Government Loan Program); Series 1985 J, RB(f)	4.50%	12/01/20	3,050	3,565,023
Highlands (County of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group);
Series 2005 I, Hospital RB	4.50%	11/15/15	2,000	2,213,360
Series 2005 I, Hospital RB	5.00%	11/15/16	2,000	2,302,620
Hillsborough (County of) Industrial Development Authority (Tampa Electric Co.); Series 2007 B, Ref. PCR(a)(b)	5.15%	09/01/13	550	563,162
Jacksonville (City of) (Better Jacksonville);
Series 2003, Sales Tax RB(a)(d)	5.25%	10/01/13	3,000	3,090,720
Series 2012 A, Ref. Sales Tax RB	5.00%	10/01/26	1,075	1,295,794
JEA; Series 2009 Three A, Electric System RB	5.00%	10/01/26	1,125	1,172,633
Kissimmee (City of) Utility Authority;
Series 2003, Ref. Electric System RB (INS-AGM)(c)	5.00%	10/01/17	1,900	2,214,374
Series 2003, Ref. Electric System RB (INS-AGM)(c)	5.25%	10/01/15	1,500	1,665,750
Series 2003, Ref. Electric System RB (INS-AGM)(c)	5.25%	10/01/16	1,500	1,719,765
Lakeland (City of) (Lakeland Regional Health Systems); Series 2011, Ref. Hospital System RB	4.00%	11/15/14	585	614,794
Martin (County of) Health Facilities Authority (Martin Memorial Medical Center);
Series 2012, RB	5.13%	11/15/32	1,500	1,640,940
Series 2012, RB	5.50%	11/15/32	1,000	1,133,370
Miami (City of) (Homeland Defense); Series 2007, Ref. Limited Tax GO Bonds (INS-AGM)(c)	5.00%	01/01/16	1,000	1,102,440
Miami (City of);
Series 1998, Ref. Parking System RB (INS-NATL)(c)	5.25%	10/01/15	900	971,316
Series 2009, Ref. Parking System RB (INS-AGC)(c)	5.00%	10/01/28	750	833,168
Miami-Dade (County of) (Double-Barreled Aviation); Series 2010, Unlimited Tax GO Bonds	5.00%	07/01/17	500	584,760
Miami-Dade (County of) (Jackson Health System);
Series 2009, Public Facilities RB (INS-AGC)(c)	5.00%	06/01/18	1,000	1,174,540
Series 2009, Public Facilities RB (INS-AGC)(c)	5.50%	06/01/29	2,455	2,764,649
Miami-Dade (County of) (Miami International Airport);
Series 2009 A, Aviation RB (INS-AGC)(c)	5.00%	10/01/27	120	139,152
Series 2009 B, Aviation RB (INS-AGC)(c)	5.00%	10/01/26	1,000	1,164,910
Series 2009 B, Aviation RB (INS-AGC)(c)	5.00%	10/01/29	1,000	1,150,710
Miami-Dade (County of) Educational Facilities Authority (University of Miami);
Series 2012 A, RB	5.00%	04/01/26	1,850	2,189,530
Series 2012 A, RB	5.00%	04/01/27	1,850	2,170,068
Miami-Dade (County of) Health Facilities Authority (Miami Children’s Hospital); Series 2008 A-2, Hospital RB (INS-NATL)(a)(b)(c)	4.55%	08/01/13	500	507,195
Miami-Dade (County of);
Series 2008 C, Ref. Water & Sewer System RB (INS-BHAC)(c)	5.00%	10/01/24	1,500	1,765,935
Series 2008 C, Ref. Water & Sewer System RB (INS-BHAC)(c)	5.13%	10/01/25	1,525	1,793,019
Series 2008 C, Ref. Water & Sewer System RB (INS-BHAC)(c)	5.50%	10/01/20	1,500	1,797,660
Series 2012, Transit System Sales Surtax RB	5.00%	07/01/25	2,815	3,363,024
Series 2012 B, Ref. Aviation RB	5.00%	10/01/24	1,000	1,207,940
Orange (County of) Health Facilities Authority (Orlando Health, Inc.); Series 2009, Hospital RB	5.00%	10/01/14	1,085	1,156,274
Pasco (County of); Series 2009 A, Water & Sewer RB	5.00%	10/01/16	750	862,020
Port St. Lucie (City of) (Municipal Complex); Series 2008, Ref. Master Lease Project COP (INS-AGC)(c)	6.25%	09/01/27	500	570,145

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Tax-Free Intermediate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Volusia (County of) School Board; Series 2011, Ref. Sales Tax RB (INS-AGM)(c)	5.00%	10/01/14	$2,000	$2,113,340
				110,647,790

Georgia–3.36%
Atlanta (City of);
Series 2009 B, Water & Wastewater RB (INS-AGM)(c)	4.13%	11/01/19	970	1,103,443
Series 2009 B, Water & Wastewater RB (INS-AGM)(c)	5.00%	11/01/17	1,500	1,765,320
Series 2009 B, Water & Wastewater RB (INS-AGM)(c)	5.00%	11/01/20	1,500	1,765,995
Series 2009 B, Water & Wastewater RB (INS-AGM)(c)	5.00%	11/01/21	1,500	1,745,805
Series 2009 B, Water & Wastewater RB (INS-AGM)(c)	5.25%	11/01/27	2,000	2,577,320
DeKalb (County of) Hospital Authority (DeKalb Medical Center, Inc.); Series 2010, RAC	5.25%	09/01/20	2,440	2,834,206
Fayette (County of) Hospital Authority (Fayette Community Hospital);
Series 2009 A, RAC	4.38%	06/15/20	2,500	2,874,825
Series 2009 A, RAC	4.50%	06/15/21	2,500	2,857,975
Fulton (County of) Development Authority (Catholic Health East); Series 2010, Health System RB(d)	4.00%	11/15/16	2,460	2,768,164
Fulton (County of) Development Authority (Piedmont Healthcare, Inc.); Series 2009 A, RB	5.00%	06/15/29	2,830	3,215,927
Gainesville (City of) & Hall (County of) Development Authority (Acts Retirement-Life Community); Series 2012, Retirement Community RB	5.00%	11/15/22	2,000	2,240,060
Gainesville (City of) & Hall (County of) Hospital Authority (Northeast Georgia Health System, Inc.); Series 2010 A, RAC	5.00%	02/15/16	1,245	1,377,468
Glynn-Brunswick Memorial Hospital Authority (Southeast Georgia Health System);
Series 2008 A, RAC	5.00%	08/01/20	1,000	1,131,880
Series 2008 A, RAC	5.25%	08/01/23	1,000	1,126,890
Gwinnett (County of) Hospital Authority (Gwinnett Hospital System, Inc.); Series 2007 D, RAC (INS-AGM)(c)	5.25%	07/01/29	2,000	2,228,080
Macon-Bibb (County of) Hospital Authority (Medical Center of Central Georgia, Inc.);
Series 2009, RAC	4.00%	08/01/19	635	730,834
Series 2009, RAC	5.00%	08/01/24	1,260	1,446,682
Medical Center Hospital Authority (Columbus Regional Healthcare System, Inc.);
Series 2010, RAC (INS-AGM)(c)	3.50%	08/01/20	2,000	2,204,860
Series 2010, RAC (INS-AGM)(c)	5.00%	08/01/21	1,500	1,788,285
Private Colleges & Universities Authority (Mercer University);
Series 2012 A, RB	4.00%	10/01/13	700	710,598
Series 2012 A, RB	4.00%	10/01/14	585	607,505
Series 2012 A, RB	4.00%	10/01/16	1,660	1,783,753
Series 2012 C, RB	5.25%	10/01/27	1,000	1,155,620
Richmond (County of) Hospital Authority (University Health Services, Inc.); Series 2009, RAC	5.25%	01/01/29	2,500	2,778,725
South Regional Joint Development Authority (Valdosta State University Parking & Health Center);
Series 2007, RB (INS-SGI)(c)	5.00%	08/01/20	1,385	1,588,526
Series 2007, RB (INS-SGI)(c)	5.00%	08/01/21	1,490	1,732,825
Series 2007, RB (INS-SGI)(c)	5.00%	08/01/22	605	703,597
Thomasville (City of) Hospital Authority (John D. Archbold Memorial Hospital, Inc.); Series 2010, RAC	4.75%	11/01/25	750	777,360
Valdosta (City of) & Lowndes (County of) Hospital Authority (South Medical Center); Series 2011 B, RB	5.00%	10/01/24	2,000	2,384,380
				52,006,908

Guam–0.72%
Guam (Territory of) (Section 30); Series 2009 A, Limited Obligation RB	5.00%	12/01/15	1,085	1,175,890
Guam (Territory of) Power Authority;
Series 2012 A, Ref. RB (INS-AGM)(c)	5.00%	10/01/19	1,000	1,192,560
Series 2012 A, Ref. RB (INS-AGM)(c)	5.00%	10/01/20	1,595	1,920,731
Series 2012 A, Ref. RB (INS-AGM)(c)	5.00%	10/01/23	2,000	2,418,340
Series 2012 A, Ref. RB (INS-AGM)(c)	5.00%	10/01/24	2,250	2,681,955
Series 2012 A, Ref. RB (INS-AGM)(c)	5.00%	10/01/25	1,500	1,772,400
				11,161,876

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Tax-Free Intermediate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Idaho–0.64%
Idaho (State of) Health Facilities Authority (Trinity Health Credit Group); Series 2008 B, Ref. RB	5.63%	12/01/19	$1,000	$1,226,410
Idaho (State of) Housing & Finance Association (Federal Highway Trust Fund); Series 2009 A, Grant & RAB	5.25%	07/15/25	500	582,795
Idaho (State of) Housing & Finance Association;
Series 2008 D, Class III, Single Family Mortgage RB	5.35%	01/01/29	445	478,976
Series 2009 B, Class III, Single Family Mortgage RB	5.65%	07/01/26	840	932,291
Regents of the University of Idaho;
Series 2007 B, General RB (INS-AGM)(a)(b)(c)	4.50%	04/01/18	1,760	1,999,360
Series 2011, Ref. General RB(a)(b)	5.25%	04/01/21	3,905	4,633,087
				9,852,919

Illinois–4.78%
Bolingbrook (Village of); Series 2010 A, Ref. Unlimited Tax GO Bonds (INS-AGM)(c)	5.00%	01/01/23	1,260	1,453,070
Bourbonnais (Village of) (Olivet Nazarene University); Series 2010, Industrial Project RB	5.13%	11/01/25	1,145	1,269,232
Chicago (City of) (O’Hare International Airport);
Series 2008 A, Ref. Passenger Facility Charge RB (INS-AGM)(c)	5.00%	01/01/16	1,400	1,571,808
Series 2010 C, Third Lien General Airport RB (INS-AGC)(c)	5.25%	01/01/21	1,025	1,237,360
Chicago (City of) Transit Authority (FTA Section 5309 Fixed Guideway Modernization Formula Funds); Series 2008 A, Capital Grant Receipts RB (INS-AGC)(c)	5.25%	06/01/23	2,500	2,869,375
Cook (County of);
Series 2004 A, Ref. Unlimited Tax GO Bonds(a)(d)	5.00%	05/15/14	1,590	1,698,136
Series 2004 A, Ref. Unlimited Tax GO Bonds (INS-AMBAC)(c)	5.00%	11/15/17	3,410	3,640,823
Series 2009 A, Ref. Unlimited Tax GO Bonds	5.00%	11/15/19	2,015	2,452,718
Series 2009 C, Ref. Unlimited Tax GO Bonds	5.00%	11/15/20	5,150	6,160,327
Cook County School District No. 144 (Prairie Hills);
Series 2010 A, School Limited Tax GO Bonds(d)	4.00%	12/01/16	870	977,750
Series 2010 A, School Limited Tax GO Bonds(d)	4.25%	12/01/20	555	666,649
Series 2010 A, School Limited Tax GO Bonds (INS-AGM)(c)	4.00%	12/01/16	90	97,895
Series 2010 A, School Limited Tax GO Bonds (INS-AGM)(c)	4.25%	12/01/20	75	83,235
DeKalb County Community Unit School District No. 428;
Series 2010, School Building Unlimited Tax CAB GO Bonds(e)	0.00%	01/01/19	1,000	887,940
Series 2010, School Building Unlimited Tax CAB GO Bonds(e)	0.00%	01/01/20	1,000	845,110
Dolton (Village of);
Series 2009 A, Unlimited Tax GO Bonds (INS-AGC)(c)	4.25%	12/01/21	1,000	1,139,040
Series 2009 A, Unlimited Tax GO Bonds (INS-AGC)(c)	4.25%	12/01/22	1,000	1,135,050
Illinois (State of) Finance Authority (Advocate Health Care Network);
Series 2003 A, RB(a)(b)	4.38%	07/01/14	700	732,214
Series 2010 D, Ref. RB	5.00%	04/01/20	1,200	1,425,924
Illinois (State of) Finance Authority (Loyola University of Chicago); Series 2012 B, RB	5.00%	07/01/26	2,500	2,970,725
Illinois (State of) Finance Authority (OSF Healthcare System); Series 2009 A, RB(a)(d)	7.00%	11/17/14	1,000	1,113,800
Illinois (State of) Finance Authority (Resurrection Health Care Corp.); Series 1999 A, RB (INS-AGM)(c)	5.00%	05/15/17	2,000	2,227,380
Illinois (State of) Finance Authority (Southern Illinois Healthcare Enterprises, Inc.);
Series 2005, RB (INS-AGM)(c)	5.25%	03/01/22	1,275	1,520,259
Series 2005, RB (INS-AGM)(c)	5.25%	03/01/23	1,500	1,767,045
Illinois (State of) Finance Authority (The University of Chicago Medical Center); Series 2009 C, RB	5.25%	08/15/29	2,015	2,105,836
Illinois (State of) Finance Authority (University of Chicago); Series 1998 B, RB(a)(b)	3.38%	02/03/14	1,045	1,075,315
Illinois (State of);
Series 2010, Ref. Unlimited Tax GO Bonds (INS-AGM)(c)	5.00%	01/01/16	1,000	1,108,060
Series 2010, Ref. Unlimited Tax GO Bonds (INS-AGM)(c)	5.00%	01/01/17	800	907,496
Series 2012, Ref. Unlimited Tax GO Bonds	5.00%	08/01/24	2,000	2,265,820
Series 2012, Ref. Unlimited Tax GO Bonds	5.00%	08/01/25	2,000	2,251,340
Joliet (City of);
Series 2012, Ref. Waterworks & Sewage RB	4.00%	01/01/14	750	770,693
Series 2012, Ref. Waterworks & Sewage RB	4.00%	01/01/15	1,000	1,053,190

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Tax-Free Intermediate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Kane & DeKalb Counties Community Unit School District No. 302 (Kaneland); Series 2008, School Building Unlimited Tax GO Bonds (INS-AGM)(c)	5.50%	02/01/28	$1,500	$1,693,305
Kendall (County of) Forest Preserve District; Series 2007, Unlimited Tax GO Bonds (INS-NATL)(c)	5.25%	01/01/23	4,000	4,698,920
Kendall, Kane & Will Counties Community Unit School District No. 308;
Series 2007, Unlimited Tax GO Bonds (INS-AGC)(c)	5.00%	02/01/23	5,795	6,604,967
Series 2007 A, Ref. Unlimited Tax GO Bonds (INS-NATL)(c)	4.38%	10/01/21	1,020	1,147,755
Northern Illinois Municipal Power Agency (Prairie State Power); Series 2007 A, RB (INS-NATL)(c)	5.00%	01/01/19	1,000	1,148,470
Railsplitter Tobacco Settlement Authority; Series 2010, RB	5.50%	06/01/23	1,000	1,208,620
St. Clair (County of) (Alternative Revenue Source);
Series 2009, Ref. Unlimited Tax GO Bonds	5.00%	10/01/19	1,000	1,218,170
Series 2009, Ref. Unlimited Tax GO Bonds	5.00%	10/01/21	1,480	1,756,716
Will County Community Unit School District No. 365 (Valley View); Series 2011 B, Ref. Unlimited Tax GO Bonds	5.00%	11/01/17	1,060	1,219,265
Will, Grundy, Etc. Counties Community College District No. 525 (Joliet Junior College);
Series 2008, Unlimited Tax GO Bonds(a)(d)	5.75%	06/01/18	240	297,804
Series 2008, Unlimited Tax GO Bonds	5.75%	06/01/27	1,195	1,407,375
				73,881,982

Indiana–1.28%
Clark-Pleasant Middle School Building Corp.; Series 2009, First Mortgage RB	5.00%	07/15/22	1,000	1,170,680
Indiana (State of) Health Facility Financing Authority (Ascension Health Subordinate Credit Group); Series 2005 A-6, RB(a)(b)	5.00%	06/01/14	3,500	3,707,445
Indiana (State of) Health Facility Financing Authority (Community Foundation of Northwest Indiana); Series 2004 A, Hospital RB(a)(d)	5.38%	03/01/14	1,000	1,059,640
Indiana (State of) Municipal Power Agency;
Series 2011 A, Power Supply System RB	5.00%	01/01/21	250	306,310
Series 2011 A, Power Supply System RB	5.00%	01/01/22	250	303,818
Indianapolis Local Public Improvement Bond Bank (Waterworks); Series 2009 A, RB (INS-AGC)(c)	5.25%	01/01/29	1,040	1,175,491
Lake Central Multi-District School Building Corp.;
Series 2012 B, First Mortgage RB	5.00%	07/15/21	1,170	1,409,019
Series 2012 B, First Mortgage RB	5.00%	07/15/22	1,000	1,237,570
Series 2012 B, First Mortgage RB	5.00%	07/15/23	1,700	2,095,454
Monroe County Community 1996 School Building Corp.; Series 2008, First Mortgage RB (INS-AGM)(c)	5.13%	01/15/24	2,285	2,657,615
Portage (City of) Redevelopment District; Series 2008, Ref. Tax Increment Allocation RB (INS-AGC)(c)	5.00%	01/15/22	2,470	2,685,631
Rockport (City of) (Indiana Michigan Power Co.);
Series 2009 A, Ref. PCR(a)(b)	6.25%	06/02/14	1,000	1,066,610
Series 2009 B, Ref. PCR(a)(b)	6.25%	06/02/14	500	533,305
University of Southern Indiana; Series 2009 J, Student Fee RB (INS-AGC)(c)	5.00%	10/01/23	400	463,972
				19,872,560

Iowa–1.81%
Ames (City of) (Mary Greeley Medical Center); Series 2011, Hospital RB	5.38%	06/15/28	1,825	2,065,553
Des Moines (City of); Series 2011 A, Unlimited Tax GO Bonds	3.00%	06/01/17	3,050	3,351,737
Iowa (State of) Finance Authority (Iowa Health System);
Series 2005 A, Health Facilities RB (INS-AGC)(c)	5.00%	02/15/18	1,000	1,178,040
Series 2005 A, Health Facilities RB (INS-AGC)(c)	5.00%	02/15/19	500	600,110
Iowa (State of) Finance Authority (Mercy Medical Center); Series 2012, Health Facilities RB	4.00%	08/15/21	1,830	2,063,508

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Tax-Free Intermediate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Iowa–(continued)
Iowa Student Loan Liquidity Corp.;
Series 2009 1, RB	4.00%	12/01/13	$1,500	$1,537,605
Series 2009 1, RB	5.00%	12/01/15	2,500	2,756,950
Series 2009 1, RB	5.00%	12/01/16	2,525	2,852,644
Series 2009 1, RB	5.25%	12/01/17	2,500	2,910,175
Series 2009 1, RB	5.25%	12/01/18	2,500	2,956,200
Series 2009 2, RB	5.40%	12/01/23	2,500	2,852,950
Series 2009 3, RB	5.00%	12/01/19	2,500	2,932,150
				28,057,622

Kansas–0.60%
Dodge City (City of); Series 2009, Sales Tax RB (INS-AGC)(c)	5.00%	06/01/21	1,000	1,192,290
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group);
Series 2009 C, Hospital RB	5.00%	11/15/16	1,000	1,145,770
Series 2009 D, Hospital RB	5.00%	11/15/24	1,585	1,822,417
Kansas (State of) Development Finance Authority (University of Kansas Health System); Series 2011 H, Health Facilities RB	5.00%	03/01/24	500	564,365
Wyandotte (County of) & Kansas City (City of) Unified Government (Board of Public Utilities); Series 2012 A, Ref. Utility System RB	5.00%	09/01/27	3,785	4,497,451
				9,222,293

Kentucky–2.27%
Christian (County of) (Jennie Stuart Medical Center, Inc.); Series 2006, Ref. Hospital RB (INS-AGC)(c)	5.25%	02/01/28	1,030	1,109,176
Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.); Subseries 2008 A-1, RB (INS-AGC)(c)	5.75%	12/01/28	550	619,196
Kentucky (State of) Municipal Power Agency (Prairie State);
Series 2010 A, Power System RB (INS-AGM)(c)	4.00%	09/01/16	800	881,024
Series 2010 A, Power System RB (INS-AGM)(c)	5.00%	09/01/21	5,860	7,042,900
Series 2010 A, Power System RB (INS-AGM)(c)	5.00%	09/01/22	4,560	5,417,690
Series 2010 A, Power System RB (INS-AGM)(c)	5.00%	09/01/23	1,000	1,177,060
Louisville (City of) & Jefferson (County of) Metropolitan Sewer District;
Series 2009 B, Sewer & Drainage System RB	5.00%	05/15/14	1,500	1,585,275
Series 2009 B, Sewer & Drainage System RB	5.00%	05/15/15	2,500	2,746,900
Series 2009 B, Sewer & Drainage System RB	5.00%	05/15/20	10,000	12,163,100
Paducah (City of) Electric Plant Board; Series 2009 A, RB (INS-AGC)(c)	5.00%	10/01/24	2,000	2,302,820
				35,045,141

Louisiana–3.81%
Greater New Orleans Expressway Commission; Series 2009, Ref. RB (INS-AGC)(c)	2.75%	11/01/14	600	619,962
Jefferson (Parish of) Hospital Service District No. 1 (West Jefferson Medical Center); Series 1998 B, Hospital RB (INS-AGM)(c)	5.25%	01/01/28	1,000	1,144,780
Lafayette (City of); Series 2010, Utilities RB	5.00%	11/01/26	2,500	2,935,450
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (BRCC Facilities Corp.);
Series 2011, Ref. RB (INS-AGM)(c)	3.00%	12/01/15	1,750	1,854,913
Series 2011, Ref. RB (INS-AGM)(c)	4.00%	12/01/17	1,690	1,907,689
Series 2011, Ref. RB (INS-AGM)(c)	4.00%	12/01/18	1,775	1,997,478
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Caddo/Bossier Parishes Port Commission); Series 2010, Ref. RB (INS-AGM)(c)	4.00%	04/01/18	1,600	1,811,568
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (City of Lake Charles Public Improvement); Series 2010, RB (INS-AGC)(c)	3.00%	05/01/14	1,000	1,027,280
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (City of Lake Charles);
Series 2009, Ref. RB (INS-AGC)(c)	4.00%	04/01/16	1,435	1,554,435
Series 2009, Ref. RB (INS-AGC)(c)	4.00%	04/01/18	1,555	1,742,035

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Tax-Free Intermediate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–(continued)
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Jefferson Parish); Series 2009 A, Ref. RB	5.00%	04/01/18	$1,000	$1,168,540
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Louisiana Community & Technical College System Facilities Corp.); Series 2009 B, RB (INS-AGC)(c)	5.00%	10/01/26	1,500	1,690,605
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Monroe Regional Airport Terminal); Series 2009, Airport RB (INS-AGC)(c)	5.00%	02/01/29	1,000	1,131,210
Louisiana (State of) Offshore Terminal Authority (Loop LCC); Series 2007 B-2A, Deepwater Port RB(a)(b)	2.13%	10/01/15	1,000	1,018,000
Louisiana (State of) Public Facilities Authority (Black & Gold Facilities); Series 2007 A, RB (INS-AGC)(c)	5.00%	07/01/22	500	546,050
Louisiana (State of) Public Facilities Authority (CHRISTUS Health);
Series 2008 B, Ref. RB (INS-AGC)(c)	5.75%	07/01/18	715	766,680
Series 2009 A, Ref. RB	5.00%	07/01/13	1,500	1,523,925
Series 2009 A, Ref. RB	5.00%	07/01/15	1,000	1,090,020
Series 2009 A, Ref. RB	5.00%	07/01/16	1,000	1,120,420
Series 2009 A, Ref. RB	5.25%	07/01/20	1,000	1,207,960
Louisiana (State of) Public Facilities Authority (Hurricane Recovery Program); Series 2007, RB (INS-AMBAC)(c)	5.00%	06/01/18	1,000	1,122,200
Louisiana (State of) Public Facilities Authority (Nineteenth Judicial District Court Building); Series 2007, RB (INS-NATL)(c)	4.50%	06/01/21	1,000	1,095,580
Louisiana (State of) Stadium & Exposition District; Series 2013 A, Ref. Sr. RB	5.00%	07/01/24	1,500	1,791,495
Louisiana Citizens Property Insurance Corp.;
Series 2006 B, Assessment RB (INS-AMBAC)(c)	5.00%	06/01/16	1,000	1,112,660
Series 2006 B, Assessment RB (INS-AMBAC)(c)	5.25%	06/01/14	1,280	1,348,941
Series 2006 C-3, Assessment RB (INS-AGC)(c)	6.13%	06/01/25	1,550	1,885,885
Series 2012, Ref. RB	5.00%	06/01/24	1,020	1,175,601
Monroe (City of) (Economic Development—Garret Rd.);
Series 2008, Ref. & Sales Tax Increment RB(a)(d)	5.25%	03/01/13	1,300	1,300,533
Series 2008, Ref. & Sales Tax Increment RB(a)(d)	5.38%	03/01/13	1,000	1,000,420
New Orleans (City of) Aviation Board (Consolidated Rental Car);
Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	5.00%	01/01/16	1,250	1,367,038
Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	5.13%	01/01/17	1,730	1,939,468
Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	5.25%	01/01/18	1,575	1,804,178
Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	5.50%	01/01/19	1,100	1,293,655
Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	5.75%	01/01/20	1,890	2,231,428
Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	6.00%	01/01/25	1,000	1,175,130
New Orleans (City of) Aviation Board;
Series 2009 A-1, Ref. & Restructuring General Airport RB (INS-AGC)(c)	5.00%	01/01/19	500	582,150
Series 2009 A-1, Ref. & Restructuring General Airport RB (INS-AGC)(c)	6.00%	01/01/23	1,025	1,223,430
New Orleans (City of); Series 2009, Ref. Sewerage Service RB (INS-AGC)(c)	6.25%	06/01/29	1,000	1,154,210
Plaquemines (Parish of) Law Enforcement District;
Series 2009, Limited Tax GO Bonds	4.00%	09/01/14	815	843,688
Series 2009, Limited Tax GO Bonds	4.50%	09/01/17	1,350	1,493,451
St. Charles (Parish of) (Valero Energy Corp.); Series 2010, Gulf Opportunity Zone RB(a)(b)	4.00%	06/01/22	1,750	1,932,193
St. John the Baptist (Parish of) (Marathon Oil Corp.); Series 2007 A, RB	5.13%	06/01/37	1,000	1,069,440
Terrebonne (Parish of) Hospital Service District No. 1 (Terrebonne General Medical Center); Series 2010, Ref. RB	4.00%	04/01/20	1,000	1,107,740
				58,909,514

Maine–0.49%
Lewiston (City of) (UBS Financial Services, Inc.);
Series 2008 B, Unlimited Tax GO School Bonds (INS-AGM)(c)	5.00%	12/15/19	750	866,048
Series 2008 B, Unlimited Tax GO School Bonds (INS-AGM)(c)	5.00%	12/15/20	870	1,002,849
Series 2008 B, Unlimited Tax GO School Bonds (INS-AGM)(c)	5.50%	12/15/23	950	1,106,721

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Tax-Free Intermediate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maine–(continued)
Maine (State of) Health & Higher Educational Facilities Authority (Eastern Maine Medical Center Obligated Group);
Series 2013, RB	5.00%	07/01/22	$300	$351,489
Series 2013, RB	5.00%	07/01/25	1,290	1,480,159
Maine (State of) Housing Authority; Series 2009 B, Mortgage Purchase RB	5.00%	11/15/29	2,500	2,725,400
				7,532,666
Maryland–0.48%
Baltimore (City of) (Water); Series 2009 A, Sub. Project RB	5.13%	07/01/29	250	292,700
Maryland (State of) Health & Higher Educational Facilities Authority (Carroll Hospital); Series 2012 A, RB	5.00%	07/01/26	1,000	1,152,600
Maryland (State of) Health & Higher Educational Facilities Authority (LifeBridge Health);
Series 2008, RB	5.00%	07/01/18	1,000	1,152,710
Series 2008, RB (INS-AGC)(c)	5.00%	07/01/20	1,000	1,130,590
Maryland (State of) Health & Higher Educational Facilities Authority (MedStar Health); Series 2011, RB	3.00%	08/15/13	800	810,208
Maryland (State of) Health & Higher Educational Facilities Authority (The Johns Hopkins Health System Obligated Group);
Series 2008 B, RB(a)(b)	5.00%	05/15/13	1,000	1,010,580
Series 2008 B, RB(a)(b)	5.00%	05/15/15	715	782,053
Montgomery (County of) Housing Opportunities Commission; Series 2009 A, Single Family Mortgage RB	3.38%	07/01/16	1,000	1,072,040
				7,403,481

Massachusetts–0.81%
Massachusetts (State of) Development Finance Agency (Baystate Medical Center); Series 2009 K-1, RB(a)(b)	5.00%	07/01/13	2,500	2,533,425
Massachusetts (State of) Development Finance Agency (Berkshire Health System); Series 2012 G, RB	5.00%	10/01/27	1,000	1,139,490
Massachusetts (State of) Development Finance Agency (Cape Cod Healthcare Obligated Group); Series 2004 D, RB (INS-AGC)(c)	4.00%	11/15/17	730	818,337
Massachusetts (State of) Development Finance Agency (Dominion Energy Brayton); Series 2010 A, RB(a)(b)	2.25%	09/01/16	920	949,394
Massachusetts (State of) Development Finance Agency (Lesley University); Series 2009 A, RB (INS-AGC)(c)	5.00%	07/01/23	1,095	1,264,375
Massachusetts (State of) Development Finance Agency (Merrimack College); Series 2012 A, RB	5.00%	07/01/27	1,720	1,927,638
Massachusetts (State of) Development Finance Agency (Suffolk University); Series 2009 A, Ref. RB	6.00%	07/01/24	1,500	1,769,430
Worcester (City of); Series 2009, Limited Tax GO Bonds (INS-AGC)(c)	4.00%	11/01/16	1,860	2,052,678
				12,454,767

Michigan–4.67%
Adrian City School District; Series 2007, Ref. Unlimited Tax GO Bonds (INS-AGM)(c)	5.50%	05/01/15	755	833,860
Battle Creek (City of); Series 2008, Ref. Downtown Development Limited Tax GO Bonds (INS-AMBAC)(c)	5.00%	05/01/15	1,110	1,205,149
Central Michigan University Board of Trustees;
Series 2009, Ref. General RB	5.00%	10/01/13	1,430	1,467,995
Series 2009, Ref. General RB	5.00%	10/01/14	1,510	1,611,759
Detroit (City of);
Series 2010, Distributable State Aid Limited Tax GO Bonds	5.00%	11/01/14	1,445	1,541,208
Series 2010, Distributable State Aid Limited Tax GO Bonds	5.00%	11/01/16	1,000	1,130,220
Series 2010, Distributable State Aid Limited Tax GO Bonds	5.00%	11/01/19	1,000	1,183,200
Series 2010, Distributable State Aid Limited Tax GO Bonds	5.00%	11/01/20	1,000	1,192,820
Hastings Area School System; Series 2009, Ref. Unlimited Tax GO Bonds (INS-AGC)(c)	3.25%	05/01/15	1,475	1,553,809
Michigan (State of) Building Authority (Facilities Program);
Series 2003 I, Ref. RB (INS-AGM)(c)	5.25%	10/15/16	4,315	4,445,658
Series 2009 I, Ref. RB (INS-AGC)(c)	5.00%	10/15/23	7,150	8,434,783
Series 2009 I, Ref. RB (INS-AGC)(c)	5.25%	10/15/24	1,040	1,238,848
Series 2009 II, RB	4.00%	10/15/15	1,000	1,083,450
Series 2009 II, RB	4.00%	10/15/16	1,950	2,157,753
Series 2009 II, RB (INS-AGM)(c)	5.00%	10/15/21	1,180	1,395,716
Series 2009 II, RB (INS-AGM)(c)	5.00%	10/15/22	520	609,118

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Tax-Free Intermediate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan–(continued)
Michigan (State of) Finance Authority (Sparrow Obligated Group); Series 2012, RB	5.00%	11/15/27	$1,500	$1,732,635
Michigan (State of) Hospital Finance Authority (Ascension Health Senior Credit Group); Series 2010 F-3, Ref. & Project RB(a)(b)	2.63%	06/30/14	2,700	2,783,619
Michigan (State of) Hospital Finance Authority (Henry Ford Health System);
Series 2009, Ref. RB	4.00%	11/15/13	540	553,970
Series 2009, Ref. RB	4.00%	11/15/14	655	691,523
Series 2009, Ref. RB	5.00%	11/15/19	1,500	1,808,865
Series 2009, Ref. RB	5.50%	11/15/18	1,000	1,223,320
Michigan (State of) Hospital Finance Authority (McLaren Health Care Corp.); Series 2008 A, Ref. RB	5.25%	05/15/18	1,100	1,312,630
Michigan (State of) Municipal Bond Authority (Local Government Loan Program);
Series 2009 A, City of Grand Rapids Downtown Development Limited Tax GO Bonds	5.00%	05/01/21	1,515	1,769,308
Series 2009 A, City of Grand Rapids Downtown Development Limited Tax GO Bonds	5.13%	05/01/23	300	346,257
Series 2009 A, City of Grand Rapids Downtown Development Limited Tax GO Bonds	5.25%	05/01/24	500	577,215
Series 2009 C, State Qualified School Limited Obligation Bonds (CEP-Michigan School Bond Loan Fund)	5.00%	05/01/15	1,850	2,018,535
Series 2009 C, State Qualified School Limited Obligation Bonds (CEP-Michigan School Bond Loan Fund)	5.00%	05/01/16	1,860	2,101,205
Michigan (State of);
Series 2009, Ref. & State Trunk Line Fund RB	5.00%	11/01/19	3,000	3,700,530
Series 2009, Ref. & State Trunk Line Fund RB	5.00%	11/01/23	1,500	1,770,390
Royal Oak (City of) Hospital Finance Authority (William Beaumont Hospital Obligated Group);
Series 2009 W, Ref. RB	5.00%	08/01/15	1,000	1,081,460
Series 2009 W, Ref. RB	5.25%	08/01/16	3,000	3,339,720
Series 2009 W, Ref. RB	5.25%	08/01/17	2,000	2,276,380
Series 2009 W, Ref. RB	5.50%	08/01/19	1,775	2,110,440
Southgate Community School District; Series 2005, Ref. Unlimited Tax GO Bonds (INS-NATL)(c)	5.00%	05/01/18	1,710	1,864,601
Wayne (County of) Airport Authority (Detroit Metropolitan Airport); Series 2012 A, RB	5.00%	12/01/29	2,000	2,298,700
Wayne State University Board of Governors; Series 2009 A, Ref. General RB	5.00%	11/15/17	2,000	2,277,180
Ypsilanti School District;
Series 2009, Ref. Unlimited Tax GO Bonds (INS-AGC)(c)	4.00%	05/01/14	1,985	2,060,430
Series 2009, Ref. Unlimited Tax GO Bonds (INS-AGC)(c)	5.00%	05/01/18	1,270	1,492,237
				72,276,496

Minnesota–2.13%
Duluth Independent School District No. 709;
Series 2009 B, COP	4.00%	03/01/13	1,325	1,325,252
Series 2009 B, COP	4.00%	03/01/14	1,360	1,391,022
Series 2009 B, COP	4.00%	03/01/15	1,400	1,460,732
Minneapolis & St. Paul (Cities of) Housing & Redevelopment Authority (Children’s Health Care);
Series 1995 B, Health Care RB (INS-AGM)(c)	5.00%	08/15/19	1,400	1,697,892
Series 1995 B, Health Care RB (INS-AGM)(c)	5.00%	08/15/21	1,350	1,635,957
Series 2010 A, Health Care Facilities RB	5.00%	08/15/20	730	890,301
Minneapolis & St. Paul (Cities of) Metropolitan Airports Commission;
Series 2007 B, Ref. Sub. RB (INS-NATL)(c)	5.00%	01/01/19	2,930	3,321,360
Series 2009 A, Ref. Sr. RB	4.00%	01/01/16	135	146,734
Series 2009 A, Ref. Sr. RB	5.00%	01/01/20	1,000	1,191,030
Series 2011, Ref. RB	5.00%	01/01/20	1,500	1,822,185
Series 2011, Ref. RB	5.00%	01/01/21	1,240	1,520,314
Minnesota (State of) Agricultural & Economic Development Board (Essentia Health Obligated Group);
Series 2008 C-1, Health Care Facilities RB (INS-AGC)(c)	4.00%	02/15/14	1,000	1,032,380
Series 2008 C-1, Health Care Facilities RB (INS-AGC)(c)	4.00%	02/15/20	1,500	1,711,380
Series 2008 C-1, Health Care Facilities RB (INS-AGC)(c)	5.00%	02/15/16	570	634,701
Series 2008 C-1, Health Care Facilities RB (INS-AGC)(c)	5.00%	02/15/21	1,500	1,793,970

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Tax-Free Intermediate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
Minnesota (State of) Higher Education Facilities Authority (University of St. Thomas);
Series 2009 Seven-A, RB	4.00%	10/01/15	$1,000	$1,082,050
Series 2009 Seven-A, RB	4.00%	10/01/16	1,000	1,108,190
Series 2009 Seven-A, RB	4.50%	10/01/22	1,000	1,143,490
Series 2009 Six-X, RB	5.00%	04/01/24	500	572,640
Minnesota (State of) Housing Finance Agency;
Series 2009 A, Residential RB	5.20%	01/01/23	530	560,782
Series 2009 B, Residential RB	5.45%	07/01/24	480	536,870
St. Cloud (City of) (CentraCare Health System);
Series 2010 A, Health Care RB	5.00%	05/01/15	500	546,950
Series 2010 B, Health Care RB	5.00%	05/01/13	595	600,028
Series 2010 B, Health Care RB	5.00%	05/01/16	1,000	1,131,800
St. Paul (City of) Housing & Redevelopment Authority (Gillette Children’s Specialty Healthcare);
Series 2009, Health Care RB	5.00%	02/01/16	1,470	1,622,821
Series 2009, Health Care RB	5.25%	02/01/21	2,175	2,488,918
				32,969,749

Mississippi–0.50%
Alcorn State University Educational Building Corp. (Student Housing); Series 2009 A, RB	4.63%	09/01/26	1,695	1,895,739
Mississippi (State of) Development Bank (Jackson County Limited Tax Note); Series 2009, Special Obligation RB (INS-AGC)(c)	5.00%	07/01/24	1,000	1,148,900
Mississippi (State of) Development Bank (Lowndes County Industrial Development); Series 2007, Special Obligation RB (INS-AGM)(c)	5.00%	07/01/19	1,160	1,317,969
Mississippi (State of) Development Bank (Mississippi Power Co.); Series 2007 A, Special Obligation RB (INS-AMBAC)(c)	5.00%	07/01/16	1,000	1,111,390
Mississippi (State of) Hospital Equipment & Facilities Authority (Baptist Memorial Health Care); Series 2004 B-2, RB	5.00%	09/01/23	1,975	2,294,969
				7,768,967

Missouri–1.21%
Cass (County of); Series 2007, Hospital RB	5.00%	05/01/17	500	540,685
Kansas City (City of);
Series 2008 A, Ref. General Improvement Airport RB	4.00%	09/01/14	1,000	1,050,540
Series 2010 B, Ref. Special Obligation Tax Allocation RB	4.13%	01/01/21	2,000	2,226,440
Ladue School District; Series 2007, Ref. & Improvement Unlimited Tax GO Bonds	5.00%	03/01/25	1,250	1,435,825
Missouri (State of) Development Finance Board (Missouri Association of Municipal Utilities Lease Pool Program); Series 1999, VRD Lease RB(g)(h)	2.75%	12/01/22	470	470,000
Missouri (State of) Health & Educational Facilities Authority (SSM Health Care);
Series 2010 B, Health Facilities RB	5.00%	06/01/19	1,000	1,207,980
Series 2010 B, Health Facilities RB	5.00%	06/01/21	4,645	5,602,195
Missouri (State of) Health & Educational Facilities Authority (St. Luke’s Episcopal-Presbyterian Hospitals); Series 2011, Health Facilities RB	5.00%	12/01/13	200	207,102
Missouri (State of) Health & Educational Facilities Authority (St. Luke’s Health System, Inc.); Series 2010 A, RB	5.00%	11/15/20	1,000	1,194,030
St. Charles (City of); Series 2012, COP	2.00%	05/01/15	1,885	1,927,167
St. Louis (City of) (Lambert-St. Louis International Airport); Series 2007 A, Ref. Airport RB (INS-AGM)(c)	5.00%	07/01/20	1,125	1,260,473
St. Louis Municipal Finance Corp. (Convention Center Capital Improvement); Series 2008, Leasehold RB (INS-AGC)(c)	5.00%	07/15/21	1,500	1,666,890
				18,789,327

Montana–0.51%
Gallatin (County of) Airport Authority (Passenger Facility Charge Supported); Series 2009, RB	4.38%	06/01/29	1,500	1,615,935
Helena (City of); Series 2009, COP	5.00%	01/01/29	400	450,664
Montana (State of) Facility Finance Authority (Kalispell Regional Medical Center Obligated Group); Series 2010, Health Care Facilities RB	5.00%	07/01/30	400	451,196

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Tax-Free Intermediate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Montana–(continued)
Montana (State of) Facility Finance Authority (Master Loan Program—Glendive Medical Center, Inc.); Series 2008 A, Health Care Facilities RB (CEP-State of Montana Board of Investments)	4.63%	07/01/18	$1,010	$1,189,598
Montana (State of) Facility Finance Authority (Sisters of Charity of Leavenworth Health System);
Series 2010 B, Ref. RB	4.00%	01/01/20	1,000	1,141,350
Series 2010 B, Ref. RB	5.00%	01/01/19	2,500	2,997,650
				7,846,393

Nebraska–0.03%
Douglas County School District No. 10 (Elkhorn Public Schools); Series 2009, Unlimited Tax GO Bonds(a)(d)	5.45%	01/12/14	500	522,880

Nevada–2.22%
Carson City (City of) (Carson-Tahoe Regional Medical Center); Series 2012, Ref. Hospital RB	5.00%	09/01/27	2,000	2,262,460
Clark (County of);
Series 2006, Bond Bank Limited Tax GO Bonds (INS-AMBAC)(c)	5.00%	11/01/21	5,235	6,016,062
Series 2009 C, Sub. Lien Airport System RB (INS-AGM)(c)	5.00%	07/01/22	1,000	1,153,660
Series 2009 C, Sub. Lien Airport System RB (INS-AGM)(c)	5.00%	07/01/23	4,000	4,586,760
Series 2009 C, Sub. Lien Airport System RB (INS-AGM)(c)	5.00%	07/01/24	1,855	2,107,874
Series 2009 C, Sub. Lien Airport System RB (INS-AGM)(c)	5.00%	07/01/25	1,500	1,692,795
Sr. Series 2010 D, Airport System RB	4.00%	07/01/17	2,000	2,249,740
Clark County School District; Series 2004 A, Ref. Limited Tax GO Bonds (INS-AGM)(c)	5.00%	06/15/16	5,000	5,294,450
Humboldt (County of) (Idaho Power Co.); Series 2003, Ref. PCR	5.15%	12/01/24	4,100	4,587,777
Las Vegas (City of) Valley Water District; Series 2009 D, Ref. Limited Tax GO Bonds	5.00%	06/01/16	500	567,280
Reno (City of) (Washoe Medical Center);
Series 2004 C, Hospital RB (INS-AGM)(c)	5.00%	06/01/15	750	814,792
Series 2004 C, Hospital RB (INS-AGM)(c)	5.00%	06/01/17	1,365	1,566,447
Series 2005 A, Hospital RB (INS-AGM)(c)	5.25%	06/01/17	1,300	1,505,231
				34,405,328

New Hampshire–0.37%
Manchester (City of);
Series 2009 A, Ref. General Airport RB	5.00%	01/01/15	1,750	1,862,297
Series 2009 A, Ref. General Airport RB	5.00%	01/01/17	500	557,840
New Hampshire (State of) Health & Education Facilities Authority (Concord Hospital);
Series 2011, RB	5.25%	10/01/25	525	611,704
Series 2011, RB	5.50%	10/01/26	510	605,283
New Hampshire (State of) Housing Finance Authority;
Series 2008 E, Single Family Mortgage Acquisition RB	5.05%	07/01/23	390	425,396
Series 2008 E, Single Family Mortgage Acquisition RB	5.30%	07/01/28	270	296,123
Series 2009 A, Single Family Mortgage Acquisition RB	5.13%	07/01/29	1,185	1,308,276
				5,666,919

New Jersey–3.11%
New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties LLC-Montclair State University Student Housing);
Series 2010 A, RB	5.00%	06/01/21	1,500	1,727,130
Series 2010 A, RB	5.25%	06/01/20	1,295	1,530,289
New Jersey (State of) Economic Development Authority;
Series 2004, Cigarette Tax RB(d)	5.50%	06/15/16	1,805	2,100,334
Series 2010 DD-1, Ref. School Facilities Construction RB	5.00%	12/15/16	630	725,414
Series 2010 DD-1, Ref. School Facilities Construction RB	5.00%	12/15/17	1,550	1,830,100
Series 2012, Ref. RB	5.00%	06/15/23	1,500	1,764,120
Series 2012, Ref. RB	5.00%	06/15/24	4,500	5,234,805
New Jersey (State of) Educational Facilities Authority (Seton Hall University); Series 2011 A, Ref. RB	2.00%	07/01/14	1,000	1,018,140

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Tax-Free Intermediate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Health Care Facilities Financing Authority (Barnabas Health);
Series 2012 A, Ref. RB	5.00%	07/01/22	$650	$784,010
Series 2012 A, Ref. RB	5.00%	07/01/23	1,000	1,190,570
Series 2012 A, Ref. RB	5.00%	07/01/24	2,000	2,374,780
New Jersey (State of) Health Care Facilities Financing Authority (Barnabus Health); Series 2011 A, Ref. RB	5.00%	07/01/13	1,000	1,016,020
New Jersey (State of) Health Care Facilities Financing Authority (Meridian Health System Obligated Group); Series 2011, Ref. RB	5.00%	07/01/15	1,000	1,098,340
New Jersey (State of) Transportation Trust Fund Authority;
Series 2011 B, Transportation System RB	5.00%	06/15/19	1,000	1,203,680
Series 2011 B, Transportation System RB	5.00%	06/15/20	1,000	1,214,600
Series 2011 B, Transportation System RB	5.00%	06/15/21	1,000	1,214,810
Series 2012 AA, Transportation Program RB	5.00%	06/15/23	2,000	2,436,340
New Jersey (State of) Turnpike Authority;
Series 2009 H, RB	5.00%	01/01/20	2,000	2,379,600
Series 2009 H, RB	5.00%	01/01/21	2,000	2,349,080
Newark (City of) Housing Authority (South Ward Police Facility);
Series 2009 A, City-Secured Police Facility RB (INS-AGC)(c)	5.00%	12/01/21	1,130	1,344,530
Series 2009 A, City-Secured Police Facility RB (INS-AGC)(c)	5.38%	12/01/26	750	879,570
Newark (City of); Series 2010 A, Ref. Qualified General Improvement Unlimited Tax GO Bonds	4.00%	10/01/16	3,710	4,056,922
North Hudson Sewerage Authority; Series 2012 A, Gross Revenue Lease Ctfs.	5.00%	06/01/25	1,500	1,768,500
Perth Amboy (City of) Board of Education;
Series 2010, Ref. COP (INS-AGC)(c)	4.00%	06/15/15	1,345	1,419,432
Series 2010, Ref. COP (INS-AGC)(c)	4.00%	12/15/15	1,395	1,487,670
South Jersey Port Corp.; Series 2009 P-2, Marine Terminal RB	4.00%	01/01/16	1,505	1,634,927
South Jersey Transportation Authority; Series 2012 A, Ref. RB	5.00%	11/01/24	2,000	2,376,180
				48,159,893

New Mexico–0.32%
New Mexico (State of) Hospital Equipment Loan Council (Haverland Charter Lifestyle Group); Series 2013, First Mortgage RB	4.00%	07/01/22	4,965	4,995,634

New York–3.23%
Amherst Development Corp. (UBF Faculty-Student Housing Corp.—Greiner & Hadley Projects at SUNY Buffalo); Series 2010 A, Student Housing Facility RB (INS-AGM)(c)	4.00%	10/01/16	1,000	1,090,020
Babylon (Town of) Industrial Development Agency (Covanta Babylon, Inc.);
Series 2009 A, Resource Recovery RB	5.00%	01/01/14	560	580,194
Series 2009 A, Resource Recovery RB	5.00%	01/01/18	445	511,514
Series 2009 A, Resource Recovery RB	5.00%	01/01/19	365	425,846
Metropolitan Transportation Authority; Series 2012 F, Ref. RB	5.00%	11/15/25	5,000	6,005,050
Nassau (County of) Industrial Development Agency (New York Institute of Technology);
Series 2000 A, Ref. Civic Facility RB	5.25%	03/01/17	930	1,054,006
Series 2000 A, Ref. Civic Facility RB	5.25%	03/01/19	1,585	1,853,642
New York (City of) Transitional Finance Authority;
Series 2009 S-5, Building Aid RB	5.00%	01/15/16	2,000	2,259,580
Series 2009 S-5, Building Aid RB	5.00%	01/15/17	1,875	2,176,219
New York (City of); Subseries 2008 J-1, Unlimited Tax GO Bonds	5.00%	08/01/17	750	887,685
New York (State of) Dormitory Authority (Mount Sinai Hospital Obligated Group); Series 2010 A, RB	5.00%	07/01/19	500	601,620
New York (State of) Dormitory Authority (Mount Sinai School of Medicine of New York University); Series 2009, RB	5.50%	07/01/22	2,925	3,454,425
New York (State of) Dormitory Authority (North Shore—Long Island Jewish Obligated Group); Series 2011 A, RB	5.00%	05/01/15	500	550,010
New York (State of) Dormitory Authority (School Districts Financing Program); Series 2008 D, RB (INS-AGC)(c)	5.75%	10/01/24	1,000	1,214,190
New York (State of) Dormitory Authority (St. Lawrence University); Series 2009, RB(d)	5.00%	07/01/14	2,000	2,126,180

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Tax-Free Intermediate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (Yeshiva University);
Series 2009, RB	5.00%	09/01/22	$2,635	$3,102,475
Series 2011 A, RB	4.00%	11/01/14	1,550	1,640,443
Series 2011 A, RB	4.00%	11/01/15	1,580	1,708,185
Series 2011 A, RB	4.00%	11/01/16	1,090	1,203,567
New York (State of) Energy Research & Development Authority (New York State Electric & Gas Corp.); Series 1994 C, Ref. PCR(a)(b)	3.00%	06/03/13	4,000	4,026,240
New York City Housing Development Corp.; Series 2009 L-2, MFH RB(a)(b)	2.00%	09/16/13	3,220	3,241,767
Niagara Falls (City of) Bridge Commission; Series 1993 A, Toll Bridge System RB (INS-AGC)(c)	4.00%	10/01/19	1,100	1,211,628
Tobacco Settlement Financing Corp.;
Series 2011 A, Asset-Backed RB	3.00%	06/01/16	3,000	3,221,160
Series 2011 A, Asset-Backed RB	4.00%	06/01/17	4,000	4,511,320
Yonkers (City of);
Series 2010 A, Unlimited Tax GO Bonds (INS-AGM)(c)	5.00%	11/15/20	655	787,742
Series 2010 A, Unlimited Tax GO Bonds (INS-AGM)(c)	5.00%	11/15/22	500	583,745
				50,028,453

North Carolina–1.27%
Charlotte (City of) & Mecklenburg (County of) Hospital Authority (Carolinas HealthCare System);
Series 2007 A, Ref. Health Care RB	5.00%	01/15/19	1,000	1,138,790
Series 2009 A, Ref. Health Care RB	5.00%	01/15/20	3,500	4,168,080
North Carolina (State of) Eastern Municipal Power Agency;
Series 2008 C, Power System RB (INS-AGC)(c)	6.00%	01/01/19	420	475,041
Series 2012 A, Power System RB	5.00%	01/01/26	1,500	1,781,085
North Carolina (State of) Medical Care Commission (Wake Forest Baptist); Series 2012, Ref. Health Care Facilities VRD RB(g)	0.85%	12/01/33	5,000	5,000,000
North Carolina (State of) Municipal Power Agency No. 1; Series 2012 A, Ref. Catawba Electric RB	5.00%	01/01/19	3,000	3,625,230
North Carolina (State of); Series 2011, Vehicle Grant Anticipation RB(a)(b)	4.00%	03/01/18	2,000	2,256,500
Oak Island (Town of); Series 2008 A, Enterprise System RB (INS-NATL)(c)	5.00%	06/01/20	1,065	1,210,064
				19,654,790

Ohio–5.42%
Akron (City of);
Series 2009, Ref. & Improvement Waterworks System Mortgage RB (INS-AGC)(c)	5.00%	03/01/16	2,675	3,011,274
Series 2009, Ref. & Improvement Waterworks System Mortgage RB (INS-AGC)(c)	5.00%	03/01/18	2,010	2,384,925
Akron, Bath & Copley Joint Township Hospital District (Medical Center of Akron); Series 2012, RB	5.00%	11/15/25	1,000	1,139,010
Allen (County of) (Catholic Healthcare Partners);
Series 2010 B, Hospital Facilities RB	5.00%	09/01/16	1,000	1,136,000
Series 2010 B, Hospital Facilities RB	5.00%	09/01/18	2,000	2,390,020
Series 2010 B, Hospital Facilities RB	5.00%	09/01/20	2,920	3,560,882
American Municipal Power, Inc. (Amp Fremont Energy Center); Series 2012, RB	5.00%	02/15/22	1,725	2,106,398
American Municipal Power, Inc. (Hydroelectric); Series 2009 C, RB	5.00%	02/15/23	2,850	3,262,594
Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-1, Sr. Asset-Backed RB	5.00%	06/01/16	1,430	1,594,793
Series 2007 A-1, Sr. Asset-Backed RB	5.00%	06/01/17	1,985	2,265,222
Cleveland (City of);
Series 2006 A, Airport System RB (INS-AMBAC)(c)	5.25%	01/01/21	3,980	4,841,829
Series 2009 C, Airport System RB (INS-AGC)(c)	5.00%	01/01/18	2,000	2,327,220
Series 2009 C, Airport System RB (INS-AGC)(c)	5.00%	01/01/19	2,000	2,347,880
Series 2009 C, Airport System RB (INS-AGC)(c)	5.00%	01/01/20	4,000	4,657,200
Series 2009 C, Airport System RB (INS-AGC)(c)	5.00%	01/01/23	2,000	2,267,220
Series 2009 C, Airport System RB (INS-AGC)(c)	5.00%	01/01/27	1,000	1,104,990
Series 2011 A, Airport System RB	5.00%	01/01/17	7,605	8,657,532
Series 2011 A, Airport System RB	5.00%	01/01/22	2,315	2,738,298

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Tax-Free Intermediate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Cleveland State University; Series 2012, RB	5.00%	06/01/27	$3,120	$3,648,934
Franklin (County of) (OhioHealth Corp.); Series 2011 D, Ref. Hospital Facilities RB(a)(b)	4.00%	08/01/16	2,500	2,748,075
Hancock (County of) (Blanchard Valley Regional Health Center);
Series 2011 A, Hospital Facilities RB	4.00%	12/01/16	250	271,940
Series 2011 A, Hospital Facilities RB	5.00%	12/01/18	170	197,574
Series 2011 A, Hospital Facilities RB	5.75%	12/01/26	250	294,698
Ohio (State of) (Cleveland Clinic Health System Obligated Group);
Series 2009 B-1, Hospital RB	4.75%	01/01/20	3,000	3,513,090
Series 2009 B-1, Hospital RB	4.75%	01/01/21	1,000	1,159,550
Series 2009 B-1, Hospital RB	5.00%	01/01/22	1,000	1,163,100
Series 2011 B-1, Ref. Hospital RB	5.00%	01/01/24	1,000	1,189,140
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.);
Series 2009, Ref. PCR(a)(b)	2.25%	09/15/16	1,000	1,013,320
Series 2009 A, RB	5.70%	08/01/20	6,120	7,356,791
Series 2009 C, Ref. PCR	5.63%	06/01/18	3,200	3,753,440
Ohio (State of) Higher Educational Facility Commission (University Hospitals Health System, Inc.); Series 2009 C, Hospital RB(a)(b)	4.88%	07/15/15	2,525	2,745,660
Ohio (State of) Higher Educational Facility Commission (University of Dayton); Series 2013, RB	5.00%	12/01/24	585	708,049
Ohio (State of); Series 2009 A II, Parks & Recreation Capital Facilities RB	5.00%	12/01/19	1,825	2,241,136
				83,797,784

Oklahoma–1.34%
Cleveland (County of) Justice Authority (Detention Facility); Series 2009 A, Sales Tax RB	5.00%	03/01/22	1,000	1,090,790
Oklahoma (County of) Finance Authority (Western Heights Public Schools); Series 2009, Educational Facilities Lease RB	4.50%	09/01/19	2,000	2,301,720
Oklahoma (State of) Development Finance Authority (Oklahoma State System of Higher Education); Series 2009 A, Master Real Property Lease RB	4.00%	06/01/20	1,000	1,154,220
Oklahoma (State of) Industries Authority (Oklahoma Medical Research Foundation); Series 2008, RB	5.50%	07/01/29	1,280	1,431,770
Oklahoma (State of) Municipal Power Authority;
Series 2008 A, Power Supply System RB	5.25%	01/01/18	300	357,213
Series 2008 A, Power Supply System RB	5.38%	01/01/19	250	296,292
Series 2008 A, Power Supply System RB	5.88%	01/01/28	250	294,043
Okmulgee (City of) Municipal Authority; Series 2009 A, Utility System & Sales Tax RB	4.00%	12/01/19	2,165	2,446,147
Tulsa (City of) Airports Improvement Trust;
Series 2009 A, General RB	4.00%	06/01/15	670	712,404
Series 2009 A, General RB	5.38%	06/01/24	1,750	1,865,220
Tulsa (County of) Industrial Authority (Jenks Public Schools); Series 2009, Educational Facilities Lease RB	4.00%	09/01/14	2,000	2,108,720
Tulsa (County of) Industrial Authority;
Series 2003 A, Capital Improvements RB	4.00%	05/15/16	5,000	5,516,350
Series 2005 A, Capital Improvements RB	4.00%	05/15/17	1,000	1,123,700
				20,698,589

Oregon–0.68%
Lane (County of); Series 2009 A, Limited Tax GO Bonds	4.00%	11/01/16	1,000	1,117,230
Oregon (State of) Department of Administrative Services; Series 2009 A, Lottery RB	5.00%	04/01/28	500	578,320
Oregon (State of) Facilities Authority (Legacy Health System); Series 2010 A, Ref. RB	5.00%	03/15/16	1,490	1,663,898
Oregon (State of) Facilities Authority (PeaceHealth);
Series 2009 A, Ref. RB	5.00%	11/01/15	660	738,837
Series 2009 A, Ref. RB	5.00%	11/01/16	1,880	2,161,022
Oregon (State of) Facilities Authority (Samaritan Health Services); Series 2010 A, Ref. RB	4.00%	10/01/16	1,000	1,088,550
Portland (City of); Series 2011 B, Central Eastside Urban Renewal & Redevelopment Tax Allocation RB	5.25%	06/15/29	1,000	1,132,330
Salem-Keizer School District No. 24J; Series 2009 B, Unlimited Tax CAB GO Bonds (CEP-Oregon School Bond Guaranty)(e)	0.00%	06/15/23	2,500	1,974,275
				10,454,462

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Tax-Free Intermediate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–5.39%
Bethel Park School District; Series 2009, Limited Tax GO Bonds	4.00%	08/01/17	$800	$913,736
Delaware (County of) Authority (Villanova University); Series 2010, RB	4.00%	12/01/16	500	556,225
Montgomery (County of) Industrial Development Authority (ACTS Retirement-Life Community); Series 2012, Ref. RB	5.00%	11/15/25	1,000	1,139,010
Pennsylvania (Sate of) Economic Development Financing Agency (Forum Place);
Series 2012, Governmental Lease RB	3.00%	03/01/14	450	460,138
Series 2012, Governmental Lease RB	4.00%	03/01/16	250	269,842
Pennsylvania (State of) Economic Development Financing Authority (PPL Electric Utilities Corp.); Series 2008, Ref. PCR	4.00%	10/01/23	500	542,905
Pennsylvania (State of) Economic Development Financing Authority (Shippingport); Series 2006 A, Exempt Facilities RB(a)(b)	2.55%	12/03/18	2,000	2,012,800
Pennsylvania (State of) Economic Development Financing Authority (Waste Management); Series 2009, Solid Waste Disposal RB(a)(b)	1.75%	12/01/15	2,000	2,042,900
Pennsylvania (State of) Higher Educational Facilities Authority (Carnegie Mellon University);
Series 2009, RB	4.25%	08/01/19	3,000	3,507,360
Series 2009, RB	5.00%	08/01/17	1,000	1,177,030
Series 2009, RB	5.00%	08/01/21	775	917,073
Pennsylvania (State of) Higher Educational Facilities Authority (Temple University);
Series 2012, RB	5.00%	04/01/25	1,000	1,197,220
Series 2012, RB	5.00%	04/01/26	1,000	1,188,740
Pennsylvania (State of) Higher Educational Facilities Authority (University of Pennsylvania Health System); Series 2008 B, RB	5.00%	08/15/13	1,345	1,374,819
Pennsylvania (State of) Higher Educational Facilities Authority (University of Pittsburgh Medical Center); Series 2010 E, RB	5.00%	05/15/21	5,000	6,010,300
Pennsylvania (State of) Turnpike Commission;
Series 2008 C-1, Sub. RB (INS-AGC)(c)	6.00%	06/01/23	500	606,070
Series 2009 B, Sub. RB	5.00%	06/01/21	3,550	4,110,296
Series 2009 B, Sub. RB	5.25%	06/01/24	2,500	2,888,700
Series 2011 A, RB	5.00%	12/01/22	1,500	1,866,390
Series 2011 A, RB	5.00%	12/01/23	1,500	1,876,200
Series 2012 B, VRD RB(g)	0.66%	12/01/16	5,000	5,000,000
Philadelphia (City of) (1975 General Ordinance); Twentieth Series 2011, Ref. Gas Works RB	4.00%	07/01/15	2,465	2,605,653
Philadelphia (City of) (1998 General Ordinance);
Tenth Series 2011, Ref. Gas Works RB	4.00%	07/01/13	1,165	1,177,431
Tenth Series 2011, Ref. Gas Works RB	4.00%	07/01/14	1,605	1,665,380
Tenth Series 2011, Ref. Gas Works RB (INS-AGM)(c)	4.00%	07/01/17	1,000	1,086,450
Philadelphia (City of) Industrial Development Authority (Discovery Charter School); Series 2012, RB	5.50%	04/01/27	1,320	1,408,414
Philadelphia (City of);
Series 2009 A, Ref. Unlimited Tax GO Bonds (INS-AGC)(c)	4.50%	08/01/20	2,150	2,436,337
Series 2009 A, Ref. Unlimited Tax GO Bonds (INS-AGC)(c)	5.25%	08/01/21	2,500	2,911,975
Series 2009 A, Ref. Unlimited Tax GO Bonds (INS-AGC)(c)	5.25%	08/01/22	5,000	5,773,800
Series 2009 B, Limited Tax GO Bonds (INS-AGC)(c)	5.75%	07/15/17	1,000	1,131,990
Series 2009 B, Limited Tax GO Bonds (INS-AGC)(c)	6.00%	07/15/18	1,000	1,133,640
Series 2009 B, Limited Tax GO Bonds (INS-AGC)(c)	6.25%	07/15/23	2,000	2,318,140
Series 2010 A, Ref. Water & Wastewater RB (INS-AGM)(c)	5.00%	06/15/19	1,000	1,211,010
Philadelphia School District; Series 2010 C, Ref. Unlimited Tax GO Bonds	5.00%	09/01/14	1,000	1,068,080
Pittsburgh Public School District; Series 2009 A, Limited Tax GO Bonds (INS-AGC)(c)	4.00%	09/01/19	3,105	3,570,502
Reading (City of); Series 2008, Unlimited Tax GO Bonds (INS-AGM)(c)	5.63%	11/01/23	1,500	1,743,150
South Fork (Borough of) Municipal Authority (Conemaugh Valley Memorial Hospital); Series 2005 A, Ref. Hospital RB (INS-AGC)(c)	6.00%	07/01/26	500	598,160
Spring-Ford Area School District;
Series 2012, Unlimited Tax GO Bonds	2.00%	03/01/15	500	514,105
Series 2012, Unlimited Tax GO Bonds	3.00%	03/01/16	685	732,135
Series 2012, Unlimited Tax GO Bonds	3.00%	03/01/17	620	673,599

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Tax-Free Intermediate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
St. Mary Hospital Authority (Catholic Health East);
Series 2010 A, Health System RB	4.00%	11/15/15	$1,445	$1,555,427
Series 2010 A, Health System RB	5.00%	11/15/18	2,645	3,104,595
University of Pittsburgh—Of the Commonwealth System of Higher Education (University Capital);
Series 2002 B, Ref. RB(a)(b)	5.50%	09/15/13	1,000	1,029,220
Series 2005 A, RB(a)(b)	5.50%	09/15/15	1,000	1,029,220
West Mifflin Area School District; Series 2009, Limited Tax GO Bonds (INS-AGM)(c)	5.50%	04/01/24	500	594,585
York (City of) Sewer Authority;
Series 2010, Gtd. RB (INS-AGC)(c)	5.00%	12/01/22	750	827,790
Series 2010, Gtd. RB (INS-AGC)(c)	5.00%	12/01/23	1,620	1,774,694
				83,333,236

Puerto Rico–0.46%
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2012 A, RB	5.00%	07/01/29	3,000	3,045,690
Puerto Rico Sales Tax Financing Corp.;
First Subseries 2009 A, RB	5.00%	08/01/19	3,000	3,477,690
First Subseries 2010 A, RB	3.38%	08/01/16	500	528,620
				7,052,000

Rhode Island–0.70%
Rhode Island (State of) Student Loan Authority; Sr. Series 2009 A, Student Loan Program RB	4.75%	12/01/15	1,150	1,247,141
Rhode Island Health & Educational Building Corp. (Lifespan Obligated Group);
Series 2006 A, Ref. Hospital Financing RB (INS-AGM)(c)	5.00%	05/15/15	1,000	1,086,910
Series 2009 A, Hospital Financing RB (INS-AGC)(c)	6.13%	05/15/27	500	592,155
Rhode Island Health & Educational Building Corp. (Public Schools Financing Program—City of Woonsocket);
Series 2009 E, RB (INS-AGC)(c)	5.00%	05/15/19	2,145	2,468,423
Series 2009 E, RB (INS-AGC)(c)	5.00%	05/15/20	1,000	1,139,930
Series 2009 E, RB (INS-AGC)(c)	5.00%	05/15/22	2,535	2,838,363
Rhode Island Health & Educational Building Corp. (University of Rhode Island—Auxiliary Enterprise); Series 2009 B, Higher Education Facility RB (INS-AGC)(c)	5.25%	09/15/29	1,265	1,452,878
				10,825,800

South Carolina–1.67%
Greenwood (County of) (Self Regional Healthcare);
Series 2012 B, Ref. Hospital RB	5.00%	10/01/27	3,130	3,599,281
Series 2012 B, Ref. RB	5.00%	10/01/25	1,250	1,443,313
Oconee (County of) (Duke Energy Carolinas); Series 1993, Ref. Pollution Control Facilities RB	3.60%	02/01/17	1,000	1,085,960
Piedmont Municipal Power Agency;
Series 2009 A-3, Ref. Electric RB	5.00%	01/01/16	2,225	2,476,024
Series 2009 A-4, Ref. Electric RB	5.00%	01/01/20	2,000	2,376,900
Rock Hill (City of); Series 2009 C, Ref. Combined Utility System RB (INS-AGC)(c)	4.00%	01/01/15	2,405	2,552,018
South Carolina (State of) Education Assistance Authority; Series 2009 I, Student Loan RB	4.40%	10/01/18	775	859,281
South Carolina (State of) Jobs-Economic Development Authority (AnMed Health);
Series 2010, Ref. Hospital RB	5.00%	02/01/15	1,000	1,078,780
Series 2010, Ref. Hospital RB	5.00%	02/01/16	1,140	1,270,975
Series 2010, Ref. Hospital RB	5.00%	02/01/18	1,000	1,168,820
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health);
Series 2005 A, Ref. Hospital RB (INS-AGM)(c)	4.00%	08/01/17	1,500	1,667,925
Series 2009, Ref. & Improvement Hospital RB	5.00%	08/01/15	500	546,745
South Carolina (State of) Transportation Infrastructure Bank; Series 2004 A, RB(a)(d)	5.25%	10/01/14	1,390	1,501,144
Spartanburg (City of) Sanitary Sewer District; Series 2009 B, Ref. Conv. Sewer System RB (INS-AGC)(c)	4.00%	03/01/16	1,110	1,209,034

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Tax-Free Intermediate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina–(continued)
Spartanburg Regional Health Services District, Inc.;
Series 2008 A, Ref. Hospital RB (INS-AGC)(c)	4.50%	04/15/27	$1,735	$1,851,471
Series 2008 D, Ref. Hospital RB (INS-AGC)(c)	5.25%	04/15/20	1,000	1,167,210
				25,854,881
South Dakota–0.95%
Rapid City (City of);
Series 2009, Water RB	5.00%	11/01/21	1,170	1,426,160
Series 2009, Water RB	5.00%	11/01/24	1,620	1,954,141
Series 2009, Water RB	5.00%	11/01/25	1,650	1,989,289
South Dakota (State of) Health & Educational Facilities Authority (Avera Health);
Series 2012 A, RB	5.00%	07/01/24	1,575	1,813,408
Series 2012 A, RB	5.00%	07/01/25	2,655	3,036,816
South Dakota (State of) Health & Educational Facilities Authority (Regional Health);
Series 2010, RB	5.00%	09/01/21	1,000	1,181,050
Series 2011, RB	4.00%	09/01/13	500	509,520
South Dakota (State of) Health & Educational Facilities Authority (Sanford Health);
Series 2009, RB	5.00%	11/01/16	500	568,060
Series 2009, RB	5.00%	11/01/17	430	500,675
Series 2009, RB	5.00%	11/01/24	1,000	1,130,000
Series 2009, RB	5.25%	11/01/29	500	561,305
				14,670,424

Tennessee–0.87%
Chattanooga (City of) & Hamilton (County of) Hospital Authority (Erlanger Health System); Series 2004, Ref. RB (INS-AGM)(c)	4.50%	10/01/16	2,500	2,788,675
Jackson (City of) (Jackson-Madison County General Hospital); Series 2008, Ref. & Improvement Hospital RB	5.25%	04/01/23	1,000	1,137,760
Memphis (City of) & Shelby (County of) Airport Authority; Series 2011 D, Ref. RB	5.00%	07/01/22	2,165	2,604,495
Nashville (City of) & Davidson (County of) Metropolitan Government Health & Educational Facilities Board (Blakeford at Green Hills);
Series 2012, Ref. & Improvement RB	5.00%	07/01/20	860	990,901
Series 2012, Ref. & Improvement RB	5.00%	07/01/21	885	1,017,201
Sevierville (City of) Public Building Authority; Series 2009, Local Government Public Improvement RB	4.00%	06/01/14	2,500	2,613,325
Shelby (County of) Health, Educational & Housing Facilities Board (Baptist Memorial Health Care);
Series 2004 A, RB	5.00%	09/01/18	500	598,680
Series 2004 A, RB	5.00%	09/01/19	500	607,610
Shelby (County of) Health, Educational & Housing Facilities Board (Methodist Healthcare); Series 2004 B, RB (INS-AGM)(c)	5.00%	09/01/17	1,000	1,159,030
				13,517,677

Texas–8.69%
Beaumont Independent School District; Series 2009, School Building Unlimited Tax GO Bonds (INS-AGC)(c)	5.00%	02/15/24	1,500	1,723,965
Bexar (County of) Metropolitan Water District;
Series 2009, Ref. Waterworks System RB	5.00%	05/01/16	1,295	1,440,195
Series 2009, Ref. Waterworks System RB	5.00%	05/01/19	2,500	2,927,075
Series 2009, Ref. Waterworks System RB	5.00%	05/01/20	2,500	2,885,650
Series 2009, Ref. Waterworks System RB	5.00%	05/01/21	2,500	2,855,800
Series 2009, Ref. Waterworks System RB	5.00%	05/01/22	2,500	2,832,850
Corpus Christi Independent School District; Series 2009, School Building Unlimited Tax GO Bonds	5.00%	08/15/22	1,100	1,355,915
Dallas (County of) Utility & Reclamation District;
Series 2005 A, Ref. Unlimited Tax GO Bonds (INS-AMBAC)(c)	5.00%	02/15/19	1,200	1,361,688
Series 2005 A, Ref. Unlimited Tax GO Bonds (INS-AMBAC)(c)	5.15%	02/15/21	3,000	3,373,620
Dallas-Fort Worth International Airport Facilities Improvement Corp.; Series 2009 A, Ref. Joint RB	4.00%	11/01/14	1,500	1,591,035
Galveston (City of); Series 2011, Ref. Wharves & Terminal RB	5.00%	02/01/21	1,000	1,165,720

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Tax-Free Intermediate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Harris County Cultural Education Facilities Finance Corp. (St. Luke’s Episcopal Health System);
Series 2009, Ref. RB	5.00%	02/15/14	$2,000	$2,086,100
Series 2009, Ref. RB	5.00%	02/15/17	1,700	1,952,756
Series 2009, Ref. RB	5.00%	02/15/18	2,000	2,355,560
Series 2009, Ref. RB	5.00%	02/15/19	1,000	1,200,850
Series 2009, Ref. RB	5.63%	02/15/25	2,500	2,928,675
Harris County Cultural Education Facilities Finance Corp. (TECO); Series 2009 A, Thermal Utility RB	5.00%	11/15/19	485	602,084
Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital);
Series 2009, Hospital RB	3.50%	10/01/13	750	764,513
Series 2009, Hospital RB	5.00%	10/01/24	1,750	2,047,587
Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center); Series 2009 A, Ref. Special Facilities RB (INS-AGC)(c)	5.00%	05/15/23	1,500	1,715,085
Harris County Cultural Education Facilities Finance Corp. (YMCA of the Greater Houston Area);
Series 2013 A, Ref. RB	5.00%	06/01/21	535	616,999
Series 2013 A, Ref. RB	5.00%	06/01/22	855	984,464
Series 2013 A, Ref. RB	5.00%	06/01/23	915	1,054,556
Harris County Industrial Development Corp. (Deer Park Refining Limited Partnership);
Series 2006, Solid Waste Disposal RB	5.00%	02/01/23	4,000	4,485,920
Series 2008, Solid Waste Disposal RB	4.70%	05/01/18	7,320	8,143,939
Houston (City of) Convention & Entertainment Facilities Department;
Series 2011 A, Ref. Hotel Occupancy Tax & Special RB	5.00%	09/01/13	1,000	1,024,000
Series 2011 A, Ref. Hotel Occupancy Tax & Special RB	5.00%	09/01/14	745	793,775
Series 2011 A, Ref. Hotel Occupancy Tax & Special RB	5.00%	09/01/15	1,000	1,097,400
Houston (City of);
Series 2009 A, Ref. Sr. Lien Airport System RB	5.00%	07/01/15	325	358,482
Series 2009 A, Ref. Sr. Lien Airport System RB	5.00%	07/01/16	250	284,063
Series 2009 A, Ref. Sr. Lien Airport System RB	5.00%	07/01/17	340	397,321
Series 2009 A, Ref. Sr. Lien Airport System RB	5.00%	07/01/18	500	597,300
Series 2009 A, Ref. Sr. Lien Airport System RB	5.00%	07/01/19	250	294,118
Series 2012, Ref. Floating Rate First Lien Combined Utility System RB(a)(b)	0.86%	06/01/17	2,000	2,000,000
La Vernia Higher Education Finance Corp. (Knowledge is Power Program, Inc.); Series 2009 A, RB	5.75%	08/15/24	365	413,264
Lake Worth (City of); Series 2008, Combination Tax & Revenue Limited Tax GO Ctfs. (INS-AGC)(c)	5.00%	10/01/27	1,230	1,415,275
Live Oak (City of); Series 2004, Unlimited Tax GO Bonds (INS-NATL)(c)	5.00%	08/01/16	390	411,770
Love Field Airport Modernization Corp. (Southwest Airlines Co.); Series 2010, Special Facilities RB	5.25%	11/01/40	500	549,240
Lower Colorado River Authority;
Series 1999 A, Ref. RB (INS-AGM)(c)	5.88%	05/15/14	415	417,046
Series 2009, RB	5.25%	05/15/29	455	528,428
Series 2009, Ref. RB(a)(d)	5.25%	05/15/19	5	6,210
Series 2009, Ref. RB(a)(d)	5.25%	05/15/19	10	12,467
Series 2009, Ref. RB(a)(d)	5.25%	05/15/19	30	37,402
Lufkin Health Facilities Development Corp. (Memorial Health System of East Texas);
Series 2009, Ref. & Improvement RB	5.00%	02/15/14	1,270	1,309,027
Series 2009, Ref. & Improvement RB	5.50%	02/15/15	1,875	2,001,506
Series 2009, Ref. & Improvement RB	5.50%	02/15/16	1,505	1,649,375
Series 2009, Ref. & Improvement RB	5.50%	02/15/17	2,100	2,343,894
Mansfield (City of); Series 2008, Limited Tax GO Ctfs.	6.13%	02/15/26	500	604,570
North Fort Bend Water Authority; Series 2009, Water System RB (INS-AGC)(c)	5.00%	12/15/24	2,000	2,326,720
North Texas Tollway Authority;
Series 2005 C, Dallas North Tollway System RB	5.38%	01/01/21	2,000	2,391,680
Series 2008 E-3, Ref. First Tier System RB(a)(b)	5.75%	01/01/16	2,610	2,964,725
Series 2011 B, Ref. First Tier System RB	5.00%	01/01/19	500	593,975
Series 2012 C, Ref. First Tier RB(a)(b)	1.95%	01/01/19	3,000	3,082,860

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Tax-Free Intermediate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Parker (County of); Series 2009, Road Unlimited Tax GO Bonds (INS-AGC)(c)	5.25%	02/15/26	$1,000	$1,155,130
Sachse (City of); Series 2009, Ref. & Improvement Limited Tax GO Bonds (INS-AGC)(c)	5.00%	02/15/24	500	576,575
San Jacinto River Authority (Groundwater Reduction Plan Division); Series 2011, Special Project RB (INS-AGM)(c)	4.50%	10/01/27	1,000	1,093,470
Series 2009 A, Hospital RB (INS-AGC)(c)	3.75%	09/01/14	1,000	1,043,650
Tarrant County Cultural Education Facilities Finance Corp. (Hendrick Medical Center);
Series 2009 A, Hospital RB (INS-AGC)(c)	3.75%	09/01/14	1,000	1,043,650
Series 2009 A, Hospital RB (INS-AGC)(c)	5.00%	09/01/13	500	511,430
Series 2009 A, Hospital RB (INS-AGC)(c)	5.00%	09/01/22	595	688,010
Series 2009 A, Hospital RB (INS-AGC)(c)	5.00%	09/01/24	1,280	1,459,968
Tarrant County Cultural Education Facilities Finance Corp. (Texas Health Resources System); Series 2007 A, Ref. RB	5.00%	02/15/19	4,405	5,021,700
Tarrant County Health Facilities Development Corp. (Cook Children’s Medical Center);
Series 2010 A, Hospital RB	5.00%	12/01/13	1,000	1,035,630
Series 2010 A, Hospital RB	5.00%	12/01/15	525	589,139
Series 2010 A, Hospital RB	5.00%	12/01/17	1,250	1,476,012
Texas (State of) Transportation Commission; Series 2012 B, Ref. First Tier Turnpike System RB(a)(b)	1.25%	02/15/15	9,000	9,091,080
Texas Municipal Gas Acquisition & Supply Corp.;
Series 2012, Gas Supply RB	5.00%	12/15/21	3,900	4,513,665
Series 2012, Gas Supply RB	5.00%	12/15/22	3,000	3,468,330
Series 2012, Gas Supply RB	5.00%	12/15/23	3,550	4,027,368
Texas Woman’s University; Series 2008, Financing System RB	5.13%	07/01/26	1,500	1,666,350
Trinity River Authority (Tarrant County Water); Series 2005, Ref. & Improvement RB (INS-NATL)(c)	5.00%	02/01/24	4,240	4,642,503
Tyler Health Facilities Development Corp. (Mother Frances Hospital Regional Health Care Center); Series 2011, Hospital RB	5.00%	07/01/21	1,285	1,498,644
Uptown Development Authority (Infrastructure Improvement Facilities);
Series 2009, Tax Increment Allocation Contract RB	5.00%	09/01/13	1,160	1,177,342
Series 2009, Tax Increment Allocation Contract RB	5.00%	09/01/22	900	1,008,531
Series 2009, Tax Increment Allocation Contract RB	5.10%	09/01/23	1,455	1,620,783
Series 2009, Tax Increment Allocation Contract RB	5.38%	09/01/25	450	502,610
West Harris County Regional Water Authority;
Series 2005, Water System RB (INS-AGM)(c)	5.00%	12/15/17	1,000	1,076,800
Series 2009, Water System RB	5.00%	12/15/16	1,000	1,144,600
				134,447,814

Utah–0.32%
Intermountain Power Agency; Series 2009 B, Ref. Sub. Power Supply RB	4.00%	07/01/18	1,945	2,056,896
Riverton (City of) (IHC Health Services, Inc.);
Series 2009, Hospital RB	5.00%	08/15/15	645	716,240
Series 2009, Hospital RB	5.00%	08/15/18	1,310	1,568,974
Salt Lake Valley Fire Service Area Local Building Authority; Series 2008, Lease RB	5.00%	04/01/22	500	583,390
				4,925,500

Vermont–0.18%
Vermont (State of) Educational & Health Buildings Financing Agency (Fletcher Allen Health Care); Series 2004 B, Hospital RB (INS-AGM)(c)	5.00%	12/01/22	1,000	1,129,590
Vermont (State of) Educational & Health Buildings Financing Agency (St. Michael’s College);
Series 2012, RB	5.00%	10/01/26	1,000	1,152,090
Series 2012, RB	5.00%	10/01/27	500	571,595
				2,853,275

Virgin Islands–0.86%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note—Diageo); Series 2009 A, Sub. RB	6.75%	10/01/19	1,500	1,766,820

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Tax-Free Intermediate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Virgin Islands–(continued)
Virgin Islands (Government of) Public Finance Authority (Virgin Islands Matching Fund Loan Note);
Series 2009 A-1, Ref. Sr. Lien Capital Projects RB	4.13%	10/01/18	$1,875	$2,041,931
Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/15	1,000	1,083,040
Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/16	1,000	1,103,640
Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/17	1,000	1,123,260
Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/18	1,000	1,135,380
Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/25	500	551,530
Series 2010 A, Sr. Lien RB	5.00%	10/01/15	500	541,520
Series 2010 A, Sr. Lien RB	5.00%	10/01/16	345	380,756
Series 2010 B, Sub. Lien RB	5.00%	10/01/25	750	822,578
Series 2010 B, Sub. Lien RB	5.25%	10/01/29	570	620,707
Virgin Islands (Government of) Water & Power Authority;
Series 2010 A, Ref. Electric System RB	4.00%	07/01/14	1,000	1,031,650
Series 2010 B, Electric System RB (INS-AGM)(c)	5.00%	07/01/22	1,000	1,137,580
				13,340,392

Virginia–0.59%
Chesterfield (County of) Economic Development Authority (Virginia Electric & Power Co.); Series 2009 A, Ref. PCR	5.00%	05/01/23	500	581,630
Smyth (County of) Industrial Development Authority (Mountain States Health Alliance);
Series 2010 B, Ref. Hospital RB	5.00%	07/01/15	1,095	1,180,870
Series 2010 B, Ref. Hospital RB	5.00%	07/01/16	2,090	2,304,831
Series 2010 B, Ref. Hospital RB	5.00%	07/01/18	1,255	1,436,598
Virginia (State of) Resources Authority (State Revolving Fund); Series 2008, Sub. Clean Water RB	5.00%	10/01/29	1,315	1,532,317
York (County of) Economic Development Authority (Virginia Electric & Power Co.); Series 2009 A, Ref. PCR(a)(b)	4.05%	05/01/14	2,000	2,070,060
				9,106,306

Washington–1.18%
Clark (County of) Public Utility District No. 1;
Series 2009, Ref. Electric System RB	5.00%	01/01/26	500	563,620
Series 2009, Ref. Electric System RB	5.00%	01/01/28	300	332,004
Cowlitz (County of) (Cowlitz Sewer Operating Board—Wastewater Treatment); Series 2002, Ref. Special Sewer RB (INS-NATL)(c)	5.50%	11/01/19	2,500	2,930,175
Washington (State of) Health Care Facilities Authority (Highline Medical Center); Series 2008, Mortgage RB (CEP-FHA)	5.25%	08/01/23	985	1,099,250
Washington (State of) Health Care Facilities Authority (MultiCare Health System); Series 2008 A, RB (INS-AGC)(c)	5.75%	08/15/29	450	521,213
Washington (State of) Higher Education Facilities Authority (Gonzaga University);
Series 2009, Ref. RB	5.38%	04/01/20	1,050	1,224,731
Series 2010 A, Ref. RB	4.50%	04/01/16	3,095	3,357,332
Series 2010 A, Ref. RB	4.50%	04/01/17	2,725	3,007,119
Series 2010 A, Ref. RB	5.00%	04/01/15	2,955	3,165,573
Series 2010 A, Ref. RB	5.00%	04/01/19	1,810	2,105,826
				18,306,843

West Virginia–0.39%
Mason (County of) (Appalachian Power Co.); Series 2003 L, PCR(a)(b)	2.00%	10/01/14	3,500	3,562,650
West Virginia (State of) Hospital Finance Authority (Charleston Area Medical Center, Inc.); Series 2009 A, Ref. & Improvement RB	5.00%	09/01/13	1,000	1,022,340
West Virginia (State of) Hospital Finance Authority (West Virginia University Hospitals, Inc.); Series 2003 D, Hospital Improvement RB (INS-AGM)(c)	5.38%	06/01/28	1,200	1,406,316
				5,991,306

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Tax-Free Intermediate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–1.54%
Manitowoc (City of); Series 2009, Ref. Electric Power System RB (INS-AGC)(c)	4.25%	10/01/15	$1,510	$1,637,051
Wisconsin (State of) Health & Educational Facilities Authority (Aurora Health Care, Inc.);
Series 2009 B, RB(a)(b)	4.75%	08/15/14	1,000	1,049,640
Series 2009 B, RB(a)(b)	5.13%	08/15/16	2,130	2,372,863
Wisconsin (State of) Health & Educational Facilities Authority (Froedtert & Community Health, Inc. Obligated Group);
Series 2009 C, RB	4.00%	04/01/15	2,060	2,205,127
Series 2009 C, RB	5.00%	04/01/19	750	909,315
Series 2009 C, RB	5.00%	04/01/20	750	892,163
Wisconsin (State of) Health & Educational Facilities Authority (Marquette University);
Series 2008 B-1, Ref. RB	3.50%	10/01/16	1,005	1,093,048
Series 2008 B-1, Ref. RB	3.75%	10/01/18	880	992,614
Series 2008 B-3, RB	3.75%	10/01/18	1,125	1,268,966
Series 2008 B-3, RB	4.00%	10/01/19	1,145	1,317,803
Series 2012, Ref. RB	5.00%	10/01/24	700	852,208
Wisconsin (State of) Health & Educational Facilities Authority (Marshfield Clinic); Series 2006 A, RB	5.00%	02/15/18	400	438,212
Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance);
Series 2012, RB	5.00%	06/01/25	5,000	5,766,650
Series 2012, RB	5.00%	06/01/26	1,855	2,126,720
Wisconsin (State of) Health & Educational Facilities Authority (ThedaCare, Inc.); Series 2005, RB (INS-AMBAC)(c)	5.00%	12/15/16	855	932,839
				23,855,219

Wyoming–0.45%
Campbell (County of) Hospital District (Campbell County Memorial Hospital);
Series 2009, RB	4.00%	12/01/15	1,285	1,395,548
Series 2009, RB	5.00%	12/01/17	1,170	1,345,909
Series 2009, RB	5.00%	12/01/18	545	630,827
Laramie (County of) (Cheyenne Regional Medical Center);
Series 2012, Hospital RB	3.00%	05/01/14	500	515,335
Series 2012, Hospital RB	3.00%	05/01/16	485	518,572
Sweetwater (County of) (Idaho Power Co.); Series 2006, Ref. PCR	5.25%	07/15/26	1,200	1,365,132
Wyoming (State of) Municipal Power Agency; Series 2008 A, Power Supply RB	5.38%	01/01/25	1,000	1,167,810
				6,939,133
TOTAL INVESTMENTS(i)–99.09% (Cost $1,406,512,403)				1,532,608,650
OTHER ASSETS LESS LIABILITIES–0.91%				14,001,911
NET ASSETS–100.00%				$1,546,610,561

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco Tax-Free Intermediate Fund

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
FHA	– Federal Housing Administration
FTA	– Federal Transit Administration
GO	– General Obligation
Gtd.	– Guaranteed
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RAB	– Revenue Anticipation Bonds
RAC	– Revenue Anticipation Certificates
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
Sec.	– Secured
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
TEMPS	– Tax-Exempt Mandatory Paydown Securities
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2013.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Zero coupon bond issued at a discount.
(f)	Security subject to crossover refunding.
(g)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2013.
(h)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at February 28, 2013 represented less than 1% of the Fund’s Net Assets.
(i)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Assured Guaranty Municipal Corp.	12.4%
Assured Guaranty Corp.	12.0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                         Invesco Tax-Free Intermediate Fund

Statement of Assets and Liabilities

February 28, 2013

Assets:
Investments, at value (Cost $1,406,512,403)	$1,532,608,650
Receivable for:
Investments sold	60,000
Fund shares sold	3,124,404
Interest	16,425,280
Investment for trustee deferred compensation and retirement plans	73,460
Other assets	45,584
Total assets	1,552,337,378

Liabilities:
Payable for:
Fund shares reacquired	981,391
Amount due custodian	2,759,054
Dividends	1,323,708
Accrued fees to affiliates	364,977
Accrued trustees’ and officers’ fees and benefits	5,920
Accrued other operating expenses	94,845
Trustee deferred compensation and retirement plans	196,922
Total liabilities	5,726,817
Net assets applicable to shares outstanding	$1,546,610,561

Net assets consist of:
Shares of beneficial interest	$1,421,500,447
Undistributed net investment income	615,408
Undistributed net realized gain (loss)	(1,601,541)
Unrealized appreciation	126,096,247
$1,546,610,561

Net Assets:
Class A	$1,186,009,013
Class A2	$119,128,859
Class Y	$226,612,740
Class R5	$14,859,949

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	99,585,109
Class A2	9,998,850
Class Y	19,040,216
Class R5	1,248,467
Class A
Net asset value per share	$11.91
Maximum offering price per share (Net asset value of $11.91 ÷ 97.50%)	$12.21
Class A2
Net asset value and offering price per share	$11.91
Maximum offering price per share (Net asset value of $11.91 ÷ 99.00%)	$12.03
Class Y:
Net asset value and offering price per share	$11.90
Class R5:
Net asset value and offering price per share	$11.90

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35                         Invesco Tax-Free Intermediate Fund

Statement of Operations

For the year ended February 28, 2013

Investment income:
Interest	$52,877,109

Expenses:
Advisory fees	3,722,183
Administrative services fees	361,815
Custodian fees	49,199
Distribution Fees — Class A	2,790,031
Transfer agent fees — Class A, A2 and Y	673,557
Transfer agent fees — Class R5	19,383
Trustees’ and officers’ fees and benefits	77,638
Other	364,874
Total expenses	8,058,680
Less: Expense offset arrangement(s)	(416)
Net expenses	8,058,264
Net investment income	44,818,845

Realized and unrealized gain from:
Net realized gain from investment securities	775,343
Change in net unrealized appreciation of investment securities	14,934,096
Net realized and unrealized gain	15,709,439
Net increase in net assets resulting from operations	$60,528,284

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36                         Invesco Tax-Free Intermediate Fund

Statement of Changes in Net Assets

For the years ended February 28, 2013 and February 29, 2012

	2013	2012
Operations:
Net investment income	$44,818,845	$42,725,096
Net realized gain (loss)	775,343	(708,280)
Change in net unrealized appreciation	14,934,096	84,135,755
Net increase in net assets resulting from operations	60,528,284	126,152,571

Distributions to shareholders from net investment income:
Class A	(35,851,155)	(34,407,128)
Class A2	(4,029,937)	(3,762,196)
Class Y	(8,138,284)	(7,718,819)
Class R5	(678,937)	(507,024)
Total distributions from net investment income	(48,698,313)	(46,395,167)

Share transactions–net:
Class A	112,695,018	(30,266,841)
Class A2	5,855,520	9,162,981
Class Y	(38,630,204)	119,618,988
Class R5	(5,893,949)	12,409,826
Net increase in net assets resulting from share transactions	74,026,385	110,924,954
Net increase in net assets	85,856,356	190,682,358

Net assets:
Beginning of year	1,460,754,205	1,270,071,847
End of year (includes undistributed net investment income of $615,408 and $4,493,521, respectively)	$1,546,610,561	$1,460,754,205

Notes to Financial Statements

February 28, 2013

NOTE 1—Significant Accounting Policies

Invesco Tax-Free Intermediate Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is federal tax-exempt current income.

The Fund currently consists of four different classes of shares: Class A, Class A2, Class Y and Class R5. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class Y and Class R5 shares are sold at net asset value.

As of the close of business on October 30, 2002, Class A2 shares are closed to new investors.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

37                         Invesco Tax-Free Intermediate Fund

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

38                         Invesco Tax-Free Intermediate Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.30%
Over $500 million up to and including $1 billion	0.25%
Over $1 billion	0.20%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2012, the Adviser has contractually agreed, through June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Class A, Class A2, Class Y and Class R5 shares to 1.50%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class A2, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A shares (collectively, the “Plans”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares. Of the Rule 12b-1 payment, up to 0.25% of the average daily net assets of the Class A shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Class A shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2013, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2013, IDI advised the Fund that IDI retained $314,871 and $2,526 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively. Also, $88,009 from Class A shares for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

39                         Invesco Tax-Free Intermediate Fund

As of February 28, 2013, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2013, the Fund engaged in securities purchases of $181,795,454 and securities sales of $212,977,216, which did not result in any net realized gains (losses).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $416.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2013 and February 29, 2012:

	2013	2012
Ordinary income — tax-exempt	$48,698,313	$46,395,167

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$802,771
Net unrealized appreciation — investments	126,096,247
Temporary book/tax differences	(187,363)
Capital loss carryforward	(1,601,541)
Shares of beneficial interest	1,421,500,447
Total net assets	$1,546,610,561

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

40                         Invesco Tax-Free Intermediate Fund

The Fund utilized $675,104 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2017	$176,146	$—	$176,146
February 28, 2018	195,867	—	195,867
Not subject to expiration	829,251	400,277	1,229,528
	$1,201,264	$400,277	$1,601,541

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2013 was $213,948,070 and $119,634,520, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$126,283,331
Aggregate unrealized (depreciation) of investment securities	(187,084)
Net unrealized appreciation of investment securities	$126,096,247

Cost of investments is the same for tax and financial statement purposes.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable income, on February 28, 2013, undistributed net investment income was increased by $1,355 and shares of beneficial interest was decreased by $1,355. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended
	February 28, 2013(a)		February 29, 2012
	Shares	Amount	Shares	Amount
Sold:
Class A	31,616,854	$374,720,546	23,421,153	$268,635,352
Class A2	1,445,260	17,116,077	1,646,193	19,031,328
Class Y	8,832,720	104,540,316	17,392,089	199,200,064
Class R5	876,474	10,363,830	1,427,181	16,374,215

Issued as reinvestment of dividends:
Class A	2,282,241	27,045,122	2,119,968	24,376,453
Class A2	215,923	2,558,555	187,783	2,167,027
Class Y	355,031	4,207,006	284,855	3,284,111
Class R5	38,751	458,785	31,085	358,553

Reacquired:
Class A	(24,407,495)	(289,070,650)	(28,427,803)	(323,278,646)
Class A2	(1,165,443)	(13,819,112)	(1,051,908)	(12,035,374)
Class Y	(12,483,751)	(147,377,526)	(7,208,242)	(82,865,187)
Class R5	(1,411,799)	(16,716,564)	(378,861)	(4,322,942)
Net increase in share activity	6,194,766	$74,026,385	9,443,493	$110,924,954

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 67% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

41                         Invesco Tax-Free Intermediate Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/13	$11.81	$0.35	$0.13	$0.48	$(0.38)	$—	$(0.38)	$11.91	4.14%	$1,186,009	0.60	%(d)	0.60	%(d)	2.96	%(d)	8%
Year ended 02/29/12	11.12	0.36	0.72	1.08	(0.39)	—	(0.39)	11.81	9.88	1,064,169	0.60		0.60		3.14		11
Year ended 02/28/11	11.19	0.36	(0.13)	0.23	(0.30)	—	(0.30)	11.12	2.10	1,033,795	0.60		0.60		3.20		18
Eleven months ended 02/28/10	10.72	0.33	0.49	0.82	(0.35)	—	(0.35)	11.19	7.80	1,552,931	0.63	(e)	0.63	(e)	3.23	(e)	8
Year ended 03/31/09	10.70	0.46	(0.02)	0.44	(0.41)	(0.01)	(0.42)	10.72	4.18	224,508	0.69		0.69		4.32		22
Year ended 03/31/08	10.76	0.43	0.02	0.45	(0.43)	(0.08)	(0.51)	10.70	4.24	37,865	0.73		0.73		3.93		19
Class A2
Year ended 02/28/13	11.82	0.38	0.12	0.50	(0.41)	—	(0.41)	11.91	4.31	119,129	0.35	(d)	0.35	(d)	3.21	(d)	8
Year ended 02/29/12	11.12	0.39	0.73	1.12	(0.42)	—	(0.42)	11.82	10.25	112,293	0.35		0.35		3.39		11
Year ended 02/28/11	11.20	0.39	(0.14)	0.25	(0.33)	—	(0.33)	11.12	2.26	96,998	0.35		0.35		3.45		18
Eleven months ended 02/28/10	10.72	0.35	0.51	0.86	(0.38)	—	(0.38)	11.20	8.14	109,342	0.38	(e)	0.38	(e)	3.48	(e)	8
Year ended 03/31/09	10.70	0.48	(0.02)	0.46	(0.43)	(0.01)	(0.44)	10.72	4.44	116,422	0.44		0.44		4.57		22
Year ended 03/31/08	10.76	0.45	0.02	0.47	(0.45)	(0.08)	(0.53)	10.70	4.50	167,381	0.48		0.48		4.18		19
Class Y
Year ended 02/28/13	11.81	0.38	0.12	0.50	(0.41)	—	(0.41)	11.90	4.32	226,613	0.35	(d)	0.35	(d)	3.21	(d)	8
Year ended 02/29/12	11.11	0.39	0.73	1.12	(0.42)	—	(0.42)	11.81	10.26	263,693	0.35		0.35		3.39		11
Year ended 02/28/11	11.19	0.39	(0.14)	0.25	(0.33)	—	(0.33)	11.11	2.26	131,884	0.35		0.35		3.45		18
Eleven months ended 02/28/10	10.72	0.35	0.50	0.85	(0.38)	—	(0.38)	11.19	8.05	107,447	0.38	(e)	0.38	(e)	3.48	(e)	8
Year ended 03/31/09(f)	10.42	0.24	0.28	0.52	(0.21)	(0.01)	(0.22)	10.72	5.01	29,834	0.45	(e)	0.45	(e)	4.56	(e)	22
Class R5
Year ended 02/28/13	11.80	0.37	0.13	0.50	(0.40)	—	(0.40)	11.90	4.35	14,860	0.41	(d)	0.41	(d)	3.15	(d)	8
Year ended 02/29/12	11.11	0.38	0.72	1.10	(0.41)	—	(0.41)	11.80	10.11	20,598	0.40		0.40		3.34		11
Year ended 02/28/11	11.18	0.39	(0.13)	0.26	(0.33)	—	(0.33)	11.11	2.36	7,395	0.35		0.35		3.45		18
Eleven months ended 02/28/10	10.70	0.35	0.51	0.86	(0.38)	—	(0.38)	11.18	8.14	7,990	0.37	(e)	0.37	(e)	3.49	(e)	8
Year ended 03/31/09	10.69	0.48	(0.03)	0.45	(0.43)	(0.01)	(0.44)	10.70	4.28	2,344	0.50		0.50		4.51		22
Year ended 03/31/08	10.75	0.45	0.02	0.47	(0.45)	(0.08)	(0.53)	10.69	4.46	879	0.53		0.53		4.13		19

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $1,116,013, $116,231, $233,978 and $19,870 for Class A, Class A2, Class Y and Class R5 shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008 for Class Y shares.

42                         Invesco Tax-Free Intermediate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Tax-Free Intermediate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Tax-Free Intermediate Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 26, 2013

Houston, Texas

43                         Invesco Tax-Free Intermediate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2012 through February 28, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/13)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/13)	Expenses Paid During Period[2]
A	$1,000.00	$1,020.80	$3.01	$1,021.82	$3.01	0.60%
A2	1,000.00	1,021.20	1.75	1,023.06	1.76	0.35
Y	1,000.00	1,022.10	1.75	1,023.06	1.76	0.35
R5	1,000.00	1,021.00	2.10	1,022.71	2.11	0.42

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2012 through February 28, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

44                         Invesco Tax-Free Intermediate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2013:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

45                         Invesco Tax-Free Intermediate Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Tax-Free Intermediate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	124	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Tax-Free Intermediate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Tax-Free Intermediate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

T-4                         Invesco Tax-Free Intermediate Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242 TFI-AR-1 Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2013	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2012	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2012 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$226,850	N/A	$222,800	N/A
Audit-Related Fees(2)	$6,000	0%	$12,750	0%
Tax Fees(3)	$31,550	0%	$72,000	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$264,400	0%	$307,550	0%

PWC billed the Registrant aggregate non-audit fees of $37,550 for the fiscal year ended 2013, and $84,750 for the fiscal year ended 2012, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Tax fees for the fiscal year end 2013 include fees billed for agreed upon procedures related to fund mergers. Tax fees for the fiscal year end 2012 include fees billed for agreed upon procedures related to fund mergers.
(3)	Tax fees for the fiscal year end 2013 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end 2012 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2012 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2012 Pursuant to Waiver of Pre- Approval Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2013, and $0 for the fiscal year ended 2012, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under

Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2013, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2013, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer

Date: May 9, 2013

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer

Date: May 9, 2013

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: May 9, 2013

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.